SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEOPROBE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
The purchase price payable under the Asset Purchase Agreement consists of $30,000,000, subject to a possible adjustment as set forth in the Asset Purchase Agreement, plus royalty payments up to a maximum of $20,000,000 over the course of six fiscal years. Solely for purposes of calculating the filing fee, the registrant estimates a purchase price of $50,000,000.

(4)	Proposed maximum aggregate value of transaction: $50,000,000

(5)	Total fee paid: $5,805

☒	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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2011 ANNUAL MEETING OF STOCKHOLDERS

[•], 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Neoprobe Corporation, which will be held at 9:00 a.m., Eastern Daylight Time, on August 15, 2011, at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017 (phone: 614-790-9000). The matters on the meeting agenda are described in the Notice of 2011 Annual Meeting of Stockholders and proxy statement which accompany this letter.

We hope you will be able to attend the meeting, but regardless of your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

Very truly yours,
Dr. Mark J. Pykett President and Chief Executive Officer

NEOPROBE CORPORATION
425 Metro Place North, Suite 300
Dublin, Ohio 43017

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
NEOPROBE CORPORATION:

The Annual Meeting of the Stockholders of Neoprobe Corporation, a Delaware corporation (the “Company”), will be held at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017 (phone: 614-790-9000), on August 15, 2011, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To approve the sale (the “Asset Sale”) of our GDS line of gamma detection device systems (the “GDS Business”) to Devicor Medical Products, Inc. (“Devicor” or the “Buyer”) pursuant to the terms and conditions of an asset purchase agreement dated as of May 24, 2011, by and between the Company and Devicor (the “Asset Purchase Agreement”). The Asset Purchase Agreement is attached as Appendix A to this proxy statement;
2.	To elect three directors, to serve for a term of three years and until their successors are duly elected and qualified;
3.	To approve and amend the Company’s Amended and Restated 2002 Stock Incentive Plan (the “2002 Plan”) to increase the maximum number of shares of Common Stock issuable under the 2002 Plan to 10,000,000 shares and to extend the term of the 2002 Plan to March 7, 2015;
4.	To hold an advisory vote on the frequency of voting on the compensation of our named executive officers;
5.	To hold an advisory vote relating to the compensation of our named executive officers;
6.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2011;
7.	To adjourn the Annual Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve the Asset Sale if there are insufficient votes to approve the Asset Sale; and
8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 17, 2011, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 15, 2011: The proxy statement and annual report to security holders is available at http://neoprobe2011.investorroom.com.

Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy card in the envelope provided or take advantage of the opportunity to vote your proxy online. If you have any questions or need assistance voting your shares of our Common Stock, please contact [•], our proxy solicitor, by calling toll-free at [•] or by e-mailing [•].

By Order of the Board of Directors
Dr. Mark J. Pykett President and Chief Executive Officer

Dublin, Ohio
[•], 2011

PROXY STATEMENT FOR
2011 ANNUAL MEETING OF STOCKHOLDERS

i

ii

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents to which we refer you to in this proxy statement, contain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among others, under the headings “Summary,” “Questions and Answers About the Asset Sale,” “Asset Sale,” “The Asset Purchase Agreement,” “Proposal No 1 — The Asset Sale and the Asset Purchase Agreement,” and in statements containing the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets” and/or similar words or expressions. Forward-looking statements also include the following: (1) statements containing projections of revenues, operating expenses, income (or loss), earnings (or loss) per share, capital expenditures, dividends, capital structure, and other financial items; (2) statements concerning the plans and objectives of Neoprobe management for future operations, including plans or objectives relating to its products or services; (3) statements of future economic performance; (4) statements of the assumptions underlying or relating to any statement described in (1), (2), or (3); and (5) statements regarding the timing or completion of the Asset Sale. Actual results could differ materially from those predicted by these forward-looking statements.

You should be aware that forward-looking statements involve known and unknown risks and uncertainties as well as assumptions, among other things, about us and regulatory, clinical, economic and market factors, among others. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of Neoprobe. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to publicly update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future developments or otherwise.

Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by forward-looking statements. You should not place undue reliance on any forward-looking statements contained herein, which speak only as of the date of this proxy statement, or, in the case of documents referred to in this proxy statement, as of the respective dates of such documents. These and other factors are discussed in our current filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and our subsequent SEC filings. In addition to other factors and matters contained in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the failure to satisfy any of the conditions to complete the Asset Sale, including the receipt of the required stockholder approval;
•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement;
•	the outcome of any legal proceedings instituted against us and others in connection with the proposed Asset Sale;
•	the failure of the Asset Sale to close for any other reason;
•	the amount of the costs, fees, expenses and charges relating to the Asset Sale;
•	business uncertainty and contractual restrictions prior to the Asset Sale close;
•	delays in the timing of the acceptance and/or approval of our New Drug Application (NDA) for Lymphoseek®;
•	delays in advancing our RIGScanTM technology toward re-initiation of clinical development;
•	competition generally and the increasingly competitive nature of our industry;
•	stock price and interest rate volatility; and
•	failure to operate our business successfully.

The foregoing list and the risks reflected in this proxy statement should not be construed to be exhaustive. Actual results or matters related to the Asset Sale could differ materially from the forward-looking statements contained in this proxy statement as a result of the timing of the completion of the Asset Sale or the impact of the Asset Sale on our results of operations, financial condition, cash flows, capital resources, profitability, cash requirements, management resources and liquidity. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations.

SUMMARY

This summary highlights selected information contained in this proxy statement and does not contain all of the information that may be important to you. We urge you to read carefully this proxy statement in its entirety, as well as the appendices. Additional, important information is also contained in the documents incorporated by reference into this proxy statement; see the section entitled “Where You Can Find More Information; Incorporation by Reference.”

The Annual Meeting (page 11)

The 2011 Annual Meeting of Stockholders of Neoprobe Corporation will be held at 9:00 a.m., Eastern Daylight Time, on August 15, 2011, at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017 (phone: 614-790-9000).

The Asset Sale (page 13)

On May 23, 2011, the members of our Board of Directors present at a meeting duly called and held (one member of our Board of Directors, Dr. Jess Emery Jones, was not present at the meeting), unanimously adopted and approved the Asset Sale pursuant to the Asset Purchase Agreement, a copy of which is included as Appendix A to this proxy statement (portions of which have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment). Please read it carefully. Pursuant to the terms of the Asset Purchase Agreement:

•	we agreed to sell the assets and assign certain liabilities, in each case, that are primarily related to the GDS Business (i.e., assets and liabilities that relate principally to the GDS Business, consisting primarily of intellectual property associated with our GDS products, supply and manufacturing agreements for these products, tooling and dies, testing equipment, inventory, trademarks (including the “Neoprobe” name), and associated contractual rights and obligations); and
•	in exchange for the assets of the GDS Business, Devicor agreed to: (i) make a cash payment to us of $30,000,000; (ii) assume certain liabilities of the Company associated with the GDS Business as specified in the Asset Purchase Agreement; and (iii) make royalty payments to us of up to an aggregate maximum amount of $20,000,000 based on the net revenue attributable to the GDS Business over the course of the six fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017 (collectively, the “Aggregate Consideration”) which Aggregate Consideration is subject to a possible adjustment as set forth in the Asset Purchase Agreement and more fully described below under “Proposal No. 1 — The Asset Sale and the Asset Purchase Agreement — Asset Purchase Agreement — General” beginning on page 66.

If all necessary approvals have been obtained or waived, including stockholder approval and any third party consents, we expect to complete the Asset Sale shortly after this Annual Meeting scheduled for August 15, 2011.

Parties to the Asset Sale (page 13)

Neoprobe Corporation

Neoprobe is a biomedical company focused on enhancing oncology patient care and improving patient benefit through radiopharmaceutical product development. Neoprobe is actively developing two radiopharmaceutical agent platforms — Lymphoseek and RIGScan — to help physicians better identify and treat certain types of cancer. Neoprobe’s subsidiary, Cira Biosciences, Inc., is also advancing a patient-specific cellular therapy technology platform called ACT. Neoprobe’s strategy is to deliver superior growth and shareholder return by bringing to market novel radiopharmaceutical agents and advancing the Company’s pipeline program through continued investment and selective licenses or acquisitions. We have agreed to sell our GDS Business pursuant to the Asset Purchase Agreement. For more information please visit our website at www.neoprobe.com. Our common stock is listed on the NYSE Amex stock exchange under the symbol “NEOP.” Neoprobe is a Delaware corporation. Our principal executive office is located at 425 Metro Place North, Suite 300, Dublin, Ohio 43017. The telephone number there is (614) 793-7500.

Devicor Medical Products, Inc.

Devicor is a company dedicated to acquiring and growing medical device companies. With an initial focus on the breast cancer market, the company is focused on building a global business through the investment in, and development of, tools and technologies that facilitate minimally invasive medical procedures. For more information, please visit www.devicormedical.com. Devicor is a Delaware corporation. Its principal executive office is located at Summit Woods Corporate Center II, 5th Floor, 300 E-Business Way, Cincinnati, Ohio 45241. The telephone number there is (513) 864-9000.

Reasons for the Asset Sale (page 15)

In evaluating the Asset Sale, our Board of Directors considered various factors. For the material factors considered by our Board of Directors in reaching its decision to adopt and approve the Asset Sale and the Asset Purchase Agreement, see “Proposal No. 1 — The Asset Sale and the Asset Purchase Agreement — The Asset Sale — Reasons for the Asset Sale,” beginning on page 66.

Post-Closing Business and Proceeds from the Asset Sale (page 18)

If the Asset Sale is approved by our stockholders and the other conditions to the closing of the Asset Sale are satisfied or waived, Devicor will acquire the GDS Business. We expect to focus on our remaining businesses following the closing of the Asset Sale, including: (i) developing, commercializing, marketing, selling and distributing biologics or pharmaceuticals, (ii) developing and commercializing personalized cell processing technology and cellular therapeutics; and (iii) advancing our technology for the detection of fluorescence labeled compounds and antibodies (hereinafter referred to collectively as the “Remaining Businesses”). If the Asset Sale is consummated, our lead radiopharmaceutical pipeline products and drug development portfolio will be our only operating businesses and, accordingly, our profitability will be entirely dependent upon those lines of business. If the Asset Sale is not approved by the holders of a majority of our outstanding shares of Common Stock, then Devicor may terminate the Asset Purchase Agreement and our Board of Directors, along with our management, will reassess our options in light of our long-term strategic goals. We currently anticipate that we will retain all of the net cash proceeds from the Asset Sale for working capital and general corporate purposes. We may use a portion of the net cash proceeds for future acquisitions complementary to the Remaining Businesses. However, at this time, no specific acquisition targets have been identified. If we have adequate working capital and establish adequate cash reserves without using all of our cash, and if we are unable to identify suitable acquisition targets that are appropriately valued, we will consider alternate uses of any excess cash in order to enhance stockholder value.

Recommendation of Our Board of Directors (page 19)

After careful consideration our Board of Directors:

•	adopted and approved the Asset Purchase Agreement; and
•	determined the Asset Sale to be in the best interests of Neoprobe and our stockholders, and recommended to our stockholders that the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, be adopted and approved by our stockholders.

Opinion of Our Financial Advisor (page 19 and Appendix B)

In connection with the Asset Sale, our Board of Directors received a written opinion, dated May 23, 2011, from our financial advisor, UBS Securities LLC, referred to as UBS, as to the fairness, from a financial point of view and as of the date of such opinion, to Neoprobe of the consideration to be received by Neoprobe in the Asset Sale. The full text of UBS’ written opinion, dated May 23, 2011, is attached to this proxy statement as Appendix B. Holders of our Common Stock are encouraged to read UBS’ opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken by UBS. UBS’ opinion was provided for the benefit of our Board of Directors (in its capacity as such) in connection with, and for the purpose of, its evaluation of the consideration from a financial point of view and did not address any other aspect of the Asset Sale. The opinion did not address the relative merits of the Asset Sale as compared to other business strategies or transactions that might be available with respect to the GDS Business or Neoprobe’s underlying business decision to effect the Asset Sale. The opinion does not constitute a recommendation to any stockholder as to how to vote or act with respect to the Asset Sale.

Other Agreements and Transactions Related to the Asset Sale (page 21)

In addition to the Asset Purchase Agreement, we intend to enter into a number of related agreements, including a transition services agreement with Devicor pursuant to which we shall provide certain transitional, administrative and support services to Devicor on a short-term basis.

Interests of Our Directors and Executive Officers in the Asset Sale (page 22)

In considering the recommendation of our Board of Directors to vote for the proposal to adopt and approve the Asset Sale and the Asset Purchase Agreement, you should be aware that some of our directors and executive officers may have personal interests in the Asset Sale that are, or may be, different from, or in addition to, your interests. All of our directors and executive officers own shares of our Common Stock and/or options to purchase shares of our Common Stock, and to that extent, their interests in the Asset Sale are the same as that of other holders of our Common Stock. To the extent our directors and executive officers are parties to agreements that confer certain rights and obligations upon a change in control, such individuals have executed waivers provided that the Asset Sale is not a change in control under such agreements. See “Interests of Our Directors and Executive Officers in the Asset Sale,” beginning on page 22.

Appraisal Rights (page 22)

You will not experience any change in your rights as a stockholder as a result of the Asset Sale. Delaware law, our certificate of incorporation, and our bylaws do not provide for appraisal or other similar rights for dissenting stockholders in connection with the Asset Sale, and we are not independently providing stockholders with any such right. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the Asset Sale.

Material U.S. Federal, State and Local Income Tax Consequences (page 22)

The Asset Sale will not result in any material U.S. federal, state or local income tax consequences to our stockholders. The transaction will be a taxable event to us for U.S. federal, state and local income tax purposes, but we anticipate that a portion of the taxable gain for U.S. federal, state and local income tax purposes resulting from the Asset Sale will be offset by net operating losses and tax credits. For a complete description of the material tax consequences of the Asset Sale to Neoprobe, please see “Material U.S. Federal, State and Local Income Tax Consequences,” beginning on page 22.

Regulatory Matters (Page 22)

The Asset Sale is not subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or the reporting and waiting requirements of any other United States antitrust law. We are not aware of any other material regulatory consents that are required in connection with the Asset Sale.

Asset Purchase Agreement (Page 29 and Appendix A)

General (page 29)

Pursuant to the Asset Purchase Agreement, Devicor has agreed to:

•	make a cash payment to us of $30,000,000 (subject to a possible adjustment based on the amount of working capital at closing as provided in the Asset Purchase Agreement);
•	assume certain liabilities associated with the GDS Business as specified in the Asset Purchase Agreement; and
•	make royalty payments to us of up to an aggregate maximum amount of $20,000,000 based on the net revenue attributable to the GDS Business over the course of the six fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017.

The method of calculating the royalty payments is set forth in Schedule 2.9 to the Asset Purchase Agreement. Potential royalty payments to the Seller are calculated based on the Buyer’s “Net Revenue” derived from the purchased GDS Business and is defined as gross revenue derived from the sale, distribution, licensing or other disposition of the Products, and related warranties, offset by adjustments to reduce revenue for discounts, allowances, rebates and other gross to net reductions, and bad debt expense, as such net revenues are determined by Buyer in accordance with GAAP, applied in a manner consistent with Buyer’s accounting policies and procedures. The Annual Royalty Amount payable by Buyer for any Performance Period shall be determined in accordance with the following:

Net Revenue for Performance Period (i.e., the “Brackets”)	% of Net Revenue Payable as Annual Royalty Amount
Equal to or greater than $21,000,000 but less than $25,000,000	5.00%
Equal to or greater than $25,000,000 but less than $30,000,000	8.75%
Equal to or greater than $30,000,000	20.00%

Percentages of Net Revenues payable are not cumulative, and no Annual Royalty Amount shall be payable to Seller once the aggregate Royalty Amount has been paid. Net Revenues are calculated based on a single Performance Period and will not be aggregated with Net Revenues of any other Performance Period. A sample calculation illustrating the manner in which the royalty will be calculated at various hypothetical levels of net revenue is included in Schedule 2.9 to the Asset Purchase Agreement.

Covenants and Agreements (page 31)

The parties have agreed to certain covenants, including, without limitation, covenants requiring that:

•	the Company operate its business generally in the ordinary course until the closing of the Asset Sale;
•	the Company not solicit alternative acquisition proposals or provide information or engage in discussions with third parties in connection with any such acquisition proposal; and
•	as soon as practicable after the closing date of the Asset Sale, and in any event within six months following the closing date, the Company cease to make use of certain of our trade names and trademarks.

Covenant Not to Compete (page 33).

Under the Asset Purchase Agreement, we have also agreed, subject to certain exceptions, that for five years following the closing of the Asset Sale, the Company will not compete with, assist in or provide financial resources to any activity which involves the marketing, distribution or sale of devices primarily used for the diagnosis or identification of cancer in human beings.

Distribution Rights (page 34)

In the event the Company desires to engage a third party to distribute any medical device used in surgical oncology primarily having a diagnostic purpose, including, without limitation, medical devices used for the detection of fluorescence labeled compounds or antibodies, during the 12-year period following the consummation of the Asset Sale, the terms of the Asset Purchase Agreement give Devicor certain rights of first refusal to distribute such products based on the terms of the existing distribution agreement between Devicor and the Company (during the first 5 years) and the terms offered by an unaffiliated third party (during the succeeding 7 years).

No Negotiation (page 32)

The Asset Purchase Agreement restricts our ability to solicit or engage in discussions or negotiations with third parties regarding specified transactions involving the GDS Business or the sale of Neoprobe as a whole.

Conditions to Completion of the Asset Sale (page 34)

Before we can complete the Asset Sale, a number of conditions must be satisfied. These include, among other things:

•	the receipt of our stockholders’ approval;
•	all filings with governmental authorities shall have been made and any necessary authorizations, consents or approvals required from such authorities shall have been obtained; and
•	the absence of any valid order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents the consummation of the Asset Sale.

In addition, the obligations of Devicor to complete the Asset Sale are subject to the satisfaction by us or waiver by Devicor of conditions, including the following:

•	All of our representations and warranties shall be true and correct in all material respects, except for those representations and warranties that are qualified as to materiality which shall be true and correct in all respects, on and as of the closing date of the Asset Sale with the same effect as if such representations and warranties had been made on that date (except to the extent that any such representation or warranty by its terms relates to an earlier date), and we shall have complied in all material respects with all agreements contained in the Asset Purchase Agreement required to be performed prior to the closing of the Asset Sale; and
•	After the date of the Asset Purchase Agreement no event shall have occurred that had, or would reasonably be expected to have, a Material Adverse Effect (as defined below under “Proposal No 1 — The Asset Sale and the Asset Purchase Agreement — Asset Purchase Agreement — Representations and Warranties”).

Finally, our obligations to complete the Asset Sale are subject to the satisfaction by Devicor or waiver by us of certain conditions, including that the representations and warranties made by Devicor are true and correct in all material respects, except for those representations and warranties that are qualified as to materiality which shall be true and correct in all respects, on and as of the closing date of the Asset Sale with the same effect as if such representations and warranties had been made on that date (except to the extent that any such representation or warranty by its terms relates to an earlier date), and Devicor shall have complied in all material respects with all agreements contained in the Asset Purchase Agreement required to be performed or complied with at or prior to the closing of the Asset Sale.

Termination (page 35)

The parties may, by mutual written consent, terminate the Asset Purchase Agreement at any time prior to the completion of the Asset Sale. Devicor may terminate the Asset Purchase Agreement at any time following the Annual Meeting of Stockholders if the Company does not receive stockholder approval for the Asset Sale at the meeting.

In addition, either we or Devicor may, in writing, terminate the Asset Purchase Agreement at any time prior to the effective date of the Asset Sale:

•	if the other party shall have breached any material provision of the Asset Purchase Agreement and shall not have cured such breach within 10 days of receiving notice; or
•	if the Asset Sale has not been completed on or before August 22, 2011.

Termination Fee (page 35)

If the Asset Sale is not approved by our stockholders pursuant to the terms of the Asset Purchase Agreement, we will be required to reimburse Devicor for its expenses not to exceed $500,000. We may also be required to pay an additional $1,000,000 termination fee if the Asset Purchase Agreement is terminated by Devicor as a result of our breach of any of certain covenants set forth in the Asset Purchase Agreement which require, among other things that the Company’s Board of Directors use its reasonable best efforts to obtain the approval of the Company’s stockholders for the Asset Sale, and not withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Devicor, its recommendation that the stockholders approve the Asset Sale or approve or recommend, or propose publicly to approve or recommend, or otherwise permit or cause the Company to accept, any other transaction which effects an acquisition, merger, consolidation or other business combination involving the GDS Business or the Company.

QUESTIONS AND ANSWERS ABOUT THE ASSET SALE

The following questions and answers briefly address some commonly asked questions about the Asset Sale and the Asset Purchase Agreement. These questions and answers may not address all questions that may be important to you as a stockholder. You should still carefully read this entire proxy statement, including each of the appendices.

This proxy statement is furnished to the holders of common stock, $0.001 par value per share (“Common Stock”), of Neoprobe Corporation, a Delaware corporation (“Neoprobe” or the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of stockholders, and at any adjournment of that meeting. In this proxy statement the terms “Neoprobe,” “Company,” “we,” “our,” “ours,” and “us” refer to Neoprobe Corporation and its subsidiaries. The term “Asset Purchase Agreement” refers to the asset purchase agreement, dated as of May 24, 2011, by and between the Company and Devicor Medical Products, Inc., as it may be amended, restated, modified or superseded from time to time in accordance with its terms (the “Asset Purchase Agreement”). The term “GDS Business” refers to the Company’s GDS line of gamma detection device systems as further described in the Asset Purchase Agreement. The term “Asset Sale” refers to the proposed sale of the GDS Business pursuant to the Asset Purchase Agreement. The term “Devicor” or the “Buyer” refers to Devicor Medical Products, Inc., a Delaware corporation. Each of Neoprobe and Devicor are sometimes referred to in this proxy statement as a party, or collectively as the parties.

The Asset Sale
Q:	What is the proposed transaction?
A:	The Asset Purchase Agreement provides for the sale of the GDS Business to Devicor for: (i) a cash payment of $30,000,000; (ii) the agreement of Devicor to assume certain liabilities of the Company associated with the GDS Business as specified in the Asset Purchase Agreement; and (iii) royalty payments of up to an aggregate maximum amount of $20,000,000 based on the net revenue attributable to the GDS Business over the course of the six fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017 (the foregoing consideration hereinafter referred to collectively as the “Aggregate Consideration”). The amount of the Aggregate Consideration is subject to a possible adjustment as set forth in the Asset Purchase Agreement and more fully described below under “Proposal No. 1 — The Asset Sale and the Asset Purchase Agreement — Asset Purchase Agreement — General” beginning on page 66.
Q:	Why are we asking for a stockholder vote?
A:	Stockholder approval of the Asset Sale is required under Delaware General Corporation Law (DGCL) Section 271 and is a condition to the closing of the Asset Sale under the terms of the Asset Purchase Agreement we negotiated with Devicor.
Q:	What is the purpose of the proposed transaction?
A:	The purpose of the Asset Sale is to allow the Company to strategically focus its expertise, competencies and resources on radiopharmaceutical products. The Asset Sale provides the Company with access to resources to support and advance development of its RIGS technology, to evaluate additional opportunities for its Lymphoseek product and to pursue growth of its pipeline with other product candidates.
Q:	What are the estimated net cash proceeds from the Asset Sale?
A:	We currently estimate the net cash proceeds from the Asset Sale to be approximately $27.3 million after the payment of estimated transaction costs of $2.7 million. This estimate assumes that the Asset Sale is completed before August 18, 2011, and does not include any of the potential additional $20 million in royalty payments available pursuant to the terms of the Asset Purchase Agreement. The actual amount of net cash proceeds from the Asset Sale may vary from this estimate. In addition, this estimate does not include, and the actual amount of cash proceeds from the Asset Sale will be reduced by, among other things, continuing benefit costs for departing employees.

Q:	How does Neoprobe plan to use the net cash proceeds from the Asset Sale?
A:	We currently anticipate that we will retain all of the net cash proceeds from the Asset Sale for working capital and general corporate purposes and to continue investing in our remaining businesses, including our businesses: (i) of developing, commercializing, marketing, distributing and selling biologics or pharmaceuticals, including our particular focus on radioharmaceuticals, (ii) of developing and commercializing personalized cell processing technology; or (iii) of advancing our technology for the detection of fluorescence labeled compounds and antibodies (hereinafter referred to collectively as the “Remaining Businesses”). We may use a portion of the net cash proceeds for future acquisitions complementary to our remaining businesses; however, at this time no specific acquisition targets have been identified. If we have adequate working capital and establish adequate cash reserves without using all of our cash, and if we are unable to identify suitable acquisition targets that are appropriately valued, we will consider alternate uses of any excess cash in order to enhance stockholder value.
Q:	When will the Asset Sale be consummated?
A:	In the event the stockholders approve the Asset Sale and the Asset Purchase Agreement, we expect that the Asset Sale will close promptly following our Annual Meeting. However, the consummation of the Asset Sale is contingent upon other customary closing conditions including: (i) the absence of a material adverse effect on the assets of the GDS Business subject to the Asset Sale, the liabilities of the GDS Business to be assumed by the Buyer, or the financial condition or results of operations of the GDS Business; (ii) the representations and warranties of the parties being true and correct in all material respects at closing; (iii) there being no material breaches of the terms of the Asset Purchase Agreement; (iv) the absence of any litigation or other legal requirement prohibiting the consummation of the Asset Sale; (v) the receipt of certain third party consents; and (vi) certain other customary closing conditions.
Q:	Will Neoprobe continue to be publicly traded following the Asset Sale? Will its NYSE Amex ticker symbol change?
A:	The Company will continue to be a publicly traded company whether or not the Asset Sale closes and we will continue to be subject to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) and the NYSE Amex stock exchange. Our NYSE Amex ticker symbol will not change and will remain “NEOP” whether or not the Asset Sale closes. The Asset Purchase Agreement provides that within six months following the closing of the Asset Sale, the Company shall cease to make use of certain of its trade names and trademarks, including the Neoprobe name. In connection with this requirement, the Company will change its name, and the Company’s NYSE Amex ticker symbol may change in connection with a change of our corporate name. As of the date of this proxy statement, the Company had made no decisions regarding the new corporate name it will use following the closing of the Asset Sale or changing its NYSE Amex ticker symbol.
Q:	What vote of our stockholders is required to adopt and approve the Asset Sale and the Asset Purchase Agreement?
A:	For us to complete the Asset Sale, stockholders holding at least a majority of the shares of our outstanding Common Stock at the close of business on the Record Date must vote “FOR” the proposal adopting and approving the Asset Sale and the Asset Purchase Agreement.
Q:	What will happen if the Asset Sale and Asset Purchase Agreement are not adopted and approved?
A:	If the Asset Sale and the Asset Purchase Agreement are not adopted and approved, we will not complete the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement. In that event, we expect to reassess our options in light of our long-term strategic goals. Under the Asset Purchase Agreement, we would also be required to pay Devicor a fee equal to the amount of the reasonable out-of-pocket expenses, actually documented and incurred or payable by or on behalf of Devicor in connection with or in anticipation of the Asset Sale and the agreements related thereto, including all attorney’s fees, financial advisor’s fees, accountants’ fees and filing fees (the “Termination Expenses”) (provided, however, that in no event will the “Termination Expenses” exceed $500,000, in the aggregate). We may also be required to pay a $1,000,000 termination fee plus the amount of the

Termination Expenses if the Asset Purchase Agreement is terminated by Devicor as a result of our breach of any of the covenants set forth in Section 6.4 of the Asset Purchase Agreement which require, among other things, that the Company’s Board of Directors use its reasonable best efforts to obtain the approval of the Company’s stockholders for the Asset Sale, and not withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Devicor, its recommendation that the stockholders approve the Asset Sale or approve or recommend or propose publicly to approve or recommend, or otherwise permit or cause the Company to accept, any other transaction which effects an acquisition, merger, consolidation or other business combination involving the GDS Business or the Company.
Q:	Who will solicit and pay the cost of soliciting proxies?
A:	All expenses in connection with this solicitation of proxies will be paid by us. Proxies will be solicited principally by mail, but directors, officers and certain other individuals authorized by us may personally solicit proxies. We have retained [•], a proxy solicitation firm, to assist in the solicitation of proxies. Neoprobe will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners and will pay [•] a fee of approximately [•], plus out-of-pocket expenses.
Q:	Who can help answer any other questions I might have?
A:	If you have additional questions about the Asset Sale or need assistance in submitting your proxy or voting your shares of our Common Stock, please contact [•], our proxy solicitor, by calling toll-free at [•] or by e-mailing [•]. You can also refer to the section of this proxy statement entitled, “Where You Can Find More Information; Incorporation by Reference.”

NEOPROBE CORPORATION

2011 ANNUAL MEETING OF STOCKHOLDERS

August 15, 2011

PROXY STATEMENT

Dated [•], 2011

GENERAL INFORMATION

Date, Time and Place of Annual Meeting.  The Annual Meeting of the Stockholders of Neoprobe Corporation will be held at the Embassy Suites Hotel, 5100 Upper Metro Place, Dublin, Ohio 43017 (phone: 614-790-9000), on August 15, 2011, at 9:00 a.m., Eastern Daylight Time.

Solicitation.  This proxy statement is furnished to the stockholders of Neoprobe Corporation, a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Company’s 2011 Annual Meeting of Stockholders to be held on August 15, 2011, and any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about [•], 2011. All expenses in connection with this solicitation of proxies will be paid by us. Proxies will be solicited principally by mail, but directors, officers and certain other individuals authorized by us may personally solicit proxies. We have retained [•], a proxy solicitation firm, to assist in the solicitation of proxies. We will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners and will pay [•] a fee of approximately [•], plus out-of-pocket expenses.

Company Address.  The mailing address of our principal executive offices is 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

Voting Rights.  Stockholders of record at the close of business on July 5, 2011 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of that date, there were [•] shares of Common Stock outstanding. Each holder of Common Stock of record on July 5, 2011, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

Authorization.  The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us. The proxy will be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof. If you are a holder of record and you sign, date, and send in your proxy but do not indicate how you want to vote, your proxy will be voted “For” each of the proposals to be voted on at the Annual Meeting and “For” holding an advisory vote on executive compensation every third year.

Revocation.  Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting. Please note, however, if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Tabulation.  Under Section 216 of the Delaware General Corporation Law (DGCL) and our bylaws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum even though they are marked as “Abstain,” “Against” or “Withhold Authority” on one or more, or all matters, or they are not marked at all. Brokers, banks, or other nominees who hold their customers’ shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such brokers, banks, or other nominees are members, sign and submit proxies for such shares and may vote such shares on routine matters. The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm is considered a routine matter. Brokers, banks, or other nominees may not vote on matters considered non-routine without specific instructions from the customer who owns the shares. The proposals to approve the Asset Sale, elect directors, approve the 2002 Plan, approve the compensation of our named executive officers and the frequency of voting to approve such compensation, and adjourn the Annual Meeting, if necessary or appropriate, are not considered routine matters. Proxies signed and submitted by brokers, banks, or other nominees that have not been voted on certain matters are referred to as broker non-votes. Such proxies count toward the establishment of a quorum. We encourage you to provide voting instructions to any broker, bank or other nominee that holds your shares by carefully following the instructions provided in the notice from such entity.

Under Section 271 of the DGCL, the proposal to approve the Asset Sale pursuant to the terms of the Asset Purchase Agreement requires the affirmative vote of the holders of a majority of our Common Stock outstanding as of the Record Date. Broker “non-votes” and abstentions will have the same effect as votes “Against” the proposal.

Under Section 216 of the DGCL and our bylaws, the election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our Common Stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward a nominee’s achievement of a plurality and, thus, will have no effect.

Under Section 216 of the DGCL and our bylaws, the proposal to approve and amend the 2002 Plan requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “Against” the proposal. Broker non-votes are disregarded and will have no effect.

Under our bylaws, approval of the proposal relating to the compensation of our named executive officers requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “Against” the proposal. Broker non-votes are disregarded and will have no effect.

The ratification of BDO USA, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “Against” the proposal. Broker non-votes are disregarded and will have no effect.

If submitted to our stockholders at the Annual Meeting, the proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the Asset Sale, requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Neither broker non-votes nor abstentions are included in the tabulation of the voting results and, therefore, they do not have the effect of votes “Against” such proposal.

Effect of Not Casting Your Vote.  If you hold your shares in street name it is critical that you cast your vote if you want it to count. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker, or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your bank, broker, or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. If you hold your shares in street name and you do not instruct your bank, broker, or other nominee how to vote, no votes will be cast on your behalf for any of the proposals to be considered at the Annual Meeting; except, your bank, broker, or other nominee will continue to have discretion to vote any uninstructed shares on the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

ASSET SALE

The following is a description of the material aspects of the Asset Sale, including background information relating to the proposed terms of the Asset Purchase Agreement. While we believe that the following description covers the material terms of the Asset Sale, the Asset Purchase Agreement, and other arrangements between Devicor and us, the description may not contain all of the information that is important to you. You should carefully read this proxy statement and the other documents to which we refer, including the Asset Purchase Agreement, for a complete understanding of the terms of the Asset Sale.

Parties to the Asset Sale

Neoprobe Corporation

Neoprobe is a biomedical company focused on enhancing oncology patient care and improving patient benefit through radiopharmaceutical product development. Neoprobe is actively developing two radiopharmaceutical agent platforms — Lymphoseek® and RIGScanTM — to help surgeons better identify and treat certain types of cancer. Neoprobe’s subsidiary, Cira Biosciences, Inc., is also advancing a patient-specific cellular therapy technology platform called ACT. Neoprobe’s strategy is to deliver superior growth and shareholder return by bringing to market novel radiopharmaceutical agents and advancing the Company’s pipeline program through continued investment and selective acquisitions. We have agreed to sell our GDS Business pursuant to the Asset Purchase Agreement. For more information please visit our website at www.neoprobe.com. Our Common Stock is listed on the NYSE Amex stock exchange under the symbol “NEOP.” Neoprobe is a Delaware corporation. Our principal executive office is located at 425 Metro Place North, Suite 300, Dublin, Ohio 43017. The telephone number there is (614) 793-7500.

Devicor Medical Products, Inc.

Devicor is a company dedicated to acquiring and growing medical device companies. With an initial focus on the breast cancer market the company is focused on building a global business through the investment in, and development of, tools and technologies that facilitate minimally invasive medical procedures. For more information, please visit www.devicormedical.com. Devicor is a Delaware corporation. Its principal executive office is located at Summit Woods Corporate Center II, 5th Floor, 300 E-Business Way, Cincinnati, Ohio 45241. The telephone number there is (513) 864-9000.

Background of the Asset Sale

Our senior management and Board of Directors periodically review the performance of our businesses and our strategies, opportunities, and objectives in the markets in which we operate. In conjunction with those reviews, we assess the short- and long-term prospects of our business segments and our company as a whole. We evaluate opportunities to grow our businesses based on our current assets and technology platforms, as well as, by means of mergers, acquisitions, licenses, divestitures, asset sales, and strategic alliances with other companies.

In March 2010, the Company was initially approached by senior management from Devicor regarding Devicor’s interest in potentially acquiring the GDS Business. From March through July of 2010, our senior management met internally and discussed a number of potential strategic alternatives to enhance stockholder value, including, without limitation, the possibility of selling the GDS Businesses. Our management discussed these potential strategic alternatives at length with our Board of Directors at the regularly-scheduled meeting of our Board of Directors in July 2010. Our Board of Directors instructed our management to continue to evaluate potential strategic alternatives for the GDS Businesses and to further apprise the Board regarding those alternatives.

On August 24, 2010, the Company entered into a confidentiality agreement with Devicor for the purpose of supporting preliminary diligence discussions following its expression of interest. In October 2010, our senior management met with management from Devicor to determine in greater detail Devicor’s level of interest in the potential acquisition by Devicor of the GDS Business. Also in October 2010, we discussed with UBS Securities LLC (“UBS”), which previously had been engaged as our financial advisor, potential strategic alternatives, including, without limitation, a potential sale of the GDS Business. On October 26, 2010, Devicor commenced preliminary due diligence.

On October 27, 2010, we engaged Porter, Wright, Morris & Arthur LLP (“Porter Wright”), our outside legal counsel, to advise us with respect to any potential strategic alternatives.

From November 2010 through December 2010, we explored a potential sale of the GDS Business to buyers other than Devicor. Two potential acquirers were approached and provided with an initial set of materials describing the GDS Business generally. Neither of the parties expressed interest.

On December 7, 2010, we coordinated a second-phase diligence process and provided to Devicor additional materials about the GDS Business and its customers, products, operations, financial results, employees and intellectual property.

On January 28, 2011, our Board of Directors met to discuss further potential strategic options for the GDS Business in light of our long-term strategy and prospects for the GDS Business and our other businesses. Senior management and the Board discussed the anticipated benefits, risks and effects of a sale of the GDS Business, including, without limitation, the impact on enhancing stockholder value in light of our strategic objectives and plans for our other businesses following a sale of the GDS Business.

On February 9, 2011, we received a non-binding indication of interest from Devicor to acquire the GDS Business for an amount of up to $30 million.

On February 17, 2011, we received a second indication of interest from an unsolicited third party that had not been contacted originally regarding its interest in acquiring the GDS Business. We evaluated, with the assistance of our management and advisors, the party’s interest and ability to execute on an acquisition and subsequently entered into a confidentiality agreement with the party.

On March 1, 2011, our Board of Directors met, together with our management, to discuss the non-binding indications of interest which had been received and a proposed strategy to continue discussions with Devicor as well as initiating discussions with the second interested party. We subsequently provided initial diligence materials to the second interested party and received a written, non-binding indication of interest in purchasing the GDS Business for $24 million. We responded to the third party that the indication was significantly less than our other indication of interest and such party declined to make any additional proposals.

On March 21, 2011, Devicor also provided an updated letter of interest that included a provision for royalties to us following the Asset Sale in the event Devicor achieved annual revenue from the GDS Business in excess of $21 million.

On April 5, 2011, we executed a letter agreement providing Devicor with exclusivity in negotiations regarding the GDS Business for a period of time that, as extended, covered the period through which a definitive asset purchase agreement was executed.

On April 6, 2011, the Company began receiving a third phase of diligence material requests from Devicor.

On April 19, 2011, our Board of Directors met to discuss the diligence being conducted by Devicor. Our senior management reviewed the progress of diligence and document review, the schedule for management meetings with Devicor, and the timeline for preparation of asset purchase documents. At this meeting, our senior management also reviewed with our Board of Directors the status of the GDS Business sale process, including the non-binding indication of interest received from Devicor and the expected timeline and next steps in the sale process.

On April 21, 2011, we received an initial draft of the proposed Asset Purchase Agreement from Devicor.

On May 11, 2011, our senior management and Porter Wright met with Devicor and Bryan Cave LLP (“Bryan Cave”), Devicor’s outside legal counsel, in Devicor’s offices in Cincinnati, Ohio to discuss Devicor’s proposed asset purchase agreement.

From May 12, 2011 through May18, 2011, our senior management and legal advisor held additional conference calls with Devicor and its advisors to discuss the proposed terms of the Asset Purchase Agreement and to address certain due diligence items raised by Devicor.

On May 16, 2011, our Board of Directors met to, among other things, discuss the status of negotiations with Devicor. The Board of Directors directed our senior management to continue negotiating with Devicor through the end of the week.

On May 18, 2011, Porter Wright, on our behalf, sent a draft of the disclosure schedules to the Asset Purchase Agreement to Devicor.

Between May 18, 2011 and May 23, 2011, our senior management and legal advisor and representatives of Devicor and its advisors continued negotiating various terms and conditions of the Asset Purchase Agreement and related documents and circulated revised drafts of such documents. Also during this period, representatives of Devicor continued their due diligence review of the GDS Business and its products.

On May 23, 2011, our Board of Directors convened a meeting to discuss the proposed terms of the transaction and the proposed Asset Purchase Agreement and related documents. Our senior management and representatives of our legal and financial advisors also were present at the meeting. At the meeting, a representative of Porter Wright updated our Board of Directors with respect to the resolution of the remaining open items relating to the Asset Purchase Agreement and the related documents. UBS reviewed with our Board of Directors UBS’ financial analysis of the proposed consideration and delivered to our Board an oral opinion, confirmed by delivery of a written opinion dated May 23, 2011, to the effect that, as of that date and based upon and subject to various assumptions, matters considered and limitations set forth in its opinion, the consideration to be received by Neoprobe in the Asset Sale was fair, from a financial point of view, to Neoprobe. Our Board of Directors also discussed the advantages and risks of the proposed transaction that are described in “Reasons for the Asset Sale” below. Following discussion, our Board of Directors determined that the Asset Sale and Asset Purchase Agreement were in the best interests of Neoprobe and our stockholders, approved the Asset Purchase Agreement and the Asset Sale, and recommended that our stockholders adopt and approve the Asset Purchase Agreement and the Asset Sale.

The Asset Purchase Agreement was executed by Neoprobe and Devicor on the evening of May 24, 2011.

On May 25, 2011, following the close of trading on the NYSE Amex that day, Neoprobe issued a press release announcing the execution of the Asset Purchase Agreement and other matters.

Reasons for the Asset Sale

Our Board of Directors recommends approving the Asset Sale because we believe that separating the GDS Business from our Remaining Businesses will enhance value for our stockholders. We believe that focusing on our Remaining Businesses will permit greater management and resource focus on what we believe to be the most substantial opportunity for growth and the creation of long-term stockholder value. The separation of the GDS Business from our Remaining Businesses will better position the GDS Business and our Remaining Businesses to each realize its full potential without any restrictions from the other.

We have been in the GDS Business since the late 1990s when we launched our first commercial gamma detection probe. However, our roots in developing, commercializing, marketing, distributing and selling biologics or pharmaceuticals (the “Pharmaceutical Business”) began approximately a decade before that, and in the last ten years, our Remaining Businesses have again assumed a more prominent role in our overall company strategy. Our Remaining Businesses now comprise 65% of our employees and have represented an average of 85% of our research and development efforts for the last three years.

We believe that the specialty pharmaceutical market for products such as our radiopharmaceutical pipeline products, Lymphoseek (tilmanocept) and RIGScan, offers us the opportunity for continuing strong growth in our Pharmaceutical Business, and the opportunity to pursue efforts to expand our drug development portfolio. According to one industry research report, sales of radiopharmaceuticals are projected to grow to $5.4 billion by 2015. In light of this large and growing market, we believe the radiopharmaceutical pipeline products offered by our Pharmaceutical Business afford us a meaningful opportunity to create revenue growth and enable short- and long-term value for our stockholders.

The growth of our Pharmaceutical Business will require increasing investment of our resources and focus as we seek to increase revenue, diversify revenue sources, and achieve profitability in that business. The Asset Sale will allow us to increase our focus on the Pharmaceutical Business.

As we have expressed in our previous public filings, the rate of growth of the GDS Business, in the absence of a new impetus such as Lymphoseek, may decline over time. The recent volatility in the global financial markets and macroeconomic environment also poses challenges for our GDS Business as an enterprise generally. There is no guarantee that economic conditions will improve or that the opportunity to find a suitable purchaser for the GDS Business will arise again in the future.

In evaluating the Asset Purchase Agreement and the Asset Sale, our Board of Directors consulted with our senior management, outside legal counsel and financial advisor. Our Board of Directors also consulted with outside legal counsel regarding our Board of Directors’ fiduciary duties, legal due diligence matters, and the terms of the Asset Purchase Agreement and related agreements. Based on the factors discussed below, our Board of Directors concluded that the Asset Sale is in the best interests of our stockholders and recommended that our stockholders adopt and approve the Asset Purchase Agreement and the Asset Sale.

The factors that our Board of Directors considered in reaching its determination included, but were not limited to, the following:

•	the value and the consideration to be received by us pursuant to the Asset Purchase Agreement, including the fact that we would receive an up-front payment without the placement of any funds in escrow;
•	the potential for us to receive additional consideration in the form of royalty payments based on the net revenue attributable to the GDS Business over the course of the six fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017;
•	the form of the consideration in the Asset Sale being cash (both in respect of the up-front payment and any continuing royalty payments), and the certainty of the value of such cash consideration compared to stock or other possible forms of consideration;
•	financial information concerning the GDS Business and our other businesses (including, without limitation, information relating to the financial condition and prospects of our GDS Business and other businesses), current industry, economic and market conditions relating to our GDS Business and other businesses and the possibility that the short- and long-term prospects of the GDS Business may face increasing market pressures while our Remaining Businesses (including the Pharmaceutical Business) are presented with continued opportunities to grow;
•	the financial projections for our GDS Business summarized under “Financial Projections” on page 22;
•	the fact that the continued operation of both our GDS Business and Remaining Businesses together could place certain restrictions on each of the businesses, due to strategic, competitive and operational considerations, that may hinder their respective abilities to achieve their goals in the future;
•	the possibility that our Pharmaceutical Business’ current and prospective customers, employees and other business partners may find advantages and synergies working with our company as a “pure play” specialty pharmaceutical company;
•	the creation of a more focused business model and a clearer investment opportunity for our current and future stockholders and for our continuing employees who hold stock options and other equity in our company;
•	the increased focus and resource allocation we could place on our growing Pharmaceutical Business following the Asset Sale;
•	the additional financial flexibility to continue to aggressively grow our Pharmaceutical Business, both with our current assets and technologies and through additional licenses or acquisitions;
•	the comprehensive strategic review process undertaken by us, which included the retention of recognized advisors, and ultimately resulted in the agreement with Devicor to acquire the GDS Business;

•	the alternatives available if we did not sell the GDS Business to Devicor, including independent pursuit of growth of the GDS Business, through acquisitions or otherwise, all of which involve meaningful risks, financial commitments, and uncertainties, none of which, in the view of our Board of Directors, were as favorable to us and our stockholders as, nor more favorable to us and our stockholders than, the Asset Sale;
•	the opinion of UBS, dated May 23, 2011, to our Board of Directors as to the fairness, from a financial point of view and as of the date of the opinion, to Neoprobe of the consideration to be received by Neoprobe in the Asset Sale, as more fully described below under the caption “Opinion of Our Financial Advisor;”
•	the business reputation and experience of Devicor and its management, directors and shareholders and its financial resources which our Board of Directors believed supported the conclusion that a transaction with Devicor could be completed in an efficient and orderly manner;
•	the impact of the Asset Sale on our customers, employees, and other business partners; and
•	the reasonable likelihood of the consummation of the Asset Sale in light of the relatively limited conditions to Devicor’s obligations to consummate the Asset Sale, including the fact that the consummation of the Asset Sale is not contingent on Devicor’s ability to secure financing commitments or third party consents.

Our Board of Directors also identified and considered a number of uncertainties, risks and potentially negative factors in its deliberations concerning the Asset Sale, including:

•	the possibility that the transactions contemplated by the Asset Purchase Agreement, including the Asset Sale, might not be consummated, and the fact that if the Asset Sale is not consummated, (a) our directors, executive officers and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transaction, (b) we will have incurred significant transaction costs, and (c) the potential negative market perception of our continuing business could potentially result in a loss of customers, business partners, channel partners and employees, any of which may have a material and adverse effect on our results of operations and our stock price;
•	the effect of the public announcement of the Asset Sale and the Asset Purchase Agreement, including effects on our sales, customer and channel partner relationships, operating results, stock price, and our ability to attract and retain key management and sales and marketing personnel and technical support agents;
•	the resultant loss of all of our existing product sales and related gross profit as a result of selling the GDS Business;
•	the fact that, after the Asset Sale, we will be entirely dependent on the performance of our Pharmaceutical Business, which is in a research and development stage and has not been profitable to date;
•	our obligations to provide services to Devicor for a period of time following the closing pursuant to the terms of the transition services agreement;
•	the restrictions on the conduct of the GDS Business prior to completion of the Asset Sale, requiring us to conduct the GDS Business only in the ordinary course, subject to specific limitations or Devicor’s consent, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the Asset Sale;
•	the restrictions on our Board of Directors’ ability to solicit or engage in discussions or negotiations with a third party regarding alternative transactions, and the requirement that we pay for Devicor’s transaction expenses, or Devicor’s transaction expenses plus a $1,000,000 termination fee, in certain cases in the event of a termination of the Asset Purchase Agreement;

•	the risk that we will not be able to satisfy some or all of the conditions to Devicor obligations to consummate the Asset Sale;
•	the risk that we could be exposed to future indemnification payments for a breach or violation of the representations and warranties or covenants contained in the Asset Purchase Agreement;
•	the performance of the GDS Business as operated by Devicor following the Asset Sale which could result in our not receiving a portion, or any, of the additional $20,000,000 in consideration available pursuant to the Asset Purchase Agreement in the form of royalty payments based on the net revenue attributable to the GDS Business over the course of the six fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017;
•	the expectation that a portion of the consideration we will receive in connection with the Asset Sale will be subject to certain U.S. federal, state, and local income and other taxes;
•	the risk that unforeseen liabilities and expenses may be incurred that may limit the ultimate amount of net proceeds from the Asset Sale;
•	the significant costs involved in consummating the Asset Sale, including legal, accounting, and financial advisory fees and other costs, which we estimate to be approximately $2.7 million; and
•	the interests that our executive officers and directors may have with respect to the Asset Sale in addition to their interests as stockholders of our company.

After careful and due consideration, our Board of Directors concluded that overall, the risks, uncertainties, restrictions and potentially negative factors associated with the Asset Sale were outweighed by the potential benefits of the Asset Sale, and that many of these risks could be managed or mitigated prior to the consummation of the Asset Sale or were unlikely to have a material adverse effect on our company.

The foregoing information and factors considered by our Board of Directors are not intended to be exhaustive. In view of the variety of factors and the amount of information considered, our Board of Directors did not find it practicable to, and did not, quantify, rank or otherwise assign relative weights to the specific factors it considered in approving the Asset Sale and the Asset Purchase Agreement. In addition, individual members of our Board of Directors may have given different weights to different factors. Our Board of Directors considered all of these factors as a whole, and overall considered them to be favorable to and to support its determination.

Post-Closing Business and Proceeds from the Asset Sale

Upon the closing of the Asset Sale, our Board of Directors and management will focus their attention on our Pharmaceutical Business. We will continue to pursue our Pharmaceutical Business growth strategy and the development of our radiopharmaceutical pipeline products, Lymphoseek and RIGScan. We will also investigate possibilities for enhancing our Pharmaceutical Business that may have been less available to us, due to competitive factors, resource issues, or otherwise, when we operated both the GDS Business and the Pharmaceutical Business.

Our goals following the conclusion of the Asset Sale will be to continue to grow and diversify revenue in our other businesses while driving to achieve profitability. To achieve growth, our plan is to bolster our product development pipeline with the addition of relatively late stage assets (i.e., product candidates that are in or have completed Phase II clinical testing and/or are in or ready to enter Phase III testing). We expect to continue to explore both internal and external growth opportunities in our Pharmaceutical Business. In particular, we plan to pursue growth of our pipeline with other product candidates and may license complementary technologies and product candidates or acquire complementary companies that can contribute to the strategic, operational and financial performance of our Pharmaceutical Business. During our growth process, we expect to add some additional employees to assist us both in identifying and securing additional development assets as well as developing and commercializing such assets; however, we also expect to continue to outsource certain capabilities to augment our internal subject matter experts. In the event that we are unable to identify suitable product candidates and acquisition targets that are appropriately valued, we will evaluate other possible uses of our available cash reserves consistent with the best interests of our stockholders.

Recommendation of Our Board of Directors

After careful consideration, the members of our Board of Directors adopted and approved the Asset Purchase Agreement and determined the Asset Sale to be in the best interests of the Company and our stockholders, and recommended to our stockholders that the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, be approved by our stockholders.

Opinion of Our Financial Advisor

On May 23, 2011, at a meeting of Neoprobe’s Board of Directors held to evaluate the proposed Asset Sale, UBS delivered to Neoprobe’s Board an oral opinion, confirmed by delivery of a written opinion dated May 23, 2011, to the effect that, as of that date and based on and subject to various assumptions, matters considered and limitations described in its opinion, the consideration to be received by Neoprobe in the Asset Sale was fair, from a financial point of view, to Neoprobe.

The full text of UBS’ opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by UBS. This opinion is attached as Appendix B and is incorporated into this proxy statement by reference. Holders of Neoprobe Common Stock are encouraged to read UBS’ opinion carefully in its entirety. UBS’ opinion was provided for the benefit of Neoprobe’s Board of Directors (in its capacity as such) in connection with, and for the purpose of, its evaluation of the consideration from a financial point of view and did not address any other aspect of the Asset Sale. The opinion did not address the relative merits of the Asset Sale as compared to other business strategies or transactions that might be available with respect to the GDS Business or Neoprobe’s underlying business decision to effect the Asset Sale. The opinion does not constitute a recommendation to any stockholder as to how to vote or act with respect to the Asset Sale. The following summary of UBS’ opinion is qualified in its entirety by reference to the full text of UBS’ opinion.

In arriving at its opinion, UBS, among other things:

•	reviewed certain publicly available business and financial information of Neoprobe relating to the GDS Business;
•	reviewed certain internal financial information and other data relating to the GDS Business and its financial prospects that were not publicly available, including certain financial forecasts and estimates prepared by Neoprobe’s management that Neoprobe’s Board of Directors directed UBS to utilize for purposes of its analysis;
•	conducted discussions with members of Neoprobe’s senior management concerning the GDS Business and its financial prospects;
•	performed a discounted cash flow analysis of the GDS Business in which UBS analyzed the future cash flows of the GDS Business based on the financial forecasts and estimates referred to above;
•	reviewed a draft, dated May 23, 2011, of the Asset Purchase Agreement; and
•	conducted such other financial studies, analyses and investigations, and considered such other information, as UBS deemed necessary or appropriate.

In connection with its review, with the consent of Neoprobe’s Board of Directors, UBS assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by UBS for the purpose of its opinion. In addition, with the consent of Neoprobe’s Board of Directors, UBS did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the GDS Business, and was not furnished with any such evaluation or appraisal. With respect to the financial forecasts and estimates referred to above, UBS assumed, at the direction of Neoprobe’s Board of Directors, that they had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of Neoprobe’s management as to the future financial performance of the GDS Business. These forecasts and estimates contemplated that Neoprobe would not receive any royalty payments pursuant to the Asset Purchase Agreement following consummation of the Asset Sale. As Neoprobe’s Board of Directors was aware, the financial and operating characteristics of the GDS Business caused its financial results to have limited comparability, for valuation purposes, to those of companies and transactions that UBS reviewed in the medical technology industry and, accordingly, UBS relied primarily on a discounted cash flow analysis for purposes of its opinion. UBS also relied, at the direction of Neoprobe’s Board of Directors, without independent verification, upon the assessments of Neoprobe’s management as to the products and technology of the GDS Business and the risks associated with such products and technology. UBS’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to UBS as of, the date of its opinion.

At the direction of Neoprobe’s Board of Directors, UBS was not asked to, and it did not, offer any opinion as to the terms, other than the consideration to be received by Neoprobe in the Asset Sale to the extent expressly specified in UBS’ opinion, of the Asset Purchase Agreement or any related documents or the form of the Asset Sale. In addition, UBS expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Asset Sale, or any class of such persons, relative to the proposed consideration in such transaction. In rendering its opinion, UBS assumed, with the consent of Neoprobe’s Board of Directors, that (i) the final executed form of the Asset Purchase Agreement would not differ in any material respect from the draft that UBS reviewed, (ii) the parties to the Asset Purchase Agreement would comply with all material terms of the Asset Purchase Agreement, and (iii) the Asset Sale would be consummated in accordance with the terms of the Asset Purchase Agreement without any adverse waiver or amendment of any material term or condition of the Asset Purchase Agreement. UBS also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Asset Sale would be obtained without any material adverse effect on Neoprobe, the GDS Business or the Asset Sale. At the request of Neoprobe’s Board of Directors, UBS contacted third parties to solicit indications of interest in a possible transaction with Neoprobe in early 2010, and UBS also more recently contacted selected third parties to solicit indications of interest in a possible transaction with respect to the GDS Business and held discussions with a third party that contacted Neoprobe regarding such a transaction prior to the date of UBS’ opinion. Except as described in this summary, Neoprobe’s Board of Directors imposed no other instructions or limitations on UBS with respect to the investigations made or the procedures followed by UBS in rendering its opinion. The issuance of UBS’ opinion was approved by an authorized committee of UBS.

In connection with rendering its opinion to Neoprobe’s Board of Directors, UBS performed a financial analysis which is summarized below. The following summary is not a complete description of the financial analysis performed and all factors considered by UBS in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. UBS’ financial analysis necessarily involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect such analysis. UBS believes that its financial analysis and the summary below must be considered as a whole and that selecting portions of its financial analysis and factors without considering all portions of its financial analysis and factors could create a misleading or incomplete view of the processes underlying UBS’ financial analysis and opinion. UBS did not draw, in isolation, conclusions from or with regard to any one factor for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all factors assessed as a whole.

The estimates of the future performance of the GDS Business provided by Neoprobe’s management in or underlying UBS’ financial analysis are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its financial analysis, UBS considered industry performance, general business and economic conditions and other matters, many of which were beyond Neoprobe’s control. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold or acquired.

The consideration in the Asset Sale was determined through negotiations between Neoprobe and Devicor and the decision by Neoprobe to enter into the Asset Purchase Agreement was solely that of Neoprobe’s Board of Directors. UBS’ opinion and financial analysis were only one of many factors considered by Neoprobe’s Board of Directors in its evaluation of the Asset Sale and should not be viewed as determinative of the views of Neoprobe’s Board of Directors or management with respect to the Asset Sale or the proposed consideration.

The following is a brief summary of the discounted cash flow analysis performed by UBS and reviewed with Neoprobe’s Board of Directors on May 23, 2011 in connection with UBS’ opinion relating to the proposed Asset Sale. Considering the data below without considering the full narrative description of UBS’ financial analysis, including the methodologies and assumptions underlying the analysis, could create a misleading or incomplete view of UBS’ financial analysis.

Discounted Cash Flow Analysis of the GDS Business.  UBS performed a discounted cash flow analysis of the GDS Business utilizing financial forecasts and estimates relating to the GDS Business prepared by Neoprobe’s management. UBS calculated a range of implied present values (as of May 31, 2011) of the standalone unlevered, after-tax free cash flows that the GDS Business was forecasted to generate from June 1, 2011 through the fiscal year ending December 31, 2022, and of estimated terminal values for the GDS Business, representing the value of the estimated unlevered after-tax free cash flows to be generated after such period based on estimated unlevered after-tax free cash flows for the fiscal year ending December 31, 2022, using a range of perpetuity growth rates of (1%) to 1%. Present values of cash flows and terminal values were calculated using discount rates ranging from 15% to 20%. The discounted cash flow analysis indicated a range of implied present values for the GDS Business of approximately $16.4 million to $20.0 million, as compared to the $30 million consideration to be received by Neoprobe in the Asset Sale (assuming no royalty payments).

Miscellaneous

Under the terms of UBS’ engagement, Neoprobe has agreed to pay UBS for its financial advisory services in connection with the Asset Sale an aggregate fee of $2.5 million, a portion of which was payable in connection with UBS’ opinion and a significant portion of which is contingent upon consummation of the Asset Sale. In addition, Neoprobe has agreed to reimburse UBS for its reasonable expenses, including fees, disbursements and other charges of counsel, and to indemnify UBS and related parties against liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement.

In the past, UBS and its affiliates provided services to Devicor and its affiliate, GTCR Golder Rauner II, LLC and certain of its portfolio companies or other affiliates unrelated to the proposed Asset Sale (“GTCR”), for which UBS and its affiliates received compensation, including, without limitation, during the two-year period prior to the date of UBS’ opinion, (i) acting as a financial advisor to Devicor in connection with a potential acquisition and (ii) providing financing to GTCR and certain of its portfolio companies or other affiliates in connection with certain acquisitions. In addition, an affiliate of UBS as of the date of UBS’ opinion was a participant in credit facilities of certain portfolio companies of GTCR, for which such UBS affiliate had received and, as of the date of UBS’ opinion, continued to receive fees and interest payments. In the ordinary course of business, UBS and its affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of Neoprobe and certain portfolio companies and other affiliates of GTCR and, accordingly, may at any time hold a long or short position in such securities.

Neoprobe’s Board of Directors selected UBS as its financial advisor in connection with the Asset Sale because UBS is an internationally recognized investment banking firm with substantial experience in similar transactions. UBS is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.

Other Agreements and Transactions Related to the Asset Sale

Transition Services Agreement

Pursuant to the Asset Purchase Agreement, we have agreed to enter into a transition services agreement with Devicor pursuant to which we shall provide certain transitional, administrative and support services to Devicor following the closing of the Asset Sale.

Voting Agreement

In connection with the Asset Purchase Agreement, David C. Bupp, our former CEO and a director of Neoprobe has agreed to vote shares held by him in favor of the Asset Sale.

Interests of Our Directors and Executive Officers in the Asset Sale

In connection with the signing of the Asset Purchase Agreement, each of our executive officers who is party to an employment agreement that provides for payment upon a change in control has executed a waiver providing that the Asset Sale is not a change in control for purposes of the employment agreements. Additionally, David C. Bupp, our former CEO and a director of Neoprobe, has executed a waiver providing that the Asset Sale will not trigger any rights or obligations under that certain Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series C Convertible Preferred Stock governing the Series C Convertible Preferred Stock held by Mr. Bupp.

Appraisal Rights

You will not experience any change in your rights as a stockholder as a result of the Asset Sale. None of Delaware law, our certificate of incorporation, or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Asset Sale, and we are not independently providing stockholders with any such right. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with the Asset Sale. Our shares of Common Stock will remain publicly traded on the NYSE Amex Equities stock market following the closing of the Asset Sale.

Accounting Treatment of the Asset Sale

Under accounting principles generally accepted in the United States of America, we expect to reflect the results of operations of the GDS Business as discontinued operations beginning on the date of the closing of the Asset Sale. The anticipated gain on the sale, net of any applicable taxes, will be reflected in our financial statements commencing with the quarter during which the Asset Sale is completed, following stockholder approval of the Asset Sale pursuant to the terms of the Asset Purchase Agreement. For further information, see the unaudited pro forma condensed financial information included in this proxy statement.

Financing; Source and Amount of Funds

The Asset Sale is not conditioned on Devicor’s ability to obtain financing.

Material U.S. Federal, State and Local Income Tax Consequences

The Asset Sale will not result in any material U.S. federal, state or local income tax consequences to our stockholders. The transaction will be a taxable event to Neoprobe for U.S. federal, state and local income tax purposes. The Asset Sale is expected to result in the recognition of gain for U.S. federal income tax purposes and the imposition of some U.S. federal income tax on Neoprobe in the year of the sale and may be subject to alternative minimum tax despite our cumulative federal net operating losses and federal income tax credits. In addition, we expect that all or substantially all of the taxable gain resulting from the Asset Sale will be subject to state and local income taxes and the imposition of state and local income tax on Neoprobe despite our cumulative state and local income tax losses and income tax credits. The Asset Sale also may result in Neoprobe being subject to state or local sales, use, gross receipts or other taxes in jurisdictions in which we file tax returns or have assets or activities.

Regulatory Matters

We have determined that the Asset Sale is not subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or the reporting and waiting requirements of any other United States antitrust law. We are not aware of any other material regulatory approvals that are required to complete the Asset Sale.

Financial Projections

Neoprobe’s management does not as a matter of course make public full year projections. However, in connection with the process of evaluating a potential sale of the GDS Business, our management provided certain GDS Business projections to Devicor in connection with its diligence process. We believe Devicor, by virtue of its acquisition of the breast care biopsy business of Ethicon Endo-Surgery, Inc., our previous distribution partner, was uniquely qualified to evaluate the growth potential of the GDS Business. As such, as a part of its diligence process, we provided two projection scenarios to Devicor, which we refer to as the middle case and the optimistic case, the net operating incomes from which are summarized below. The middle case and the optimistic case were based on Devicor’s own sales projections for 2011 and 2012 with an average growth rate of 7.1% and 18.2%, respectively by scenario, per year thereafter through 2015 and a modest growth rate of 0.6% and 0.4%, respectively by scenario, thereafter through 2022. The optimistic case reflected the possibility that our drug product, Lymphoseek, may positively influence future sales of our gamma detection devices for several years following Lymphoseek’s approval. This assumed growth was the basis for the “earn-out” royalty which we may earn if Devicor achieves net revenue related to the GDS Business in excess of $21 million. In addition, we provided these two projection scenarios to our financial advisor, and also provided our financial advisor with a third scenario, referred to as the conservative case, which is also summarized below. The third scenario also used Devicor’s sales projections for 2011 as a starting point, but then assumed that, starting in 2012, the GDS Business, in the absence of positive external influences or if the current installed base of devices were underutilized, would begin to experience market saturation and that sales would start to decline at an estimated rate of 8.7% per year. Our management informed our financial advisor that, in management’s opinion, the conservative case was the most appropriate scenario to use for purposes of UBS’s opinion.

Below, we have included material portions of these projections, which we refer to as the Projections, to give our stockholders access to certain nonpublic information prepared for purposes of considering and evaluating the Asset Sale. In all scenarios prepared, gross margins on product sales were held consistent with our historical range of experience and direct operating expenses were assumed at historical levels with an assumed growth. The Projections were prepared by Neoprobe’s management for internal use and were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants regarding forward-looking information or generally accepted accounting principles.

Neither Neoprobe’s independent registered public accounting firm, BDO USA, LLP, nor any other independent accountants have compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or given any form of assurance on the projections or their achievability. The Projections are the sole responsibility of our management. Furthermore, the Projections:

•	necessarily make numerous assumptions, many of which are beyond the control of Neoprobe and may not prove to be accurate;
•	except as indicated below, do not necessarily reflect changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the projections were prepared;
•	are not necessarily indicative of current values or future performance, which may be significantly more favorable or less favorable than as set forth below; and
•	should not be regarded as a representation that they will be achieved.

The Projections are not a guarantee of performance. They involve significant risks, uncertainties and assumptions. The future financial results of the GDS Business may materially differ from those expressed in the Projections due to factors that are beyond our ability to control or predict. We cannot assure you that the Projections will be realized or that the future financial results of the GDS Business will not materially vary from the Projections. We do not intend to update or revise the Projections.

The Projections are forward-looking statements. For information on factors which may cause our future financial results to materially vary, see “Cautionary Statement Concerning Forward-Looking Information” on page 1, “Risk Factors Related to the Asset Sale” on page 25, and the “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and our subsequent SEC filings.

The Projections estimate profitability at the operating income level related to the GDS Business only. They include operating expenses directly attributable to the GDS Business in the form of research and development costs and manufacturing-support related expenses but include only a small allocation for general and administrative expenses which management believes could be readily attributed to, and fairly reflect the requirements of, the support of manufacturing, shipping and invoicing activities for GDS-related products that a company such as Devicor or another third party with similar marketing and distribution infrastructure and expertise might reasonably expect to incrementally incur related to operating the GDS Business. Expenses related to the Remaining Businesses as well as general and administrative expenses which support the Company’s overall corporate infrastructure have been excluded as well interest income, other income and expenses, and all income taxes which have also been excluded. The Projections have been prepared on a non-GAAP basis, which excludes general corporate overhead, stock-based compensation expenses, and amortization of intangible assets. In 2010, these expenses totaled $75,000, $77,000 and $8,000, respectively.

Non-GAAP Projections (in thousands)

Conservative Case
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Net Operating Income	$5,878	$5,836	$5,704	$5,348	$5,218	$4,626	$4,098	$3,582	$3,079	$2,554	$2,340	$2,173

Middle Case
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Net Operating Income	$5,561	$5,976	$6,403	$6,779	$7,303	$7,346	$7,392	$7,439	$7,489	$7,542	$7,597	$7,655

Optimistic Case
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Net Operating Income	$6,078	$6,975	$8,206	$9,573	$11,320	$11,371	$11,425	$11,481	$11,540	$11,602	$11,667	$11,736

In preparing the Projections, we made a number of assumptions, including assumptions regarding the following:

•	Revenue growth;
•	Costs and operating expenses;
•	A lack of any significant development projects intended to expand product offerings or capabilities; and
•	A lack of future acquisitions for the GDS Business.

Non-GAAP Financial Measures

As noted above, the Projections have been prepared on a non-GAAP basis, which, as stated above, excludes general corporate overhead, stock-based compensation expenses, and amortization of intangible assets. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist in the understanding of our results of operations, and in the case of this transaction, provide potential buyers such as Devicor with a more thorough understanding of the resources that would need to be expended by their organization following the acquisition of the GDS Business.

Neoprobe uses non-GAAP financial measures internally to evaluate its performance from period to period and against our operating budgets. We also believe that investors benefit from seeing “through the eyes of management” as our operating budgets and compensation programs are based on the non-GAAP financial measures. The economic substance behind our decision to use such non-GAAP measures is that such measures approximate our controllable operating performance more closely than the most directly comparable GAAP financial measures.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of our activities and reliance solely on non-GAAP measures may lead management to make business decisions with unanticipated economic consequences on our GAAP financial results. We compensate for this limitation by not relying exclusively on non-GAAP financial measures to make business decisions. We also continuously reevaluate which non-GAAP measures are appropriate.

RISK FACTORS RELATING TO THE ASSET SALE

You should consider carefully the risk factors described below and those risk factors generally associated with our business contained in our Annual Report on Form 10-K for the year ended December 31, 2010, and our subsequent SEC filings, along with other information provided to you in this proxy statement, in deciding how to vote on the proposal to approve the sale of the GDS Business to Devicor pursuant to the terms of the Asset Purchase Agreement. See “Where You Can Find More Information; Incorporation by Reference.”

The risk factors described below are not the only ones facing Neoprobe. Additional considerations not presently known to us or that we currently believe are immaterial may also impair our business operations. If any of the following risk factors actually occur, our business, financial condition or results of operations could be materially adversely affected, the market price of our Common Stock may decline, and you may lose all or part of your investment.

The Asset Sale may not be completed or may be delayed if the conditions to closing are not satisfied or waived.

The sale of the GDS Business to Devicor may not be completed or may be delayed because the conditions to closing, including approval of the transaction by our stockholders and the absence of a material adverse effect before the closing, may not be satisfied or waived. If the Asset Sale is not completed, we may have difficulty recouping the costs incurred in connection with negotiating the Asset Sale, our relationships with our customers, suppliers and employees may be damaged, and our business may be harmed.

If we fail to complete the Asset Sale, our business may be harmed.

As a result of our announcement of the Asset Sale, third parties may be unwilling to enter into material agreements with respect to our GDS Business. New or existing customers and business partners may prefer to enter into agreements with our competitors who have not expressed an intention to sell their business because customers and business partners may perceive that such new relationships are likely to be more stable. Employees working in our GDS Business may become concerned about the future of the business and lose focus or seek other employment. If we fail to complete the Asset Sale, the failure to maintain existing business relationships or enter into new ones could adversely affect our business, results of operations, and financial condition. If we fail to complete the Asset Sale, we will also retain and continue to operate our GDS Business. The resultant potential for loss or disaffection of employees or customers of our GDS Business could have a material, negative impact on the value of the GDS Business.

In addition, if the Asset Sale is not consummated, our directors, executive officers and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transaction, and we will have incurred significant third party transaction costs, in each case, without any commensurate benefit, which may have a material and adverse effect on our stock price and results of operations.

Failure to complete the Asset Sale may cause the market price for our Common Stock to decline.

If our stockholders fail to approve the sale of the GDS Business to Devicor, or if the Asset Sale is not completed for any other reason, the market price of our Common Stock may decline due to various potential consequences, including:

•	we may not be able to sell our GDS Business to another party on terms as favorable to us as the terms of the Asset Purchase Agreement;
•	the failure to complete the Asset Sale may create substantial doubt as to our ability to effectively implement our current business strategies; and
•	our costs related to the Asset Sale, such as legal and accounting fees, must be paid even if the Asset Sale is not completed.

If the Asset Sale is not completed, we may explore other potential transactions, but the alternatives may be less favorable to us, and there can be no assurance that we will be able to complete an alternative transaction.

If the sale of our GDS Business to Devicor is not completed, we may explore other potential transactions, including a sale of the GDS Business to another party on such terms as the Board of Directors may approve. The terms of an alternative transaction may be less favorable to us than the terms of the Asset Sale and there can be no assurance that we will be able to reach agreement with or complete an alternative transaction with another party.

The amount of net proceeds that we will receive from the Asset Sale is subject to uncertainties.

Pursuant to the Asset Purchase Agreement, the amount that we receive from the Buyer is subject to the possibility of reduction by virtue of a purchase price adjustment described below under “The Asset Purchase Agreement — General.” The amount of net proceeds is subject to further reduction after the closing if the Buyer successfully asserts claims for indemnification pursuant to the indemnification provisions of the Asset Purchase Agreement. See “The Asset Purchase Agreement — Indemnification.” Furthermore, we may have unforeseen liabilities and expenses that must be satisfied from the after-tax net proceeds of the Asset Sale, leaving less to fund our remaining operations.

In addition, the royalty payments contemplated by the Asset Purchase Agreement are subject to uncertainties, many of which are beyond our control. It is possible that these payments may be materially less than we expect or may not be owed to us at all.

You are not guaranteed any of the proceeds from the Asset Sale.

The purchase price for the Asset Sale will be paid directly to our Company. You should not vote in favor of the Asset Sale based upon the assumption that you will receive any portion of the net proceeds from the Asset Sale.

Management could allocate, spend or invest the net proceeds from the Asset Sale in ways with which our stockholders may not agree.

Our management could allocate, spend or invest the proceeds from the sale of the GDS Business to Devicor in ways with which our stockholders may not agree, including allocation to growth of our product pipeline. The investment of these proceeds may not yield a favorable return.

By completing the Asset Sale, we will no longer be engaged in the GDS Business.

Our GDS Business accounted for 94% of our revenue in 2010. By selling all of our assets primarily relating to the GDS Business to Devicor, we will be exiting the business associated with our GDS line of gamma detection device systems. If the Asset Sale is consummated, our lead radiopharmaceutical pipeline products and drug development portfolio will be our only operating businesses and, accordingly, our profitability will be entirely dependent upon these lines of businesses. These businesses have generated no appreciable revenue and have caused us to incur significant operating expenses and resulted in the incurrence of substantial losses. We expect to continue to incur operating expenses and anticipate our expenses and losses will increase in the foreseeable future as we continue our efforts to develop our research pipeline until at least such time as we are able to get one of our radiopharmaceutical products cleared for marketing, which may happen in 2012 at the earliest. Even in the event that all royalty payments are received by us pursuant to the Asset Purchase Agreement, these funds may not collectively be sufficient to fund our anticipated losses and expenses. Accordingly, we may need to seek additional funding. We would likely seek such funding through public or private financing or some combination thereof. Additional funding may not be available to us on acceptable terms, or at all.

If the Asset Sale is completed, our remaining business and assets will be less diversified.

After selling our GDS Business, we will focus our efforts on developing our lead radiopharmaceutical pipeline products and drug development portfolio. We may encounter unanticipated difficulties or challenges as we transition into a specialty pharmaceutical company. If we are unable to address and overcome these difficulties or challenges, we may not be successful with our new business focus.

Our Pharmaceutical Business is generating losses.

We are currently experiencing losses in our Pharmaceutical Business and we expect to continue to use significant cash and incur increased operating expenses to support this initiative, including costs associated with the development of our radiopharmaceutical pipeline products, Lymphoseek (tilmanocept) and RIGScan, costs to develop and acquire technology and infrastructure to support our Pharmaceutical Business, promotional costs associated with reaching consumers, and costs of obtaining personnel with the necessary expertise. These investments, which typically are made in advance of revenue, may not yield increased revenue to offset these expenses. As a result of these factors, the future revenue and income potential of our Pharmaceutical Business is uncertain. Any evaluation of our Pharmaceutical Business and our prospects must be considered in light of these factors and the risks and uncertainties often encountered by companies in our early stage of development. Some of these risks and uncertainties relate to our ability to do the following:

•	maintain our current relationships, and develop new relationships, with customers, channel partners and employees;
•	continue to grow our revenue and meet anticipated growth targets;
•	manage our expanding operations and implement and improve our operational, financial and management controls;
•	adapt to industry consolidation;
•	successfully introduce new products and services for consumers;
•	navigate complex regulatory and clinical development processes;
•	respond to and abide by government requirements relating to our Pharmaceutical Business;
•	respond effectively to competition; and
•	attract and retain qualified management and employees.

If we are unable to address these risks, our business, results of operations and prospects could suffer.

If the Asset Sale is completed, we will be a small public company with an enhanced cash balance.

Once the Asset Sale is completed, we will remain a publicly traded company and will continue to be subject to SEC and NYSE Amex rules and regulations, including the Sarbanes-Oxley Act of 2002. While all public companies face the costs and burdens associated with being publicly traded, given the size of our company, the costs and burden of being a public company will be a significant portion of our annual revenues. In addition, given our size and the fact that the sole focus of our business will be our Pharmaceutical Business, our management will have an even greater expectation from stockholders and industry analysts to produce improved quarterly financial results for our Pharmaceutical Business as compared to the periods prior to the Asset Sale when the diversity of our revenue streams could enable one of our businesses to offset weakness in the other businesses. After giving effect to the Asset Sale, our cash balance will increase.

We will be unable to compete with Devicor for a period of five years after the date of the closing of the Asset Sale.

The Asset Purchase Agreement provides that for a period of five years after the date of the closing of the Asset Sale, we will be prohibited from activities that involve the marketing, distribution or sale of devices primarily used for the diagnosis or identification of cancer in human beings. These restrictions may prevent us from pursuing business opportunities that would be attractive to us or our stockholders.

The Asset Purchase Agreement will expose us to contingent liabilities that could have a material adverse effect on our financial condition.

We have agreed to indemnify the Buyer for breaches of any representation, warranty, or covenant made by us in the Asset Purchase Agreement, for losses arising out of or in connection with excluded assets or excluded liabilities, and for certain other matters. Significant indemnification claims by the Buyer could have a material adverse effect on our financial condition. We will not be obligated to indemnify the Buyer for any breach of the representations, warranties or covenants made by us under the Asset Purchase Agreement until the aggregate amount of claims for indemnification exceed $100,000. In the event that claims for indemnification for breach of most of the representations and warranties made by us under the Asset Purchase Agreement exceed this threshold, we will be obligated to indemnify the Buyer for any damages or loss resulting from such breach up to approximately $5 million. Claims for indemnification for breaches of covenants made by us under the Asset Purchase Agreement and for breaches of representations and warranties classified as fundamental representations will not be subject to the deductible or aggregate liability cap described above.

Neoprobe’s directors and executive officers have interests in the Asset Sale that may be different from, or in addition to, the interests of our stockholders.

Neoprobe’s directors and executive officers have interests in the Asset Sale that are different from, or in addition to, the interests of Neoprobe stockholders. These interests include the potential acceleration of the vesting of restricted stock, restricted stock units and stock options held by such persons upon consummation of the Asset Sale. As a result of these interests, Neoprobe’s directors and executive officers could be more likely to recommend a vote in favor of the Asset Sale than if they did not hold these interests, and may have reasons for doing so that are not the same as the interests of our other stockholders. See “The Asset Sale — Interests of Our Directors and Executive Officers in the Asset Sale.”

The Asset Purchase Agreement limits our ability to pursue alternatives to the Asset Sale.

The Asset Purchase Agreement contains provisions that make it more difficult for us to sell our business to any party other than the Buyer. These provisions include the prohibition on our ability to solicit competing proposals and the requirement that we pay a termination fee of $1 million if the Asset Purchase Agreement is terminated in specified circumstances. See “The Asset Purchase Agreement — Termination” and “The Asset Purchase Agreement — No Negotiation or Solicitation of Competing Transaction.” These provisions could discourage a third party that might have an interest in acquiring all of or a significant part of Neoprobe or the GDS Business from considering or proposing an alternative transaction, even if that party were prepared to pay consideration with a higher value than the consideration to be paid by the Buyer.

We may make acquisitions, or invest in new products for our development pipeline, in the Pharmaceutical Business that may not prove successful.

We may not be able to identify suitable acquisition candidates, or products to add to our development pipeline, at prices we consider appropriate. If we do identify an appropriate acquisition candidate or products for the development pipeline, our management may not be able to effectively implement our acquisition and development programs and internal growth strategy simultaneously. The integration of acquisitions involves a number of risks and presents financial, managerial and operational challenges. We may have difficulty, and may incur unanticipated expenses related to, integrating management and personnel from these acquired entities with our management and personnel. Our failure to identify, consummate or integrate suitable acquisitions or product candidates could adversely affect our Pharmaceutical Business. We cannot readily predict the timing, size or success of our future acquisitions. Failure to successfully integrate future acquisitions or product candidates could have a material adverse effect on our business, prospects, financial condition and results of operations.

Economic or market factors could cause a decline in spending for pharmaceuticals, adversely affecting our financial results.

Our revenue and profitability will depend on the overall demand for our specialty pharmaceutical products. Delays or reductions in demand for our products could materially adversely affect our financial results. If the markets for specialty pharmaceutical products decline, our business, results of operations or financial condition could be materially adversely affected.

ASSET PURCHASE AGREEMENT

The following summary of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the copy of the Asset Purchase Agreement attached to this proxy statement as Appendix A and incorporated by reference herein. We urge you to read the Asset Purchase Agreement carefully and in its entirety because it, and not the summary set forth in this proxy statement, is the legal document that governs the Asset Sale.

The terms of the Asset Purchase Agreement (such as the representations and warranties) are intended to govern the contractual rights and relationships, and allocate risks, between the parties in relation to the Asset Sale. The Asset Purchase Agreement contains representations and warranties that Neoprobe, on the one hand, and Devicor, on the other hand, made to each other as of specific dates. The representations and warranties were negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligations to consummate the Asset Sale and may be subject to important limitations and qualifications as set forth therein, including a contractual standard of materiality different from that generally applicable under federal securities laws. In addition, certain representations and warranties relate to information that is not known currently by either party and have been negotiated such that the risk that such representations or warranties are ultimately shown to not be true is allocated between the parties.

In addition, such representations and warranties are qualified by information in confidential disclosure schedules that Neoprobe and Devicor have exchanged in connection with signing the Asset Purchase Agreement. While Neoprobe does not believe that the disclosure schedules contain information that the securities laws require to be publicly disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Asset Purchase Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules. These disclosure schedules contain certain information that has been included in our prior public disclosures, as well as additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

General

Under the terms of the Asset Purchase Agreement, Devicor has agreed to purchase the assets of the GDS Business. Pursuant to the terms of the Asset Purchase Agreement, upon the closing of the Asset Sale, Devicor will: (i) make a cash payment to us of $30,000,000; (ii) assume certain liabilities of the Company associated with the GDS Business as specified in the Asset Purchase Agreement; and (iii) make royalty payments of up to an aggregate maximum amount of $20,000,000 based on the net revenue attributable to the GDS Business over the course of the six fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017 (the foregoing consideration hereinafter referred to collectively as the “Aggregate Consideration”).

The Aggregate Consideration is subject to adjustments based upon changes in the net working capital attributable to the GDS Business, as determined by subtracting the current liabilities of Neoprobe assumed by Devicor pursuant to the Asset Purchase Agreement from the current assets of Neoprobe acquired by Devicor, as determined in accordance with the principles set forth in the Asset Purchase Agreement. The adjustment amount, if any, will be deducted from Aggregate Consideration.

Closing

Closing of the Asset Sale under the Asset Purchase Agreement will occur within three business days following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated thereby, including the adoption and approval of the Asset Sale and the Asset Purchase Agreement by the holders of a majority of our Common Stock outstanding on the Record Date, or at such other time as we and Devicor may agree upon in writing.

Representations and Warranties

The Asset Purchase Agreement contains a number of customary representations and warranties applicable to us, subject in some cases to customary qualifications, relating to, among other things, the following:

•	corporate existence and power to consummate the Asset Sale;
•	authorization, validity, and enforceability of the Asset Purchase Agreement;
•	binding effect of the Asset Purchase Agreement and the other agreements contemplated thereby;
•	conflicts or violations under charter documents, contracts and instruments or law;
•	title to property and purchased assets and sufficiency of the purchased assets for the continued conduct of the GDS Business;
•	governmental permits;
•	compliance with laws and litigation associated with the GDS Business;
•	labor and employment matters related to the GDS Business;
•	contracts related to the GDS Business;
•	absence of certain changes related to the GDS Business;
•	intellectual property matters related to the GDS Business;
•	taxes;
•	customers and suppliers related to the GDS Business;
•	contracts of Neoprobe and its affiliates;
•	brokers’ or finders’ fees, and other fees with respect to the Asset Sale; and
•	warranties and product liability claims.

Certain representations and warranties in the Asset Purchase Agreement provide exceptions for items that are not reasonably likely to have a “Material Adverse Effect.” For purposes of the Asset Purchase Agreement, a “Material Adverse Effect” means a material adverse effect on the assets of the GDS Business, the liabilities of the GDS Business to be assumed by Devicor or the financial condition or results of operations of the GDS Business; provided, however, that none of the following by themselves shall be deemed to be a Material Adverse Effect: (i) general changes in the U.S. economy but only to the extent not disproportionately affecting the GDS Business, the assets of the GDS Business, or the liabilities of the GDS Business to be assumed by Devicor; (b) general changes in the industry in which the GDS Business operates but only to the extent not disproportionately affecting the GDS Business, the assets of the GDS Business, or the liabilities of the GDS Business to be assumed by Devicor; (c) changes resulting from any announcement by Neoprobe of its intention to sell the GDS Business; and (d) any change resulting from compliance by Neoprobe with the terms of, or the taking of any action contemplated by, the Asset Purchase Agreement or the Transition Services Agreement.

The Asset Purchase Agreement also contains a number of customary representations and warranties applicable to Devicor, subject in some cases to customary qualifications, relating to, among other things, the following:

•	corporate existence and power to consummate the Asset Sale;
•	authorization, validity, and enforceability of the Asset Purchase Agreement;
•	binding effect of the Asset Purchase Agreement and the other agreements contemplated thereby;
•	conflicts or violations under charter documents, contracts and instruments or law;
•	brokers’ or finders’ fees, and other fees with respect to the Asset Sale;

•	the availability of funds necessary to allow Devicor to consummate the Asset Sale; and
•	assessment of the GDS Business.

Indemnification; Survival of Indemnification Obligations

After the closing of the Asset Sale, we have agreed to indemnify and hold Devicor and its affiliates harmless from any loss arising out of (i) any breach of representations and warranties by us, (ii) breaches by us of any covenants or agreements made or to be performed by us under the Asset Purchase Agreement, (iii) any excluded assets or liabilities under the Asset Purchase Agreement, and (iv) our fraud or intentional misrepresentation or criminal acts. In general, we are required to indemnify Devicor for any indemnifiable losses arising out of a breach of our representations or warranties, subject to certain exceptions, for a period of 18 months following the closing date of the Asset Sale. In general, we are not obligated to make Devicor whole for any losses suffered as a result of breaches of our representations and warranties until Devicor suffers losses in excess of $100,000, at which point we are obligated to indemnify Devicor for all losses in, including those less than $100,000, subject to limitations set forth below. In addition, our liability for any claim for indemnification brought by Devicor based upon a breach of a representation or warranty is, subject to certain exceptions described below, limited to $5,000,000. Claims for (i) fraud or intentional misrepresentation, (ii) breaches of agreements and covenants (iii) liabilities and assets retained by us under the Asset Purchase Agreement; and (iv) breaches of representations and warranties regarding our corporate existence, validity of the Asset Purchase Agreement, the authorization of the Asset Sale and non-contravention of existing agreements by the Asset Sale, title to assets of the GDS Business subject to the Asset Sale, intellectual property, taxes and employee benefit matters, are not subject to the limitations on indemnification set forth above, and Devicor may proceed directly against us for any such claims.

After closing of the Asset Sale, Devicor has agreed to indemnify and hold us and our affiliates harmless from any loss arising out of (i) any breach of representations and warranties by Devicor, (ii) breaches by Devicor of any covenants or agreements made or to be performed by it under the Asset Purchase Agreement, (iii) any liability assumed by Devicor under the Asset Purchase Agreement, or (iv) any liabilities of Devicor with respect to, or arising out of, the operation (including the payment of taxes attributable to periods after the closing) of the GDS Business flowing the effective time of the Asset Sale. In general, Devicor is not obligated to make us whole for any losses arising out of breaches of Devicor’s representations and warranties until we suffers losses in excess of $100,000, at which point Devicor is obligated to indemnify us for all losses, including those less than $100,000. In addition, Devicor’s liability for any claim for indemnification brought by us is, subject to certain exceptions, limited to $5,000,000.

Covenants and Agreements

Under the Asset Purchase Agreement, we have agreed to abide by certain customary covenants prior to the closing of the Asset Sale or the earlier termination of the Asset Purchase Agreement. Among others, these covenants include an agreement to not take any of the following actions without the written consent of Devicor:

•	amend our certificate of incorporation or bylaws in any manner which could reasonably be expected to adversely affect the transactions contemplated by the Asset Purchase Agreement;
•	sell or license any of the intellectual property being purchased by Devicor to any third party;
•	merge or consolidate with any entity or acquire any interest in any business or entity (which could reasonably be expected to adversely affect the transactions contemplated by the Asset Purchase Agreement)
•	change any of the accounting principles or practices used by it in the preparation of the Company’s financial statements or revalue or reclassify in any material respect any of the assets being purchased by Devicor;
•	create, incur, assume or suffer to exist any new liens (except for certain liens permitted pursuant to the Asset Purchase Agreement) affecting any of the assets being purchased by Devicor;

•	change in any material respect our pricing policies or credit practices, the rate or timing of our payment of accounts payable or our collection of accounts receivable or change our earnings accrual rates on contracts, except as required by GAAP;
•	increase the compensation payable or to become payable to, any employees specifically associated with the GDS Business, except increases in compensation as may be required by existing executive and employee compensation plans, mandated by law or consistent with past practices in the ordinary course of the GDS Business;
•	change the overall character of the business, operations, activities and practices of the GDS Business in any material way; (ii) enter into, terminate or amend in any material respect any contract associated with the GDS Business (except to the extent necessary to obtain any consents for transfer contemplated by the Asset Purchase Agreement); or (iii) except in the ordinary course of the GDS Business, sell, lease, or grant any option to sell or lease, give a security interest in or otherwise create any lien on any of the assets of the GDS Business;
•	pay, discharge, settle or satisfy any material claims, liabilities or obligations relating to the GDS Business, other than the payment, discharge or satisfaction, in the ordinary course of the GDS Business or in accordance with their terms, of liabilities reflected or reserved against in the financial statements (or the notes thereto), or not required by GAAP to be so reflected or reserved, or waive any material benefits of, or agree to modify any material confidentiality, standstill, non- solicitation or similar agreement relating to the GDS Business to which Neoprobe is a party;
•	create or issue or grant any option or other right to subscribe, purchase or redeem any of our securities;
•	enter into any binding agreement or arrangement with the United States Food and Drug Administration (or any similar regulatory authority), with respect to the GDS Business;
•	enter into any binding agreement or arrangement with the Internal Revenue Service (or any other tax authority), with respect to the GDS Business;
•	fail to use our reasonable efforts to comply with all applicable laws affecting or relating to the GDS Business.

No Negotiation or Solicitation of Competing Transaction

The Asset Purchase Agreement provides that, except as specifically provided for in the Asset Purchase Agreement, we will not (and we will cause our employees, officers, directors and agents not to), directly or indirectly, solicit, initiate or encourage any inquiries or the making of any proposal with respect to any merger, consolidation or other business combination involving the GDS Business or the Company or the acquisition of all or substantially all of the assets or capital stock of the GDS Business or the Company, or negotiate, explore or otherwise engage in discussions with any person, or enter into any agreement, with respect to any such a transaction or enter into any agreement, arrangement or understanding requiring us to abandon, terminate or fail to consummate any of the transactions contemplated by the Asset Purchase Agreement.

Employee Matters

Upon the consummation of the Asset Sale we will terminate the employment of employees specifically associated with the GDS Business and identified in the schedules to the Asset Purchase Agreement included in Appendix A attached to this proxy (the “Business Employees”), and will, effective upon their employment with Devicor, release each Business Employee from any non-competition obligations owed to Neoprobe to the extent such obligations relate to the GDS Business.

Devicor shall offer employment, effective as of the Effective Time and subject to Devicor’s normal employment practices, to each of the Business Employees. We shall retain responsibility for all costs arising on account of periods ending with the effective time of the Asset Sale with respect to all of the Business Employees.

During the five year period from and after the closing date of the Asset Sale, neither Devicor nor its affiliates shall solicit or hire any person employed by Neoprobe on the date of the Asset Purchase Agreement other than the Business Employees or any person hired by Neoprobe prior to the termination or expiration of the Transition Services Agreement.

In addition, directly or indirectly, during the five year period from and after the closing of the Asset Sale (the “Restrictive Period”), we may not solicit, encourage to leave employment, or hire any person employed by Devicor on the date the Asset Purchase Agreement was executed, any person hired by Devicor prior to termination or expiration of the Transition Services Agreement or any Business Employee, or induce or attempt to induce, or assist anyone else to induce or attempt to induce, any customer of Devicor to reduce or discontinue its business with Devicor or disclose to anyone else the name and/or requirements of any such customer.

Recommendation

Our Board of Directors shall not (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Devicor, its recommendation that the Company’s stockholders approve the Asset Sale or (ii) approve or recommend or propose publicly to approve or recommend to any of our stockholders, or otherwise permit or cause Neoprobe to accept or enter into, a transaction which frustrates the purpose of the Asset Sale (a “Contrary Transaction”). Neither the Company nor any of its subsidiaries shall approve, recommend, publicly propose or enter into any agreement with respect to a Contrary Transaction, and neither the Company nor any of its subsidiaries shall release any third party from, or waive any provisions of, any confidentiality and standstill agreement to which the Company is a party.

Covenant Not to Compete or Disclose

Pursuant to the Asset Purchase Agreement, the Company has agreed that it shall not, and shall cause its affiliates not to:

•	during the Restrictive Period, directly or indirectly through any entity, as a principal, employee, partner, shareholder, member, officer, director, manager, agent, lender, paid or unpaid consultant or otherwise, compete with, assist in or provide financial resources to any activity which involves the marketing, distribution or sale of devices primarily used for the diagnosis or identification of cancer in human beings anywhere in the United States and anywhere outside the United States where the GDS Business is currently conducted or, as of the closing date of the Asset Sale, planned to be conducted; provided that the foregoing shall not prohibit Neoprobe or any of its affiliates from engaging in the marketing, distribution or sale of biologics or pharmaceuticals, including radiopharmaceuticals; or
•	use or disclose to anyone except authorized personnel of the GDS Business and Governmental Authorities pursuant to law, whether or not for our benefit or otherwise, any trade secrets or confidential matters primarily concerning or material to the GDS Business.

Use of Neoprobe Trade Marks and Trade Names

As soon as practicable following the consummation of the Asset Sale, and in any event within six months following the closing date of the Asset Sale, we have agreed to cease to make any use of any of the Neoprobe trade marks and trade names, including any name or mark confusingly similar thereto both in the United States and outside of the United States. As promptly as practicable but in no event later than six months following the closing date of the Asset Sale, we must remove, strike over or otherwise obliterate all such trademarks and trade names from all materials used in the United States or outside the United States, including any vehicles, business cards, schedules, stationery, packaging materials, displays, signs, promotional materials, manuals, forms, computer software and other materials.

Distribution Rights

In the event that, following the consummation of the Asset Sale we (or any of our affiliates) desire to engage a third party to distribute any medical device used in surgical oncology primarily having a diagnostic purpose, including, without limitation, medical devices used for the detection of fluorescence labeled compounds or antibodies (“Other Products”), then (i) for a period of five (5) years following the closing date of the Asset Sale Devicor shall have a right of first refusal to distribute such Other Products on commercially reasonable terms no less favorable to Devicor than the terms offered by an unaffiliated third party, but in no event less favorable to Devicor than the terms set forth in the existing Distribution Agreement, dated and effective as of September 28, 1999, between Devicor (as assignee of Ethicon Endo-Surgery, Inc.) and Neoprobe, as amended from time to time; and thereafter (ii) for a period of an additional seven (7) years Devicor shall have a right of first refusal to distribute such Other Products on commercially reasonable terms no less favorable to Devicor than the terms offered by an unaffiliated third party. Notwithstanding the foregoing, in the event that Neoprobe is acquired by a third party prior to the expiration of the 12-year period, these covenants shall not apply to such acquirer and its affiliates other than Neoprobe and its affiliates existing immediately prior to such acquisition.

Conditions to Completion of the Asset Sale

The obligations of us and Devicor to complete the Asset Sale are subject to the satisfaction or waiver of certain customary conditions, including, the absence of any order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents the consummation of the transactions contemplated by this Agreement or the closing of the Asset Sale.

In addition, the obligations of Devicor to complete the Asset Sale are subject to the satisfaction by us or waiver by Devicor of conditions, including the following:

•	our receipt of stockholder approval for the Asset Sale;
•	our representations and warranties shall be true and correct in all material respects, except for those representations and warranties that are qualified as to materiality which shall be true and correct in all respects, on and as of the closing date of the Asset Sale with the same effect as if such representations and warranties had been made on and as of that date, except to the extent that any such representation or warranty by its terms relates to an earlier date, and except to the extent of any change expressly consented to in writing by Devicor;
•	we shall have performed and complied in all material respects with each of the covenants, agreements and obligations we are required to perform under the Asset Purchase Agreement;
•	the absence of a Material Adverse Effect; and
•	we shall have obtained consent to the assignment to Devicor of certain contracts associated with the GDS Business.

Our obligation to complete the Asset Sale is subject to the satisfaction by Devicor or waiver by us of conditions, including the following:

•	Devicor’s representations and warranties shall be true and correct in all material respects, except for those representations and warranties that are qualified as to materiality which shall be true and correct in all respects, on and as of the closing date of the Asset Sale with the same effect as if such representations and warranties had been made on and as of that date, except to the extent that any such representation or warranty by its terms relates to an earlier date, and except to the extent of any change expressly consented to in writing by Devicor; and
•	Devicor shall have performed and complied in all material respects with each of the covenants, agreements and obligations Devicor is required to perform under the Asset Purchase Agreement.

Termination

We and Devicor may by mutual written consent terminate the Asset Purchase Agreement at any time prior to the completion of the Asset Sale.

Devicor may terminate the Asset Purchase Agreement at any time following the Annual Meeting of the Stockholders if the Company does not receive stockholder approval for the Asset Sale at the meeting.

In addition, either we or Devicor may, in writing, terminate the Asset Purchase Agreement at any time prior to the effective time of the Asset Sale:

•	if the other party shall have breached any material provision of the Asset Purchase Agreement and shall not have cured such breach within 10 days of receiving notice; or
•	if the Asset Sale has not been completed on or before the 90th calendar day after execution of the Asset Purchase Agreement.

If the Asset Sale is not approved pursuant to the terms of the Asset Purchase Agreement, we will be required to pay Devicor a fee equal to the amount of the reasonable out-of-pocket expenses, actually documented and incurred or payable by or on behalf of Devicor in connection with or in anticipation of the Asset Sale and the agreements related thereto, including all attorney’s fees, financial advisor’s fees, accountants’ fees and filing fees (the “Termination Expenses”) (provided, however, that in no event will the “Termination Expenses” exceed $500,000, in the aggregate). We may also be required to pay a $1,000,000 termination fee plus the amount of the Termination Expenses if the Asset Purchase Agreement is terminated by Devicor as a result of our breach of any of certain covenants set forth in the Asset Purchase Agreement which require, among other things that the Company’s Board of Directors use its reasonable best efforts to obtain the approval of the Company’s stockholders for the Asset Sale, and not withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Devicor, its recommendation that the stockholders approve the Asset Sale or approve or recommend, or propose publicly to approve or recommend, or otherwise permit or cause the Company to accept, any other transaction which effects an acquisition, merger, consolidation or other business combination involving the GDS Business or the Company.

Expenses

The Asset Purchase Agreement provides that, except as otherwise set forth in the Asset Purchase Agreement, each party shall pay all costs and expenses incurred on its behalf in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated by the Asset Purchase Agreement, including, without limitation, the fees and expenses of their attorneys, accountants, advisors and other representatives.

Amendment

The Asset Purchase Agreement shall be amended, modified or supplemented only by a written agreement between Devicor and Neoprobe.

NEOPROBE CORPORATION AND SUBSIDIARIES

SELECTED CONSOLIDATED FINANCIAL DATA

Set forth below is our selected financial data as of the dates and for the periods indicated. The selected consolidated balance sheet data as of March 31, 2011 and the consolidated statement of operations data for the three months ended March 31, 2011 and 2010 were derived from our unaudited consolidated financial statements included in our filings on Form 10-Q for the quarters ended March 31, 2011 and 2010. The consolidated balance sheet data as of December 31, 2010 and the consolidated statement of operations data for the years ended December 31, 2010, 2009 and 2008 were derived from the audited consolidated financial statements included in our filings on Form 10-K for each of the respective periods. The data should be read in conjunction with our financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our filings on Forms 10-Q and 10-K. Data are in thousands, except per-share data.

	Pro Forma(a)	Historical
	March 31,		December 31,
	2011	2011	2010	2009	2008	2007	2006
Consolidated Balance Sheet Data:
Total assets	$38,701	$13,874	$10,863	$9,018	$9,619	$7,063	$8,034
Long-term obligations	175	958	2,787	13,485	7,323	8,836	4,922
Total stockholders’ equity (deficit)	35,103	8,486	4,132	(9,870)	(3,026)	(3,944)	(298)

	Pro Forma(a)		Historical
	Three Months Ended March 31, 2011	Year Ended December 31, 2010	Three Months Ended March 31,		Years Ended December 31,
			2011	2010	2010	2009	2008	2007	2006
Consolidated Statement of Operations Data:
Net sales	$—	$—	$2,478	$2,658	$9,983	$9,418	$7,418	$6,773	$5,445
License and grant revenue	336	617	361	25	717	100	172	—	—
Gross profit	336	617	2,083	1,794	7,494	6,383	4,744	3,872	3,291
Research and development expenses	2,395	8,803	2,590	2,402	9,221	4,968	4,286	2,506	3,095
Selling, general and Administrative expenses	2,857	4,156	2,969	1,128	4,584	3,240	2,966	2,381	2,466
Loss from operations	(4,916)	(12,342)	(3,476)	(1,736)	(6,311)	(1,825)	(2,508)	(1,015)	(2,270)
Other expenses, net	(953)	(43,567)	(953)	(712)	(43,567)	(35,891)	(2,124)	(3,325)	(1,283)
Loss from continuing operations	$(5,869)	$(55,909)	(4,429)	(2,448)	(49,878)	(37,716)	(4,632)	(4,340)	(3,553)
Discontinued operations			7	(12)	(87)	(1,890)	(534)	(748)	(1,188)
Net loss			(4,422)	(2,460)	(49,965)	(39,606)	(5,166)	(5,088)	(4,741)
Preferred stock dividends			(25)	(60)	(8,207)	(240)	—	—	—
Loss attributable to common stockholders			$(4,447)	$(2,520)	$(58,172)	$(39,846)	$(5,166)	$(5,088)	$(4,741)
Loss per common share (basic and diluted):
Continuing operations	$(0.07)	$(0.79)	$(0.05)	$(0.03)	$(0.72)	$(0.51)	$(0.07)	$(0.07)	$(0.06)
Discontinued operations			$(0.00)	$(0.00)	$(0.00)	$(0.03)	$(0.01)	$(0.01)	$(0.02)
Loss attributable to common stockholders			$(0.05)	$(0.03)	$(0.72)	$(0.54)	$(0.08)	$(0.08)	$(0.08)
Shares used in computing loss per common share:
Basic and diluted	85,416	80,726	85,416	79,571	80,726	73,772	68,594	62,921	58,587

(a)	Pro forma financial data is intended to represent the financial position and results of operations as if the GDS Business had been sold. For more information, refer to our unaudited pro forma consolidated financial statements and notes on pages 57 – 65.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Neoprobe has prepared the following unaudited financial statements to show the balance sheets, statements of operations and statements of cash flows of the GDS Business on a stand-alone basis. The unaudited financial statements represent the results of operations and financial position of the GDS Business, reflecting the assets to be acquired and liabilities to be assumed by Devicor pursuant to the Asset Purchase Agreement.

The following unaudited financial statements of the GDS Business are presented:

Interim Data

•	Unaudited Consolidated Balance Sheets — as of March 31, 2011 and December 31, 2010
•	Unaudited Consolidated Statements of Operations — three months ended March 31, 2011 and 2010
•	Unaudited Consolidated Statements of Cash Flows — three months ended March 31, 2011 and 2010
•	Notes to the Unaudited Consolidated Interim Financial Statements

Full-year Data

•	Unaudited Consolidated Balance Sheets — as of December 31, 2010 and 2009
•	Unaudited Consolidated Statements of Operations — years ended December 31, 2010, 2009 and 2008
•	Unaudited Consolidated Statements of Cash Flows — years ended December 31, 2010, 2009 and 2008
•	Notes to the Unaudited Consolidated Financial Statements

The unaudited financial statements of the GDS Business, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical audited consolidated financial statements and the notes thereto included in Neoprobe’s Annual Report on Form 10-K for the years ended December 31, 2010 and 2009 and Quarterly Report on Form 10-Q for the three months ended March 31, 2011, as filed with the SEC, which are incorporated herein by reference.

The unaudited financial statements of the GDS Business do not purport to represent, and are not necessarily indicative of, what the actual financial results would have been had Neoprobe operated the GDS Business as a separate entity.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

UNAUDITED CONSOLIDATED BALANCE SHEETS

	March 31, 2011	December 31, 2010
ASSETS
Current assets:
Accounts receivable, net	$1,586,897	$1,910,153
Inventory, net	648,052	826,588
Prepaid expenses and other	45,928	40,839
Total current assets	2,280,877	2,777,580
Property and equipment	1,029,784	1,004,136
Less accumulated depreciation and amortization	910,977	889,888
	118,807	114,248
Patents and trademarks	502,014	509,886
Less accumulated amortization	429,069	428,613
	72,945	81,273
Total assets	$2,472,629	$2,973,101
LIABILITIES AND NET INVESTMENT
Current liabilities:
Accounts payable	$183,742	$165,581
Accrued liabilities and other	119,933	271,443
Deferred revenue, current portion	702,388	654,430
Total current liabilities	1,006,063	1,091,454
Deferred revenue	783,181	672,924
Total liabilities	1,789,244	1,764,378
Neoprobe Corporation net investment in the GDS Business	683,385	1,208,723
Total liabilities and net investment in the GDS Business	$2,472,629	$2,973,101

The accompanying notes are an integral part of these unaudited consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2011	2010
Revenues:
Net sales	$2,478,274	$2,657,872
License and grant revenue	25,000	25,000
Total revenues	2,503,274	2,682,872
Cost of goods sold	755,987	888,867
Gross profit	1,747,287	1,794,005
Operating expenses:
Research and development	194,138	133,410
Selling, general and administrative	112,907	118,772
Total operating expenses	307,045	252,182
Income from operations before income tax	1,440,242	1,541,823
Provision for income tax	576,097	616,729
Net income	$864,145	$925,094

The accompanying notes are an integral part of these unaudited consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2011	2010
Cash flows from operating activities:
Net income	$864,145	$925,094
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	21,693	34,184
Loss on disposal and abandonment of assets	14,145	353
Stock compensation expense	25,946	25,755
Issuance of common stock to 401(k) plan	10,064	13,257
Changes in operating assets and liabilities:
Accounts receivable	323,256	196,298
Inventory	155,518	(232,007)
Prepaid expenses and other assets	(5,089)	25,716
Accounts payable	18,161	620,105
Accrued liabilities and other liabilities	(151,510)	38,858
Deferred revenue	158,215	(69,293)
Net cash provided by operating activities	1,434,544	1,578,320
Cash flows from investing activities:
Purchases of equipment	(4,501)	—
Patent and trademark costs	(4,660)	(5,026)
Net cash used in investing activities	(9,161)	(5,026)
Cash flows from financing activities:
Payment to parent company	(1,425,383)	(1,573,294)
Net cash used in financing activities	(1,425,383)	(1,573,294)
Net change in cash	—	—
Cash, beginning of period	—	—
Cash, end of period	$—	$—

The accompanying notes are an integral part of these unaudited consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

1. Basis of Presentation

Neoprobe (Neoprobe, the Company, or we) is a biomedical company focused on enhancing oncology patient care and improving patient benefit through radiopharmaceutical product development. Neoprobe is actively developing two radiopharmaceutical agent platforms — Lymphoseek® and RIGScanTM — to help surgeons better identify and treat certain types of cancer. Neoprobe’s subsidiary, Cira Biosciences, Inc., is also advancing a patient-specific cellular therapy technology platform called ACT. Neoprobe’s strategy is to deliver superior growth and shareholder return by bringing to market novel radiopharmaceutical agents and advancing the Company’s pipeline program through continued investment and selective acquisitions.

In May 2011, Neoprobe entered into an agreement (the Asset Purchase Agreement) to sell our gamma detection device line of business (the GDS Business) to Devicor Medical, Inc. (Devicor) for $30 million, plus an additional amount of up to $20 million based on the net revenue attributable to the GDS Business through 2017. Substantially all of the GDS Business sales for all periods presented were made to Devicor (or Ethicon Endo-Surgery, Inc., prior to Devicor’s acquisition of their breast biopsy business in July 2010).

Assets and liabilities being sold to Devicor include:

•	Working capital related to the GDS Business, including accounts receivable, inventories, accounts payable and other accruals;
•	Equipment of the GDS Business used in the manufacture, service and research and development of the products; and
•	Patents and trademarks related to the GDS Business.

Assets and liabilities excluded from the sale to Devicor include:

•	Cash and cash equivalents;
•	Assets and liabilities related to Neoprobe in general, such as office computers, furniture and equipment;
•	Assets and liabilities related to our radiopharmaceutical products;
•	Assets and liabilities related to our fluorescence probe technology; and
•	Other assets and liabilities as specified in the Asset Purchase Agreement.

Neoprobe has prepared these unaudited financial statements to present the assets and liabilities of the GDS Business as of March 31, 2011 and December 31, 2010, as well as the operating results and cash flows of the GDS Business for the three-month periods ended March 31, 2011 and 2010. The information presented is unaudited, but includes all adjustments (which consist only of normal recurring adjustments) that the management of Neoprobe believes to be necessary for the fair presentation of results for the periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the rules and regulations of the U.S. Securities and Exchange Commission for interim financial statements. The balances as of March 31, 2011 and the results for the interim periods are not necessarily indicative of results to be expected for the year. Certain overhead and other costs have not been allocated from Neoprobe’s corporate records. These consolidated financial statements should be read in conjunction with Neoprobe’s audited consolidated financial statements for the year ended December 31, 2010, which were included as part of our Annual Report on Form 10-K, and with the unaudited annual financial statements of the GDS Business for the years ended December 31, 2010, 2009 and 2008 included herein.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

2. Stock-Based Compensation

Stock options granted under Neoprobe stock incentive plans generally vest on an annual basis over one to four years. Outstanding stock options under the plans, if not exercised, generally expire ten years from their date of grant or 90 days from the date of an optionee’s separation from employment with the Company. We issue new shares of our common stock upon exercise of stock options.

Stock-based payments to employees and directors, including grants of stock options and restricted stock, are recognized in the consolidated statement of operations based on their estimated fair values. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option pricing model. Expected volatilities are based on the Company’s historical volatility, which management believes represents the most accurate basis for estimating expected volatility under the current circumstances. Neoprobe uses historical data to estimate forfeiture rates. The expected term of stock options granted is based on the vesting period and the contractual life of the options. The risk-free rate is based on the U.S. Treasury yield in effect at the time of the grant.

Compensation cost arising from stock-based awards is recognized as expense using the straight-line method over the vesting period. Restricted shares generally vest upon occurrence of a specific event or achievement of goals as defined in the grant agreements. As a result, we record compensation expense related to grants of restricted stock based on management’s estimates of the probable dates of the vesting events.

For the three-month periods ended March 31, 2011 and 2010, our total stock-based compensation expense related to employees of the GDS Business was approximately $26,000 for both periods. The costs associated with these plans have been included in the corresponding statements of operations of the GDS Business and as a component of Neoprobe Corporation’s net investment in the GDS Business. Upon closing of the sale to Devicor, these costs will no longer be incurred by Neoprobe and any related assets or liabilities associated with the stock compensation plans will remain with Neoprobe.

3. Accounts Receivable, net

Accounts receivable as of March 31, 2011 and December 31, 2010, net of allowance for doubtful accounts of $1,000 and $1,200, respectively, consist of the following:

	March 31, 2011	December 31, 2010
Trade	$1,586,897	$1,872,215
Other	—	37,938
	$1,586,897	$1,910,153

We estimate an allowance for doubtful accounts based on a review and assessment of specific accounts receivable and write off accounts when deemed uncollectible. We believe that we have adequately addressed our credit risks in estimating the allowance for doubtful accounts.

4. Inventory, net

The components of inventory as of March 31, 2011 and December 31, 2010, net of reserves of $82,000 and $81,000, respectively, are as follows:

	March 31, 2011	December 31, 2010
Gamma detection device materials	$181,917	$302,323
Gamma detection device finished goods	466,135	524,265
Total	$648,052	$826,588

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

4. Inventory, net  – (continued)

We estimate a reserve for obsolete inventory based on management’s judgment of probable future commercial use, which is based on an analysis of current inventory levels, historical and estimated future sales and production rates, and estimated shelf lives.

5. Property and Equipment

The major classes of property and equipment are as follows:

	Useful Life	March 31, 2011	December 31, 2010
Production machinery and equipment	5 years	$612,120	$607,619
Loaner units	2 years	338,741	317,594
Other machinery and equipment, primarily research equipment	5 years	78,923	78,923
		$1,029,784	$1,004,136

During the three-month periods ended March 31, 2011 and 2010, we recorded $21,000 and $32,000, respectively, of depreciation and amortization related to property and equipment of the GDS Business. During the three-month period ended March 31, 2011, we recorded losses of $2,000 on the disposal of property and equipment of the GDS Business.

6. Intangible Assets

The major classes of intangible assets are as follows:

	March 31, 2011			December 31, 2010
	Weighted Average Remaining Life(1)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Patents and trademarks	3.2 yrs	$502,014	$429,069	$509,886	$428,613

(1)	The weighted average remaining life is calculated for issued patents and does not include pending patent applications or trademarks which are not currently being amortized.

The estimated amortization expenses, related to those patents and trademarks currently being amortized, for the next five fiscal years are as follows:

Estimated Amortization Expense
For the year ended 12/31/2011	$1,372
For the year ended 12/31/2012	1,002
For the year ended 12/31/2013	284
For the year ended 12/31/2014	265
For the year ended 12/31/2015	236

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

7. Product Warranty

We warrant our products against defects in design, materials, and workmanship generally for a period of one year from the date of sale to the end customer, except in cases where the product has a limited use as designed. Our accrual for warranty expenses is adjusted periodically to reflect actual experience and is included in accrued liabilities and other on the consolidated balance sheets. Our primary marketing partner, Devicor, also reimburses us for a portion of warranty expense incurred based on end customer sales they make during a given fiscal year. Payments charged against the reserve are disclosed net of Devicor’s estimated reimbursement.

The activity in the warranty reserve for the three-month periods ended March 31, 2011 and 2010 is as follows:

	Three Months Ended March 31,
	2011	2010
Warranty reserve at beginning of period	$56,110	$61,400
Provision for warranty claims and changes in reserve for warranties	(8,460)	38,097
Payments charged against the reserve	—	(21,873)
Warranty reserve at end of period	$47,650	$77,624

8. Income Taxes

For purposes of the stand-alone GDS Business financial statements, income tax was calculated at statutory rates as if it were a separate taxpayer. All related balance sheet amounts are included as components of Neoprobe Corporation Net Investment in the GDS Business.

9. Supplemental Disclosure for Statements of Cash Flows

During the three-month periods ended March 31, 2011 and 2010, we issued 6,469 and 12,548 shares of our common stock, respectively, as matching contributions to our 401(k) plan for benefit of the GDS Business employees. During the three-month periods ended March 31, 2011 and 2010, we transferred $23,000 and $14,000, respectively, of inventory to fixed assets related to the creation and maintenance of a pool of service loaner equipment.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

UNAUDITED CONSOLIDATED BALANCE SHEETS

	December 31, 2010	December 31, 2009
ASSETS
Current assets:
Accounts receivable, net	$1,910,153	$1,331,495
Inventory, net	826,588	618,697
Prepaid expenses and other	40,839	83,950
Total current assets	2,777,580	2,034,142
Property and equipment	1,004,136	981,388
Less accumulated depreciation and amortization	889,888	790,992
	114,248	190,396
Patents and trademarks	509,886	486,457
Less accumulated amortization	428,613	424,479
	81,273	61,978
Total assets	$2,973,101	$2,286,516
LIABILITIES AND NET INVESTMENT
Current liabilities:
Accounts payable	$165,581	$307,394
Accrued liabilities and other	271,443	191,146
Deferred revenue, current portion	654,430	560,369
Total current liabilities	1,091,454	1,058,909
Deferred revenue	672,924	534,119
Total liabilities	1,764,378	1,593,028
Neoprobe Corporation net investment in the GDS Business	1,208,723	693,488
Total liabilities and net investment in the GDS Business	$2,973,101	$2,286,516

The accompanying notes are an integral part of these unaudited consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2010	2009	2008
Revenues:
Net sales	$9,983,174	$9,418,032	$7,417,751
License and grant revenue	100,000	100,000	171,750
Total revenues	10,083,174	9,518,032	7,589,501
Cost of goods sold	3,206,709	3,134,740	2,845,498
Gross profit	6,876,465	6,383,292	4,744,003
Operating expenses:
Research and development	417,999	736,064	648,515
Selling, general and administrative	427,815	391,449	243,734
Total operating expenses	845,814	1,127,513	892,249
Income from operations before income tax	6,030,651	5,255,779	3,851,754
Provision for income tax	2,412,260	2,102,312	1,540,702
Net income	$3,618,391	$3,153,467	$2,311,052

The accompanying notes are an integral part of these unaudited consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Net income	$3,618,391	$3,153,467	$2,311,052
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation of equipment	113,131	130,545	135,421
Amortization of intangible assets	7,998	18,143	22,074
Loss on disposal and abandonment of assets	6,919	18,706	29,919
Stock compensation expense	76,636	41,865	23,216
Issuance of common stock to 401(k) plan	13,257	14,077	12,711
Changes in operating assets and liabilities:
Accounts receivable	(578,658)	294,570	(65,479)
Inventory	(286,508)	(117,975)	(35,844)
Prepaid expenses and other assets	43,111	(9,345)	1,144
Accounts payable	(141,813)	(11,684)	(183,404)
Accrued liabilities and other liabilities	80,297	(20,195)	(35,028)
Deferred revenue	232,866	77,704	(58,368)
Net cash provided by operating activities	3,185,627	3,589,878	2,157,414
Cash flows from investing activities:
Purchases of equipment	—	(27,928)	(22,092)
Patent and trademark costs	(10,297)	(52,758)	(16,739)
Net cash used in investing activities	(10,297)	(80,686)	(38,831)
Cash flows from financing activities:
Payment to parent company	(3,175,330)	(3,509,192)	(2,118,583)
Net cash used in financing activities	(3,175,330)	(3,509,192)	(2,118,583)
Net change in cash	—	—	—
Cash, beginning of year	—	—	—
Cash, end of year	$—	$—	$—

The accompanying notes are an integral part of these unaudited consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

a.	Organization and Nature of Operations: Neoprobe (Neoprobe, the Company, or we) is a biomedical company focused on enhancing oncology patient care and improving patient benefit through radiopharmaceutical product development. Neoprobe is actively developing two radiopharmaceutical agent platforms — Lymphoseek® and RIGScanTM — to help surgeons better identify and treat certain types of cancer. Neoprobe’s subsidiary, Cira Biosciences, Inc., is also advancing a patient-specific cellular therapy technology platform called ACT. Neoprobe’s strategy is to deliver superior growth and shareholder return by bringing to market novel radiopharmaceutical agents and advancing the Company’s pipeline program through continued investment and selective acquisitions.

In May 2011, Neoprobe entered into an agreement (the Asset Purchase Agreement) to sell our gamma detection device line of business (the GDS Business) to Devicor Medical, Inc. (Devicor) for $30 million, plus an additional amount of up to $20 million based on the net revenue attributable to the GDS Business through 2017. Substantially all of the GDS Business sales for all periods presented were made to Devicor (or Ethicon Endo-Surgery, Inc., prior to Devicor’s acquisition of their breast biopsy business in July 2010).

Assets and liabilities being sold to Devicor include:

•	Working capital related to the GDS Business, including accounts receivable, inventories, accounts payable and other accruals;
•	Equipment of the GDS Business used in the manufacture, service and research and development of the products; and
•	Patents and trademarks related to the GDS Business.

Assets and liabilities excluded from the sale to Devicor include:

•	Cash and cash equivalents;
•	Assets and liabilities related to Neoprobe in general, such as office computers, furniture and equipment;
•	Assets and liabilities related to our radiopharmaceutical products;
•	Assets and liabilities related to our fluorescence probe technology; and
•	Other assets and liabilities as specified in the Asset Purchase Agreement.

Neoprobe has prepared these unaudited financial statements to present the assets and liabilities of the GDS Business as of December 31, 2010 and 2009, as well as the operating results and cash flows of the GDS Business for the years ended December 31, 2010, 2009 and 2008. These unaudited financial statements of the GDS Business have been prepared from the books and records of Neoprobe Corporation in accordance with accounting principles generally accepted in the United States of America. Certain overhead and other costs have not been allocated from Neoprobe’s corporate records. The unaudited consolidated financial statements of the GDS Business should be read in conjunction with Neoprobe’s audited consolidated financial statements for the years ended December 31, 2010 and 2009, which were included as part of our Annual Reports on Form 10-K.

b.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies  – (continued)

c.	Financial Instruments and Fair Value: The carrying amounts of accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short maturity of these instruments.
d.	Stock-Based Compensation: Stock options granted under Neoprobe stock incentive plans generally vest on an annual basis over one to four years. Outstanding stock options under the plans, if not exercised, generally expire ten years from their date of grant or 90 days from the date of an optionee’s separation from employment with the Company. We issue new shares of our common stock upon exercise of stock options.

Stock-based payments to employees and directors, including grants of stock options and restricted stock, are recognized in the statement of operations based on their estimated fair values. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option pricing model to value share-based payments. Expected volatilities are based on the Company’s historical volatility, which management believes represents the most accurate basis for estimating expected volatility under the current circumstances. Neoprobe uses historical data to estimate forfeiture rates. The expected term of stock options granted is based on the vesting period and the contractual life of the options. The risk-free rate is based on the U.S. Treasury yield in effect at the time of the grant. The assumptions used to calculate fair value for the years ended December 31, 2010, 2009 and 2008 are noted in the following table:

	2010	2009	2008
Expected volatility	61% – 68%	73% – 91%	93% – 104%
Weighted-average volatility	66%	81%	101%
Expected dividends	—	—	—
Expected term (in years)	6.0 – 6.3	5.5 – 6.0	5.5 – 6.0
Risk-free rate	1.7% – 2.4%	1.8% – 2.7%	3.3% – 3.6%

Compensation cost arising from stock-based awards is recognized as expense using the straight-line method over the vesting period. Restricted shares generally vest upon occurrence of a specific event or achievement of goals as defined in the grant agreements. As a result, we record compensation expense related to grants of restricted stock based on management’s estimates of the probable dates of the vesting events.

e.	Inventory: All components of inventory are valued at the lower of cost (first-in, first-out) or market. We adjust inventory to market value when the net realizable value is lower than the carrying cost of the inventory. Market value is determined based on recent sales activity and margins achieved.
f.	Property and Equipment: Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets ranging from 2 to 5 years. Maintenance and repairs are charged to expense as incurred, while renewals and improvements are capitalized.
g.	Intangible Assets: Intangible assets consist primarily of patents and trademarks. Intangible assets are stated at cost, less accumulated amortization. Patent costs are amortized using the straight-line method over the estimated useful lives of the patents of approximately 5 to 15 years. Patent application costs are deferred pending the outcome of patent applications. Costs associated with unsuccessful patent applications and abandoned intellectual property are expensed when determined to have no recoverable value. We evaluate the potential alternative uses of all intangible assets, as well as the recoverability of the carrying values of intangible assets, on a recurring basis.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies  – (continued)

h.	Impairment or Disposal of Long-Lived Assets: Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.
i.	Deferred Revenue: Deferred revenue consists primarily of non-refundable license fees and reimbursement of past research and development expenses which Ethicon Endo-Surgery, Inc. (EES), a Johnson & Johnson company, paid us as consideration for extending our distribution agreement with them. In addition, deferred revenue includes revenues from the sale of extended warranties covering our medical devices over periods of one to five years. We recognize revenue from extended warranty sales on a pro-rata basis over the period covered by the extended warranty.
j.	Revenue Recognition:
(1)	Product Sales: We derive revenues primarily from sales of our medical devices. Our standard shipping terms are FOB shipping point, and title and risk of loss passes to the customer upon delivery to a common carrier. We generally recognize sales revenue when the products are shipped and the earnings process has been completed. However, in cases where product is shipped but the earnings process is not yet completed, revenue is deferred until it has been determined that the earnings process has been completed. Our customers generally have no right to return products purchased in the ordinary course of business.

Sales prices on gamma detection products sold to Devicor are subject to retroactive annual adjustment based on a fixed percentage of the actual sales prices achieved by Devicor on sales to end customers made during each fiscal year, subject to a minimum (i.e., floor) price. To the extent that we can reasonably estimate the end customer prices received by Devicor, we record sales to Devicor based upon these estimates. To the extent that we are not able to reasonably estimate end customer sales prices related to certain products sold to Devicor, we record revenue related to these product sales at the floor price provided for under our distribution agreement with Devicor.

We recognize revenue related to the sales of products to be used for demonstration units when products are shipped. Our distribution agreements do not permit return of purchased demonstration units in the ordinary course of business nor do we have any performance obligations other than normal product warranty obligations. To the extent that the earnings process has not been completed, revenue is deferred.

(2)	Extended Warranty Revenue: We derive revenues from the sale of extended warranties covering our medical devices over periods of one to five years. We recognize revenue from extended warranty sales on a pro-rata basis over the period covered by the extended warranty. Expenses related to the extended warranty are recorded when incurred.
(3)	Service Revenue: We derive revenues from the repair and service of our medical devices that are in use beyond the term of the original warranty and that are not covered by an extended warranty. We recognize revenue from repair and service activities once the activities are complete and the repaired or serviced device has been shipped back to the customer.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies  – (continued)

(4)	License Revenue: In December 2007, Neoprobe and EES executed an amendment to their distribution agreement which extended the agreement through the end of 2013. As consideration for extending the distribution agreement through the end of 2013, EES paid us $500,000 in December 2007, representing a non-refundable license fee and reimbursement of past research and development expenses. We recognized $100,000 of this payment as license revenue during each of the years ended December 31, 2010 and 2009.
k.	Research and Development Costs: All costs related to research and development activities are expensed as incurred.
l.	Income Taxes: Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Current accounting standards include guidance on the accounting for uncertainty in income taxes recognized in the financial statements. Such standards also prescribe a recognition threshold and measurement model for the financial statement recognition of a tax position taken, or expected to be taken, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. For the GDS Business, the ultimate deductibility of all tax positions is highly certain, although there is uncertainty about the timing of such deductibility. As a result, no liability for uncertain tax positions was recorded as of December 31, 2010 or 2009 and we do not expect any significant changes in the next twelve months. Should we need to accrue interest or penalties on uncertain tax positions, we would recognize the interest as interest expense and the penalties as a selling, general and administrative expense. As of December 31, 2010, Neoprobe’s tax years 2007 – 2010 remained subject to examination by federal and state tax authorities.

For purposes of the stand-alone GDS Business financial statements, income tax was calculated at statutory rates as if it was a separate taxpayer. All related balance sheet amounts are included as components of Neoprobe Corporation Net Investment in the GDS Business.

m.	Recent Accounting Developments: In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-6, Improving Disclosures about Fair Value Measurements. ASU 2010-6 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures. ASU 2010-6 requires new disclosures as follows: (1) Transfers in and out of Levels 1 and 2 and (2) Activity in Level 3 fair value measurements. An entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In the reconciliation of fair value measurements using significant unobservable inputs (Level 3), an entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). ASU 2010-6 also clarifies existing disclosures as follows: (1) Level of disaggregation and (2) Disclosures about inputs and valuation techniques. An entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies  – (continued)

that fall in either Level 2 or Level 3. ASU 2010-6 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the separate disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We adopted the initial provisions of ASU 2010-6 beginning January 1, 2010. As the new provisions of ASU 2010-6 provide only disclosure requirements, the adoption of this standard did not impact our consolidated financial position, results of operations or cash flows.

2. Stock-Based Compensation

For the years ended December 31, 2010, 2009 and 2008, our total stock-based compensation expense related to employees of the GDS Business was approximately $77,000, $42,000 and $23,000, respectively. The costs associated with these plans have been included in the corresponding statements of operations of the GDS Business and as a component of Neoprobe Corporation’s net investment in the GDS Business. Upon closing on the sale to Devicor, these costs will no longer be incurred by Neoprobe and any related assets or liabilities associated with the stock compensation plans will remain with Neoprobe.

3. Accounts Receivable, net

Accounts receivable at December 31, 2010 and 2009, net of allowance for doubtful accounts of $1,200 and $1,000, respectively, consist of the following:

	2010	2009
Trade	$1,872,215	$1,321,687
Other	37,938	9,808
	$1,910,153	$1,331,495

We estimate an allowance for doubtful accounts based on a review and assessment of specific accounts receivable and write off accounts when deemed uncollectible. We believe that we have adequately addressed our credit risks in estimating the allowance for doubtful accounts.

4. Inventory, net

The components of net inventory at December 31, 2010 and 2009 are as follows:

	2010	2009
Gamma detection device materials	$302,323	$137,695
Gamma detection device finished goods	524,265	481,002
	$826,588	$618,697

During 2010 and 2009, we wrote off $65,000 and $2,000, respectively, of excess and obsolete gamma detection device materials.

5. Property and Equipment

The major classes of property and equipment are as follows:

	Useful Life	2010	2009
Production machinery and equipment	5 years	$607,619	$613,659
Loaner units	2 years	317,594	294,847
Other machinery and equipment, primarily research equipment	5 years	78,923	72,882
		$1,004,136	$981,388

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

5. Property and Equipment  – (continued)

During 2010, 2009 and 2008, we recorded $113,000, $131,000 and $135,000, respectively, of depreciation and amortization related to property and equipment of the GDS Business. During 2010, 2009 and 2008, we recorded losses of $7,000, $18,000 and $30,000, respectively, on the disposal of property and equipment of the GDS Business.

6. Intangible Assets

The major classes of intangible assets are as follows:

	December 31, 2010			December 31, 2009
	Weighted Average Remaining Life(1)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Patents and trademarks	3.2 yrs	$509,886	$428,613	$486,457	$424,479

(1)	The weighted average remaining life is calculated for issued patents and does not include pending patent applications or trademarks which are not currently being amortized.

During 2010, 2009 and 2008, we recorded $8,000, $1,000 and $22,000, respectively, of intangible asset amortization in general and administrative expenses. During 2009, we wrote off $1,000 of intangible assets related to patents and trademarks that were determined to have no recoverable value.

The estimated future amortization expenses for the next five fiscal years are as follows:

Estimated Amortization Expense
For the year ending 12/31/2011	$1,372
For the year ending 12/31/2012	1,002
For the year ending 12/31/2013	284
For the year ending 12/31/2014	265
For the year ending 12/31/2015	236

7. Accrued Liabilities and Other

Accrued liabilities and other at December 31, 2010 and 2009 consist of the following:

	2010	2009
Contracted services and other	$148,268	$88,463
Compensation	67,065	32,411
Warranty reserve	56,110	61,400
Inventory purchases	—	8,872
	$271,443	$191,146

8. Product Warranty

We warrant our products against defects in design, materials, and workmanship generally for a period of one year from the date of sale to the end customer, except in cases where the product has a limited use as designed. Our accrual for warranty expenses is adjusted periodically to reflect actual experience and is included in accrued liabilities and other on the consolidated balance sheets. Devicor reimburses us for a portion of warranty expense incurred based on end customer sales they make during a given fiscal year. Payments charged against the reserve are disclosed net of Devicor’s estimated reimbursement.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

8. Product Warranty  – (continued)

The activity in the warranty reserve account for the years ended December 31, 2010 and 2009 is as follows:

	2010	2009
Warranty reserve at beginning of year	$61,400	$62,261
Provision for warranty claims and changes in reserve for warranties	53,726	98,894
Payments charged against the reserve	(59,016)	(99,755)
Warranty reserve at end of year	$56,110	$61,400

9. Deferred Revenue

Deferred revenue at December 31, 2010 and 2009 consists of the following:

	2010	2009
Non-refundable license fees	$300,000	$400,000
Extended warranty revenue	1,027,354	694,488
	1,327,354	1,094,488
Less current portion	654,430	560,369
Deferred revenue, long-term portion	$672,924	$534,119

During 2010 and 2009, we recognized license revenue of $100,000 in each year.

10. Income Taxes

The GDS Business tax provision includes federal and state current tax expense and deferred tax expense (benefit). The difference between the effective federal rate of 34% and the effective tax rate for each year is primarily due to state income taxes net of federal benefit. Deferred income taxes are primarily due to basis differences related to inventory and receivable reserves, property and equipment, intangible assets and certain accrued liabilities.

11. Agreements

a.	Supply Agreements: In February 2004, we entered into a product supply agreement with Nortech Systems, Inc. (Nortech, formerly TriVirix International) for the manufacture of certain of our medical device products. The term of this agreement expired in February 2010, but was automatically extended through February 2011, and may continue to be automatically extended for successive one-year periods. Either party has the right to terminate the agreement at any time upon 180 days prior written notice, or may terminate the agreement upon a material breach or repeated non-material breaches by the other. Total purchases under the product supply agreement were $1.7 million, $1.5 million and $1.5 million for the years ended December 31, 2010, 2009 and 2008, respectively. As of December 31, 2010, we have issued purchase orders under the agreement with TriVirix for $1.4 million of our products for delivery through December 2011. In February 2011, the term of this agreement was once again automatically extended through February 2012.
b.	Marketing and Distribution Agreement: During 1999, we entered into a distribution agreement with EES covering our gamma detection devices used in surgical radiation detection. Under the agreement, EES received a non-exclusive worldwide license to our SLNB intellectual property to make and sell other products that may be developed using our SLNB intellectual property. The term of the license is the same as that of the agreement. We manufactured and sold our current line of gamma detection device products exclusively to EES, who distributed the products globally, except in Japan. EES agreed to purchase minimum quantities of our products over the first three years of the term of the agreement and to reimburse us for certain research and development costs and a

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

11. Agreements  – (continued)

portion of our warranty costs. We are obligated to continue certain product maintenance activities and to provide ongoing regulatory support for the products.

In December 2007, Neoprobe and EES executed an amendment to the distribution agreement which extended the agreement through the end of 2013. As consideration for extending the distribution agreement through the end of 2013, EES paid us $500,000 in December 2007, representing a non-refundable license fee and reimbursement of past research and development expenses. We recognized $100,000 of this payment as license revenue during both 2010 and 2009. In July 2010, Devicor acquired EES’ breast biopsy business, including an assignment of the distribution agreement with Neoprobe. The agreement continued under the same terms with Devicor.

Devicor may terminate the agreement if we fail to supply products for specified periods, commit a material breach of the agreement, suffer a change of control to a competitor of Devicor, or become insolvent. If termination were due to failure to supply or a material breach by us, Devicor would have the right to use our intellectual property and regulatory information to manufacture and sell the products exclusively on a global basis for the remaining term of the agreement with no additional financial obligation to us. If termination is due to insolvency or a change of control that does not affect supply of the products, Devicor has the right to continue to sell the products on an exclusive global basis for a period of six months or require us to repurchase any unsold products in its inventory.

If we terminate the agreement as a result of a material breach by Devicor, they would be required to pay us a royalty on all products developed and sold by Devicor using our SLNB intellectual property. In addition, we are entitled to a royalty on any SLNB product commercialized by Devicor that does not infringe any of our existing intellectual property. The agreement with Devicor will terminate upon closing of the sale of the GDS Business.

c.	Employment Agreements: We maintain employment agreements with two of our officers related to the GDS Business. The employment agreements contain termination and/or change in control provisions that would entitle each of the officers to approximately 2 times their current annual salaries, vest outstanding restricted stock and options to purchase common stock, and continue certain benefits if there is a termination without cause or change in control of the Company (as defined) and their employment terminates. As of December 31, 2010, our maximum contingent liability under these agreements in such an event is approximately $597,000. The employment agreements also provide for severance, disability and death benefits. These employment agreements will terminate upon closing of the sale of the GDS Business, and a total of 125,000 shares of restricted stock will vest at that time.

12. Employee Benefit Plan

We maintain an employee benefit plan under Section 401(k) of the Internal Revenue Code. The plan allows employees to make contributions and we may, but are not obligated to, match a portion of the employee’s contribution with our common stock, up to a defined maximum. We accrued expenses of $10,000 and $13,000 during 2010 and 2009, respectively, related to common stock to be contributed to the plan for the benefit of employees of the GDS Business in 2011 and 2010, respectively.

13. Supplemental Disclosure for Statements of Cash Flows

During the years ended December 31, 2010, 2009 and 2008, we transferred $79,000, $43,000 and $182,000, respectively, of inventory to fixed assets related to the creation and maintenance of a pool of service loaner equipment.

NEOPROBE CORPORATION AND SUBSIDIARIES
GDS BUSINESS

NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

14. Contingencies

We are subject to legal proceedings and claims that arise in the ordinary course of business. In our opinion, the amount of ultimate liability, if any, with respect to these actions will not materially affect our financial position.

15. Neoprobe Corporation Net Investment in the GDS Business

Net investment at December 31, 2007	$756,588
Net income	2,311,052
Payment to parent company	(2,118,583)
Other non-cash adjustments	80,314
Net investment at December 31, 2008	1,029,371
Net income	3,153,467
Payment to parent company	(3,509,192)
Other non-cash adjustments	19,842
Net investment at December 31, 2009	693,488
Net income	3,618,391
Payment to parent company	(3,175,330)
Other non-cash adjustments	72,174
Net investment at December 31, 2010	$1,208,723

NEOPROBE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations are derived from the historical consolidated financial statements of Neoprobe and give effect to the sale of the GDS Business to Devicor, the receipt of the net proceeds from the Asset Sale and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

Pro forma financial information is intended to provide investors with information about the continuing impact of a transaction by showing how a specific transaction might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical information give effect to events that are directly attributable to the Asset Sale, factually supportable, and expected to have a continuing impact.

The unaudited pro forma consolidated financial statements consist of:

•	Unaudited Pro Forma Consolidated Balance Sheet — as of March 31, 2011
•	Unaudited Pro Forma Consolidated Statements of Operations — three months ended March 31, 2011 and 2010
•	Unaudited Pro Forma Consolidated Statements of Operations — years ended December 31, 2010, 2009 and 2008

The unaudited pro forma consolidated financial statements have been prepared giving effect to the Asset Sale as if it had occurred as of March 31, 2011 for the unaudited pro forma consolidated balance sheet and as of January 1, 2008 for the unaudited pro forma consolidated statements of operations.

These unaudited pro forma consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements and the notes thereto included in Neoprobe’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the three months ended March 31, 2011, as filed with the SEC, which are incorporated herein by reference, and with the unaudited annual financial statements of the GDS Business for the years ended December 31, 2010, 2009 and 2008 included herein.

The unaudited pro forma consolidated financial statements are prepared in accordance with Article 11 of Regulation S-X. The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this proxy statement.

We did not account for the GDS Business as, and it was not operated as, a separate, stand-alone entity, subsidiary or division of Neoprobe for the periods presented. The unaudited pro forma consolidated financial statements do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the Asset Sale occurred on the dates indicated. In addition, the unaudited pro forma consolidated financial statements should not be considered to be fully indicative of our future financial performance.

NEOPROBE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

		Pro Forma Adjustments			March 31, 2011 Pro Forma
	March 31, 2011 Actual
	Neoprobe	GDS Business	Asset Sale
ASSETS
Current assets:
Cash	$9,704,428	$—	$27,300,000	(a)	$37,004,428
Accounts receivable, net	1,824,173	1,586,897	—		237,276
Inventory, net	1,492,587	648,052	—		844,535
Prepaid expenses and other	212,039	45,928	—		166,111
Total current assets	13,233,227	2,280,877			38,252,350
Property and equipment	2,448,124	1,029,784	—		1,418,340
Less accumulated depreciation and amortization	1,909,607	910,977	—		998,630
	538,517	118,807			419,710
Patents and trademarks	544,599	502,014	—		42,585
Less accumulated amortization	450,240	429,069	—		21,171
	94,359	75,945			21,414
Other assets	7,421	—	—		7,421
Total assets	$13,873,524	$2,475,629			$38,700,895
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$859,135	$183,742	$—		$675,393
Accrued liabilities and other	2,832,182	119,933	—		2,712,249
Notes payable to finance companies	35,974	—	—		35,974
Deferred revenue, current portion	702,388	702,388	—		—
Total current liabilities	4,429,679	1,006,063			3,423,616
Deferred revenue	783,181	783,181	—		—
Derivative liabilities	145,679	—	—		145,679
Other liabilities	29,025	—	—		29,025
Total liabilities	5,387,564	1,789,244			3,598,320
Stockholders’ equity:
Preferred stock	11		—		11
Common stock	89,138		—		89,138
Additional paid-in capital	263,714,239		—		263,714,239
Accumulated deficit	(255,317,428)		26,616,615	(b)	(228,700,813)
Total stockholders’ equity	8,485,960				35,102,575
Total liabilities and stockholders’ equity	$13,873,524				$38,700,895

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments			Three Months Ended March 31, 2011 Pro Forma
	Three Months Ended March 31, 2011 Actual
	Neoprobe	GDS Business	Asset Sale
Revenues:
Net sales	$2,478,274	$2,478,274	$—		$—
License and other revenue	360,962	25,000	—		335,962
Total revenues	2,839,236	2,503,274	—		335,962
Cost of goods sold	755,987	755,987	—		—
Gross profit	2,083,249	1,747,287	—		335,962
Operating expenses:
Research and development	2,589,552	194,138	—		2,395,414
Selling, general and administrative	2,970,262	112,907	—		2,857,355
Total operating expenses	5,559,814	307,045	—		5,252,769
(Loss) income from operations	(3,476,565)	1,440,242	—		(4,916,807)
Other expense, net	(952,590)	—	—		(952,590)
(Loss) income from continuing operations before income tax	(4,429,155)	1,440,242	—		(5,869,397)
Provision for income tax	—	576,097	576,097	(c)	—
Net (loss) income from continuing operations	(4,429,155)	864,145	567,097		(5,869,397)
Preferred stock dividends	(25,000)	—	—		(25,000)
Net (loss) income from continuing operations attributable to common stockholders	$(4,454,155)	$864,145	$567,097		$(5,894,397)
Loss per share from continuing operations:
Basic and diluted	$(0.05)				$(0.07)
Weighted average shares outstanding:
Basic and diluted	85,416,015				85,416,015

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments			Three Months Ended March 31, 2010 Pro Forma
	Three Months Ended March 31, 2010 Actual
	Neoprobe	GDS Business	Asset Sale
Revenues:
Net sales	$2,657,872	$2,657,872	$—		$—
License and other revenue	25,000	25,000	—		—
Total revenues	2,682,872	2,682,872	—		—
Cost of goods sold	888,867	888,867	—		—
Gross profit	1,794,005	1,794,005	—		—
Operating expenses:
Research and development	2,401,672	133,410	—		2,268,262
Selling, general and administrative	1,128,202	118,772	—		1,009,430
Total operating expenses	3,529,874	252,182	—		3,277,692
(Loss) income from operations	(1,735,869)	1,541,823	—		(3,277,692)
Other expense, net	(712,372)	—	—		(712,372)
(Loss) income from continuing operations before income tax	(2,448,241)	1,541,823	—		(3,990,064)
Provision for income tax	—	616,729	616,729	(c)	—
Net (loss) income from continuing operations	(2,448,241)	925,094	616,729		(3,990,064)
Preferred stock dividends	(60,000)	—	—		(60,000)
Net (loss) income from continuing operations attributable to common stockholders	$(2,508,241)	$925,094	$616,729		$(4,050,064)
Loss per share from continuing operations:
Basic and diluted	$(0.03)				$(0.05)
Weighted average shares outstanding:
Basic and diluted	79,571,399				79,571,399

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments			Year Ended December 31, 2010 Pro Forma
	Year Ended December 31, 2010 Actual
	Neoprobe	GDS Business	Asset Sale
Revenues:
Net sales	$9,983,174	$9,983,174	$—		$—
License and other revenue	717,392	100,000	—		617,392
Total revenues	10,700,566	10,083,174	—		617,392
Cost of goods sold	3,206,709	3,206,709	—		—
Gross profit	7,493,857	6,876,465	—		617,392
Operating expenses:
Research and development	9,221,421	417,999	—		8,803,422
Selling, general and administrative	4,583,503	427,815	—		4,155,688
Total operating expenses	13,804,924	845,814	—		12,959,110
(Loss) income from operations	(6,311,067)	6,030,651	—		(12,341,718)
Other expense, net	(43,567,204)	—	—		(43,567,204)
(Loss) income from continuing operations before income tax	(49,878,271)	6,030,651	—		(55,908,922)
Provision for income tax	—	2,412,260	2,412,260	(c)	—
Net (loss) income from continuing operations	(49,878,271)	3,618,391	2,102,312		(55,908,922)
Preferred stock dividends	(8,206,745)	—	—		(8,206,745)
Net (loss) income from continuing operations attributable to common stockholders	$(58,085,016)	$3,618,391	$2,102,312		$(64,115,667)
Loss per share from continuing operations:
Basic and diluted	$(0.72)				$(0.79)
Weighted average shares outstanding:
Basic and diluted	80,726,498				80,726,498

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments			Year Ended December 31, 2009 Pro Forma
	Year Ended December 31, 2009 Actual
	Neoprobe	GDS Business	Asset Sale
Revenues:
Net sales	$9,418,032	$9,418,032	$—		$—
License and other revenue	100,000	100,000	—		—
Total revenues	9,518,032	9,518,032	—		—
Cost of goods sold	3,134,740	3,134,740	—		—
Gross profit	6,383,292	6,383,292	—		—
Operating expenses:
Research and development	4,967,861	736,064	—		4,231,797
Selling, general and administrative	3,240,337	391,449	—		2,848,888
Total operating expenses	8,208,198	1,127,513	—		7,080,685
(Loss) income from operations	(1,824,906)	5,255,779	—		(7,080,685)
Other expense, net	(35,890,586)	—	—		(35,890,586)
(Loss) income from continuing operations before income tax	(37,715,492)	5,255,779	—		(42,971,271)
Provision for income tax	—	2,102,312	2,102,312	(c)	—
Net (loss) income from continuing operations	(37,715,492)	3,153,467	2,102,312		(42,971,271)
Preferred stock dividends	(240,000)	—	—		(240,000)
Net (loss) income from continuing operations attributable to common stockholders	$(37,955,492)	$3,153,467	2,102,312		$(43,211,271)
Loss per share from continuing operations:
Basic and diluted	$(0.51)				$(0.59)
Weighted average shares outstanding:
Basic and diluted	73,771,871				73,771,871

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

		Pro Forma Adjustments			Year Ended December 31, 2008 Pro Forma
	Year Ended December 31, 2008 Actual
	Neoprobe	GDS Business	Asset Sale
Revenues:
Net sales	$7,417,751	$7,417,751	$—		$—
License and other revenue	171,750	171,750	—		—
Total revenues	7,589,501	7,589,501	—		—
Cost of goods sold	2,845,498	2,845,498	—		—
Gross profit	4,744,003	4,744,003	—		—
Operating expenses:
Research and development	4,286,474	648,515	—		3,637,959
Selling, general and administrative	2,965,342	243,734	—		2,721,608
Total operating expenses	7,251,816	892,249	—		6,359,567
(Loss) income from operations	(2,507,813)	3,851,754	—		(6,359,567)
Other expense, net	(2,124,090)	—	—		(2,124,090)
(Loss) income from continuing operations before taxes	(4,631,903)	3,851,754	—		(8,483,657)
Provision for income tax	—	1,540,702	1,540,702	(c)	—
Net (loss) income from continuing operations	$(4,631,903)	$2,311,052	$1,540,702		$(8,483,657)
Loss per share from continuing operations:
Basic and diluted	$(0.07)				$(0.12)
Weighted average shares outstanding:
Basic and diluted	68,594,172				68,594,172

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NEOPROBE CORPORATION AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

1. Basis of Presentation

Pro forma information is intended to reflect the impact of the Asset Sale on Neoprobe’s historical financial position and results of operations through adjustments that are directly attributable to the Asset Sale, that are factually supportable and that are expected to have continuing impact. In order to accomplish this, we have eliminated the unaudited financial statements of the GDS Business of Neoprobe as presented earlier in this proxy statement from the Neoprobe Corporation historical financial statements. This pro forma information attempts to represent the financial position and results of operations of Neoprobe’s Remaining Businesses. However, we did not account for the GDS Business as, and it was not operated as, a separate, stand-alone entity, subsidiary or division of Neoprobe for the periods presented. The unaudited pro forma consolidated financial statements do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the Asset Sale occurred on the dates indicated. In addition, the unaudited pro forma consolidated financial statements should not be considered to be fully indicative of our future financial performance.

These unaudited pro forma consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of operations.

In the preparation of the pro forma consolidated balance sheet, the assumption was made that the assets were sold and liabilities were assumed by Devicor pursuant to the Asset Purchase Agreement on March 31, 2011. In the preparation of the pro forma consolidated statements of operations, the assumption was made that the Asset Sale took place on January 1, 2008.

2. Pro Forma Adjustments

The pro forma adjustments to the balance sheet and statements of operations include:

(a)	This amount reflects estimated net cash proceeds to be received related to the sale of the GDS Business to Devicor. The sale price is $30.0 million, and we expect to incur approximately $2.7 million in costs and expenses related to the transaction. Of the $2.7 million in costs and expenses, $2.6 million is payable for financial advisory services and $140,000 is payable for legal and other costs. The cash proceeds amount does not include any of the $20.0 million in potential future royalties, nor does it include any adjustment for net working capital at closing. Pursuant to the Asset Purchase Agreement, if the net working capital balance at the time of closing exceeds the target amount of net working capital as set forth in the Asset Purchase Agreement, then the purchase price will be adjusted upward in an amount equal to the excess, and if the net working capital balance at the time of closing is less than the target amount, then the purchase price will be adjusted downward in an amount equal to the deficiency.
(b)	This amount represents the excess of the net cash proceeds of the sale over the net book value of the assets and liabilities being sold to Devicor. The Asset Sale is expected to be subject to some amount of Federal, state and local income tax. However, this pro forma adjustment assumes that no income taxes are payable on the Asset Sale as the majority of the gain is expected to be offset by net operating loss carryforwards.
(c)	This amount represents the offset of the estimated GDS Business stand-alone tax provision which would have been payable if the GDS Business were a stand-alone company.

NEOPROBE CORPORATION AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

2. Pro Forma Adjustments  – (continued)

The pro forma adjustments to the statements of operations do not include the following revenues and expenses:

•	Royalty payments that Neoprobe would be entitled to receive upon the achievement of GDS product sales revenues through 2017 in excess of baseline sales levels as outlined in the Asset Purchase Agreement.
•	Expenses related to (a) the termination of the Business Employees, including the payout of accrued but unused paid time off of $38,000 and the vesting of unvested stock options and restricted stock of $153,000 upon the closing of the Asset Sale and (b) the Asset Sale of $2.7 million, as such expenses would not be recurring.

PROPOSAL NO. 1 — THE ASSET SALE AND THE ASSET PURCHASE AGREEMENT

As discussed in this proxy statement, Neoprobe and its Board of Directors is asking the Neoprobe stockholders to approve the Asset Sale pursuant to the terms of the Asset Purchase Agreement. You should read carefully this proxy statement in its entirety for more detailed information concerning the Asset Purchase Agreement, which is attached as Appendix A to this proxy statement. Please see the section entitled “The Asset Sale” and the “Asset Purchase Agreement” for additional information and a summary of the material terms of the Asset Purchase Agreement. You are urged to read carefully the entire Asset Purchase Agreement included as Appendix A before voting on this proposal. Approval of this proposal is a condition to the completion of the Asset Sale.

The Board of Directors recommends unanimously that stockholders vote “FOR” the proposal to approve the Asset Sale pursuant to the terms of the Asset Purchase Agreement.

PROPOSAL NO. 2 — ELECTION OF DIRECTORS

Nominees for Election as Directors

We presently have nine directors on our Board of Directors, comprised of three directors in each class, with terms expiring at the Annual Meetings in 2011, 2012 and 2013. At the Annual Meeting, the nominees to the Board of Directors receiving the highest number of votes will be elected as directors to terms of three years expiring in 2014.

Our Board of Directors has nominated Drs. Mark Pykett, Peter F. Drake, and Jess Emery Jones for election as directors, each to serve for a term of three years. Drs. Drake and Jones currently serve on the Board of Directors with terms expiring at the Company’s 2012 annual meeting of stockholders. If Drs. Drake and Jones are elected to the Board and seated as directors in the class with terms expiring in 2014, they would then be deemed to have resigned their positions as directors in the class of directors with terms expiring in 2012. In the event that Drs. Drake and Jones are not elected at the Annual Meeting, they would automatically and without further action immediately be deemed to have resigned their positions as directors with terms expiring in 2012. These nomination procedures are pursuant to a settlement agreement, dated April 18, 2011, between the Company and Platinum Montaur Life Sciences, LLC, and its affiliate Platinum Partners Value Arbitrage Fund L.P., which was filed as Exhibit 10.1 to the Company’s current report on Form 8-K on April 18, 2011.

Only “For” or “Withhold Authority” votes are counted in determining whether a plurality has been cast in favor of a director nominee. You cannot abstain in the election of directors, and broker non-votes are not counted. We have no reason to believe that any nominee will not stand for election or serve as a director. In the event that a nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy. See the section entitled “The Annual Meeting — Tabulation.”

The Board of Directors has nominated the following persons to serve as directors of the Company until the 2014 Annual Meeting:

Mark J. Pykett, Ph.D., age 47, is being nominated to serve as a director of our Company until 2014. Dr. Pykett served as Executive Vice President and Chief Development Officer of the Company from November 2010 until April 2011. Effective April 15, 2011, Dr. Pykett was appointed as the Company’s President and Chief Executive Officer. Prior to joining the Company, Dr. Pykett served as Founding CEO of Talaris Advisors LLC, a strategic drug-development company serving the biotech industry, from 2009 to November 2010. Prior to Talaris, Dr. Pykett was President and Chief Operating Officer of Alseres Pharmaceuticals, Inc. (formerly Boston Life Sciences, Inc.), President and a Director of CyGenics, President of Cordlife, and President and Chief Executive Officer and a director of Cytomatrix. Dr. Pykett has also served as a director of ADVENTRX Pharmaceuticals since 2004 and currently serves on the boards of directors of several private and not-for-profit organizations. Dr. Pykett also was an adjunct lecturer in cancer biology at Harvard University’s School of Public Health and served on Northeastern University’s Center for Enterprise Growth Corporate Advisory Board. Dr. Pykett graduated Phi Beta Kappa, summa cum laude from Amherst College, earned a veterinary degree, Phi Zeta, summa cum laude, and a Ph.D. in molecular biology from the University of Pennsylvania and holds an M.B.A., Beta Gamma Sigma, from Northeastern University. In addition, Dr. Pykett completed post-doctoral fellowships at the University of Pennsylvania and Harvard University. Dr. Pykett’s education and business management experience in the pharmaceutical industry, including as a chief executive officer, qualify him to serve as a member of the Board of Directors.

Peter F. Drake, Ph.D., age 57, has served as a director of our Company since April 2011. Dr. Drake is being nominated to serve as a director of our Company until 2014. Dr. Drake is the founder and general partner of Longevity Growth Partners, a private equity firm focusing on the nutraceutical industry. Dr. Drake began his career as a biotechnology analyst at Kidder, Peabody and Co. where he was a partner and head of the Healthcare Research Group. In 1988, Dr. Drake co-founded Vector Securities International, an investment banking firm specializing in the life sciences industry, where he was executive vice president and director of research. In 1993, Dr. Drake co-founded Vector Fund Management, a life sciences venture fund, and Deerfield Management, a healthcare hedge fund. In 1999, Vector Securities International was purchased by Prudential Securities, where he was a Managing Director and Head of Healthcare Research. Dr. Drake has served on the board of directors of Penwest Pharmaceuticals, a publicly traded specialty pharmaceutical company, which was purchased in 2010. He currently is a board member of Trustmark Insurance, a mutual insurance company; of Rodman and Renshaw, a publicly traded investment banking firm; and Cortex Pharmaceuticals, a public neuroscience company. Dr. Drake received his undergraduate degree from Bowdoin College, and his Ph.D. in neurobiology and biochemistry from Bryn Mawr College. Dr. Drake’s education and business management experience in investment banking and biotechnology and healthcare research qualify him to continue serving as a member of the Board of Directors.

Jess Emery Jones, M.D., age 32, has served as a director of our Company since April 2011. Dr. Jones is being nominated to serve as a director of our Company until 2014. Dr. Jones currently serves as a business development and strategic financing consultant to Cornova, Inc. In addition to Cornova, Dr. Jones serves as a director on the boards of New Cardio, Inc. (OTCBB: NWCI) and Novaray, Inc. From October 2006 to January 2011, Dr. Jones worked with Vision Capital Advisors, LLC in New York City as the Director of Healthcare Investing, analyzing investment opportunities in the biotech, pharmaceutical, medical technology, and medical services fields, and assisted companies in the implementation of their business plans. From 2001 to 2007, Dr. Jones attended Columbia College of Physicians & Surgeons in New York City, where he received his medical degree in May 2007. In 2005, while attending Columbia Medical School in New York City, Dr. Jones was awarded an American Heart Association — Medical Student Research Fellowship to study post-stroke inflammatory mediators in the Department of Neurosurgery. Additionally, Dr. Jones earned a B.A. degree from the University of Utah in 2001 and an M.B.A. from Columbia Business School in May 2007. Dr. Jones’ education and business management experience in business strategy and operations and his medical training qualify him to continue serving as a member of the Board of Directors.

The Board of Directors unanimously recommends a vote FOR each of the director nominees named above.

Directors whose terms continue until the 2013 Annual Meeting:

David C. Bupp, age 62, has served as a director of our Company since August 1992. Mr. Bupp served as President from August 1992 until April 2011 and as Chief Executive Officer from February 1998 until April 2011. From August 1992 to May 1993, Mr. Bupp served as our Treasurer. In addition to the foregoing positions, from December 1991 to August 1992, he was Acting President, Executive Vice President, Chief Operating Officer and Treasurer, and from December 1989 to December 1991, he was Vice President, Finance and Chief Financial Officer. From 1982 to December 1989, Mr. Bupp was Senior Vice President, Regional Manager for AmeriTrust Company National Association, a nationally chartered bank holding company, where he was in charge of commercial and retail banking operations throughout Central Ohio. Mr. Bupp has a B.A. degree in Economics from Ohio Wesleyan University. Mr. Bupp also completed a course of study at Stonier Graduate School of Banking at Rutgers University. Mr. Bupp’s education and business management experience, including his institutional knowledge and experience with the Company qualify him to continue serving as a member of the Board of Directors.

Brendan A. Ford, age 53, has served as a director of our Company since July 2010. Mr. Ford is a partner in Talisman Capital Partners, a private investment partnership focusing on middle-market companies. From 1991 through 2007, Mr. Ford served in various executive positions including Executive Vice President, Business Development and Corporate Strategy with Cardinal Health, Inc., primarily in capacities related to mergers, acquisitions and related strategic activities, and was involved in over $19 billion in acquisition and disposition transactions for Cardinal Health. Prior to his service with Cardinal Health, Mr. Ford practiced law with Baker and Hostetler from 1986 to 1991. From 1980 to 1983, Mr. Ford was employed by Touche Ross LLP as a certified public accountant. Mr. Ford has a B.S. in Business from Miami University, and a J.D. from The Ohio State University. Mr. Ford serves as a director and board committee member for several privately held companies. Mr. Ford’s education and business management experience in the areas of development and strategy and his legal training qualify him to continue serving as a member of the Board of Directors.

Eric K. Rowinsky, M.D., age 54, has served as a director of our Company since July 2010. From 2005 to December 2009, he served as the Chief Medical Officer and Executive Vice President of Clinical Development and Regulatory Affairs of ImClone Systems Incorporated, a life sciences company. Prior to that, Dr. Rowinsky held several positions at the Cancer Therapy & Research Center’s Institute of Drug Development, including Director of the Institute, Director of Clinical Research and SBC Endowed Chair for

Early Drug Development, and concurrently served as Clinical Professor of Medicine in the Division of Medical Oncology at the University of Texas Health Science Center at San Antonio. Dr. Rowinsky was an Associate Professor of Oncology at the Johns Hopkins University School of Medicine and on active staff at the Johns Hopkins School of Medicine from 1987 to 1996. Dr. Rowinsky is a member of the boards of directors of Biogen Idec, Inc. and of ADVENTRX Pharmaceuticals, Inc., publicly held life sciences companies. During the past five years, Dr. Rowinsky has also served as a director of Tapestry Pharmaceuticals, Inc., a life sciences company. Dr. Rowinsky has extensive research and drug development experience, oncology expertise and broad scientific and medical knowledge. Dr. Rowinsky’s education and medical training, including his experience and expertise with respect to drug development and oncology, qualify him to continue serving as a member of the Board of Directors.

Director whose term continues until the 2012 Annual Meeting:

Gordon A. Troup, age 57, has served as a director of our Company since July 2008. Mr. Troup served as President of the Nuclear Pharmacy Services business at Cardinal Health, Inc. (Cardinal Health), a multinational medical products and services company, from January 2003 until his retirement in December 2007. Mr. Troup joined Cardinal Health in 1990 and was appointed Group President of Pharmaceutical Distribution and Specialty Distribution Services in 1999. Prior to joining Cardinal Health, Mr. Troup was employed for 10 years by American Hospital Supply Corporation and 3 years by Zellerbach Paper, a Mead Company. Mr. Troup has a B.S. degree in Business Management from San Diego State University. Mr. Troup is a member of several national healthcare trade organizations and is active in a number of not-for-profit organizations. Mr. Troup’s education and business management experience in the pharmaceutical industry qualify him to continue serving as a member of the Board of Directors.

Directors whose service on the Board of Directors will end as of the 2011 Annual Meeting:

Carl J. Aschinger, Jr., age 72, has served as a director of our Company since June 2004 and as Chairman of the Board since July 2007. Mr. Aschinger is the Chairman of CSC Worldwide (formerly Columbus Show Case Co.), a privately-held company that manufactures showcases for the retail industry. Mr. Aschinger also serves on the Board of Directors and as Chairman of the Audit Committee of Pinnacle Data Systems, a publicly-traded company that provides software and hardware solutions to original equipment manufacturers. Mr. Aschinger is a former director of Liqui-Box Corporation and Huntington National Bank as well as other privately-held ventures and has served on boards or advisory committees of several not-for-profit organizations.

Owen E. Johnson, M.D., age 71, has served as a director of our Company since July 2007. Prior to his retirement in December 2006, Dr. Johnson served as Vice President and Senior Medical Director of UnitedHealthcare of Ohio, Inc. (UHC), a subsidiary of UnitedHealth Group, where he was involved in a number of roles and activities including new technology assessment and reimbursement establishment. During 2007, Dr. Johnson rejoined UnitedHealth Networks, a subsidiary of UnitedHealth Group, as Medical Director for their cardiac line of service. Dr. Johnson has also served on the board of directors and on numerous Committees of UHC as well as other related organizations. Prior to joining UHC, Dr. Johnson held several hospital appointments with Riverside Methodist Hospital in Columbus, Ohio. Dr. Johnson has also been active in numerous professional, fraternal and community organizations in the Columbus, Ohio area.

Fred B. Miller, age 72, has served as a director of our Company since January 2002. Mr. Miller serves as Chairman of the Audit Committee. Mr. Miller is the President and Chief Operating Officer of Seicon, Limited, a privately held company that specializes in developing, applying and licensing technology to reduce seismic and mechanically induced vibration. Mr. Miller also serves on the board of one other privately-held company. Until his retirement in 1995, Mr. Miller had been with Price Waterhouse LLP since 1962. Mr. Miller is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants (AICPA), a past member of the Council of the AICPA and a member and past president of the Ohio Society of Certified Public Accountants. He also has served on the boards or advisory committees of several universities and not-for-profit organizations. Mr. Miller has a B.S. degree in Accounting from The Ohio State University.

PROPOSAL NO. 3 — THE THIRD AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN

The proposed amendment to our Amended and Restated 2002 Stock Incentive Plan would increase the number of shares of our Common Stock subject to the plan from 7,000,000 to 10,000,000 shares and extend the term of the plan from March 7, 2012, to March 7, 2015. Our Board of Directors unanimously approved this amendment on December 20, 2010. This summary of the principal features of the Third Amended and Restated 2002 Stock Incentive Plan (the “2002 Plan”) is qualified in its entirety by the full text of the 2002 Plan, which we have attached to this proxy statement as Appendix C and which we incorporate herein by reference.

Purpose

The 2002 Plan is intended to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of (a) certain employees of the Company and its affiliates (“Employees”), (b) consultants who provide significant services to the Company and its affiliates (“Consultants”), and (c) directors of the Company who are employees of neither the Company nor any affiliate (“Non-employee Directors”).

General

The 2002 Plan permits the granting of stock options, stock appreciation rights, restricted stock awards, performance units and performance shares (collectively, “Awards”) to eligible participants. If our stockholders approve the amendment to the 2002 Plan at the annual meeting, the maximum number of shares of our Common Stock which will be issued pursuant to the 2002 Plan will be 10,000,000 shares. The market value of the 10,000,000 shares of our Common Stock to be subject to the 2002 Plan was approximately $54.8 million based on the closing price of our stock on May 31, 2011. If an Award expires or is canceled without having been fully exercised or vested, the unvested or canceled shares will be available again for grants of Awards.

Administration of the 2002 Plan

The 2002 Plan is administered by the Compensation, Nominating and Governance Committee (the “Committee”). The members of the Committee must qualify as “non-employee directors” under Rule 16b-3 under the Securities Exchange Act of 1934 (“Rule 16b-3”), and as “outside directors” under section 162(m) of the Internal Revenue Code (the “Code”). Subject to the terms of the 2002 Plan, the Committee has the sole discretion to determine the employees and consultants who shall be granted Awards, the terms and conditions of such Awards, and to construe and interpret the 2002 Plan. The Committee also is responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the 2002 Plan’s qualification under Section 162(m) of the Code or Rule 16b-3. The Board of Directors may amend or terminate the 2002 Plan at any time and for any reason, but to the extent required under Rule 16b-3, material amendments to the 2002 Plan must be approved by stockholders.

Eligibility to Receive Awards

Management, employees and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Company) are eligible to be selected to receive one or more Awards. The estimated number of eligible participants is approximately 50 persons. The actual number of employees and consultants who will receive Awards under the 2002 Plan cannot be determined because eligibility for participation in the Plan is at the discretion of the Committee. No participant may receive Awards covering more than 500,000 shares under the 2002 Plan in any Performance Period. The 2002 Plan also permits Non-employee Directors to elect to receive all or part of their annual retainer in shares of the Company’s Common Stock. Non-employee Directors are not eligible for any of the other Awards available under the 2002 Plan.

Awards to Covered Officers

For each performance period, the Committee will designate, prior to the completion of 25% of the period (or such earlier or later date as is permitted or required by Section 162(m) of the Code), which executive officers are deemed to be “Covered Officers,” the deductibility of whose compensation may be limited by Section 162(m) of the Code. All Awards to Covered Officers must be made in a manner that allows for the full deductibility of the Award by the Company. In general, options granted at fair market value will qualify. All other Awards must be contingent on the achievement of one or more “performance goals,” based on the business criteria of the type defined in the 2002 Plan, in amounts determined by the Committee prior to the completion of 25% of the performance period (or such earlier or later date as is permitted or required by Section 162(m) of the Code). Extraordinary events, as defined in the 2002 Plan will either be excluded or included in determining whether performance goals are achieved, whichever will produce the higher Award. The Committee does, however, have the discretion to reduce or eliminate the amount of any Award, taking into consideration extraordinary events or other factors. In no event can an Award under the 2002 Plan to a Covered Officer be increased. Awards may be paid to Covered Officers only after the Committee has certified in writing that the performance goals have been achieved.

Options

The Committee may grant incentive stock options, which entitle the holder to favorable tax treatment, and/or nonqualified stock options. The number of shares covered by each option is determined by the Committee. The price of the shares of the Company’s Common Stock subject to each option is set by the Committee but cannot be less than 25% of the fair market value of the shares on the date of grant. In addition, the exercise price of an incentive stock option must be at least 100% of fair market value on the grant date or 110% of fair market value if the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

The exercise price of each option must be paid in full at the time of exercise. The Committee also may permit payment through the tender of shares of the Company’s Common Stock already owned by the participant, or by any other means which the Committee determines to be consistent with the 2002 Plan’s purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise. If the exercise price of an option is paid in shares, the Committee may provide that the participant will receive a new option covering a number of shares equal to the number of shares tendered to exercise the previously granted option, including shares used for tax withholding. The terms and conditions of the new option generally will be similar to the terms and conditions applicable to the exercised option, except that the new option will have an exercise price determined on the date of its grant.

Options become exercisable and terminate at the times and on the terms established by the Committee, but options generally may not expire later than 10 years after the date of grant.

Third Amended and Restated 2002 Stock Incentive Plan Option Table

Set forth below is a summary of the option awards made under the 2002 Plan since its inception through June 30, 2011, to the following named executives:

Name and Position	Number of Options
Anthony K. Blair Vice President, Manufacturing Operations	380,000
David C. Bupp Former President and Chief Executive Officer	1,170,000
Frederick O. Cope, Ph.D. Senior Vice President, Pharmaceutical Research and Clinical Development	245,000
Brent L. Larson Senior Vice President and Chief Financial Officer	525,000
Mark J. Pykett, V.M.D., Ph.D. President and Chief Executive Officer	200,000

Since the adoption of the 2002 Plan:

•	all current executive officers, as a group, have been granted options under the 2002 Plan covering 2,150,000 shares of Common Stock (net of awards cancelled);
•	all current directors who are not executive officers, as a group, have been granted options under the 2002 Plan covering 1,610,000 shares of Common Stock (net of awards cancelled);
•	The nominees for election as directors, Drs. Pykett, Drake, and Jones have been granted options under the 2002 Plan covering 200,000, 0 and 0 shares of Common Stock (net of awards cancelled), respectively; and,
•	All current employees, excluding executive officers, as a group, have been granted options under the 2002 Plan covering 764,500 shares of Common Stock (net of awards cancelled).

Stock Appreciation Rights

Stock appreciation rights (“SARs”) may be granted as a separate Award or together with an option. Upon exercise of a SAR, the participant will receive a payment from the Company equal to: (1) the excess of the fair market value of a share on the date of exercise over the exercise price, times (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash, shares of the Company’s Common Stock, or a combination of both, as determined by the Committee. The number of shares covered by each SAR is determined by the Committee. The Committee also determines the other terms and conditions of each SAR. SARs expire at the times established by the Committee, but subject to the same maximum time limits as are applicable to employee options granted under the 2002 Plan.

Restricted Stock Awards

Restricted stock awards are shares of the Company’s Common Stock which vest in accordance with terms established by the Committee in its discretion. For example, the Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities.

Third Amended and Restated 2002 Stock Incentive Plan Restricted Stock Table

Set forth below is a summary of the restricted stock awards made under the 2002 Plan since its inception through June 30, 2011, to the following named executives:

Name and Position	Number of Shares
Anthony K. Blair Vice President, Manufacturing Operations	100,000
David C. Bupp Former President and Chief Executive Officer	1,300,000
Frederick O. Cope, Ph.D. Senior Vice President, Pharmaceutical Research and Clinical Development	175,000
Brent L. Larson Senior Vice President and Chief Financial Officer	125,000
Mark J. Pykett President and Chief Executive Officer	300,000

Since the adoption of the 2002 Plan:

•	all current executive officers, as a group, have been granted restricted shares under the 2002 Plan covering 770,000 shares of Common Stock (net of awards cancelled);
•	all current directors who are not executive officers, as a group, have been granted restricted shares under the 2002 Plan covering 1,582,000 shares of Common Stock (net of awards cancelled);
•	The nominees for election as directors, Drs. Pykett, Drake, and Jones have been granted restricted shares under the 2002 Plan covering 300,000, 17,000 and 17,000 shares of Common Stock (net of awards cancelled), respectively; and,
•	All current employees, excluding executive officers, as a group, have been granted restricted shares under the 2002 Plan covering 30,000 shares of Common Stock (net of awards cancelled).

Performance Units and Performance Shares

Performance units and performance shares are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Committee at or before the time of its grant. A performance share has an initial value equal to the fair market value of a share of the Company’s Common Stock on the date of grant. Whether a performance unit or share actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Committee are satisfied. The applicable performance goals and all other terms and conditions of the Award are determined by the Committee. After a performance unit or share has vested, that is, after the applicable performance goal or goals have been achieved, the participant will be entitled to a payment of cash and/or Common Stock, as determined by the Committee. The Committee also may waive the achievement of any performance goals for any performance units or shares, but not for executive officers.

Non-Employee Director Options and Stock

The 2002 Plan also provides for the grant of stock options to Non-employee Directors. The exercise price of each Non-employee Director option will be no less than twenty five percent (25%) of the fair market value of the shares on the date of grant. Each such option becomes exercisable one year after the date of grant, assuming continuous service as a Non-employee Director.

All options granted to Non-employee Directors will expire ten years after the date of grant. If a director terminates service on the Board prior to an option’s normal expiration date, the option will terminate three months after termination of service for any reason other than death, disability or retirement, but not later than the original maximum term of the option. Options will expire one year after termination on account of retirement, disability or death. The Non-employee Director provisions of the 2002 Plan are administered by the Board of Directors rather than the Committee.

The 2002 Plan also permits each Non-employee Director to elect to forego receipt of all or a portion of the director’s meeting fees in exchange for shares of the Company’s Common Stock having a fair market value equal to the amount of foregone compensation. The number of shares received is determined by dividing the amount of foregone compensation by the fair market value of a share on the date that the compensation otherwise would have been paid.

Forfeiture

If a participant or former participant engages in a breach of conduct, including conduct prejudicial to or in conflict with the Company or an affiliate or competes with the Company, all outstanding and unexercised Awards may be cancelled and terminated. In addition, participants may have to reimburse the Company for any gain realized or payment received upon the exercise or payment of an Award within one year of the harmful behavior.

Awards to be Granted to Certain Individuals and Groups

As described above, the Committee has discretion to determine the number and type of Awards to be granted to any employee or consultant. Accordingly, the actual number and type of Awards to be granted in the future is not determinable.

Nontransferability of Options

Except for nonqualified stock options, Awards granted under the 2002 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Nonqualified stock options may be transferred for no consideration to family members or to trusts or other entities for their benefit, or to other persons, if approved by the Compensation Committee.

Tax Aspects

Based on management’s understanding of current federal income tax laws, the tax consequences of the grant of Awards under the 2002 Plan are, subject to the discussion regarding section 409A of the Code, generally as follows:

A recipient of an option or SAR granted under the 2002 Plan will not have regular taxable income at the time of grant.

Upon exercise of a nonqualified stock option or SAR, the optionee or SAR holder generally must recognize taxable income in an amount equal to the fair market value on the date of exercise of the shares exercised, minus the exercise price. Any gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be capital gain or loss. The Company generally will receive a tax deduction in connection with the exercise of a nonqualified stock option or SAR equal to the ordinary income recognized by the participant.

Upon exercise of an incentive stock option, the optionee generally will not be required to recognize any regular taxable income on account of such exercise, assuming the requirements of IRC Section 422 are satisfied. The difference between the fair market value of the stock on the date of exercise and the exercise price, however, is an item of adjustment that must be taken into account when calculating federal alternative minimum tax. The Company generally receives no deduction in connection with the grant or exercise of incentive stock options. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for specified holding periods.

A participant who receives restricted stock or performance units or shares will not recognize taxable income upon receipt, but instead will recognize ordinary income when the shares or units vest. Alternatively, with respect to restricted stock, a participant may elect under section 83(b) of the Code to be taxed at the time of receipt. In all cases, the amount of ordinary income recognized by the participant, and the deduction recognized by the Company, will be equal to the fair market value of the shares at the time income is recognized, less the amount of any price paid for the shares. In general, any gain recognized thereafter will be capital gain.

At the discretion of the Committee, a participant may satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an Award by electing to have shares withheld, or by delivering to the Company already-owned shares, having a value equal to the amount required to be withheld.

The Company generally will be entitled to a tax deduction in connection with an Award made under the 2002 Plan only to the extent that the participant recognizes ordinary income from the Award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to the three most highly compensated executive officers excluding the Chief Executive Officer and Chief Financial Officer. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as “performance-based” compensation under section 162(m) of the Code. The 2002 Plan has been designed so that Awards to Covered Officers should qualify as performance-based compensation under section 162(m) of the Code.

This tax discussion assumes that nonqualified stock options as well as SARs are granted with an exercise price equal to the fair market value on the date of grant so as to be exempt from section 409A of the Code. Section 409A of the Code provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts.

The Plan generally has been designed so that Awards are either intended to comply with, or are exempt from coverage of, section 409A of the Code. The Company intends to continue to review the terms of the Plan and may, subject to the terms of the Plan, adopt additional amendments to comply with current and additional guidance issued under Section 409A of the Code. However, if an Award fails to meet or is not granted in compliance with these new requirements, the Award may be subject to an additional 20% tax, interest, and applicable withholding and employment taxes.

Required Vote

Approval of the amendment to the 2002 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends that our stockholders vote “FOR” the proposal to approve and amend the Company’s Amended and Restated 2002 Stock Incentive Plan.

PROPOSAL NO. 4 — ADVISORY VOTE ON THE FREQUENCY OF
VOTING ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company to include in its proxy statement an advisory vote on named executive officer compensation this year and, going forward, at least once every three years. Section 14A also requires the Company to include in its proxy statement this year and, going forward, at least every six years, a vote regarding the frequency with which the vote on named executive officer compensation should be held. While the Company will continue to monitor developments in this area, the Board of Directors currently plans to seek an advisory vote on executive compensation every third year. The Board of Directors believes this approach would align more closely with the interests of stockholders by giving stockholders the opportunity to vote on the compensation decisions made by the Committee every third year. We believe investor feedback would be more useful if the success of a compensation program and management’s performance is judged over an extended period of time. Our compensation incentives are designed to promote long-term, sustainable results, which generally are not realizable within a short period of time. The Company asks that you indicate your support for holding the advisory vote on executive compensation every third year. Because your vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency with which the advisory vote on executive compensation will be held.

The Board of Directors recommends that our stockholders vote “FOR” holding an advisory vote on executive compensation every third year.

PROPOSAL NO. 5 — ADVISORY VOTE ON THE COMPENSATION PAID TO
NAMED EXECUTIVE OFFICERS

As noted above, Section 14A of the Exchange Act requires the Company to include in its proxy statement this year an advisory vote regarding named executive officer compensation. The Company asks that you indicate your approval of the compensation paid to our named executive officers as described in this proxy statement under the heading “Executive Compensation,” which includes compensation tables and narratives included elsewhere in this proxy statement.

Because your vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. The Compensation Committee has structured its executive compensation programs primarily to motivate executives to achieve the business goals established by Neoprobe and reward executives for meeting business goals and delivering superior performance as measured against those business goals.

For the reasons discussed above and in this proxy statement under the heading “Executive Compensation,” the Board of Directors recommends that shareholders vote to approve the following resolution:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement, is approved.”

Vote Required

Under our bylaws, approval of this proposal requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. Broker non-votes are disregarded and have no effect on the outcome of the vote. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a vote “against” the proposal.

The Board of Directors recommends that our stockholders vote “FOR” the approval of the resolution relating to the compensation of our named executive officers.

PROPOSAL NO. 6 — RATIFICATION OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (“BDO”) was engaged as the Company’s principal accountant on September 27, 2005, and has audited the Company’s financial statements for each of the six fiscal years in the period ended December 31, 2010. The Audit Committee has selected BDO as the Company’s independent registered public accounting firm for purposes of auditing our financial statements for the current fiscal year ending December 31, 2011. Although not required, the Board of Directors is submitting its selection to the stockholders of the Company for ratification. The Board of Directors will reconsider the appointment of BDO if its selection is not ratified by the stockholders. A representative of BDO is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.

The Board of Directors recommends that our stockholders vote “FOR” ratification of the appointment of BDO.

PROPOSAL NO. 7 — ADJOURNMENT

If there are insufficient votes at the time of the Annual Meeting to approve and adopt the Asset Sale pursuant to the terms of the Asset Purchase Agreement, we may adjourn our Annual Meeting for the purpose of soliciting additional proxies in favor of such proposal. We do not intend to propose adjournment at our Annual Meeting if there are sufficient votes to approve and adopt the Asset Sale pursuant to the terms of the Asset Purchase Agreement.

Vote Required

If approval of the proposal to adjourn our Annual Meeting for the purpose of soliciting additional proxies is submitted to our stockholders for approval, such approval requires the affirmative vote of a majority of the shares of our Common Stock represented, in person or by proxy, and entitled to vote at the Annual Meeting.

The Board of Directors recommends that our stockholders vote “FOR” approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies.

INFORMATION CONCERNING THE BOARD OF DIRECTORS
AND EXECUTIVE OFFICERS

Board of Directors Meetings

Our Board of Directors held a total of thirteen meetings in the fiscal year ended December 31, 2010, and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he served, except for Kirby I. Bland, M.D., who attended 72% of the aggregate number of meetings of the Board of Directors and committees on which he served. It is our policy that all directors attend the Annual Meeting of Stockholders. However, conflicts and unforeseen events may prevent the attendance of a director, or directors. All members of our Board of Directors attended the 2010 Annual Meeting of Stockholders.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board of Directors has determined that it is in the best interests of the Company and its stockholders that the roles of Chairman of the Board and Chief Executive Officer be held by different individuals within our organization. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides strategic guidance and presides over meetings of the full Board of Directors. The Board of Directors believes that this structure helps facilitate the role of the independent directors in the oversight of the Company and the active participation of the independent directors in setting agendas and establishing priorities and procedures that work for the Board of Directors. The Chairman of the Board also acts as a key liaison between the Board of Directors and management. Moreover, in addition to feedback provided during the course of meetings of the Board of Directors, our independent directors have executive sessions led by the Chairman of the Board. Our Chairman of the Board acts as a liaison between the independent directors and the Chief Executive Officer regarding any specific feedback or issues following an executive session of independent directors, provides the Chief Executive Officer with input regarding agenda items for Board of Director and committee meetings, and coordinates with the Chief Executive Officer regarding information to be provided to the independent directors in performing their duties.

Our Chief Executive Officer and senior management are responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management, including general oversight of (i) the financial exposure of the Company, (ii) risk exposure as related to overall company portfolio and impact on earnings, (iii), oversight for information technology security and risk, and (iv) all systems, processes, and organizational structures and people responsible for finance and risk functions. Certain risks are overseen by committees of the Board of Directors and these committees make reports to the full Board of Directors, including reports on noteworthy risk management issues. Financial risks are overseen by the Audit Committee which meets with management to review the Company’s major financial risk exposure and the steps management has taken to monitor and control such exposures. Compensation risks are overseen by the CNG Committee.

Members of the Company’s senior management report to the full Board of Directors about their areas of responsibility, including reports regarding risk within such area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting of risks is conducted as needed or as requested by the Board of Directors or committee.

Independence

Our Board of Directors has adopted the definition of “independence” as described under Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 803A of the NYSE Amex Company Guide. Our Board of Directors has determined that each of Messrs. Aschinger, Ford, Miller, and Troup, and Drs. Drake, Johnson, Jones, and Rowinsky meet the independence requirements.

Compensation, Nominating and Governance Committee

The members of the CNG Committee are Carl J. Aschinger, Jr. (Chairman), Brendan A. Ford, and Eric K. Rowinsky, M.D., each of whom is “independent” under the NYSE Amex rules referenced above. Owen E. Johnson, M.D. was a member of the CNG Committee until he became a member of the Audit

Committee in July 2010. Kirby I. Bland, M.D. was a member of the CNG Committee until he retired from the Board of Directors on December 1, 2010. The CNG Committee held seven meetings in the fiscal year ended December 31, 2010. The Board of Directors adopted a written CNG Committee Charter on October 26, 2006, and amended and restated the Charter on March 1, 2007, and again on February 26, 2009. A copy of the CNG Committee Charter, as amended, is posted on the Company’s website at www.neoprobe.com.

The CNG Committee: (1) discharges the Board of Directors’ responsibilities relating to the compensation of our directors, executive officers and associates; (2) identifies and recommends to our Board of Directors nominees for election to the Board; and (3) assists our Board of Directors in the implementation of sound corporate governance principles and practices.

With respect to its compensation functions, the Committee’s purpose is to:

•	Evaluate and approve executive officer compensation and review and make recommendations to the Board with respect to director compensation, including incentive or equity-based compensation plans;
•	Review and evaluate any discussion and analysis of executive officer and director compensation included in the Company’s annual report or proxy statement, and prepare and approve any report on executive officer and director compensation for inclusion in the Company’s annual report or proxy statement required by applicable rules and regulations; and
•	Monitor and evaluate, at the Committee’s discretion, matters relating to the compensation and benefits structure of the Company and such other domestic and foreign subsidiaries or affiliates, as it deems appropriate.

The Committee strives to provide fair compensation to executive officers based on their performance and contribution to the Company and to provide incentives that attract and retain key executives, instill a long-term commitment to the Company, and develop a sense of pride and Company ownership, all in a manner consistent with stockholder interests. In addition, the Committee strives to provide fair compensation to directors, taking into consideration compensation paid to directors of comparable companies and the specific duties of each director.

With respect to its nominating and governance functions, the Committee’s purpose is to:

•	Assist the Board of Directors by identifying individuals qualified to become Board members, and recommend to the Board of Directors the director nominees whenever directors are to be appointed or elected, whether at the next annual meeting of stockholders or otherwise;
•	Review the qualifications and independence of the members of the Board of Directors and its various committees on a periodic basis and make any recommendations to the Board of Directors which the Committee may deem appropriate concerning any recommended changes in the composition or membership of the Board of Directors, or any of its committees;
•	Develop and recommend to the Board of Directors any policies it may deem appropriate with regard to consideration of director candidates to be recommended to security holders;
•	Develop and recommend to the Board of Directors corporate governance principles applicable to the Company;
•	Conduct the annual review of the performance of the Board of Directors, the Committees of the Board of Directors and Company’s executive management;
•	Recommend to the Board of Directors director nominees for each committee; and
•	Develop and recommend to the Board of Directors any policies or processes it may deem appropriate for security holders to send communications to the Board of Directors.

Our directors play a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of stockholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees; however, how a specific nominee contributes to the diversity of the Board of Directors is considered by the Committee in determining candidates for the Board. The Committee and the Board consider diversity by identifying a nominee’s experience and background and determining how such experience and background will complement the overall makeup of the Board. The Committee and the Board prefer nominees who will contribute to a board that is diverse in terms of business training, experience across a range of industries, leadership, background, and education.

Our Board of Directors will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by our Board of Directors:

•	such recommendations must be provided to the Board of Directors c/o Brent L. Larson, Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017, in writing at least 120 days prior to the one year anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting;
•	the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended;
•	the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate; and
•	the stockholder must follow the procedures set forth in Article III, Section 2 of our Bylaws.

Executive Committee

From August 2009 through December 2010, the Company formed an Executive Committee of the Board to assist our Board of Directors in the performance of its duties and responsibilities between regularly scheduled meetings. During the intervals between meetings of the full Board of Directors, the Executive Committee possesses and may exercise the powers of the full Board of Directors in the management of our business and affairs, except as limited by law. Any action taken by the Executive Committee must be reported to the full Board of Directors at its meeting next succeeding such action, and all actions of the Executive Committee are subject to revision and alteration by the full Board of Directors. The members of our Executive Committee were: Carl J. Aschinger, Jr. (Chairman), Fred B. Miller, Gordon A. Troup and David C. Bupp. Messrs. Aschinger, Miller and Troup are each “independent” under the NYSE Amex rules referenced above.

Audit Committee

The Audit Committee of the Board of Directors selects our independent registered public accounting firm with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting and the adequacy of our internal control procedures. The members of our Audit Committee are: Fred B. Miller (Chairman), Brendan A. Ford, Owen E. Johnson, M.D., and Gordon A. Troup, each of whom is “independent” under Section 803A of the NYSE Amex Company Guide. Reuven Avital and J. Frank Whitley, Jr. were each members of the Audit Committee until their service on the Board of Directors ended as of the date of the 2010 annual meeting of stockholders. The Board of Directors has determined that Fred B. Miller meets the requirements of an “audit committee financial expert” as set forth in Section 407(d)(5) of Regulation S-K promulgated by the SEC. The Audit Committee held five meetings in the fiscal year ended December 31, 2010. The Board of Directors adopted a written Amended and Restated Audit Committee Charter on April 30, 2004. A copy of the Amended and Restated Audit Committee Charter is posted on the Company’s website at www.neoprobe.com.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consults with our Chief Financial Officer and other key members of our management and with our independent registered public accounting firm with regard to their year-end audit plan, the results of its quarterly reviews conducted in accordance with Statement on Auditing Standards No. 100, the auditor’s report of audit, and the accompanying management letter, if any; and consults with our Chief Financial Officer and other key members of our management and with our independent registered public accounting firm with regard to the adequacy of our internal accounting controls.

In fulfilling its responsibilities, the Audit Committee selected BDO USA, LLP (“BDO”) as our independent registered public accounting firm for purposes of auditing our financial statements for the fiscal year ended December 31, 2010. The Audit Committee has reviewed and discussed with management and BDO our audited financial statements; discussed with BDO the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; received the written disclosures and the letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence from our Company.

Based on the reviews and discussions with management and BDO, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and filed with the Securities and Exchange Commission.

The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that each of Messrs. Miller, Ford and Troup, and Dr. Johnson, is independent under Section 803A of the NYSE Amex Company Guide and is financially literate.

Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2010, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee of the Board of Directors:
Fred B. Miller, Chairman Brendan A. Ford Owen E. Johnson, M.D. Gordon A. Troup

Stockholder Communications

Stockholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing to Neoprobe Corporation, c/o Brent L. Larson, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

Executive Officers

In addition to Dr. Pykett, the following individuals are executive officers of our Company and serve in the position(s) indicated below:

Name	Age	Position
Anthony K. Blair	50	Vice President, Manufacturing Operations
Rodger A. Brown	60	Vice President, Regulatory Affairs and Quality Assurance
Frederick O. Cope, Ph.D.	64	Senior Vice President, Pharmaceutical Research and Clinical Development
Brent L. Larson	48	Senior Vice President; Chief Financial Officer; Treasurer and Secretary
Douglas L. Rash	67	Vice President, Marketing
Thomas H. Tulip, Ph.D.	58	Executive Vice President and Chief Business Officer

Anthony K. Blair has served as Vice President, Manufacturing Operations of our Company since July 2004. Prior to joining our Company, Mr. Blair served as Vice President, Manufacturing Operations of Enpath Medical, Lead Technologies Division, formerly known as Biomec Cardiovascular, Inc. from 2002 to June 2004. From 1998 through 2001, Mr. Blair led the manufacturing efforts at Astro Instrumentation, a medical device contract manufacturer. From 1989 to 1998 at Ciba Corning Diagnostics (now Bayer), Mr. Blair held managerial positions including Operations Manager, Materials Manager, Purchasing Manager and Production Supervisor. From 1985 to 1989, Mr. Blair was employed by Bailey Controls and held various positions in purchasing and industrial engineering. Mr. Blair started his career at Fisher Body, a division of General Motors, in production supervision. Mr. Blair has a B.B.A. degree in management and labor relations from Cleveland State University.

Rodger A. Brown has served as Vice President, Regulatory Affairs and Quality Assurance of our Company since November 2000. From July 1998 through November 2000, Mr. Brown served as our Director, Regulatory Affairs and Quality Assurance. Prior to joining our Company, Mr. Brown served as Director of Regulatory Affairs and/ Quality Assurance for Biocore Medical Technologies, Inc. from April 1997 to April 1998. From 1981 through 1996, Mr. Brown served as Director, Regulatory Affairs/Quality Assurance for E for M Corporation, a subsidiary of Marquette Electronics, Inc.

Frederick O. Cope, Ph.D., F.A.C.N., C.N.S., has served as Senior Vice President, Pharmaceutical Research and Clinical Development of our Company since July 2010 and as Vice President, Pharmaceutical Research and Clinical Development from February 2009 to July 2010. Prior to accepting his position with the Company, Dr. Cope served as the Assistant Director for Research and Head of Program Research Development for The Ohio State University Comprehensive Cancer Center, The James Cancer Hospital and The Richard J. Solove Research Institute, from April 2001 to February 2009. Dr. Cope also served as head of the Cancer and AIDS product development and commercialization program for the ROSS/Abbott Laboratories division for 10 years, and head of human and veterinary vaccine production and improvement group for Wyeth Laboratories for seven years. Dr. Cope served a fellowship in oncology at the McArdle Laboratory for Cancer Research at the University of Wisconsin and the honored scientist in residence at the National Cancer Center Research Institute in Tokyo; he is the recipient of the Ernst W. Volwiler Research Award. Dr. Cope is also active in a number of professional and scientific organizations such as serving as an editorial reviewer for several professional journals, and as an advisor/director to the research program of Roswell Park Memorial Cancer Center. Dr. Cope received his B.Sc. from the Delaware Valley College of Science and Agriculture, his M.S. from Millersville University of Pennsylvania and his Ph.D. from the University of Connecticut with full honors.

Brent L. Larson has served as Senior Vice President of our Company since July 2010, as Chief Financial Officer and Treasurer since February 1999 and as Secretary since 2003. Prior to that, Mr. Larson served as our Vice President, Finance from July 1998 to July 2010 and as Controller from July 1996 to June 1998. Before joining our Company, Mr. Larson was employed by Price Waterhouse LLP. Mr. Larson has a B.B.A. degree in accounting from Iowa State University of Science and Technology and is a Certified Public Accountant.

Douglas L. Rash has served as Vice President, Marketing of our Company since January 2005. Prior to that, Mr. Rash was Neoprobe’s Director, Marketing and Product Management from March to December 2004. Before joining our Company, Mr. Rash served as Vice President and General Manager of MTRE North America, Inc. from 2000 to 2003. From 1994 to 2000, Mr. Rash served as Vice President and General Manager (Medical Division) of Cincinnati Sub-Zero, Inc. From 1993 to 1994, Mr. Rash was Executive Vice President of Everest & Jennings International, Ltd. During his nine-year career at Gaymar Industries, Inc. from 1984 to 1993, Mr. Rash held positions as Vice President and General Manager (Clinicare Division) and Vice President, Marketing and Sales (Acute Care Division). From 1976 to 1984, Mr. Rash held management positions at various divisions of British Oxygen Corp. Mr. Rash has a B.S. degree in Business Administration with a minor in Chemistry from Wisconsin State University.

Thomas H. Tulip, Ph.D. has served as Executive Vice President and Chief Business Officer of our Company since June 2011. Prior to joining Neoprobe, Dr. Tulip held senior leadership positions at Alseres Pharmaceuticals, Lantheus Medical Imaging, Bristol Myers Squibb (BMS) and DuPont, where his roles spanned product discovery and development, business and technology planning, brand and alliance management and international business management. Most recently, as President, Alseres Molecular Imaging, Dr. Tulip led efforts to develop markets for a Phase III neuroimaging agent. While at DuPont and BMS prior to Alseres, he was instrumental in the development, commercialization and international management of the highly successful nuclear cardiology franchise, successfully built the BMS Medical Imaging international business, and led planning activities for innovative PET tracers at Lantheus/BMS. He was a visiting scholar at Osaka University and served as adjunct professor at Northeastern University. Tulip serves on the Board of Directors of the Medical Imaging Technology Association (MITA) and leads its PET Working Group in the Molecular Imaging Section. He was recently Chairperson of the Institute for Molecular Technologies (IMT) and held numerous leadership positions there. He served on the Board of the Academy of Molecular Imaging, including as its Treasurer. Dr. Tulip was Chairperson for the Society of Nuclear Medicine (SNM) Corporate Advisory Board and has been active in a number of Council on Radionuclides and Radiopharmaceuticals (CORAR) committees, now serving on its Board of Directors. Dr. Tulip earned a B.S. from the University of Vermont, and an M.S. and Ph.D. from Northwestern University.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2011, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executives (see “Executive Compensation — Summary Compensation Table”), and (iv) our directors and executive officers as a group.

Beneficial Owner	Number of Shares Beneficially Owned(*)		Percent of Class(**)
Carl J. Aschinger, Jr.	308,620	(a)	(p)
Anthony K. Blair	302,998	(b)	(p)
David C. Bupp	4,556,130	(c)	4.7%
Frederick O. Cope, Ph.D.	68,691	(d)	(p)
Peter F. Drake, Ph.D.	—	(e)	(p)
Brendan A. Ford	30,000	(f)	(p)
Owen E. Johnson, M.D.	110,000	(g)	(p)
Jess E. Jones, M.D.	—	(h)	(p)
Brent L. Larson	722,448	(i)	(p)
Fred B. Miller	396,000	(j)	(p)
Mark J. Pykett, V.M.D., Ph.D.	—	(k)	(p)
Eric K. Rowinsky, M.D.	—	(l)	(p)
Gordon A. Troup	60,000	(m)	(p)
All directors and officers as a group (15 persons)	7,146,486	(n)(q)	7.2%
Platinum Montaur Life Sciences, LLC	4,465,813	(o)	4.7%

(*)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household.
(**)	Percent of class is calculated on the basis of the number of shares outstanding on May 31, 2011, plus the number of shares the person has the right to acquire within 60 days of May 31, 2011.
(a)	This amount includes 150,000 shares issuable upon exercise of options which are exercisable within 60 days and 320 shares held in a trust account for which Mr. Aschinger is the custodian, but does not include 47,000 shares of unvested restricted stock.
(b)	This amount includes 261,667 shares issuable upon exercise of options which are exercisable within 60 days and 41,331 shares in Mr. Blair’s account in the 401(k) Plan, but it does not include 100,000 shares of unvested restricted stock and 118,333 shares issuable upon exercise of options which are not exercisable within 60 days.
(c)	This amount includes preferred stock convertible into 1,613,000 shares of our Common Stock, 213,746 shares that are held by Mr. Bupp’s wife for which he disclaims beneficial ownership and 129,056 shares in Mr. Bupp’s account in the 401(k) Plan, but it does not include 600,000 shares of unvested restricted stock.
(d)	This amount includes 58,333 shares issuable upon exercise of options which are exercisable within 60 days and 5,358 shares in Dr. Cope’s account in the 401(k) Plan, but it does not include 175,000 shares of unvested restricted stock and 186,667 shares issuable upon exercise of options which are not exercisable within 60 days.
(e)	This amount does not include 17,000 shares of unvested restricted stock.
(f)	This amount does not include 47,000 shares of unvested restricted stock.
(g)	This amount includes 40,000 shares issuable upon exercise of options which are exercisable within 60 days but does not include 47,000 shares of unvested restricted stock.

(h)	This amount does not include 17,000 shares of unvested restricted stock.
(i)	This amount includes 471,667 shares issuable upon exercise of options which are exercisable within 60 days and 95,869 shares in Mr. Larson’s account in the 401(k) Plan, but it does not include 125,000 shares of unvested restricted stock and 153,333 shares issuable upon exercise of options which are not exercisable within 60 days.
(j)	This amount includes 255,000 shares issuable upon exercise of options which are exercisable within 60 days and 91,000 shares held by Mr. Miller’s wife for which he disclaims beneficial ownership, but does not include 47,000 shares of unvested restricted stock.
(k)	This amount does not include 300,000 shares of unvested restricted stock and 200,000 shares issuable upon exercise of options which are not exercisable within 60 days.
(l)	This amount does not include 47,000 shares of unvested restricted stock.
(m)	This amount includes 20,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 47,000 shares of unvested restricted stock.
(n)	This amount includes 1,805,001 shares issuable upon exercise of options which are exercisable within 60 days, preferred stock convertible into 1,613,000 shares of our common stock, 305,066 shares that are held by spouses of our Directors and Officers or in trusts for which they are custodian but for which they disclaim beneficial ownership, and 286,164 shares held in the 401(k) Plan on behalf of certain officers, but it does not include 1,686,000 shares of unvested restricted stock and 849,999 shares issuable upon the exercise of options which are not exercisable within 60 days. The Company itself is the trustee of the Neoprobe 401(k) Plan and may, as such, share investment power over common stock held in such plan. The trustee disclaims any beneficial ownership of shares held by the 401(k) Plan. The 401(k) Plan holds an aggregate total of 644,293 shares of common stock. The 15 persons referenced in this disclosure include each director and named executive officer listed in the table, and Messrs. Brown and Rash, who we have referenced above under the heading “Executive Officer,” but who do not qualify as “named executive officers” as defined in Item 401(a)(3) of Regulation S-K.
(o)	Based on information filed on Schedule 13G with the Securities and Exchange Commission on February 22, 2011, as amended on April 20, 2011, and information supplied subsequently by holder. The number of shares beneficially owned by Platinum-Montaur Life Sciences, LLC (Montaur), 152 W. 57th Street, 54th Floor, New York, NY 10019, does not include 29,701,410 shares of Common Stock issuable upon conversion of 917 shares of Series B Convertible Preferred Stock, 6,000,000 shares of common stock issuable upon exercise of a Series W Warrant issued to Montaur on December 26, 2007, as amended (the Series W Warrant), 8,333,333 shares of common stock issuable upon exercise of a Series X Warrant issued to Montaur on April 16, 2008 (the Series X Warrant), and 2,400,000 shares of common stock issuable upon exercise of a Series AA Warrant issued to Montaur on July 24, 2009 (the Series AA Warrant). The Certificates of Designation of the Preferred Stock, the Series W Warrant, the Series X Warrant and the Series AA Warrant each provide that the holder of shares of the Preferred Stock, the Series W Warrant, the Series X Warrant and the Series AA Warrant, respectively, may not convert any of the preferred stock or exercise any of the warrants to the extent that such conversion or exercise would result in the holder and its affiliates together beneficially owning more than 9.99% of the outstanding shares of Common Stock, except on 61 days’ prior written notice to Neoprobe that the holder waives such limitation.
(p)	Less than one percent.
(q)	The address of all directors and executive officers is c/o Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the annual and long-term compensation of our Chief Executive Officer and our other four highest paid executive officers during the last fiscal year (the Named Executives) for the last two fiscal years.

Name and Principal Position	Year	Salary	(a) Bonus	(b) Option Awards	(c) Restricted Stock Awards	(d) All Other Compensation	Total Compensation
Anthony K. Blair Vice President, Manufacturing Operations	2010	$180,000	$37,500	$72,585	$—	$5,391	$295,476
	2009	157,000	17,500	65,247	54,950	3,936	298,633

David C. Bupp Former President and Chief Executive Officer(e)	2010	$355,000	$107,500	$—	$584,700	$8,887	$1,056,087
	2009	335,000	45,000	—	565,308	8,621	953,929

Frederick O. Cope, Ph.D. Senior Vice President, Pharmaceutical Research and Clinical Development	2010	$211,000	$51,375	$145,169	$—	$5,980	$413,524
	2009	175,000	25,000	78,520	147,328	4,360	430,208

Brent L. Larson Senior Vice President and Chief Financial Officer	2010	$195,000	$37,500	$114,926	$—	$5,733	$353,159
	2009	184,000	15,313	65,247	82,426	4,934	351,920

Mark J. Pykett, V.M.D., Ph.D. President and Chief Executive Officer(e)	2010	$41,875	$6,278	$193,783	$530,700	$—	$772,636
	2009	—	—	—	—	—	—

(a)	Bonuses have been disclosed for the year in which they were earned (i.e., the year to which the service relates).
(b)	Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of stock option awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.
(c)	Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of restricted stock awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.
(d)	Amount represents life insurance premiums and club dues paid during the fiscal year for the benefit of the Named Executives and matching contributions under the Neoprobe Corporation 401(k) Plan (the Plan). Eligible employees may make voluntary contributions and we may, but are not obligated to, make matching contributions based on 40 percent of the employee’s contribution, up to 5 percent of the employee’s salary. Employee contributions are invested in mutual funds administered by an independent plan administrator. Company contributions, if any, are made in the form of shares of Common Stock. The Plan qualifies under section 401 of the Internal Revenue Code, which provides that employee and company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.
(e)	Effective April 15, 2011, Dr. Pykett serves as the President and Chief Executive Officer of the Company, and Mr. Bupp no longer serves as an officer of the Company.

Outstanding Equity Awards of Named Executives at Fiscal Year End

The following table presents certain information concerning outstanding equity awards held by the Named Executives as of December 31, 2010.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration Date	Note	Number of Unearned Shares	Market Value of Unearned Shares (x)	Note
Name	Exercisable	Unexercisable
Anthony K. Blair	50,000	—	$0.60	7/1/2014	(e)
	40,000	—	$0.39	12/10/2014	(g)
	30,000	—	$0.26	12/27/2015	(h)
	30,000	—	$0.27	12/15/2016	(i)
	20,000	—	$0.35	7/27/2017	(j)
	33,333	16,667	$0.362	1/3/2018	(k)
	8,333	16,667	$0.59	1/5/2019	(l)
	25,000	50,000	$1.10	10/30/2019	(n)
	—	60,000	$1.90	12/21/2020	(p)
						50,000	$103,000	(q)
						50,000	$103,000	(u)
David C. Bupp	180,000	—	$0.42	1/7/2012	(a)
	100,000	—	$0.14	1/15/2013	(b)
	70,000	—	$0.13	2/15/2013	(c)
	125,000	—	$0.30	1/7/2014	(d)
	150,000	—	$0.49	7/28/2014	(f)
	200,000	—	$0.39	12/10/2014	(g)
	200,000	—	$0.26	12/27/2015	(h)
	300,000	—	$0.27	12/15/2016	(i)
	133,333	66,667	$0.362	1/3/2018	(k)
						300,000	$618,000	(q)
						400,000	$824,000	(r)
						300,000	$618,000	(t)
						300,000	$618,000	(w)
Frederick O. Cope, Ph.D.	16,667	33,333	$0.65	2/16/2019	(m)
	25,000	50,000	$1.10	10/30/2019	(n)
	—	120,000	$1.90	12/21/2020	(p)
						100,000	$206,000	(s)
						75,000	$154,500	(u)
Brent L. Larson	50,000	—	$0.42	1/7/2012	(a)
	40,000	—	$0.14	1/15/2013	(b)
	30,000	—	$0.13	2/15/2013	(c)
	70,000	—	$0.30	1/7/2014	(d)
	50,000	—	$0.49	7/28/2014	(f)
	50,000	—	$0.39	12/10/2014	(g)
	40,000	—	$0.26	12/27/2015	(h)
	50,000	—	$0.27	12/15/2016	(i)
	33,333	16,667	$0.362	1/3/2018	(k)
	8,333	16,667	$0.59	1/5/2019	(l)
	25,000	50,000	$1.10	10/30/2019	(n)
	—	95,000	$1.90	12/21/2020	(p)
						50,000	$103,000	(q)
						75,000	$154,500	(u)
Mark J. Pykett, V.M.D., Ph.D.	—	200,000	$1.70	11/12/2010	(o)	300,000	$618,000	(v)

(a)	Options were granted 1/7/2002 and vested as to one-third on each of the first three anniversaries of the date of grant.

(b)	Options were granted 1/15/2003 and vested as to one-third on each of the first three anniversaries of the date of grant.
(c)	Options were granted 2/15/2003 and vested as to one-third on each of the first three anniversaries of the date of grant.
(d)	Options were granted 1/7/2004 and vested as to one-third on each of the first three anniversaries of the date of grant.
(e)	Options were granted 7/1/2004 and vested as to one-third on each of the first three anniversaries of the date of grant.
(f)	Options were granted 7/28/2004 and vested as to one-third on each of the first three anniversaries of the date of grant.
(g)	Options were granted 12/10/2004 and vested as to one-third on each of the first three anniversaries of the date of grant.
(h)	Options were granted 12/27/2005 and vested as to one-third immediately and on each of the first two anniversaries of the date of grant.
(i)	Options were granted 12/15/2006 and vested as to one-third on each of the first three anniversaries of the date of grant.
(j)	Options were granted 7/27/2007 and vested as to one-third on each of the first three anniversaries of the date of grant.
(k)	Options were granted 1/3/2008 and vested as to one-third on each of the first three anniversaries of the date of grant.
(l)	Options were granted 1/5/2009 and vest as to one-third on each of the first three anniversaries of the date of grant.
(m)	Options were granted 2/16/2009 and vest as to one-third on each of the first three anniversaries of the date of grant.
(n)	Options were granted 10/30/2009 and vest as to one-third on each of the first three anniversaries of the date of grant.
(o)	Options were granted 11/12/2010 and vest as to one-third on each of the first three anniversaries of the date of grant.
(p)	Options were granted 12/21/2010 and vest as to one-fourth on each of the first four anniversaries of the date of grant.
(q)	Restricted shares granted January 3, 2008. Pursuant to the terms of Restricted Stock Agreements between the Company and each grantee, the restricted shares will vest upon the approval of a New Drug Application (NDA) for Lymphoseek by the United States Food and Drug Administration (FDA). If the employment of a grantee with the Company is terminated before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreements all restricted shares that have not vested at the effective date of such grantee’s termination shall immediately be forfeited by the grantee. Pursuant to its authority under Section 3.2 of the Restricted Stock Agreements the CNG Committee eliminated the forfeiture provision in Section 3.2(b) of the Restricted Stock Agreements effective January 1, 2009, which provision effected the forfeiture of the shares if the vesting event did not occur before June 30, 2010.
(r)	Restricted shares granted January 5, 2009. Pursuant to the terms of the Restricted Stock Agreement between the Company and Mr. Bupp, the restricted shares will vest upon the approval of a NDA for Lymphoseek by the FDA or the approval of marketing authorization for Lymphoseek by the European Medicines Agency (EMA). All of the restricted shares vest upon the occurrence of a Termination Without Cause, in the event of an End of Term Termination, or in the event of a Change of Control, as defined in Mr. Bupp’s employment agreement. If the employment of Mr. Bupp with the Company is terminated for reasons other than a Termination Without Cause, an End of Term Termination, or a Change of Control before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreement all restricted shares that have not vested at the effective date of Mr. Bupp’s termination shall immediately be forfeited by Mr. Bupp.
(s)	Restricted shares granted February 16, 2009. Pursuant to the terms of the Restricted Stock Agreement between the Company and Dr. Cope, 50% of the restricted shares will vest upon the approval of a NDA for Lymphoseek by FDA or the approval of marketing authorization for Lymphoseek by the EMA and 50% of the restricted shares will vest upon the commencement of patient enrollment in a Phase 3 clinical trial in humans of RIGScan. All of the restricted shares vest upon the occurrence of a Change of Control as defined in Dr. Cope’s employment agreement. If the employment of Dr. Cope with the Company is terminated for reasons other than a Change of Control before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreement all restricted shares that have not vested at the effective date of Dr. Cope’s termination shall immediately be forfeited by Dr. Cope.
(t)	Restricted shares granted December 1, 2009. Pursuant to the terms of the Restricted Stock Agreement between the Company and Mr. Bupp, the restricted shares will vest upon the approval of a NDA for Lymphoseek by the FDA or the approval of marketing authorization for Lymphoseek by the EMA. All of the restricted shares vest upon the occurrence of a Termination Without Cause, in the event of an End of Term Termination, or in the event of a Change of Control, as defined in the Restricted Stock Agreement. If the employment of Mr. Bupp with the Company is terminated for reasons other than a Termination Without Cause, an End of Term Termination, or a Change of Control before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreement all restricted shares that have not vested at the effective date of Mr. Bupp’s termination shall immediately be forfeited by Mr. Bupp.
(u)	Restricted shares granted December 1, 2009. Pursuant to the terms of Restricted Stock Agreements between the Company and each grantee, the restricted shares will vest upon the approval of a NDA for Lymphoseek by the FDA or the approval of marketing authorization for Lymphoseek by the EMA. All of the restricted shares vest upon the occurrence of a Change of Control as defined in the Restricted Stock Agreement. If the employment of a grantee with the Company is terminated for reasons other than a Change of Control before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreements all restricted shares that have not vested at the effective date of such grantee’s termination shall immediately be forfeited by the grantee.
(v)	Restricted shares granted November 15, 2010. Pursuant to the terms of the Restricted Stock Agreement between the Company and Dr. Pykett, 125,000 of the restricted shares will vest upon the approval of a NDA for Lymphoseek by FDA or the approval of marketing authorization for Lymphoseek by the EMA and 175,000 of the restricted shares will vest upon the approval of a NDA for a RIGS technology product by FDA or the approval of marketing authorization for a RIGS technology product by the EMA. All of the restricted shares vest upon the occurrence of a Change of Control as defined in Dr. Pykett’s employment agreement. If the employment of Dr. Pykett with the Company is terminated for reasons other than a Change of Control before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreement all restricted shares that have not vested at the effective date of Dr. Pykett’s termination shall immediately be forfeited by Dr. Pykett.
(w)	Restricted shares granted December 20, 2010. Pursuant to the terms of the Restricted Stock Agreement between the Company and Mr. Bupp, the restricted shares will vest upon the approval of a Phase 3 clinical program for a RIGS technology product by the FDA or the approval of marketing authorization for a RIGS technology product by the EMA. All of the restricted shares vest upon the occurrence of a Termination Without Cause, in the event of an End of Term Termination, or in the event of a Change of Control, as defined in the Restricted Stock Agreement. If the employment of Mr. Bupp with the Company is terminated for reasons other than a Termination Without Cause, an End of Term Termination, or a Change of Control before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreement all restricted shares that have not vested at the effective date of Mr. Bupp’s termination shall immediately be forfeited by Mr. Bupp.
(x)	Estimated by reference to the closing market price of the Company’s common stock on December 31, 2010, pursuant to Instruction 3 to Item 402(p)(2) of Regulation S-K. The closing price of the Company’s Common Stock on December 31, 2010, was $2.06.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2010, concerning shares of our Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	5,734,500	$0.58	2,295,182
Equity compensation plans not approved by security holders	—	—	—
Total	5,734,500	$0.58	2,295,182

Employment and Other Compensation Agreements

Our Named Executive Officers are employed under employment agreements of varying terms as outlined below. In addition, the CNG Committee will, on an annual basis, review the performance of our Company and may pay bonuses to our executives as it deems appropriate, in its discretion. Such review and bonus will be consistent with any bonus plan adopted by the CNG Committee that covers the executive officers of the Company generally.

Anthony K. Blair

Employment Agreement.  Anthony Blair is employed under a 24-month employment agreement effective January 1, 2011. The employment agreement provides for an annual base salary of $195,000. For the calendar year ending December 31, 2011, the CNG Committee has determined that the maximum bonus payment to Mr. Blair will be $35,000.

If a change in control occurs with respect to our Company and the employment of Mr. Blair is concurrently or subsequently terminated:

•	by the Company without cause (cause is defined as any willful breach of a material duty by Mr. Blair in the course of his employment or willful and continued neglect of his duty as an employee);
•	by the expiration of the term of Mr. Blair’s employment agreement; or
•	by the resignation of Mr. Blair because his title, authority, responsibilities, salary, bonus opportunities or benefits have materially diminished, a material adverse change in his working conditions has occurred, his services are no longer required in light of the Company’s business plan, or we breach the agreement;

then, Mr. Blair will be paid a severance payment of $292,500 and will continue his benefits for the longer of 12 months or the remaining term of his employment agreement.

For purposes of Mr. Blair’s employment agreement, a change in control includes:

•	the acquisition, directly or indirectly, by a person (other than our Company, an employee benefit plan established by the Board of Directors, or a participant in a transaction approved by the Board of Directors for the principal purpose of raising additional capital) of beneficial ownership of 30% or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

•	a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;
•	our stockholders approve a merger or consolidation of our Company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or
•	our stockholders approve a transfer of substantially all of the assets of our Company to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

Mr. Blair will be paid a severance amount of $195,000 if his employment is terminated at the end of his employment agreement or without cause. If Mr. Blair is terminated without cause, his benefits will continue for the longer of 12 months or the full term of the agreement.

Frederick O. Cope, Ph.D.

Employment Agreement.  Frederick Cope is employed under a 24-month employment agreement effective January 1, 2011. The employment agreement provides for an annual base salary of $245,000. For the calendar year ending December 31, 2011, the CNG Committee has determined that the maximum bonus payment to Dr. Cope will be $65,000.

The terms of Dr. Cope’s employment agreement are substantially identical to Mr. Blair’s employment agreement, except that:

•	If a change in control occurs with respect to our Company and the employment of Dr. Cope is concurrently or subsequently terminated, then Dr. Cope will be paid a severance payment of $367,500; and
•	Dr. Cope will be paid a severance amount of $245,000 if his employment is terminated at the end of his employment agreement or without cause.

Brent L. Larson

Employment Agreement.  Brent Larson is employed under a 24-month employment agreement effective January 1, 2011. The employment agreement provides for an annual base salary of $207,000. For the calendar year ending December 31, 2011, the CNG Committee has determined that the maximum bonus payment to Mr. Larson will be $45,000.

The terms of Mr. Larson’s employment agreement are substantially identical to Mr. Blair’s employment agreement, except that:

•	If a change in control occurs with respect to our Company and the employment of Mr. Larson is concurrently or subsequently terminated, then Mr. Larson will be paid a severance payment of $310,500; and
•	Mr. Larson will be paid a severance amount of $207,000 if his employment is terminated at the end of his employment agreement or without cause.

Mark J. Pykett, V.M.D., Ph.D.

Employment Agreement.  Mark Pykett is employed under an employment agreement effective April 15, 2011, and terminating on the earlier of: (1) 36 months from April 15, 2011, in the event that Dr. Pykett relocates his principal residence to the greater Columbus, Ohio metropolitan area within 9 months of April 15, 2011; or (2) 18 months from April 15, 2011, in the event that Dr. Pykett does not relocate his principal residence to the greater Columbus, Ohio metropolitan area within 9 months of April 15, 2011. The employment agreement provides for an annual base salary of $375,000. For the calendar year ending December 31, 2011, the CNG Committee has determined that the maximum bonus payment to Dr. Pykett will be $112,500, pro-rated to reflect the number of weeks during the 2011 calendar year in which the Company employed Dr. Pykett as President and Chief Executive Officer.

The terms of Dr. Pykett’s employment agreement are substantially identical to Mr. Blair’s employment agreement, except that:

•	If a change in control occurs with respect to our Company and the employment of Dr. Pykett is concurrently or subsequently terminated, then Dr. Pykett will be paid a severance payment of $937,500; and
•	If his employment is terminated at the end of his employment agreement or without cause, Dr. Pykett will be paid a severance amount of $750,000 in the event that Dr. Pykett has relocated his principal residence to the greater Columbus, Ohio metropolitan area within 9 months of April 15, 2011, or $468,750 in the event that such relocation has not occurred by the required time.

Relocation Agreement.  The Relocation Agreement provides for the Company to reimburse Dr. Pykett in an aggregate amount not to exceed $75,000, for certain costs associated with the relocation of his primary residence to the greater Columbus, Ohio metropolitan area, including: (1) up to $20,000 to cover the reasonable costs of moving Dr. Pykett’s and his immediate family’s household goods and other personal property; (2) reasonable costs associated with temporary housing; (3) reasonable hotel and travel costs incurred by Dr. Pykett and his immediate family in traveling to and from the greater Columbus, Ohio metropolitan area if incurred pursuant to Dr. Pykett’s search for a new primary residence; (4) reasonable closing costs and other sale- related costs for the sale of Dr. Pykett’s existing primary residence, and closing costs for Dr. Pykett’s purchase of a new primary residence; and (5) up to $20,000 for actual loss incurred on the sale of Dr. Pykett’s current primary residence.

Compensation of Directors

Each non-employee director received an annual cash retainer of $25,000 and earned an additional $2,500 per board meeting attended in person or $500 per telephonic board meeting during the fiscal year ended December 31, 2010. The Chairmen of the Company’s Board of Directors and Audit Committee each received an additional annual retainer of $10,000 for their services in those capacities during 2010. Members of the Executive Committee each received an additional annual retainer of $5,000 for their services on the committee. Members of all committees of the Company’s Board of Directors earned an additional $500 per committee meeting, whether attended in person or telephonically. We also reimbursed non-employee directors for travel expenses for meetings attended during 2010.

Upon election to the Board of Directors at the Company’s Annual Meeting on July 16, 2010, Brendan A. Ford and Eric K. Rowinsky, M.D. each received 30,000 shares of restricted stock as a part of the Company’s annual stock incentive grants, in accordance with the provisions of the Neoprobe Corporation Second Amended and Restated 2002 Stock Incentive Plan. The restricted stock granted will vest upon the approval of a New Drug Application for Lymphoseek by the United States Food and Drug Administration or the approval of marketing authorization for Lymphoseek by the European Medicines Agency. The aggregate number of equity awards outstanding at May 31, 2011 for each director is set forth in the footnotes to the beneficial ownership table provided in the section entitled “Securities Ownership of Certain Beneficial Owners and Management.” Directors who are also officers or employees of Neoprobe do not receive any compensation for their services as directors.

The following table sets forth certain information concerning the compensation of non-employee Directors for the fiscal year ended December 31, 2010.

Name	(a) Fees Earned or Paid in Cash	(b) Option Awards	(c) Restricted Stock Awards	Total Compensation
Carl J. Aschinger, Jr.	$57,000	$—	$—	$57,000
Reuven Avital(d)	18,500	—	—	18,500
Kirby I. Bland, M.D.(e)	34,500	—	—	34,500
Brendan A. Ford	24,500	—	57,570	82,070
Owen E. Johnson, M.D.	37,000	—	—	37,000
Fred B. Miller	56,500	—	—	56,500
Eric K. Rowinsky, M.D.	19,000	—	57,570	76,570
Gordon A. Troup	46,500	—	—	46,500
J. Frank Whitley, Jr.(d)	18,000	—	—	18,000

(a)	Amount represents fees earned during the fiscal year ended December 31, 2010 (i.e., the year to which the service relates). Quarterly retainers and meeting attendance fees are paid during the quarter following the quarter in which they are earned.
(b)	Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of stock option awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.
(c)	Amount represents the aggregate grant date fair value in accordance with FASB ASC Topic 718. Assumptions made in the valuation of restricted stock awards are disclosed in Note 1(e) of the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.
(d)	Messrs. Avital and Whitley retired from our Board of Directors effective July 16, 2010, the date of the 2010 Annual Meeting.
(e)	Dr. Bland resigned from our Board of Directors effective December 1, 2010.

Outstanding Equity Awards of Non-Employee Directors at Fiscal Year End

The following table presents certain information concerning outstanding equity awards held by the non-employee directors as of December 31, 2010.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration Date	Note	Number of Unearned Shares	Market Value of Unearned Shares (o)	Note
Name	Exercisable	Unexercisable
Carl J. Aschinger, Jr.	40,000	—	$0.49	7/28/2014	(e)	30,000	$61,800	(m)
	40,000	—	$0.68	2/15/2015	(f)
	30,000	—	$0.26	12/27/2015	(g)
	20,000	—	$0.27	12/15/2016	(h)
	10,000	—	$0.36	1/3/2018	(j)
	10,000	—	$0.59	1/5/2019	(l)
Brendan A. Ford	—	—				30,000	$61,800	(n)
Owen E. Johnson, M.D.	20,000	—	$0.35	7/27/2017	(i)	30,000	$61,800	(m)
	10,000	—	$0.36	1/3/2018	(j)
	10,000	—	$0.59	1/5/2019	(l)
Fred B. Miller	25,000	—	$0.42	1/7/2012	(a)	30,000	$61,800	(m)
	20,000	—	$0.14	1/15/2013	(b)
	40,000	—	$0.30	1/7/2014	(c)
	40,000	—	$0.50	3/8/2014	(d)
	60,000	—	$0.68	2/15/2015	(f)
	30,000	—	$0.26	12/27/2015	(g)
	20,000	—	$0.27	12/15/2016	(h)
	10,000	—	$0.362	1/3/2018	(j)
	10,000	—	$0.59	1/5/2019	(l)
Eric K. Rowinsky, M.D.	—	—				30,000	$61,800	(n)
Gordon A. Troup	10,000	—	$0.63	7/29/2018	(k)	30,000	$61,800	(m)
	10,000	—	$0.59	1/5/2019	(l)

(a)	Options were granted 1/7/2002 and vested on the first anniversary of the date of grant.
(b)	Options were granted 1/15/2003 and vested on the first anniversary of the date of grant.
(c)	Options were granted 1/7/2004 and vested on the first anniversary of the date of grant.
(d)	Options were granted 3/8/2004 and vested on the first anniversary of the date of grant.
(e)	Options were granted 7/28/2004 and vested on the first anniversary of the date of grant.
(f)	Options were granted 2/15/2005 and vested on the first anniversary of the date of grant.
(g)	Options were granted 12/27/2005 and vested on the first anniversary of the date of grant.
(h)	Options were granted 12/15/2006 and vested on the first anniversary of the date of grant.
(i)	Options were granted 7/27/2007 and vested on the first anniversary of the date of grant.
(j)	Options were granted 1/3/2008 and vested on the first anniversary of the date of grant.
(k)	Options were granted 7/29/2008 and vested on the first anniversary of the date of grant.
(l)	Options were granted 1/5/2009 and vested on the first anniversary of the date of grant.
(m)	Restricted shares granted 12/1/2009. Pursuant to the terms of Restricted Stock Agreements between the Company and each grantee, the restricted shares will vest upon the approval of a New Drug Application (NDA) for Lymphoseek by the United States Food and Drug Administration (FDA). If the employment of a grantee with the Company is terminated before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreements all restricted shares that have not vested at the effective date of such grantee’s termination shall immediately be forfeited by the grantee.

(n)	Restricted shares granted 7/16/2010. Pursuant to the terms of Restricted Stock Agreements between the Company and each grantee, the restricted shares will vest upon the approval of a NDA for Lymphoseek by FDA. If the employment of a grantee with the Company is terminated before all of the restricted shares have vested, then pursuant to the terms of the Restricted Stock Agreements all restricted shares that have not vested at the effective date of such grantee’s termination shall immediately be forfeited by the grantee.
(o)	Estimated by reference to the closing market price of the Company’s Common Stock on December 31, 2010, pursuant to Instruction 3 to Item 402(p)(2) of Regulation S-K. The closing price of the Company’s Common Stock on December 31, 2010, was $2.06.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to our directors, officers and all employees. The code of business conduct and ethics is posted on our website at www.neoprobe.com. The code of business conduct and ethics may be also obtained free of charge by writing to Neoprobe Corporation, Attn: Chief Financial Officer, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In July 2007, David C. Bupp, our President and CEO, and certain members of his family (the Bupp Investors) purchased a $1.0 million convertible note (the Bupp Note) and warrants. The note bore interest at 10% per annum, had an original term of one year and was repayable in whole or in part with no penalty. The note was convertible, at the option of the Bupp Investors, into shares of our common stock at a price of $0.31 per share. As part of this transaction, we issued the Bupp Investors Series V Warrants to purchase 500,000 shares of our Common Stock at an exercise price of $0.31 per share, expiring in July 2012. In connection with the Securities Purchase Agreement by and between the Company and Platinum-Montaur Life Sciences, LLC (Montaur), dated as of December 26, 2007 (the Montaur Purchase Agreement), the term of the $1.0 million Bupp Note was extended to December 31, 2011. In consideration for the Bupp Investors’ agreement to extend the term of the Bupp Note pursuant to an Amendment to the Bupp Purchase Agreement, dated December 26, 2007, we agreed to provide security for the obligations evidenced by the Amended 10% Convertible Note in the principal amount of $1,000,000, due December 31, 2011, executed by Neoprobe in favor of the Bupp Investors (the Amended Bupp Note), under the terms of a Security Agreement, dated December 26, 2007, by and between Neoprobe and the Bupp Investors (the Bupp Security Agreement). This security interest was subordinate to the security interest of Montaur. As further consideration for extending the term of the Bupp Note, we issued the Bupp Investors an additional 500,000 Series V warrants to purchase our Common Stock at an exercise price of $0.32 per share, expiring in December 2012. In June 2010, we entered into a Securities Exchange Agreement with the Bupp Investors, pursuant to which the Bupp Investors exchanged the Amended Bupp Note for 1,000 shares of Series C Convertible Preferred Stock (the Series C Preferred Stock), convertible into 3,226,000 shares of Common Stock. The Series C Preferred Stock has a 10% dividend rate, payable quarterly, and participates equally with our Common Stock in liquidation proceeds based upon the number of shares of Common Stock into which the Series C Preferred Stock is then convertible. As a result of this exchange transaction, all security interests in the Company’s assets held by the Bupp Investors were extinguished. The largest amount of principal outstanding under the Amended Bupp Note during the fiscal year ended December 31, 2010, was $1 million. We made interest payments due under the Amended Bupp Note totaling $48,611 during the fiscal year ended December 31, 2010, but did not make any payments of principal.

In December 2007, we entered into the Montaur Purchase Agreement, pursuant to which we issued Montaur a 10% Series A Convertible Senior Secured Promissory Note in the principal amount of $7,000,000, due December 26, 2011 (the Series A Note) and a five-year Series W Warrant to purchase 6,000,000 shares of our Common Stock, $.001 an exercise price of $0.32 per share. At the time of issuance, Montaur had the right to convert $3.5 million of the Series A Note into shares of our Common Stock at the conversion price of $0.26 per share. The Montaur Purchase Agreement also provided for two further tranches of financing, a second tranche of $3 million in exchange for a 10% Series B Convertible Senior Secured Promissory Note along with a five-year Series X Warrant to purchase shares of our Common Stock, and a third tranche of $3 million in exchange for 3,000 shares of our 8% Series A Cumulative Convertible Preferred Stock and a five-year Series Y Warrant to purchase shares of our Common Stock. Closings of the second and third tranches were subject to the satisfaction by the Company of certain milestones related to the progress of the Phase 3 clinical trials of our Lymphoseek radiopharmaceutical product.

In April 2008, following our receipt of clearance from FDA to commence a Phase 3 clinical trial for Lymphoseek in patients with breast cancer or melanoma, we amended the Montaur Purchase Agreement provisions related to the second tranche and issued Montaur a 10% Series B Convertible Senior Secured Promissory Note in the principal amount of $3,000,000, also due December 26, 2011 (the Series B Note, and hereinafter referred to collectively with the Series A Note as the Montaur Notes), and a five-year Series X Warrant to purchase 8,333,333 shares of our Common Stock at an exercise price of $0.46 per share. At the time of issuance, Montaur had the right to convert the Series B Note into shares of our Common Stock at the conversion price of $0.36 per share. Provided we satisfied certain conditions stated therein, we had the right to elect to make payments of interest due under the Montaur Notes in registered shares of our Common Stock. If we chose to make interest payments in shares of Common Stock, the number of shares of Common Stock to be applied against any such interest payment was to be determined by reference to the quotient of (a) the applicable interest payment divided by (b) 90% of the average daily volume weighted average price of our Common Stock on the OTCBB (or national securities exchange, if applicable) as reported by Bloomberg Financial L.P. for the five days upon which our Common Stock was traded on the OTCBB immediately preceding the date of the interest payment.

In December 2008, after we obtained 135 vital blue dye lymph nodes from patients who had completed surgery and the injection of the drug in a Phase 3 clinical trial of Lymphoseek in patients with breast cancer or melanoma, we issued Montaur 3,000 shares of our 8% Series A Cumulative Convertible Preferred Stock (the Preferred Stock) and a five-year Series Y Warrant (hereinafter referred to collectively with the Series W Warrant and Series X Warrant as the Montaur Warrants) to purchase 6,000,000 shares of our common stock, at an exercise price of $0.575 per share, also for an aggregate purchase price of $3,000,000. At the time of issuance, Montaur had the right to convert each share of the Preferred Stock into a number of shares of our Common Stock equal to the quotient of (a) the Liquidation Preference Amount of the shares of Preferred Stock by (b) the Conversion Price. The “Liquidation Preference Amount” for the Preferred Stock was $1,000 and the “Conversion Price” of the Preferred Stock was set at $0.50 on the date of issuance, thereby making the shares of Preferred Stock convertible into an aggregate 6,000,000 shares of our Common Stock, subject to adjustment as described in the Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 8% Cumulative Convertible Preferred Stock. We had the right to elect to pay dividends due to Montaur on the shares of Preferred Stock in registered shares of our Common Stock. The number of shares of Common Stock to be applied against any such dividend payment was to be determined by reference to the quotient of (a) the applicable dividend payment by (b) 90% of the average daily volume weighted average price of our Common Stock on the OTCBB (or national securities exchange, if applicable) as reported by Bloomberg Financial L.P. for the five days upon which our Common Stock was traded on the OTCBB immediately preceding the date of the dividend payment.

In July 2009, we entered into a Securities Amendment and Exchange Agreement with Montaur, pursuant to which Montaur agreed to the amendment and restatement of the terms of the Montaur Notes, the Preferred Stock, and the Montaur Warrants. The Series A Note was amended to grant Montaur conversion rights with respect to the $3.5 million portion of the Series A Note that was previously not convertible. The newly convertible portion of the Series A Note was convertible into 3,600,000 shares of our Common Stock at $0.9722 per share. The amendments also eliminated certain price reset features of the Montaur Notes, the Preferred Stock and the Montaur Warrants that had created significant non-cash derivative liabilities on the Company’s balance sheet. In conjunction with this transaction, we issued Montaur a Series AA Warrant to purchase 2.4 million shares of our Common Stock at an exercise price of $0.97 per share, expiring in July 2014. The change in terms of the Montaur Notes, the Preferred Stock and the Montaur Warrants was treated as an extinguishment of debt for accounting purposes. Following the extinguishment, the Company’s balance sheet reflected the face value of the $10 million due to Montaur pursuant to the Montaur Notes. In connection with this transaction, Montaur exercised 2,844,319 Series Y Warrants in exchange for issuance of 2,844,319 shares of our Common Stock, resulting in gross proceeds of $1,635,483 received in July 2009.

Montaur also exercised their remaining 3,155,681 Series Y Warrants in exchange for issuance of 3,155,681 shares of our Common Stock, resulting in additional gross proceeds of $1,814,517 received in September 2009.

In June 2010, we entered into a Securities Exchange Agreement with Montaur, pursuant to which Montaur exchanged the Montaur Notes and the Series A Preferred Stock for 10,000 shares of Series B Convertible Preferred Stock (the Series B Preferred Stock), convertible into 32,700,000 shares of common stock. The Series B Preferred Stock is convertible at the option of Montaur, carries no dividend requirements and participates equally with our common stock in liquidation proceeds based upon the number of common shares into which the Series B Preferred Stock is then convertible. As consideration for the exchange, Neoprobe issued additional Series B Preferred Stock which is convertible into 1.3 million shares of common stock. The exchange of the Montaur Notes and the Series A Preferred Stock were treated as extinguishments for accounting purposes. As a result of this exchange transaction, all security interests in the Company’s assets held by Montaur were extinguished. In May 2011, Montaur converted 917 shares of the Series B Preferred stock into 2,998,590 shares of our Common Stock. After completion of the conversion, Montaur holds 9,083 shares of the Series B Preferred stock, convertible into 29,701,410 shares of our Common Stock.

The largest amount of principal outstanding under the Montaur Notes during the fiscal year ended December 31, 2010, was $10 million. We made interest payments due under the Montaur Notes totaling $500,000, in cash and Company stock, during the fiscal year ended December 31, 2010, but did not make any payments of principal.

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions, including the Sarbanes-Oxley Act of 2002. A related person is an executive officer, director or more than 5% stockholder of Neoprobe, including any immediate family members, and any entity owned or controlled by such persons. The Audit Committee of our Board of Directors is charged with establishing procedures for reviewing and approving related party transactions under the Audit Committee Charter. Our Board of Directors (excluding any interested director) is charged with reviewing and approving all related-person transactions, and a special committee of our Board of Directors is established to negotiate the terms of such transactions, subject to the standards of our written Code of Business Conduct and Ethics. In considering related-person transactions, our Board of Directors takes into account all relevant available facts and circumstances.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2010, except for Carl Aschinger, who had one late Form 4 filing related to Company stock that he purchased on the open market in December 2010.

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees.  The aggregate fees billed and expected to be billed for professional services rendered by BDO USA, LLP for the audit of the Company’s annual consolidated financial statements for the 2010 fiscal year, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2010 fiscal year, consents related to the Company’s registration statements filed during the 2010 fiscal year, and consulting services related to the Company’s modification of certain debt and equity instruments during the 2010 fiscal year were $267,171 (including direct engagement expenses). The aggregate fees billed and expected to be billed for professional services rendered by BDO USA, LLP for the audit of the Company’s annual consolidated financial statements for the 2009 fiscal year, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2009 fiscal year, consents related to the Company’s registration statements filed during the 2009 fiscal year, and consulting services related to the Company’s modification of certain debt and equity instruments during the 2009 fiscal year were $183,400 (including direct engagement expenses).

Audit-Related Fees.  No fees were billed by BDO USA, LLP for audit-related services for the 2010 or 2009 fiscal years.

Tax Fees.  The aggregate fees billed and expected to be billed for tax-related services rendered by BDO USA, LLP during the 2010 fiscal year were $23,410 (including direct engagement expenses). No fees were billed by BDO USA, LLP for tax-related services for the 2009 fiscal year.

All Other Fees.  No fees were billed by BDO USA, LLP for services other than the audit, audit-related and tax services for the 2010 or 2009 fiscal years.

Pre-Approval Policy.  The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

COST OF SOLICITATION OF PROXIES

We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

GOVERNANCE MATERIALS AVAILABLE ON OUR WEBSITE

Stockholders may find the following information on the Company’s website at www.neoprobe.com.

•	Neoprobe’s Code of Business Conduct and Ethics
•	Management and Board of Director biographies
•	Information regarding securities transactions by directors and officers
•	Standing Committee Charters for Audit Committee and Compensation and Nominating and Governance Committee

STOCKHOLDER PROPOSALS

A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2012 must be received by the Company before [•], at its executive offices, Attention: Brent Larson. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2012 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after [•].

A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of our Bylaws. A copy of these procedures is available upon request from the Company at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367, Attention: Brent Larson. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2012 Annual Meeting, notice of the nomination must be delivered to the Company’s executive offices, Attention: Brent Larson, before [•].

OTHER BUSINESS

The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION;
INCORPORATION BY REFERENCE

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. The Company’s filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated [•], 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

This proxy statement contains a description of representations and warranties made in the Asset Purchase Agreement. Representations and warranties are also set forth in the Asset Purchase Agreement, which is attached as Appendix A to this proxy. The assertions embodied in those representations and warranties were made solely for purposes of such contract or other documents and solely for the benefit of the parties to such contract or other documents as of specific dates, may be subject to important qualifications and limitations agreed to by the contacting parties (including the Company and Buyer) in connection with negotiating the terms of such contract and documents and may not be complete. Moreover, these representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, you should not rely upon the descriptions of representations and warranties contained in this proxy statement or the actual representations and warranties contained in the Asset Purchase Agreement and other documents as statements of factual information.

The SEC allows us to incorporate by reference certain information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. To the extent permitted, information that we file later with the SEC, prior to the closing of the Asset Sale, will automatically update and supersede the previously filed information and be incorporated by reference into this proxy statement.

We may incorporate by reference any documents that are filed with the SEC between the date of this proxy statement and prior to the date of the Annual Meeting. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act). The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Annual Meeting:

•	Annual Report on Form 10-K for the year ended December 31, 2010;
•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2011;
•	Current Report on Form 8-K, dated June 10, 2011;
•	Current Report on Form 8-K, dated June 9, 2011;
•	Current Report on Form 8-K, dated June 8 2011;
•	Current Report on Form 8-K, dated June 6, 2011;
•	Current Report on Form 8-K, dated May 27, 2011;

•	Current Report on Form 8-K, dated April 18, 2011; and
•	Current Report on Form 8-K, dated April 1, 2011.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the envelope provided or vote through the Internet or by telephone as described in the enclosed proxy card.

CONFIDENTIAL TREATMENT — Asterisked material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Appendix A

Explanatory Note: This Asset Purchase Agreement is included as an appendix to the Neoprobe Corporation Proxy Statement filed July 6, 2011, to provide information concerning its terms. Except for its status as the agreement between the parties with respect to the transaction described therein, it is not intended to provide factual information about the parties. The representations and warranties contained in the Asset Purchase Agreement were made only for purposes of such agreement, and as of specific dates, were solely for the benefit of the contracting parties, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures between them. These representations and warranties were also made for the purpose of allocating contractual risk between the contracting parties instead of establishing them as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, they should not be relied upon by investors as statements of factual information.

Asset Purchase Agreement

by and between

Devicor Medical Products, Inc.

and

Neoprobe Corporation

Dated as of May 24, 2011

*Asterisked material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

i

Table of Schedules and Exhibits

Schedule
1.16	Business Employees
1.18	Business Financial Statements
1.72	Permitted Liens
1.75	Products
1.89	Seller’s Knowledge
2.1(j)	Purchased Assets: Neoprobe Marks
2.1(l)	Purchased Assets: Additional Specific Assets
2.2(j)	Excluded Assets: Additional Specific Assets
2.3(b)	Assumed Contracts
2.6(a)	Aggregate Consideration Adjustment: Accounting Principles
2.8	Allocation of Aggregate Purchase Price
2.9	Royalty Payments
6.10	Required Consents
8.4(a)	Wire Instructions

Exhibit
1.105	Voting Agreement
4.5(b)	Commitment Letters

*Asterisked material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Asset Purchase Agreement

This Asset Purchase Agreement (this “Agreement”) is entered into as of this 24th day of May, 2011, by and between Devicor Medical Products, Inc., a Delaware corporation (“Buyer”), and Neoprobe Corporation, a Delaware corporation (“Seller”). Capitalized terms are defined in Article 1.

RECITALS

WHEREAS, Seller is engaged in the business of distributing, marketing, selling and servicing medical devices, including handheld gamma radiation detection devices used in the diagnosis or identification of cancer in human beings;

WHEREAS, Seller desires to sell, and Buyer desires to purchase, the Purchased Assets, and Seller desires to assign, and Buyer desires to assume from Seller, the Assumed Liabilities, in each case, on the following terms and conditions; and

WHEREAS, concurrently with the execution of this Agreement, Buyer and certain stockholders of Seller are entering into the Voting Agreement pursuant to which such stockholders have agreed, inter alia, to vote in favor of the approval and adoption of this Agreement and the Transition Services Agreement and the transactions contemplated hereby and thereby.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, representations, warranties, conditions, and agreements hereinafter expressed, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

Without limiting the effect of any other terms defined in the text of this Agreement, the following words shall have the meaning given them in this Article 1.

1.1. “Accountant” means Ernst & Young or such other certified public accountant at a national accounting firm that has no material relationship with any of the Parties as the Parties may mutually agree upon.

1.2. “Accounts Payable” means the trade accounts payable of Seller relating to the Business incurred in the Ordinary Course consistent with past practices.

1.3. “Accounts Receivable” means all accounts receivable and other rights to payment from customers of the Business.

1.4. “Acquisition Transaction” has the meaning set forth in Section 6.5.

1.5. “Action” has the meaning set forth in Section 3.8.

1.6. “Affiliate” means with respect to any Person, any other Person which is controlling, controlled by, or under common control with, directly or indirectly through any Person, the Person referred to, and, if the Person referred to is a natural person, any member of such Person’s immediate family. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”) as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, Platinum-Montaur Life Sciences, LLC shall not be deemed an Affiliate of Seller.

1.7. “Aggregate Consideration” has the meaning set forth in Section 2.5.

1.8. “Agreement” has the meaning set forth in the first paragraph hereof.

1.9. “Annual Royalty Amount” has the meaning set forth in Section 2.9(a).

1.10. “Assets” means all assets, properties and rights of every kind (whether tangible or intangible), including real property and personal property, Contracts and Intellectual Property.

1.11. “Assumed Contracts” has the meaning set forth in Section 2.3(b).

1.12. “Assumed Liabilities” has the meaning set forth in Section 2.3.

1.13. “Board Recommendation” has the meaning set forth in Section 3.31.

1.14. “Business” means the business of developing, commercializing, distributing, marketing, selling and servicing of medical devices used in the diagnosis or treatment of cancer in human beings, but does not include Seller’s businesses (i) of distributing, marketing, selling and servicing blood flow monitoring devices, (ii) of developing, commercializing, marketing, distributing and selling biologics or pharmaceuticals, or (iii) of developing and commercializing personalized cell processing technology; or (iv) that require the use of any asset described in Section 2.2(c).

1.15. “Business Day” means any day which is not a Saturday, Sunday or a day on which banks in Cincinnati, Ohio are required or permitted to be closed.

1.16. “Business Employees” means each employee of Seller set forth on Schedule 1.16.

1.17. “Business IP” has the meaning set forth in Section 3.13(a).

1.18. “Business Financial Statements” means the unaudited statement of gross profit of the Business and schedule of net assets of the Business for fiscal years ended December 31, 2009 and 2010, attached hereto as Schedule 1.18.

1.19. “Buyer” has the meaning set forth in the first paragraph hereof.

1.20. “Buyer Indemnified Persons” has the meaning set forth in Section 9.1(a).

1.21. “Cash Payment” has the meaning set forth in Section 2.5.

1.22. “Closing” means the consummation of the transactions contemplated by this Agreement.

1.23. “Closing Balance Sheet” has the meaning set forth in Section 2.6(a).

1.24. “Closing Date” means the date of the third Business Day after satisfaction of the conditions to Closing set forth in Article 7 and Article 8 (other than any such conditions that are to be satisfied at Closing), or such other date as the Parties may mutually agree upon in writing.

1.25. “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

1.26. “Code” means the Internal Revenue Code of 1986, as amended.

1.27. “Contract” means any contract, agreement, indenture, evidence of indebtedness, binding commitment or instrument or open purchase order, written or oral, express or implied.

1.28. “DGCL” means the Delaware General Corporation Law, as amended.

1.29. “Distribution Agreement” has the meaning set forth in Section 6.7(a).

1.30. “Debt” means: either (a) any liability of Seller (i) for borrowed money (including the unpaid principal thereof and accrued interest thereon), or (ii) under any reimbursement obligation relating to a letter of credit, bankers’ acceptance or note purchase facility, or (iii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation), or (iv) for the payment of money relating to leases that are required to be classified as capitalized lease obligations in accordance with GAAP, or (v) for all or any part of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), including any “earnout” or similar payments incurred in connection with a business acquisition or any non-compete payments, or (vi) under any interest rate swap, hedging or similar arrangements incurred in connection with the repayment of any item of Debt, or (b) any liability described in the preceding clause (a) of other persons that Seller has guaranteed, that is recourse to Seller or any of its assets or that is otherwise its legal liability or that is secured in whole or in part by the assets of Seller. For purposes of this Agreement, Debt includes any and all accrued interest, success fees, prepayment premiums, make-whole premiums or penalties associated with the prepayment of any of liabilities described in clause (a) and (b) of this definition.

1.31. “Effective Time” means the effective time of the Closing, which shall be deemed to be as of 12:01 a.m. Eastern Time on the Closing Date.

1.32. “Environmental Claim” means any third party (including private parties, Governmental Authorities and employees of Governmental Authorities) action, lawsuit, claim or proceeding relating to the current or previous operations of the Business which alleges potential liability for (i) noise; (ii) odor; (iii) mold; (iv) pollution or contamination of the air, surface water, groundwater or land; (v) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation; (vi) Hazardous Materials handling, treatment, storage, disposal or transportation; (vii) exposure to hazardous or toxic substances; (viii) non-compliance with the Toxic Substances Control Act; or (ix) non-compliance with any Environmental Legal Requirement. An “Environmental Claim” includes, without limitation, a proceeding to terminate a permit or license to the extent (and only to the extent) that such a proceeding attempts to redress violations of the applicable permit, license, or Legal Requirement as alleged by any applicable Governmental Authority.

1.33. “Environmental Legal Requirement” means all past, present, and future applicable laws, statutes, enactments, orders, regulations, rules and ordinances of any Governmental Authority relating to pollution or protection of human health, safety, the environment, natural resources or laws relating to releases or threatened releases of Hazardous Materials into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, release, transport or handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Occupational Safety and Health Act.

1.34. “Equipment” has the meaning set forth in Section 3.11.

1.35. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

1.36. “ERISA Affiliate” has the meaning set forth in Section 3.21(a).

1.37. “Excluded Assets” has the meaning set forth in Section 2.2.

1.38. “Excluded Liabilities” has the meaning set forth in Section 2.4.

1.39. “FDA” means the U.S. Food and Drug Administration.

1.40. “Financial Statements” means the audited consolidated financial statements and unaudited interim consolidated financial statements of Seller referenced in Section 3.3(a).

1.41. “Fundamental Reps” has the meaning set forth in Section 9.3.

1.42. “GAAP” means U.S. generally accepted accounting principles.

1.43. “Governmental Authority” means any (i) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal); (iv) multinational organization or body; or (v) Person exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing or arbitral authority or power of any nature.

1.44. “Hazardous Materials” means hazardous, toxic, infectious or radioactive substances, chemicals, materials or wastes defined as hazardous under any Environmental Legal Requirement.

1.45. “Indemnified Losses” has the meaning set forth in Section 9.1(a).

1.46. “Indemnifying Party” has the meaning set forth in Section 9.3.

1.47. “Injured Party” has the meaning set forth in Section 9.4.

1.48. “Intellectual Property” means (i) Patents, (ii) Trademarks, (iii) Trade Names, (iv) rights in trade dress and packaging, (v) shop rights, (vi) copyrights and copyright registrations and applications for registration, (vii) inventions and invention disclosures, (viii) trade secrets, (ix) domain name registrations, (x) utility models, (xi) rights in industrial designs, (xii) software, (xiii) Know-how, and (xiv) all other intellectual property rights, whether granted or registered or not, in each case wherever such rights exist throughout the world, and including the right to recover for any past infringement, misappropriation or other violations thereof.

1.49. “Inventory” means all inventory, including raw materials, packaging supplies, spare parts, work-in-process or finished goods, that are primarily used in or held for use in, or necessary for, the operation of the Business, whether stored at a location of Seller or stored at a third-party location.

1.50. “IRCA” means the Immigration Reform and Control Act of 1986 and the rules and regulations thereunder, as amended from time to time.

1.51. “Know-how” means any technical and business information primarily relating to the operation of the Business, including but not limited to invention records, research records and reports, development reports, experimental and other engineering reports, formulae, processes, business methods, product designs, specifications, quality control procedures, gauging and measuring procedures, manufacturing, engineering and other drawings and photographs, computer data bases and software, technical information, safety information, engineering data, design and engineering specifications, market surveys and all promotional literature, non-public information and materials, customer and supplier lists and similar data.

1.52. “Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, Order, edict, decree, proclamation, treaty, convention, rule, regulation, permit, ruling, directive, pronouncement, requirement (licensing or otherwise), specification, determination, decision, opinion or interpretation that is, has been or may in the future be issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

1.53. “Liability” or “Liabilities” means all Debts, adverse claims, liabilities and/or obligations, direct, indirect, absolute or contingent, whether accrued, vested or otherwise and whether or not reflected or required to be reflected on the financial statements of a Person.

1.54. “Lien” means any lien, security interest, mortgage, indenture, deed of trust, pledge, charge, adverse claim, easement, restriction or other encumbrance.

1.55. “Losses” has the meaning set forth in Section 9.1(a).

1.56. “Material Adverse Effect” means a material adverse effect on the Purchased Assets, Assumed Liabilities or the financial condition or results of operations of the Business; provided, however, that none of the following by themselves shall be deemed to be a Material Adverse Effect: (a) general changes in the U.S. economy but only to the extent not disproportionately affecting the Business, the Purchased Assets or the Assumed Liabilities; (b) general changes in the industry in which the Business operates but only to the extent not disproportionately affecting the Business, the Purchased Assets or the Assumed Liabilities; (c) changes resulting from any announcement by Seller of its intention to sell the Business; and (d) any change resulting from compliance by Seller with the terms of, or the taking of any action contemplated by, this Agreement or the Transition Services Agreement.

1.57. “Maximum Collar Amount” has the meaning set forth in Section 2.6(d).

1.58. “Minimum Collar Amount” has the meaning set forth in Section 2.6(d).

1.59. “Neoprobe Marks” has the meaning set forth in Section 2.1(j).

1.60. “Net Working Capital” the amount calculated by subtracting the current liabilities of Seller included in the Assumed Liabilities from the current assets of Seller included in the Purchased Assets, as determined in accordance with GAAP consistent with the past practices of Seller as presented in the financial materials delivered to Buyer, consistently applied.

1.61. “Notice of Claim” has the meaning set forth in Section 9.4.

1.62. “Notice of Dispute” means a written notice by Seller to Buyer delivered pursuant to (a) Section 2.6, specifying in reasonable detail all points of disagreement with Net Working Capital reflected on the Closing Balance Sheet prepared by Buyer or (b) Section 2.9, specifying in reasonable detail all points of disagreement with Buyer’s calculation of the Annual Royalty Amount.

1.63. “Other Products” has the meaning set forth in Section 6.7(b).

1.64. “Order” means any judgment, order, writ, injunction, or decree of any court or other Governmental Authority.

1.65. “Ordinary Course” means, with respect to the Business, only the ordinary course of commercial operations customarily engaged in by Seller consistent with industry norms and Seller’s prior practices, and specifically does not include (a) any activity (i) involving the purchase or sale of Seller, its assets or of any product line or business unit thereof, (ii) involving modification or adoption of any Plan or (iii) which requires approval by the directors or shareholders of Seller, or (b) the incurrence of any Liability for any tort or any breach or violation of or default under any Contract or Legal Requirement.

1.66. “Part” means a part or section of the Seller Disclosure Letter.

1.67. “Party” means each of Buyer and Seller.

1.68. “Patents” means all pending, abandoned, expired, completed, and issued U.S. and foreign patent applications and patents therefor (including all reissues, re-examinations, divisions, continuations, continuations-in-part and extensions thereof, foreign equivalence thereto, provisional and non-provisional applications, including Patent Cooperative Treaty (PCT) and regional patent applications), as well as all files and documents relating to any of the foregoing.

1.69. “PBGC” means the Pension Benefit Guaranty Corporation.

1.70. “Pre-Closing Straddle Period” has the meaning set forth in Section 6.2(b).

1.71. “Performance Period” has the meaning set forth in Section 2.9(a).

1.72. “Permitted Liens” means, collectively, (a) Liens that are specifically disclosed on Schedule 1.72, (b) Liens for Taxes not yet due and payable, and (c) liens for mechanics, materialmen, laborers, employees, suppliers or similar liens arising by operation of law for amounts which are owed, but not yet delinquent.

1.73. “Person” means and shall include a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof) and shall be construed broadly.

1.74. “Plan” means (i) any agreement, arrangement, plan, or policy, whether or not written and whether or not considered legally binding, that involves (A) any pension, retirement, profit sharing, deferred compensation, bonus, stock option, stock purchase, phantom stock, health, welfare, or incentive plan; or (B) welfare or “fringe” benefits, including without limitation vacation, severance, disability, medical, hospitalization, dental, life and other insurance, tuition, company car, club dues, sick leave, maternity, paternity or family leave, or other benefits; or (ii) any employment, consulting, engagement, or retainer agreement or arrangement.

1.75. “Product” or “Products” means instruments, devices and related accessories developed, manufactured, marketed or sold by (or on behalf of) the Business, including but not limited to the instruments, devices and accessories set forth on Schedule 1.75.

1.76. “Proxy Statement” means a proxy statement relating to the Stockholder Meeting, as may be amended or supplemented from time to time.

1.77. “Purchased Assets” has the meaning set forth in Section 2.1.

1.78. “QSR” has the meaning set forth in Section 3.15(g).

1.79. “Required Consents” has the meaning set forth in Section 6.10.

1.80. “Restrictive Period” has the meaning set forth in Section 5.1(a).

1.81. “Royalty Amount” has the meaning set forth in Section 2.9(a).

1.82. “SEC” means the United States Securities and Exchange Commission.

1.83. “SEC Reports” means the periodic reports filed by Seller under Section 13(a) of the Securities Exchange Act of 1934.

1.84. “Seller” has the meaning set forth in the first paragraph hereof.

1.85. “Seller Adverse Recommendation Change” has the meaning set forth in Section 6.4(b).

1.86. “Seller Disclosure Schedule” has the meaning defined in the initial paragraph of Article 3.

1.87. “Seller Withdrawal Recommendation” has the meaning set forth in Section 6.4(b).

1.88. “Seller’s Board” has the meaning set forth in Section 3.31.

1.89. “Seller’s Knowledge” means (i) the actual awareness of a particular fact by any of the individuals set forth on Schedule 1.89, and (ii) knowledge that would reasonably be expected to have been acquired by any of the individuals set forth on Schedule 1.89 after a commercially reasonable inquiry and investigation. The words “know,” “knowing” and “known” shall be construed accordingly.

1.90. “Stockholder Approval” means the affirmative vote of a majority of the voting power of the issued and outstanding shares of Seller’s common stock voting in accordance with the provisions of Seller’s certificate of incorporation and by-laws as in effect on the date of such vote.

1.91. “Stockholder Meeting” has the meaning set forth in Section 6.4(a).

1.92. “Straddle Period” has the meaning set forth in Section 6.2(b).

1.93. “Target Net Working Capital” means $1,532,000.

1.94. “Tax Returns” means all returns, reports, estimates, declarations, claims for refund, information returns or statements relating to, or required to be filed in connection with any Taxes, including any schedule or attachment thereto, and including any amendment thereof.

1.95. “Taxes” means all taxes, charges, fees, duties, levies, or other like assessments, including without limitation income, gross receipts, ad valorem, value added, alternative minimum, premium, stamp, excise, real property, personal property, windfall profit, sales, use, transfer, license, withholding, social security, payroll, unemployment, disability, PBGC premium, and franchise taxes imposed by any Governmental Authority; and shall include any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to, or incurred in connection with any such Taxes, any obligation to pay the Taxes of others (by contract or as a result of successor or transferee liability, pursuant to Treasury Regulation section 1.1502-6 or otherwise) or any contest or dispute of any of the foregoing.

1.96. “Termination Expenses” has the meaning set forth in Section 10.1(d).

1.97. “Termination Fee” has the meaning set forth in Section 10.1(d).

1.98. “Third Person” has the meaning set forth in Section 9.5.

1.99. “Third Person Claim” has the meaning set forth in Section 9.5.

1.100. “Trademarks” means all pending, expired, abandoned, registered, unregistered, and common law U.S. and foreign trademark applications and trademarks, service mark applications and service marks, designs, logos, and trade dress, including the goodwill related to the foregoing, and all federal and state registrations thereof.

1.101. “Trade Names” mean (i) names, (ii) brand names, (iii) business names and (iv) logos and all other names and slogans.

1.102. “Transferred Employees” has the meaning set forth in Section 6.3(b).

1.103. “Transition Services Agreement” means a mutually acceptable agreement, by and between Buyer and Seller, regarding services to be provided by Seller to Buyer and by Buyer to Seller during the transition period immediately following the sale of the Business, including, without limitation, Buyer’s access to Seller’s management and necessary support services for Dublin, Ohio-based employees, including continuation of office space and related matters, and Seller’s access to Transferred Employees.

1.104. “VEBA” means the Voluntary Employees’ Beneficiary Association.

1.105. “Voting Agreement” means an agreement in the form attached hereto as Exhibit 1.105 by and among Buyer and certain stockholders of Seller.

1.106. “WARN” has the meaning set forth in Section 6.3(c).

ARTICLE 2
PURCHASE AND SALE OF THE PURCHASED ASSETS

2.1 Purchased Assets.  Subject to the terms and conditions of this Agreement, as of the Effective Time, Seller shall sell, assign, transfer and convey to Buyer (or such Affiliates of Buyer as Buyer may direct), and Buyer (or such Affiliates of Buyer as Buyer may direct) shall purchase, acquire and accept from Seller, all of Seller’s right, title and interest to and in all of the Assets of Seller that are primarily used in or held for use in, or necessary for, the operation of the Business, of every kind and description, wherever located, real, personal or mixed, tangible or intangible, as the same shall exist at the Effective Time, free and clear of all Liens other than Permitted Liens (the “Purchased Assets”); provided, however, that in no event shall the Purchased Assets include any Excluded Assets or Assets to which Buyer receives the benefit under the Transition Services Agreement. Without limiting the generality of the foregoing, the Purchased Assets shall include (other than Excluded Assets) all right, title and interest in, to and under:

(a) all the Assets reflected and/or described on the audited balance sheet of Seller as of December 31, 2010 (except to the extent disposed of in the Ordinary Course since the date thereof) which are owned or used by Seller primarily in connection with the Business, whether or not fully depreciated or written off;

(b) all tangible personal property that is primarily used in or held for use in, or necessary for, the operation of the Business, including equipment, machinery, vehicles, furniture, fixtures, supplies, spare parts, tools and other tangible personal property, including all leases with respect to any such tangible personal property pursuant to which Seller is a lessee as of the date hereof and all of the Equipment, together with any express or implied warranty by the manufacturers, sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto;

(c) all books, records, files and papers, whether in hard copy or computer format, primarily relating to or used in the Business, including, without limitation, engineering information, drawings, designs, specifications, process information, performance data, and other information or data and records, sales and promotional literature, manuals and data, sales and purchase correspondence, lists of present and former suppliers, and lists of present and former customers, provided that Seller shall retain a right of reasonable access to all such materials to the extent such materials relate to any rights or liabilities retained by Seller after the Closing Date;

(d) all Intellectual Property of Seller and tangible embodiments of Intellectual Property that are primarily used in or held for use in, or necessary for, the operation of the Business, including all files, documents, searches, opinions and other analyses relating to such Intellectual Property, including, without limitation, all the Business IP set forth in Part 3.13, the domain name “neoprobe.com” and all content on the Internet website located at the URL www.neoprobe.com (the “Neoprobe Site”) primarily relating to the Business, customer contact information, marketing prospects and information, vendor information, and the right and power to assert, defend and recover title to all of the foregoing in the same manner and to the same extent as Seller could do or could cause to be done if the transactions contemplated hereby did not occur, and the right to sue and recover for past damages on account of violations, infringement, misuse, or theft thereof;

(e) all of Seller’s rights, claims, counterclaims, credits, causes of action or rights of set-off against third parties that relate primarily to the Business or the Purchased Assets, liquidated or unliquidated, including, without limitation, unliquidated rights under manufacturers’ and vendors’ warranties, except to the extent they relate to Excluded Assets or Excluded Liabilities;

(f) all authorizations of Governmental Authorities (and pending applications therefore), including permits, licenses, certificates, consents, variances and approvals, that relate primarily to the Business;

(g) all Accounts Receivable, including, without limitation, any Accounts Receivable due under the Distribution Agreement, dated and effective as of September 28, 1999, between Buyer (as assignee of Ethicon Endo-Surgery, Inc.) and Seller (as amended, the “Distribution Agreement”);

(h) all Inventory;

(i) all rights of Seller in, to and under the Assumed Contracts;

(j) all rights of Seller in and to all Trademarks and Trade Names set forth on Schedule 2.1(j) (the “Neoprobe Marks”);

(k) all goodwill associated primarily with the Business or the Purchased Assets;

(l) all Assets listed on Schedule 2.1(l); and

(m) all other Assets owned by Seller that are primarily used in or held for use in, or are necessary for, the operation of the Business other than the Excluded Assets.

2.2 Excluded Assets.  Notwithstanding any provision in this Agreement or any other writing to the contrary, the following assets, properties, rights, licenses and businesses owned by Seller (the “Excluded Assets”) shall be retained by Seller and shall be excluded from the Purchased Assets:

(a) cash and cash equivalents including, without limitation, bank deposits, investments in so-called “money market” funds, commercial paper funds, certificates of deposit, bank drafts, letters of credit, Treasury Bills and accrued interest thereon of Seller;

(b) any assets used by Seller in connection with businesses other than the Business, provided that such assets are not used or held for use primarily in, or necessary for, the operation of the Business and not otherwise described in any other subsection of this Section 2.2;

(c) any assets, including Intellectual Property, associated with Seller’s technology for detection of fluorescence labeled compounds and antibodies;

(d) all personal computers, servers, voice and data communications networks and related equipment; data storage equipment, office equipment and furnishings located at Seller’s principal executive offices in Dublin, Ohio;

(e) any contracts of insurance or related prepaid assets in respect of the Business;

(f) any assets relating to the Plans of Seller;

(g) any assets transferred or otherwise disposed of by Seller in compliance with this Agreement prior to the Closing;

(h) all Trademarks and Trade Names, other than those set forth on Schedule 2.1(j);

(i) and all rights to refunds and credits of Taxes paid by Seller;

(j) any assets set forth on Schedule 2.2(j); and

(k) any real property, whether owned or leased.

The Excluded Assets are not part of the transactions contemplated hereby and shall remain the assets and properties of Seller after the Closing and Seller may take, or cause to be taken, any action with respect to the Excluded Assets, notwithstanding any provisions herein.

2.3 Assumed Liabilities.  Upon the terms and subject to the terms and conditions of this Agreement, as of the Effective Time, Seller shall assign and transfer to Buyer (or such Affiliate of Buyer as Buyer may direct), and Buyer (or such Affiliate of Buyer as Buyer may direct) shall assume and agree to discharge and perform when due the following Liabilities of Seller relating to the Business (the “Assumed Liabilities”); provided, however, that in no event shall the Assumed Liabilities include any Excluded Liability:

(a) the Accounts Payable; and

(b) the obligations of Seller under the Contracts listed on Schedule 2.3(b) (the “Assumed Contracts”) to the extent such obligations are applicable to and accrue with respect to periods subsequent to the Effective Time.

2.4 Excluded Liabilities.  Except for the Assumed Liabilities, Buyer does not and will not assume or become liable for and shall not be obligated to pay or satisfy any obligation, debt or Liability whatsoever, contingent or otherwise, of the Business or Seller or any other person or entity (collectively, the “Excluded Liabilities”), including, without limitation:

(a) except as provided in Section 6.2, any Liability for Taxes of Seller or any of its Affiliates, including any Liability for Taxes resulting from the transactions contemplated in this Agreement;

(b) any Liability relating to a failure by Seller to comply with any bulk sales law applicable to this transaction;

(c) any pollution or contamination of the environment or damage to natural resources, or the manufacture, generation, refining, processing, distribution, use, sale, treatment, recycling, receipt, storage, disposal, transportation, handling, emission, discharge, leaching, release or threatened release of any Hazardous Material by Seller or the Business, or their officers, directors, employees, or agents, whether or not such occurred on, under or from the Leased Real Property or other property, including but not limited to, property at which Seller’s or the Business’ Hazardous Materials may have been sent for treatment, recycling, disposal or storage;

(d) any actual or alleged violation of or Liability under any Environmental Legal Requirement arising out of or related to the conduct of the business of Seller or the Business, or the Leased Real Property prior to the Effective Time;

(e) any Liability with respect to any claim, whether made before or after the Effective Time, involving allegations of personal injury (including death) or property damage arising from the design, manufacture, marketing, sale, distribution, servicing or use of any product of the Business manufactured before the Effective Time;

(f) any Liability for notes payable, deferred compensation or Plans as described in Section 3.21(a);

(g) any Liability to any current or former employee of Seller or any of its Affiliates arising out of the circumstances, occurrences or the operations of the Business prior to the Effective Time;

(h) any Liability arising out of any extended warranty claim relating to Products manufactured prior to the Closing Date; and

(i) any other Liability arising out of the ownership or use of the Purchased Assets or circumstances, occurrences or the operations of the Business prior to the Effective Time.

2.5 Consideration.  Subject to adjustment as provided in Section 2.6, the aggregate consideration (the “Aggregate Consideration”) to be paid by Buyer to Seller for the Purchased Assets, the obligations of Seller under Article 5 and the other rights of Buyer hereunder shall consist of (i) Thirty Million Dollars (US $30,000,000) (the “Cash Payment”), plus (ii) the assumption of the Assumed Liabilities, plus (iii) the Royalty Amount, if any.

2.6 Aggregate Consideration Adjustment.

(a) Promptly after the Closing Date, and in any event not later than sixty (60) calendar days following the Closing Date, Buyer shall prepare, or cause to be prepared, and deliver to Seller a consolidated balance sheet of the Business as of the Effective Time (the “Closing Balance Sheet”). Such Closing Balance Sheet shall be accompanied by a statement calculating the Net Working Capital as of the Closing Date and calculated substantially in accordance with Schedule 2.6(a). The Closing Balance Sheet will be prepared, and the Net Working Capital shall be determined in accordance with GAAP, applied consistently with the Financial Statements, and Buyer and Seller agree that such calculation is not intended to permit the introduction of different judgments, accounting methods, policies, practices, procedures, classifications or estimation methodology for purposes of determining the asset and liability balances of the Business from those used in the preparation of the Financial Statements.

(b) Buyer shall permit Seller and its accountant to review upon request all accounting records, work papers and computations used by Buyer in the preparation of the Closing Balance Sheet and the computation of the Net Working Capital. If Seller disputes the Net Working Capital as calculated by Buyer, Seller shall deliver to Buyer a Notice of Dispute no more than thirty (30) calendar days after the date Seller receives the Closing Balance Sheet. If Seller fails to deliver a Notice of Dispute within such thirty (30) day period, Seller shall be deemed to have accepted the Closing Balance Sheet prepared by Buyer.

(c) Upon receipt of a Notice of Dispute, Buyer shall promptly consult with Seller with respect to its specified points of disagreement in a good faith effort to resolve the dispute. If any such dispute cannot be resolved by Seller and Buyer within thirty (30) calendar days after Buyer receives the Notice of Dispute, Buyer and Seller shall refer the dispute to the Accountant to finally determine, as soon as practicable, and in any event within twenty (20) calendar days after such reference, all points of disagreement with respect to the calculation of the Net Working Capital. For purposes of such determination, Buyer and Seller shall each submit a proposed calculation of the Net Working Capital and relevant support for such calculation. The Accountant shall apply the terms of Section 2.6(a) in connection with such determination. The Accountant shall consider only those items and amounts as to which Buyer and Seller have disagreed and shall select as a resolution the position of either the Buyer or the Seller for each item of disagreement (based solely on presentations and supporting material provided by the Parties and not pursuant to any independent review) and may not impose an alternative resolution. The fees and expenses of the Accountant’s determination process and the Accountant incurred in connection with the calculation of the Net Working Capital shall be divided equally between Buyer and Seller; provided, that such fees and expenses shall not include, so long as Buyer or Seller, as applicable, complies with the procedures of this Section 2.6, the other party’s outside counsel or accounting fees. In reaching a decision on each item in dispute, the Accountant’s decision shall be limited to the selection of either Buyer’s or Seller’s position. All determinations by the Accountant shall be final, conclusive and binding with respect to the calculation of the Net Working Capital, in the absence of fraud or manifest error.

(d) If Net Working Capital, as finally determined in accordance with this Section 2.6, is $100,000 or more less than of the Target Working Capital (the “Minimum Collar Amount”), the Cash Payment portion of the Aggregate Consideration shall be decreased by an amount equal to the excess of (i) the Target Working Capital over (ii) Net Working Capital. If the Net Working Capital, as finally determined in accordance with this Section 2.6, is $100,000 or more greater than the Target Working Capital (the “Maximum Collar Amount”), the Cash Payment portion of the Aggregate Consideration shall be increased by an amount equal to the excess of (x) the Net Working Capital over (y) the Target Working Capital. If Net Working Capital, as finally determined in accordance with this Section 2.6, is greater than or equal to the Minimum Collar Amount and less than or equal to the Maximum Collar Amount, there shall be no adjustment to the Aggregate Consideration.

2.7 Closing.  The Closing shall take place at 9:00 a.m. on the Closing Date at the offices of Bryan Cave LLP, in St. Louis, Missouri, or at such other place as the Parties may agree in writing.

2.8 Allocation of Aggregate Consideration.  The Aggregate Consideration represents the amount agreed upon by the parties to be the value of the Purchased Assets and the value of the noncompetition provisions set forth in Section 5.1 for Tax purposes, and the Aggregate Consideration will be allocated for Tax purposes among these rights and assets in a manner consistent with Section 1060 of the Code (and any similar provisions of state, local or foreign law, as appropriate), as set forth on Schedule 2.8. Each Party shall for Tax purposes (a) report the purchase and sale of these rights and assets in accordance with the allocation set forth on Schedule 2.8, and (b) take no position contrary thereto or inconsistent therewith, including but not limited to any Tax audit, Tax review or Tax litigation unless required to do so by applicable law. If there is an increase or decrease in consideration within the meaning of Section 1.1060-1(e)(1)(ii)(B) of the Treasury Regulations after the Parties have completed Schedule 2.8 or have filed their initial IRS Form 8594, the Parties shall allocate such increase or decrease in consideration as required by and consistent with Section 1060 and the applicable Treasury Regulations.

2.9 Royalty Payments.

(a) In further consideration of the Patents and other Intellectual Property included in Purchased Assets, Seller shall be eligible to receive, in the aggregate, royalty payments up to a maximum of Twenty Million Dollars (US $20,000,000) (the “Royalty Amount”) in accordance with the terms of this Section 2.9 and Schedule 2.9, over the course of the six fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017 (each a “Performance Period”). The aggregate amount payable to Seller for any Performance Period (the “Annual Royalty Amount”) shall be calculated in accordance with Schedule 2.9 based on the Net Revenue (as defined on Schedule 2.9) of the Business during such Performance Period. No Annual Royalty Amount shall be payable for the fiscal year ended December 31, 2011.

(b) Within sixty (60) calendar days following the end of each Performance Period, Buyer shall at its expense prepare and deliver to Seller its calculation of the Annual Royalty Amount for such Performance Period. Seller shall have access to such books and records as may be reasonably necessary to confirm Buyer’s calculations of the Annual Royalty Amount, which calculations shall be derived from Buyer’s books and records. If Seller disputes Buyer’s calculation of the Annual Royalty Amount, Seller shall deliver a Notice of Dispute no more than fifteen (15) calendar days after the date Seller receive the disputed calculation. If Seller fails to deliver a Notice of Dispute within such 15-day period, Seller shall be deemed to have accepted the calculations prepared by Buyer.

(c) Upon receipt of a Notice of Dispute, Buyer shall promptly consult with Seller with respect to the specified points of disagreement in a good faith effort to resolve the dispute. If any such dispute is not resolved by Seller and Buyer within ten (10) calendar days after Buyer receives the Notice of Dispute, Buyer and Seller shall refer the dispute to the Accountant, or, if the Accountant is unable or refuses to act, such other reputable accounting firm that is mutually acceptable to the Parties, to finally determine, as soon as practicable, and in any event within 30 calendar days after such reference, all points of disagreement with respect to the calculation of the Annual Royalty Amount. Such dispute shall be resolved in the same manner as set forth in Section 2.6.

(d) Each Annual Royalty Amount payable to Seller, if any, shall be made to Seller in accordance with the wire instructions set forth on Schedule 8.4(a) on the later of (a) ninety (90) days following the end of a Performance Period or (b) the date that is five (5) Business Days after the resolution of any dispute between Seller and Buyer relating to the amount of such payment.

(e) If Buyer is notified or becomes aware of a claim or alleged claim which is covered by the indemnification provisions of Article 9, Buyer may set-off an amount against the Annual Royalty Amount equal to Buyer’s Loss associated with such claim as to which it is entitled under Article 9. In addition to any Notice of Claim required by Section 9.4, Buyer shall provide Seller with written notice of its intent to set-off some or all of such Annual Royalty Amount in connection with the calculation of the Annual Royalty Amount. Such notice shall be accompanied by a written and reasonably detailed explanation of the claim and the process and methods Buyer used to determine its potential liability therefor. Any amount set-off against such Annual Royalty Amount that is not used to settle or pay an amount that is covered by the indemnification provisions of Article 9 shall be paid to Seller in accordance with this Section 2.9. Any right of set-off with respect to a claim that is provided under this Section 2.9(e) shall be without prejudice to the rights of Seller to contest such claim as provided in Article 9.

2.10 Transfer of Purchased Assets and Assumed Liabilities.

(a) The entire beneficial interest in and to, and the risk of loss with respect to, the Purchased Assets and the Assumed Liabilities, shall pass to Buyer when the legal title thereto shall be transferred to Buyer.

(b) In the event that the legal interest in any of the Purchased Assets to be sold, assigned, transferred or conveyed pursuant to this Agreement, or any claim, right or benefit arising thereunder or resulting therefrom, cannot be sold, assigned, transferred or conveyed hereunder as of the Effective Time because any waiting or notice period has not expired or any consents or approvals required for such transfer have not been obtained or waived, then the legal interest in the Purchased Assets shall not be sold, assigned, transferred or conveyed. Seller shall, at its expense, and Buyer shall, at its expense, use commercially reasonable efforts to cooperate in obtaining such consents or approvals as may be necessary to complete such transfers as soon as practicable. If any such consent shall not be obtained, Seller shall cooperate with Buyer in any reasonable arrangement designed to provide for Buyer the benefits intended to be assigned to Buyer under the relevant Purchased Assets including enforcement at the cost and for the account of Buyer of any and all rights of Seller against the other party thereto arising out of the breach thereof by such other party or otherwise. If and to the extent that such arrangement cannot be made, Buyer shall have no obligation pursuant to Section 2.3 or otherwise with respect to any such Purchased Assets.

(c) Except as provided in Section 6.2(a) with respect to certain Taxes, Seller and Buyer shall each bear fifty percent (50%) of the costs and expenses associated with the assignment to Buyer of all the Purchased Assets, and the recordation by Seller, of Intellectual Property.

(d) As of the Effective Time, Buyer agrees and undertakes to assume the Assumed Liabilities and to duly and properly perform and discharge the outstanding obligations of Seller under the Assumed Liabilities.

(e) The provisions of this Section 2.10 shall not affect the right of Buyer not to consummate the transactions contemplated by this Agreement if the conditions to its obligations hereunder contained in Article 7 have not been fulfilled. Nothing in this Agreement shall be construed as an attempt to assign to Buyer any legal interest in any of the Purchased Assets or Assumed Liabilities which, as a matter of law or by the terms of any legally binding contract, engagement or commitment to which Seller is subject, is not assignable without the consent of any other party, unless such consent shall have been given.

2.11 Withholding Taxes.  Buyer and its designees shall be entitled to deduct and withhold from the consideration otherwise payable hereunder amounts required to be deducted and withheld under any provision of applicable federal, state, local or foreign Tax Legal Requirement, provided that the Parties agree to cooperate with one another and take all reasonable actions to minimize such amounts that need to be deducted and withheld. To the extent amounts are deducted and withheld, such amounts will be promptly paid to the appropriate Governmental Authority and shall be treated for all purposes of this Agreement as having been paid by Buyer.

2.12 Further Assurances.  From and after the Closing, the Parties shall do such acts and timely execute and deliver such documents and instruments as may be reasonably required to make effective the transactions contemplated hereby.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that except (i) as set forth in the Seller Disclosure Schedule, a copy of which has been provided to Buyer (“Seller Disclosure Schedule”), with specific reference to the particular Article or Section of this Agreement to which the information set forth in such schedule relates (it being agreed that disclosure of any item in any Part of the Seller Disclosure Schedule shall be deemed disclosure with respect to any Article or Section of this Agreement to which the relevance of such item is reasonably apparent), or (ii) as and to the extent set forth in the publicly available reports, schedules, forms, statements and other documents filed by the Seller with, or furnished by the Seller to, the SEC on or after January 1, 2010 and before the second business day immediately prior to the date hereof, to the extent the relevance of the disclosure is reasonably apparent (excluding any statements made in forward-looking disclosures which are not strictly factual statements, whether or not contained under the heading “forward-looking statements” and excluding exhibits or other disclosure incorporated by reference into such reports, schedules, forms, statements and other documents but not actually filed or furnished during such period):

3.1 Corporate Existence and Power.

(a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has delivered to Buyer true, complete and correct copies of its Certificate of Incorporation and bylaws, as currently in effect.

(b) Seller has all requisite power and authority to own, lease and use its assets and to transact the Business, and holds all authorizations, franchises, licenses and permits required therefor and all such authorizations, franchises, licenses and permits are valid and subsisting. Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such license or qualification is required, except those jurisdictions where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect. Seller has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

3.2 Valid and Enforceable Agreement; Authorization; Non-contravention.

(a) This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (ii) general principles of equity.

(b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary corporate action on the part of Seller.

(c) Except as set forth in Part 3.2(c), Seller is not a party to, subject to or bound by any Contract, Legal Requirement or Order which does or would (i) materially conflict with or be materially breached or violated or the obligations thereunder accelerated or increased (whether or not with notice or lapse of time, or both) by the execution, delivery or performance by Seller of this Agreement, or (ii) prevent the carrying out of the transactions contemplated hereby. Except as set forth in Part 3.2(c), no permit, consent, waiver, approval or authorization of, or declaration to or filing or registration with, any Governmental Authority or third party is required in connection with the execution, delivery or performance of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby. The transactions contemplated hereby will not result in the creation of any Lien against the Purchased Assets.

3.3 Financial Statements; Undisclosed Liabilities.

(a) The audited consolidated financial statements and unaudited interim consolidated financial statements (including all related notes and schedules) of Seller included in the SEC Reports complied as to form in all material respects with the rules and regulations of the SEC then in effect, fairly present the consolidated financial position of Seller and its consolidated subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal recurring year-end audit adjustments that were not or are not expected to have, individually or in the aggregate, a Material Adverse Effect), and were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).

(b) The information in the Business Financial Statements has been derived from the audited consolidated financial statements of Seller for the fiscal periods then ended. The Business Financial Statements fairly present the net assets of the Business to be sold and the related revenues and cost of goods sold, in each case in a manner consistent with, in all material respects, the accounting principles applied by the Seller in the Ordinary Course.

(c) Except (i) as reflected or reserved against in Seller’s most recent audited consolidated balance sheets (or stated in the notes thereto) included in the SEC Reports, (ii) for liabilities and obligations incurred since December 31, 2010 in the Ordinary Course; and (iii) for those liabilities described in Part 3.3(c), neither Seller nor any subsidiary of Seller has any Liabilities with respect to the Business of any nature, whether or not accrued, absolute, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet of Seller and its consolidated subsidiaries (or in the notes thereto).

3.4 Absence of Certain Changes.  Except as set forth in Part 3.4, since March 31, 2011, the Business has been conducted in the Ordinary Course in all material respects and Seller has not taken or allowed to occur any of the following actions or events, or agreed or committed, in writing or otherwise, to do or allow to occur any of such actions or events:

(a) Any material change in the business or condition (financial or otherwise), operations, results of operations or prospects of the Business, Seller or the condition of the Purchased Assets;

(b) Any increase in compensation or other remuneration payable to or for the benefit of or committed to be paid to or for the benefit of any Business Employee or in any benefits granted under any Plan with or for the benefit of any Business Employee (other than increases in wages or salaries required under existing Contracts listed in Part 3.16 or otherwise not unusual in timing, character or amount made in the Ordinary Course to employees) or any adoption or amendment by Seller of any Plan;

(c) Any modification or termination of any Contract or of any Governmental Authority license, permit or other authorization of Seller relating primarily to the Business;

(d) Any acquisition of any assets (whether through capital spending or otherwise) outside of the Ordinary Course or which are material, individually or in the aggregate, to the Business;

(e) Any disclosure by Seller of any confidential or proprietary information of the Business to any person or entity other than to Buyer and its representatives, agents, attorneys and accountants or to Seller’s own employees in the Ordinary Course;

(f) Any disclosure by Seller of any Business IP to any person or entity other than to Buyer and its representatives, agents, attorneys and accountants or to Seller’s own employees in the Ordinary Course consistent with the representations and warranties set forth in Section 3.13(g);

(g) Any material change in the conduct of the Business, including without limitation any change in the methods of purchase, sale, lease, management, marketing, promotion or operation, or any delay or postponement of the payment of accounts payable or other liabilities of the Business;

(h) Any change in any method of accounting or accounting policies of Seller, other than those required by GAAP, or any write-down in the accounts receivable or inventories of Seller other than in the Ordinary Course;

(i) Any waiver of any claims or rights related to any of the Purchased Assets or abandonment or lapse of any of the Intellectual Property primarily owned, used or held for use by Seller in connection with the Business or, other than in the Ordinary Course in connection with sales of Products, grant of any license or sublicense of any of such Intellectual Property;

(j) Any material damage, destruction or loss (whether or not covered by insurance) to any Purchased Assets;

(k) Any action that if taken after the date hereof would constitute a violation of Section 6.1; or

(l) Committed to do any of the foregoing except as contemplated by this Agreement or as agreed to in writing by Buyer.

3.5 Taxes.  Except as set forth in Part 3.5:

(a) Seller has timely filed or caused to be filed on a timely basis (taking into account any extension of time within which to file), all material Tax Returns required to have been filed by Seller that relate to the Business or the Purchased Assets, and each such Tax Return is true, correct and complete in all material respects. Without limiting the foregoing, none of the Tax Returns contain any position that is, or would be, subject to penalties under Section 6662 of the Code (or any corresponding provisions of state or local Tax Legal Requirement). Seller is not currently the beneficiary of any extension of time within which to file any Tax Return. Seller has not entered into any “listed transactions” as defined in Section 1.6011-4(b)(2) of the Treasury Regulations or similar provisions of state law, and Seller has properly disclosed all reportable transactions as required by Section 1.6011-4 of the Treasury Regulations and similar provisions of state law.

(b) All material Taxes due with respect to the periods covered by such Tax Returns (whether or not reflected in Tax Returns as filed) owed by Seller with respect to the Business or the Purchased Assets have been timely and fully paid.

(c) Seller has not received written notice of any claim made by an authority in a jurisdiction where Seller does not file Tax Returns that it is or may be subject to taxation in that jurisdiction based upon the Purchased Assets or the operation of the Business. Part 3.5 lists all jurisdictions in which Seller files Tax Returns with respect to the Purchased Assets.

(d) There are no Liens for Taxes on any of the Purchased Assets other than Permitted Liens. None of the transactions contemplated by this Agreement will give rise to (i) the creation of any Liens against the Purchased Assets (other than Permitted Liens) or (ii) the assertion of any additional Taxes against the Purchased Assets.

(e) Seller has withheld and timely paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or other third party, including, without limitation, amounts required to be withheld under Sections 1441 and 1442 of the Code (or similar provisions of state, local or foreign Legal Requirement) that relate to the Business or the Purchased Assets.

(f) There are no audits or examinations of any Tax Returns of Seller pending or, to Seller’s Knowledge, threatened. Seller is not a party to any action or proceeding by any Governmental Authority for the assessment or collection of Taxes, nor, to Seller’s Knowledge, has such event been asserted or threatened. There is no waiver or tolling of any statute of limitations in effect with respect to any Tax Return of Seller.

(g) None of the Purchased Assets is tax exempt use property within the meaning of Section 168(h) of the Code or has been financed with or directly or indirectly secures any industrial revenue bonds or debt the interest on which is tax-exempt under Section 103(a) of the Code. None of the Assumed Liabilities is an obligation or guaranty of any outstanding industrial revenue bonds and Seller is not a tenant, principal user or related person to any principal user within the meaning of Section 144(a) of the Code of any property that has been financed or improved with the proceeds of industrial revenue bonds.

(h) None of the activities of the Business constitutes or has constituted a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States and such foreign country, and the Business as conducted to date has not been subject to income tax outside the United States.

(i) None of the Purchased Assets are the subject of by any Tax indemnity, tax sharing or tax allocation agreement or arrangement.

(j) Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of Code.

(k) None of the Purchased Assets or Assumed Liabilities will constitute a partnership, joint venture, or other arrangement or contract that could be treated as a partnership for federal income tax purposes.

(l) None of the Purchased Assets consist of stock in a subsidiary of Seller.

(m) None of the Assumed Liabilities is an obligation to make a payment that is not deductible under Section 280G of the Code.

3.6 Accounts Receivable.  Except for Accounts Receivable from Buyer (as to which no representation or warranty is made), the Accounts Receivable (i) arose from bona fide sales transactions in the Ordinary Course and are payable in the Ordinary Course on terms consistent with Seller’s past practices, (ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms (except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity), (iii) to Seller’s Knowledge, are not subject to any valid set-off or counterclaim by the debtor, (iv) do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement, (v) to Seller’s Knowledge, are collectible in the Ordinary Course in the aggregate recorded amounts thereof, net of any applicable reserve reflected on the Closing Balance Sheet, (vi) are not owed by any Affiliate of Seller, and (vii) are not the subject of any Action brought by or on behalf of Seller. Seller has not received any written notice from any account debtor regarding any dispute over any of the Accounts Receivable. None of the Accounts Receivable constitutes duplicate billings of other Accounts Receivable. There are no security arrangements or collateral securing the repayment or other satisfaction of the Accounts Receivable.

3.7 Inventories; Consignment.  The Inventory included in the Purchased Assets consists of a quantity and quality usable and salable in the Ordinary Course, is not physically damaged, previously used, obsolete, discontinued or excess, subject only to the reserve, if any, for inventory write-down set forth on the Financial Statements. Except as set forth in Part 3.7, Seller does not hold any Inventory on consignment or have title to any Inventory in the possession of others.

3.8 Litigation.  Except as set forth in Part 3.8, (a) there is no, and for the previous five years there has not been any, suit, action, claim, litigation, grievance, proceeding (administrative, judicial, or in arbitration, mediation or alternative dispute resolution), Governmental Authority or grand jury investigation, or other action (any of the foregoing, an “Action”) pending, or to Seller’s Knowledge, threatened against Seller involving the Business, any of the Purchased Assets or Assumed Liabilities, including without limitation any Action challenging, enjoining, or preventing this Agreement, or the consummation of the transactions contemplated hereby; and (b) Seller is not and has not been subject to any Order with respect to the Business other than Orders of general applicability.

3.9 Real Property.  Seller does not own, and has never owned, any real property that is used in the Business, and the Purchased Assets do not include any real property or any lease of real property.

3.10 Title to Purchased Assets.  Seller has good and exclusive title to the Purchased Assets, free and clear of all Liens (except Permitted Liens), and, to Seller’s Knowledge, there exists no restriction on the use or transfer of the Purchased Assets. Except as set forth in Part 3.10, no Purchased Assets are in the possession of others and Seller does not hold any Purchased Assets on consignment. All of the tangible assets included in the Purchased Assets have been maintained in accordance with normal industry practice, are in all material respects in good operating condition and repair (giving due account to the age and length of use of same, ordinary wear and tear excepted), and are suitable for the purposes for which they are presently used. Upon the Closing, good and exclusive title to the Purchased Assets and the rights under the Assumed Liabilities shall be vested in Buyer free and clear of all Liens (except Permitted Liens).

3.11 Equipment.  Set forth in Part 3.11 is a true and correct list of all capital assets including, machinery, equipment, furnishings, fixtures, office equipment, motor vehicles, and other supplies and spare and repair parts, stores and other tangible personal property (whether owned or leased) used by the Business (the “Equipment”), which has a net book value in excess of $5,000. Part 3.11 also sets forth a list of facilities from which the Business operates and the categories of Equipment within each facility that will be included in the Purchased Assets or excluded from the Purchased Assets, as appropriate. Seller does not lease any Equipment or other personal property primarily in connection with or necessary for the operation of the Business, other than Equipment included in the Excluded Assets.

3.12 Necessary Property.  Except for the Excluded Assets described in Section 2.2(d) or as set forth in Part 3.12, the Purchased Assets and the Assumed Liabilities (as supplemented by any services provided to Buyer under the Transition Services Agreement, including access to the Excluded Assets described in Section 2.2(d)) constitute all property and property rights necessary for the conduct of the Business in the manner and to the extent presently conducted by Seller, including all property and property rights used primarily in the generation of any revenues or expenses reflected on the Financial Statements as relating to the Business. There exists no condition, restriction or reservation affecting the title to or utility of the Purchased Assets or the Assumed Liabilities which would prevent Buyer from utilizing the Purchased Assets or enforcing the rights under the Assumed Liabilities, or any part thereof, to the same full extent that Seller might continue to do so if the sale and transfer contemplated hereby did not take place.

3.13 Intellectual Property.

(a) Part 3.13 sets forth a complete and accurate list of all Patents, Trademarks, invention disclosures, domain names, copyright registrations and applications therefor, and all extensions and renewals for any of the foregoing, that are (i) owned by Seller primarily in connection with the Business or (ii) owned by a third party and licensed or used by Seller primarily in connection with the Business (other than commercially available computer software that (A) has a replacement cost per license agreement (for all of the Business’s end users of such software) of less than $100,000 per year or (B) all of such excluded software together has an aggregate replacement cost of $300,000 or less) (collectively, the “Business IP”). Except as set forth in Part 3.13, there are no Patents owned by or licensed to Seller which are necessary in conducting the Business.

(b) Seller is the sole and exclusive owner of all right, title and interest in and to all Intellectual Property in Part 3.13 identified as owned by Seller, free and clear of all Liens, including obligations to transfer or license such Intellectual Property, and there exists no material restriction on the use or transfer or licensing of such Intellectual Property. Seller owns or is licensed or otherwise possesses the legal rights to use, free and clear of all Liens, all Intellectual Property necessary for, or primarily used in, the conduct of the Business, as such operations are presently conducted by Seller.

(c) The consummation of the transactions contemplated hereby will not alter, impair, extinguish or invalidate any Business IP owned or used by Seller.

(d) There has been no claim made, or to Seller’s Knowledge threatened, by or against Seller (and Seller has not been a party to any action, suit, investigation or proceeding including such a claim), and except as set forth in Part 3.13, Seller has not received written notice of any such claim, asserting the invalidity, misuse or unenforceability, infringement, misappropriation or other violation of any Intellectual Property of any third party, or challenging Seller’s ownership of or rights to use or license any Business IP, and, to Seller’s Knowledge, there are no grounds for any such claim or challenge.

(e) The operation of the Business as presently conducted by Seller does not infringe, misappropriate or otherwise violate the rights of any Person (including, without limitation, the rights of Seller after giving effect to the transactions contemplated by this Agreement), and no written notice of infringement, misappropriation or other violation that is still unresolved has been received by Seller as of the effective date of this Agreement.

(f) To Seller’s Knowledge, there is not and has not been any unauthorized use or disclosure, infringement, misappropriation or other violation by any person (including without limitation, any employee or consultant of Seller) of any of the Business IP owned or used by Seller.

(g) Seller is taking or has taken all commercially reasonable actions necessary to maintain, and, to Seller’s Knowledge, Seller is taking or has taken all actions necessary to protect, the Business IP that is owned by Seller prior to the effective date of this Agreement and, to Seller’s Knowledge, the owner of any Business IP of any third party, is taking or has taken all the actions necessary to maintain and protect all such third party Business IP, including in each case, recording documents of title and releases of security interests required to perfect such rights. To Seller’s Knowledge, none of the Business IP, the value of which to Seller is or was contingent upon maintenance of the confidentiality thereof, has been disclosed to any Person, except Persons under the obligation to maintain the confidentiality thereof. Each of Seller’s employees, officers, consultants, and any other party that has created any Intellectual Property used or held for use by Seller in connection with the Business, has executed a written assignment for the transfer of ownership of such Intellectual Property to Seller.

(h) To Seller’s Knowledge, the Business IP owned or used by Seller is valid and enforceable.

(i) Except as set forth in Part 3.13, Seller does not have any obligation to compensate any Person for its use of any Business IP.

(j) Except as set forth in Part 3.13, Seller has not granted to any Person, any license (whether oral, written, implied or otherwise) to use any of the Business IP, whether or not requiring payment of royalties, except for implied licenses granted by Seller in connection with the sale of products in the Ordinary Course.

(k) Except as set forth in Part 3.13, Seller has not given to any person any warranty, indemnification obligation or hold harmless obligation in connection with any Business IP, except for statutory warranties given in the Ordinary Course in connection with the sale of goods or as set forth in the product warranties addressed by Section 3.25.

(l) Except as disclosed in Part 3.13, Seller has the right to use and disclose, without obligations to any other person, all Business IP owned by or licensed to Seller.

(m) To Seller’s Knowledge, none of the Business IP has been or is subject to any interference, cancellation, reexamination, reissue, opposition, or any other proceeding challenging priority, scope, validity, or ownership anywhere in the world.

3.14 No Breaches of Legal Requirement or Governing Documents.  Seller (with respect to the Business) is not and has not been in default under or in breach or violation of any Legal Requirement except in each case where such default, breach or violation does not, individually or in the aggregate, have a Material Adverse Effect, or the provisions of any material permit, franchise, or license issued by any Governmental Authority, or any provision of its organizational documents, as applicable. Seller has not has received any notice alleging such default, breach or violation. Neither the execution of this Agreement nor the Closing do or will constitute or result in any default, breach or violation of any Legal Requirement, permit, franchise, or license issued by any Governmental Authority, or any provision of its organizational documents.

3.15 Regulatory Compliance.

(a) Seller holds all licenses, permits and other authorizations and approvals required by the FDA or any other Governmental Authority to conduct the Business as presently conducted, and each such license, permit, authorization or approval is valid, in full force and effect, and listed in Part 3.15(a). Seller is in compliance in all material respects with each such license, permit, authorization and approval and neither the execution of this Agreement nor the Closing do or will constitute or result in a default under or violation of any such permit, license, authorization or approval.

(b) No license, approval, clearance, authorization, registration, certificate, permit, filing, notification or supplement or amendment thereto that Seller has received or made to the FDA or any other Governmental Authority to conduct the Business has been limited, suspended, modified or revoked and, to Seller’s Knowledge, there is no reason to believe that the FDA or any other Governmental Authority is considering such action.

(c) There is no actual, or to Seller’s Knowledge, threatened, enforcement action by the FDA or any other Governmental Authority that has jurisdiction over the operations of Seller or the Business, and Seller has not received notice of any pending or threatened claim against Seller for such an enforcement action, and Seller has not received any communication that any Governmental Authority is considering such action.

(d) All reports, documents, claims and notices required to be filed, maintained, or furnished to the FDA or any other Governmental Authority by Seller with respect to the Business have been so filed, maintained or furnished, except where the failure to do so would not have a Material Adverse Effect. To Seller’s Knowledge, all such reports, documents, claims, and notices were complete and correct on the date filed (or were corrected in or supplemented by a subsequent filing) such that no Liability exists with respect to such filing.

(e) Seller has not received any FDA Form 483, notice of adverse finding, warning letters, untitled letters or other correspondence or written notice from the FDA or other Governmental Authority alleging or asserting noncompliance with any Legal Requirements applicable to the Business or the Products or any licenses, approvals, clearances, authorizations, registrations, certificates, permits, filings, notifications and supplements or amendments thereto required by any Legal Requirements applicable to the Business or the Products, and, to Seller’s Knowledge, there is no reason to believe that the FDA or any other Governmental Authority is considering such action.

(f) Seller confirms that the Products are Class I exempt devices under FDA regulations and Class II(a) devices under the Medical Device Directive of the European Union and as such are exempt from clinical trials for efficacy and safety purposes. As such, Seller has not, directly or indirectly through any third party, conducted any studies, tests or preclinical or clinical trials under the U.S. Food Drug and Cosmetic Act or similar international regulatory statutes to the intended purpose of which is obtaining a marketing clearance for any of the Products or with respect to the Purchased Assets of a type or nature that would be subject to any Legal Requirement.

(g) The manufacture by or on behalf of Seller of the Products is being conducted in material compliance with all applicable Legal Requirements, including the FDA’s current Good Manufacturing Practices required by the FDA’s Quality System Regulations (“QSR”). All complaints about the Products that have been received by Seller have been timely reviewed, evaluated, and investigated as appropriate, and adequate corrective and preventive action has been or is in the process of being timely implemented, all as required under 21 C.F.R. Sections 820.100, 820.198 and other applicable provisions of the QSR. In addition, Seller is in compliance with all other FDA requirements and all other Legal Requirements applicable to the Business and the Products in all material respects. The Products have been commercially distributed by Seller to its distributors in material compliance with any conditions of approval set forth by the FDA. Seller has complied in all material respects with all such conditions of approval. To Seller’s Knowledge, Seller has not made any false, misleading, or otherwise inaccurate statements to the FDA or any other Governmental Authority.

(h) Except as described in Part 3.15(h), Seller has never, either voluntarily or involuntarily, initiated, conducted, or issued, or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, warning notice, “dear doctor” letter, investigator notice or other notice or action disclosing an alleged defect or lack of safety or efficacy of any Product, and no report has been filed or is required to have been filed with respect to any Product under any Legal Requirements. To Seller’s Knowledge, there exist no facts that are reasonably likely to cause (i) the recall, market withdrawal or replacement of any Product; (ii) a change in the marketing classification or a change in labeling of any Product; (iii) a termination or suspension of marketing of any Product; (iv) liability for returns or other product liability claims with respect to any Product; or (v) an obligation to report to any Governmental Authority regarding any Product.

3.16 Contracts and Commitments.  Except as set forth in Part 3.16 and for any Contract with Buyer, Seller is not a party to or otherwise obligated under any of the following Contracts that principally relate to the Business, the Purchased Assets, or the Assumed Liabilities, whether written or oral:

(a) Any single Contract providing for an expenditure in excess of $15,000 or Contracts with the same or affiliated vendor(s) providing for an expenditure in excess of $25,000, in the aggregate, for the same, or a related product or service;

(b) Any single Contract providing for the sale of products or services in an amount in excess of $15,000 or Contracts with the same or affiliated customer(s) providing for the sale of products or services in an amount in excess of $25,000;

(c) Any Contract providing for the purchase of goods or services which has not yet been completed;

(d) Any Contract pursuant to which Seller (with respect to the Business) is the lessee or sublessee of, or holds or operates, any real or personal property owned or leased by any other person or entity (other than leases of personal property leased in the Ordinary Course with annual lease payments no greater than $10,000);

(e) Any revocable or irrevocable power of attorney relating to the Purchased Assets or the Business granted to any person, firm or corporation for any purpose whatsoever;

(f) Any arrangement or other agreement relating to the Purchased Assets or the Business which involves (i) a sharing of profits, (ii) future payments of $5,000 or more per annum to other persons, or (iii) any teaming, joint venture, partnership or similar contract or arrangement;

(g) Any sales agency, sales representation, distributorship or franchise agreement relating to the Purchased Assets or the Business;

(h) Any arrangement or other agreement with, including any payments to, a physician;

(i) Any Contract prohibiting Seller (with respect to the Business) from competing with any Person or prohibiting Seller or any Business Employee (other than for the benefit of Seller) from freely engaging in the Business anywhere in the world;

(j) Any Contract wherein Seller (with respect to the Business) agreed to indemnify a customer for damages or losses arising from the customer’s own actions;

(k) Any union or collective bargaining agreement;

(l) Any Contract pursuant to which the Business (A) uses any Intellectual Property of any other Person (other than unmodified, commercially available, off-the-shelf computer software that (1) has a replacement cost per license agreement (for all of the Business’s end users of such software) of less than $100,000 per year or (2) all of such excluded software together has an aggregate replacement cost of $300,000 or less), (B) incorporates any Intellectual Property of any other Person in any of its Products, (C) granted or agreed to grant any other Person the right to use any material Intellectual Property, (D) developed or had developed any material Intellectual Property, or (E) assigned or agreed to assign ownership of any material Intellectual Property;

(m) Any Contract between Seller (in connection with the Business), on the one hand, and any subsidiary, shareholder, director, or officer or Affiliate, or family member of such Affiliate, of the Business or a Seller (in connection with the Business) on the other hand;

(n) Any Contract or option relating to the acquisition or sale by the Business of any material asset or group of assets, or any other ownership interest in, the Business, other than this Agreement; or

(o) Any Contract containing (A) a most-favored-nation, best pricing or other similar term or provision by which another party to such Contract is or could become entitled to any benefit, right or privilege which, under the terms of such Contract, must be at least as favorable to such party as those offered to another Person or (B) a requirement to deal exclusively with or grant exclusive rights or rights of first refusal to any customer, vendor, supplier, distributor, contractor or other party.

3.17 Validity of Assumed Contracts.  Each Assumed Contract is a valid and binding obligation of Seller and, to Seller’s Knowledge, the other parties thereto in accordance with its terms and conditions. To Seller’s Knowledge, neither Seller nor any other party to such a Contract is in material default under or in material violation of such Contract, and there are no disputes with regard to any such Contract. To Seller’s Knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute, and, except as set forth in Part 3.2(c), neither the execution of this Agreement nor the Closing hereunder do or will constitute or result in, a default under or a violation of any Assumed Contract by Seller or any other party to such Assumed Contract or would cause the acceleration of any obligation of any party thereto or the creation of a Lien upon any Purchased Asset, or would require any consent thereunder. Seller has delivered to Buyer a true, complete and accurate copy of each written Contract required to be disclosed in Part 3.16 and a true, complete and accurate description of each oral Contract required to be disclosed in Part 3.16, and none of such Contracts has been modified or amended in any respect, except as reflected in such disclosure to Buyer.

3.18 Customers and Suppliers.

(a) Part 3.18(a) sets forth a true, complete and correct list of Seller’s customers of the Business for the year ended December 31, 2010 to which Seller had sales in an amount in excess of $10,000 in such year, other than Buyer (with respect to whom no representations or warranties are given) and Ethicon Endo-Surgery, Inc. As of the date of this Agreement, the Business has no material pending disputes with any such customer or Ethicon Endo-Surgery, Inc., and to Seller’s Knowledge, no material dispute is threatened by or against any such customer or Ethicon Endo-Surgery, Inc. Seller has not received any written indication from any such customer of Seller to the effect that, and has no reason to believe that, such customer will stop, or decrease the rate of, buying materials, products or services from Seller. No such customer has modified the material terms of (i) any existing Contract or (ii) to Seller’s Knowledge, its business relationship with Seller, and to Seller’s Knowledge, no customer listed in Part 3.18(a) intends to modify the material terms of any existing Contract or business relationship.

(b) Part 3.18(b) sets forth a true, complete and correct list of the five (5) largest suppliers of the Business by volume of purchases (by dollar volume) for the year ended December 31, 2010. As of the date of this Agreement, the Business has no material pending disputes with any such supplier, and to Seller’s Knowledge, no material dispute is threatened by or against any such supplier. Seller has not received any written indication from any such supplier of Seller to the effect that, and has no reason to believe that, such supplier will stop, or decrease the rate of, supplying materials, products or services to Seller. No such supplier has modified the material terms of (i) any existing Contract or (ii) to Seller’s Knowledge, its business relationship with Seller, and to Seller’s Knowledge, no supplier listed in Part 3.18(b) intends to modify the material terms of any existing Contract or business relationship.

3.19 Employees, Consultants and Agents; Compensation.

(a) Seller has provided to Buyer a true, complete and accurate list of the following for each Business Employee: (w) the current rate of compensation (if any) payable to such person, (x) any paid vacation time owing to such person, (y) any incentive or bonus payments (if any) payable to such person, and (z) the date of employment or engagement of each such person. Other than secretarial and office support staff or as set forth in Part 3.19(a), Seller does not engage any other employees or paid consultants whose duties are material to the operation of the Business.

(b) Except as set forth in Part 3.19(b), no Business Employee is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, non-competition or proprietary rights agreement, between such employee and any other person or entity that in any way adversely affected, affects or may affect (i) the performance of his or her duties as an employee of Seller or, after Closing, of Buyer, or (ii) the ability of Seller or Buyer to conduct the Business. To Seller’s Knowledge, none of the Business Employees intends to terminate his or her employment with Seller.

(c) All payments to agents, consultants and others made by Seller in connection with the Business have been in payment of bona fide fees and commissions and not as bribes or as otherwise illegal or improper payments. All such payments have been made directly to the parties providing the services for which such payments were made, and no such payment has been paid in a manner intended to avoid currency controls or any party’s tax reporting or payment obligations. Seller has properly and accurately reflected on its books and records: (i) all compensation paid to and perquisites provided to or on behalf of the Business Employees, and (ii) all compensation and perquisites that are due and payable to the Business Employees, but which have not been paid or provided at the Closing Date. Such compensation and perquisites have been properly and accurately disclosed in the Financial Statements and other public or private reports, records or filings of Seller, to the extent required by Legal Requirement.

(d) With respect to each Business Employee, (i) Seller hired such Business Employee in compliance with the IRCA; and (ii) Seller has complied with all recordkeeping and other regulatory requirements under IRCA.

3.20 Labor Matters.  Except as set forth in Part 3.20:

(a) Seller is not a party to or bound by any collective bargaining, works council, union representation or similar agreement or arrangement and no collective bargaining agreement is currently being negotiated and no organizing effort is currently being made with respect to Seller’s employees;

(b) There is no labor strike, dispute, slowdown, or stoppage pending or threatened against Seller;

(c) No right of representation exists respecting Business Employees and there exists no unresolved claim of a right of representation respecting Business Employees; and

(d) There is not now pending, or, to Seller’s Knowledge, threatened, nor has there been since January 1, 2005, any charge or complaint against Seller by the National Labor Relations Board, any state or local labor or employment agency or any representative thereof, and the execution or consummation of this Agreement will not result in any such charge or complaint.

3.21 Employee Benefit Matters.

(a) Except as set forth in Part 3.21, no Plan is maintained or contributed to by Seller or by any other corporation or trade or business controlled by, controlling or under common control with Seller (within the meaning of Code Section 414 or ERISA Section 4001(a)(14) or 40001(b)) (“ERISA Affiliate”) or has been maintained or contributed to in the last six (6) years by either Seller or an ERISA Affiliate, or with respect to which either Seller or any ERISA Affiliate has or may have any liability. True, correct, and complete copies of all documents creating or evidencing any Plan listed in Part 3.21 have been delivered to Buyer.

(b) To the extent applicable, each Plan listed in Part 3.21 in all material respects complies with, has been administered, operated and maintained in compliance with, its terms and in compliance with, and Seller does not have any direct or indirect liability for non-compliance under, ERISA or any other Legal Requirement applicable to any such Plan. To the extent applicable with respect to each Plan listed in Part 3.21, true, correct and complete copies of the most recent Forms 5500 have been delivered to Buyer. Each Plan listed in Part 3.21 that is intended to qualify under Section 401(a) or Section 509(c)(9) of the Code has received a favorable determination letter from the Internal Revenue Service (a copy of which has been provided to Buyer) and related trusts have been determined to be exempt from taxation. To Seller’s Knowledge, nothing has occurred that would cause, and no Action is pending or threatened, which could reasonably be expected to result in the loss of such exemption or qualification.

(c) No Plan listed in Part 3.21 is a multiemployer plan or single-employer plan (as defined in Section 4001 of ERISA) which is subject to Title IV of ERISA, and neither Seller nor any ERISA Affiliate has ever contributed or been obligated to contribute to any such plan.

(d) Neither Seller nor any ERISA Affiliate has terminated a Plan which is an employee pension benefit plan as defined in Section 3(2) of ERISA since January 1, 2005, and no “reportable event” (as defined in ERISA) or “prohibited transaction” (as defined in the Code Section 4975 or ERISA Sections 406 or 407 for which a statutory or administrative exemption does not exist) has occurred or is threatened to occur with respect to any Plan listed in Part 3.21.

(e) With respect to any Plan listed in Part 3.21 which is a welfare plan as defined in Section 3(1) of ERISA: (i) each such welfare plan which is intended to meet the requirements for tax-favored treatment under Subchapter B of Chapter 1 of the Code meets such requirements (and a copy of the ruling letter with respect to any VEBA which is implementing such Plan has been provided to Buyer); (ii) there is no disqualified benefit (as such term is defined in Code Section 4976(b)) which would subject either Seller or Buyer to a tax under Code Section 4976(a); and (iii) each such welfare plan complies in all material respects with the applicable requirements of Code Section 4980B(f).

(f) Other than as required by COBRA or as set forth on Part 3.21, Seller does not have any liability or obligation to provide life, medical or other welfare benefits to former or retired employees dedicated to the Business at the time of separation or retirement from the Company.

(g) Full payment has been made of all amounts due under each of the Plans listed in Part 3.21 and to each person employed or formerly employed by Seller that are required under the terms of such Plans, and full payment will be made of all amounts that are required to be so paid through the Closing Date.

(h) All insurance premiums (including premiums to the PBGC) have been paid in full, subject only to normal retrospective adjustments in the ordinary course, with regard to the Plans listed in Part 3.21 for policy years or other applicable policy periods ending on or before the Closing Date.

(i) Except as set forth in Part 3.21, the consummation of transactions contemplated by this Agreement will not result in any of the Business Employees becoming entitled to any additional benefits or in any acceleration of the time of payment or vesting of any benefits under any Plan, including a severance benefit.

(j) There is no pending, or to Seller’s Knowledge threatened, Action against or involving any Plan described in Part 3.21 hereof and there is no basis for any such Action, and there are no facts which could give rise to any such Action, other than routine claims for benefits thereunder.

(k) All contributions, expenses and liabilities relating to all of the Plans described in Part 3.21 will be made prior to the Closing Date or will be, on the Closing Date, fully and properly accrued on the books and records of Seller and the Financial Statements reflect all of such liabilities in a manner satisfying the requirements of Financial Accounting Standards 87 and 88.

3.22 Overtime, Back Wages, Vacation and Minimum Wage.  Seller is in compliance in all material respects with all Legal Requirements governing overtime, wages and other payments owed to Business Employees. No Business Employee has given notice to Seller of any claim against Seller (whether under Legal Requirement, any employment agreement or otherwise) on account of or for, and no Governmental Authority has given notice to Seller of any claim against Seller on behalf of any Business Employee, related to (a) overtime pay, other than overtime pay for the current payroll period, (b) wages or salary (excluding current bonus, accruals and amounts accruing under “employee benefit plans,” as defined in Section 3(3) of ERISA) for any period other than the current payroll period, (c) vacation, time off or pay in lieu of vacation or time off, other than that earned in respect of the current fiscal year, or (d) any violation of any Legal Requirement relating to minimum wages, overtime pay or maximum hours of work. No written or oral commitments or agreements to increase wages or salaries of Business Employees exist. No written or oral commitments or agreements to increase wages or salaries of Business Employees exist.

3.23 Discrimination and Occupational Safety and Health.  Except as set forth in Part 3.23 since January 1, 2005, no person or party (including, but not limited to, Governmental Authority of any kind) has asserted any Action against Seller relating to any Business Employee arising out of any Legal Requirement relating to discrimination in employment, harassment, employment practices (including wrongful termination), family leave, or occupational safety and health standards and no such Action is threatened. Since January 1,

2005, Seller has not received any written notice from any Governmental Authority, or other person or entity, alleging a violation of occupational safety or health standards with respect to the Business. Except as set forth in Part 3.23, there are no pending workers compensation claims involving Seller and any Business Employee. Seller has delivered to Buyer a true, correct and complete list of all workers compensation claims against Seller by any Business Employee made over the five years preceding the Closing Date.

3.24 Insurance Policies.

(a) Set forth in Part 3.24 is a list of all insurance policies and bonds currently in force covering or relating to the properties, operations or personnel of the Business and, with respect to insurance policies covering product liability and similar occurrence based risks, in force at any time since January 1, 2005. Such schedule clearly indicates which of such policies are claims made and which of such policies are occurrence based. All of such insurance policies are in full force and effect (with respect to the applicable coverage periods), and Seller is not in default with respect to any of its obligations under any of such insurance policies.

(b) Seller has at all times maintained: (i) commercial general and product liability insurance against such risks as are customarily insured against by companies similar to it, and (ii) insurance as required by law or under any agreement to which Seller is or has been a party, including, without limitation, unemployment and workers’ compensation coverage.

3.25 Product and Service Warranties.  Set forth in Part 3.25 are the standard forms of product and service warranties and guarantees offered by Seller with respect to the Products and all other outstanding product and service warranties and guarantees with respect to the Products that are currently outstanding are included in the written contracts of Seller disclosed in Part 3.16 or are disclosed on this Part 3.25. No oral product or service warranties or guarantees with respect to the Products have been made by Seller. No person or party (including, but not limited to, Governmental Authorities of any kind) has asserted any Action against Seller under any Legal Requirement relating to unfair competition, false advertising or other similar claims arising out of warranties, guarantees, specifications, manuals or brochures or other advertising materials used in connection with the Business.

3.26 Product Liability Claims.  Except as described in Part 3.26, since January 1, 2005, Seller has not received notice or information as to any claim or allegation of personal injury, death, or property or economic damages, any claim for punitive or exemplary damages, any claim for contribution or indemnification, or any claim for injunctive relief in connection with the design, manufacture, marketing, sale, distribution, servicing or use of any Product. Part 3.26 accurately and completely describes all such claims, together in each case with the date such claim was made, the amount claimed, the disposition or status of such claim (including settlement or judgment amount). Buyer will not incur any losses or expenses for product liability or similar claims with respect to products manufactured or services performed by Seller prior to the Effective Time.

3.27 Environmental Matters.  The operations of the Business materially comply with all Environmental Legal Requirements. Seller has all licenses, permits, authorizations, registrations and other approvals required under any Environmental Legal Requirement and required for the operation of the Business, and has filed applications for all licenses, permits, authorizations, registrations and other approvals to the extent that such applications are required to be applied for with respect to its reasonably anticipated future operations of the Business. Neither Seller nor operations of the Business nor, to Seller’s Knowledge, former operations of the Business, is subject to any written order from or agreement with any Governmental Authority, nor subject to any proceeding, respecting any Environmental Legal Requirement, Environmental Claim or Hazardous Material. Seller has not received any communication in any form from a Governmental Authority or other third party alleging that Seller is not in compliance with any Environmental Legal Requirement or seeking penalties, damages or injunctive relief for past non-compliance. There are no Hazardous Materials or other conditions or circumstances arising from the operation of the Business, or relating to any Hazardous Material or waste disposal or release by Seller that would reasonably be expected to result, either individually or in the aggregate, in an Environmental Claim.

3.28 Foreign Operations and Export Control.  Seller has at all times, in connection with the Business, acted:

(a) pursuant to valid qualifications to do business in all jurisdictions outside the United States where such qualification is required by local Legal Requirement;

(b) in compliance in all material respects with all applicable foreign Legal Requirement, including without limitation, Legal Requirement relating to foreign investment, foreign exchange control, immigration, employment and taxation;

(c) without notice of violation of and in compliance with all relevant anti-boycott laws, including without limitation, Section 999 of the Code and regulations and guidelines issued pursuant thereto and the Export Administration Regulations administered by the U.S. Department of Commerce, as amended, including all reporting requirements;

(d) without violation of any export control or sanctions laws, orders or regulations, including without limitation, the Export Administration Regulation administrated by the U.S. Department of Commerce and sanctions and embargo executive orders and regulations administered by the Office of Foreign Assets Control of the U.S. Treasury Department, as amended, and without violation and in compliance with any required export or re-export licenses or authorizations granted under such laws, regulations or orders; and

(e) without violation of the Foreign Corrupt Practices Act of 1977, as amended.

3.29 Related Party Transactions.  Except as set forth in Part 3.29, none of Seller or any of its Affiliates (a) has, or during the last three fiscal years has had, any direct or indirect interest in, or is, or during the last three fiscal years was, a director, officer or employee of, any person that is a client, customer, supplier, lessor, lessee, debtor, creditor or competitor of Seller or (b) is, or during the last three fiscal years has been, a party to any agreement or transaction with Seller. All transactions between Seller or its Affiliate which relate to the Business were on commercially reasonable and arms-length terms.

3.30 Books and Records and Financial Controls.

(a) True, correct and complete copies of the books of account, bank accounts, and other corporate records of Seller (to the extent primarily relating to or material to the Business) have been made available to Buyer and such books and records have been maintained in accordance with good business practices.

(b) Seller uses reasonable efforts to ensure that, with respect to the Business, (i) transactions are executed with management’s authorization; (ii) transactions are recorded as necessary to permit preparation of the financial statements of Seller and maintain accountability for Seller’s assets; (iii) access to Seller’s assets is permitted only in accordance with management’s authorization; (iv) accounts, notes and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis; and (v) the methodology for recording inventory has been consistently applied amongst the reporting periods.

3.31 Board Approval and Recommendation.  Seller’s board of directors, or an authorized committee thereof (collectively, “Seller’s Board”), at a meeting duly called and held prior to the date hereof, and not subsequently rescinded or modified in any way, has duly (i) unanimously declared the advisability of and approved this Agreement and the Transition Services Agreement and determined that this Agreement, the Transition Services Agreement and the transactions contemplated hereby and thereby are fair to and in the best interests of Seller, its subsidiaries and its stockholders as a whole and (ii) resolved to recommend that the stockholders of Seller vote in favor of a resolution approving the transactions contemplated herein at the Stockholder Meeting (the “Board Recommendation”). Seller has taken all necessary actions so that the provisions of Section 203 of the DGCL, as amended, will not apply to the transactions contemplated by this Agreement. No other state takeover statute is applicable to the transactions contemplated by this Agreement. Seller does not have any “poison pill” or similar antitakeover device.

3.32 Brokers, Finders and Other Offers.  Except as described in Part 3.32, no finder, broker, agent, or other intermediary, acting on behalf of Seller is entitled to a commission, fee, or other compensation or obligation in connection with the negotiation or consummation of this Agreement or any of the transactions contemplated hereby. Seller is not subject to any letter of intent, agreement, understanding or commitment with any third party (other than Buyer) or its agents or representatives, written or unwritten, regarding any offer, proposal, or indication of interest involving the purchase, sale or transfer of all or a material portion of the Purchased Assets or the Business, and Seller has discontinued any negotiations with and furnishing of information to any such third party or its agents or representatives.

3.33 No Other Representations or Warranties.  Except for the representations and warranties contained in this Article 3, neither Seller nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby makes the following representations and warranties, each of which is true and correct on the date hereof and shall survive the Closing Date and the transactions contemplated hereby to the extent set forth herein.

4.1 Corporate Power and Existence.

(a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Buyer has all requisite power and authority to own, lease and use its assets and to transact the business in which it is engaged, and holds all authorizations, franchises, licenses and permits required therefore and all such authorizations, franchises, licenses and permits are valid and subsisting. Buyer is duly licensed or qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such license or qualification is required except for jurisdictions where the failure to be so qualified would not have a material adverse effect on Buyer.

(c) Buyer has the corporate power to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Buyer is not a party to, subject to or bound by any Contract, Legal Requirement or Order which does or would (i) conflict with or be breached or violated or the obligations thereunder accelerated or increased (whether or not with notice or lapse of time, or both) by the execution, delivery or performance by Buyer of this Agreement, or (ii) prevent the carrying out of the transactions contemplated hereby.

4.2 Valid and Enforceable Agreement; Authorization; Non-Contravention.  This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (ii) general principles of equity. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized, approved and ratified by all necessary action on the part of Buyer.

4.3 Brokers, Finders.  No finder, broker, agent or other intermediary, acting on behalf of Buyer, is entitled to a commission, fee or other compensation in connection with the negotiation or consummation of this Agreement or the Employment Agreements to which Buyer is a party or any of the transactions contemplated hereby or thereby.

4.4 Inspection.  Without prejudice to Buyer’s rights under Section 6.8 and Article 9, Buyer acknowledges that, prior to its execution of this Agreement, (i) it has been afforded access to and the opportunity to inspect or review Seller’s facilities and records relating to the Business, the Assumed Contracts and certain other due diligence materials, and (ii) it is relying only upon Seller’s representations and warranties expressly contained herein and Buyer’s own inspections and investigation in order to satisfy itself as to the condition and suitability of the Business and Purchased Assets, including the amount and nature of the Assumed Liabilities. Buyer agrees that no prior, contemporaneous, or subsequent oral statements, representations, inferences, promises, understandings or course of conduct or dealing may be relied upon unless set forth in writing and signed by authorized agents of each Party.

4.5 Availability of Funds.

(a) On the Closing Date, Buyer will have sufficient funds to pay (i) the aggregate Cash Payment in accordance with Article 2 and to consummate the transactions contemplated by this Agreement and (ii) all fees and expenses required to be paid by Buyer in connection therewith.

(b) Attached hereto as Exhibit 4.5(b) is a true, correct and complete signed copy of the commitment letter(s), dated as of the date hereof, obtained by Buyer providing for financing in respect of the transactions contemplated by this Agreement (the “Commitment Letters”). The Commitment Letters are in full force and effect, are valid and binding obligations of each of the parties thereto and are not subject to any contingencies or conditions that are not set forth in the copies of the Commitment Letters attached hereto as Exhibit 4.5(b). Other than the Commitment Letters, Buyer has not entered into any side letters, contracts, agreements or other arrangements pursuant to which any person has the right to modify or amend the terms of the financing contemplated by the Commitment Letters. The Commitment Letters have not been amended or modified prior to the date hereof and the respective commitments contained in the Commitment Letters have not been reduced, withdrawn or rescinded prior to the date hereof. The Commitment Letters constitute the entire and complete agreement between the parties thereto with respect to the financing contemplated thereby and no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach under any term or condition of the Commitment Letters, and Buyer has no reason to believe that it or any other party thereto will be unable to satisfy on a timely basis any term or condition of closing to be satisfied pursuant to the Commitment Letters. Buyer or an Affiliate thereof on its behalf has fully paid any and all commitment or other fees required by the Commitment Letters to be paid by the date hereof.

ARTICLE 5
COVENANTS NOT TO COMPETE, DISCLOSE OR HIRE

5.1 Covenant Not to Compete.  In consideration of the sale of the Purchased Assets, the assumption of the Assumed Liabilities and the consummation of the transactions contemplated hereby, Seller agrees that it shall not, and shall cause each of its Affiliates not to:

(a) During the five (5) year period from and after the Closing Date (the “Restrictive Period”), directly or indirectly through any entity, as a principal, employee, partner, shareholder, member, officer, director, manager, agent, lender, paid or unpaid consultant or otherwise, compete with, assist in or provide financial resources to any activity which involves the marketing, distribution or sale of devices primarily used for the diagnosis or identification of cancer in human beings anywhere in the United States and anywhere outside the United States where the Business is currently conducted or as of the Closing Date planned to be conducted; provided, however, that the running of such time period shall be tolled during any period of time during which Seller or any of its Affiliates violates this paragraph; provided further, that the foregoing shall not prohibit Seller or any of its Affiliates from owning 3% or less of the outstanding equity securities of any entity whose securities are listed on any national securities exchange; provided further, for the avoidance of doubt, that the foregoing shall not prohibit Seller or any of its Affiliates from engaging in the marketing, distribution or sale of biologics or pharmaceuticals, including radiopharmaceuticals.

(b) Use or disclose to anyone except authorized personnel of the Business and Governmental Authorities pursuant to a Legal Requirement, and shall ensure such receiving authorized personnel are subject to written confidentiality restrictions consistent with the representations and warranties set forth in Section 3.13(g), whether or not for Seller’s benefit or otherwise, any trade secrets or confidential matters primarily concerning or material to the Business, including, without limitation, secrets, customer lists and credit records, employee data, sales representatives and their territories, mailing lists, consultant arrangements, pricing policies, operational methods, marketing plans or strategies, product development and techniques or plans, research and development programs and plans, business acquisition plans, new personnel acquisition plans, designs and design projects, software code, any Business IP (unless previously publicly disclosed in a manner which would not and does not constitute a breach of this

Agreement or any other relevant agreement) and any other research or business information material to Business which Seller currently deems to be confidential (whether or not a trade secret under applicable law); or

(c) Directly or indirectly, during the Restrictive Period, solicit, encourage to leave employment, or hire any person employed by Buyer on the date hereof, any person hired by Buyer prior to termination or expiration of the Transition Services Agreement or any Business Employee (whether or not such Business Employee accepts employment with Buyer or terminates its employment with Buyer) or induce or attempt to induce, or assist anyone else to induce or attempt to induce, any customer of Buyer to reduce or discontinue its business with Buyer or disclose to anyone else the name and/or requirements of any such customer; provided, however, that the running of such time period shall be tolled during any period of time during which Seller or any of its Affiliates violates this paragraph.

5.2 Enforceability.

(a) Seller hereby acknowledges the broad territorial scope of the covenant contained in Section 5.1, but acknowledges and agrees that the restrictions are reasonable and enforceable in view of, among other things, (i) the narrow range of activities prohibited, (ii) the national and international markets in which the Business operates and in which the products of the Business are sold, (iii) the confidential, proprietary and trade secret information of the Business to which Seller may have had access and (iv) the fact that a business which competes with the Business could greatly benefit if it were to obtain the confidential information of the Business.

(b) Seller acknowledges that the foregoing restrictions are reasonable and agrees that in the event of any breach thereof the harm to Buyer and the Business will be irreparable and without adequate remedy at law and therefore that injunctive relief with respect thereto will be appropriate. In the event that a court of competent jurisdiction determines, in an action brought by or on behalf of Buyer, that any of the foregoing provisions are unenforceable as stated, the parties intend that such restrictions be modified to permit the maximum enforceable restriction on Seller’s and its Affiliates’ competition with the Business.

ARTICLE 6
ADDITIONAL COVENANTS OF THE PARTIES

6.1 Conduct of Business Until Closing.

(a) Except as otherwise provided in this Agreement, from and after the date of this Agreement through the Closing, Seller will: (i) conduct the operations of the Business in the Ordinary Course, (ii) use reasonable best efforts to maintain insurance in such amounts and against such risks and losses as are consistent with past practice and apply all insurance proceeds received with respect to claims made for the Purchased Assets to replace or repair, as applicable, such Purchased Assets and (iii) use reasonable best efforts to: (A) preserve intact the Business’ business organizations, (B) keep available the services of its current officers and the Business Employees, (C) preserve its relationships with customers, creditors and suppliers, (D) maintain its books, accounts and records, (E) in all material respects comply with any applicable Legal Requirements, (F) maintain the property of the Business in substantially the condition currently existing, normal wear and tear excepted, and (G) maintain the Business IP in full force and effect. Nothing contained in this Agreement will give Buyer, directly or indirectly, rights to control or direct the operations of Seller prior to the Closing. Subject to the terms and conditions of this Agreement, through the Closing, Seller will exercise complete control and supervision of the Business. Notwithstanding the foregoing, except as Buyer may otherwise consent to or approve in writing on and after the date hereof and prior to the Closing Date with respect to the Business, Seller agrees not to take any of the following actions on or prior to the Closing:

(i) amend its certificate of incorporation or bylaws (or equivalent governing documents) in any manner which could reasonably be expected to adversely affect the transactions contemplated hereby;

(ii) merge or consolidate with any entity or acquire any interest in any business or entity (whether by purchase of assets, purchase of stock, merger or otherwise) (with respect to Seller, in any manner which could reasonably be expected to adversely affect the transactions contemplated hereby);

(iii) liquidate, dissolve or effect any recapitalization or reorganization in any form;

(iv) sell, lease, license, transfer, encumber or otherwise dispose of any of the Purchased Assets or any interests therein, in each case that are material, individually or in the aggregate, to the Business, other than Permitted Liens or Purchased Assets used, consumed, replaced or sold in the Ordinary Course;

(v) sell, license, abandon or transfer any Business IP;

(vi) create, incur, assume or suffer to exist any new Liens (except Permitted Liens) affecting any of the Purchased Assets;

(vii) change any of the accounting principles or practices used by it in the preparation of the Financial Statements or revalue or reclassify in any material respect any of the Purchased Assets or the Assumed Liabilities, including any reductions in the reserve provisions relating to Inventory or Accounts Receivable, except as required by GAAP;

(viii) change in any material respect its pricing policies or credit practices, the rate or timing of its payment of accounts payable or its collection of accounts receivable or change its earnings accrual rates on Contracts, except as required by GAAP;

(ix) increase the compensation payable or to become payable to, any Business Employee, except increases in compensation as may be required by existing executive and employee compensation plans, mandated by Legal Requirement or consistent with past practices in the Ordinary Course;

(x) (i) change the overall character of the business, operations, activities and practices of the Business in any material way; (ii) enter into, terminate or amend in any material respect any Contract (except to the extent necessary to obtain any consents for transfer contemplated by this Agreement); or (iii) except in the Ordinary Course, sell, lease, or grant any option to sell or lease, give a security interest in or otherwise create any Lien (other than a Permitted Lien) on any of the assets of the Business;

(xi) pay, discharge, settle or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) relating to the Business, other than the payment, discharge or satisfaction, in the Ordinary Course or in accordance with their terms, of liabilities reflected or reserved against in the Financial Statements (or the notes thereto), or not required by GAAP to be so reflected or reserved, or waive any material benefits of, or agree to modify any material confidentiality, standstill, non- solicitation or similar agreement relating to the Business to which Seller is a party;

(xii) create or issue or grant any option or other right to subscribe, purchase or redeem any of their securities;

(xiii) enter into any binding agreement or arrangement with the FDA (or any similar regulatory authority), with respect to the Business, which relates to any period or periods after the Effective Time;

(xiv) enter into any binding agreement or arrangement with the IRS (or any similar Tax authority), with respect to the Business, which relates to any period or periods after the Effective Time;

(xv) fail to use their reasonable efforts to comply with all applicable Legal Requirements affecting or relating to the Business; or

(xvi) enter into any agreement (conditional or otherwise) to do any of the foregoing.

6.2 Tax Covenants.

(a) All sales, use, transfer, value added, excise, stamp, documentary, registration, real estate transfer, transaction, real estate gains, and other similar Taxes, if any, incurred in connection with the transactions contemplated by this Agreement shall be borne and paid fifty percent (50%) by Buyer and fifty percent (50%) by Seller when due.

(b) Subject to and as provided in Section 6.2(a), all Taxes applicable to or payable with respect to with the Business or the Purchased Assets in respect of any taxable periods ending on or before the Effective Time are the responsibility of and shall be paid by Seller. All Taxes that arise out of the operation of the Business or the Purchased Assets attributable to any Taxable period that begins on or before the Closing Date and ends after the Closing Date (a “Straddle Period”) shall be apportioned between Buyer and Seller in the following manner: All Taxes that arise out of the operation of Business or the Purchased Assets attributable to that portion of a Straddle Period ending on the Closing Date (the “Pre-Closing Straddle Period”) shall be attributable to Seller, and all Taxes that arise out of the operation of the Business or the Purchased Assets attributable to that portion of a Straddle Period that begins after the Closing Date shall be attributable to Buyer. In the case of any Taxes that arise out of the operation of the Business Purchased Assets for a Straddle Period, the portion of such Taxes that are allocated to the Pre-Closing Straddle Period shall be (x) the amount that would be payable if the relevant Taxable period ended at the end of the Closing Date pursuant to an interim closing of the books in the case of all Taxes (other than the Taxes described in (y) below) and (y) in the case of Taxes not imposed on or measured by net income, gross income, receipts or capital and that cannot be allocated based upon an interim closing of the books, the amount of such Tax for the entire Taxable period multiplied by a fraction the numerator of which is the total number of days in that portion of such Taxable period ending at the end of the Closing Date and the denominator of which is the total number of days in such Taxable period.

(c) From and after the Closing Date, to the extent reasonably requested by the other party, and at such party’s expense, Seller and Buyer shall assist and cooperate with the other in the preparation and filing of any Tax Return described in this Section 6.2 and shall assist and cooperate with the other in preparing for any disputes, audits or other litigation relating to Taxes for which the other party is responsible pursuant to this Agreement. Seller and Buyer further agree, upon request, to use their commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other person as may be necessary to mitigate, reduce or eliminate any Tax (including additions thereto or interest and penalties thereon) that could be imposed with respect to the transactions contemplated in this Agreement. Buyer and Seller shall cooperate with each other in the conduct of any Tax audit or other Tax proceedings and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Section 6.2. Any Tax audit or other Tax proceeding shall be deemed to be a Third Person claim subject to the procedures set forth in Section 9.5.

(d) Buyer and Seller agree that, pursuant to the “Standard Procedure” provided in Section 4 of Revenue Procedure 2004-53, 2004-34 I.R.B. 320, with respect to the filing and furnishing of IRS Forms W-2, W-3, W-4, W-5 and 941. Seller will cooperate with Buyer by supplying Buyer with all relevant wage, withholding and other relevant information with respect to of the Business Employees on a timely basis.

(e) Seller agrees to execute such documents as are necessary in order to transfer and assign to Buyer all state unemployment insurance wage bases and experience and tax rates with regard to the calendar year that includes the Closing Date.

(f) Buyer agrees to cooperate with Seller in the event Seller chooses to undertake a like-kind exchange described in Section 1031 of the Code with respect to any or all of the Purchased Assets, including providing any information and executing any documents or certificates reasonably requested by Seller.

(g) Any Tax refunds that are received by Buyer, and any amounts credited against Tax to which Buyer becomes entitled, on account of the operation of the Business or the Purchased Assets during Tax periods or portions thereof on or before the Effective Time and to which Taxes Seller has indemnified

Buyer pursuant to Section 9.1, shall be for the account of Seller, and Buyer shall tender to Seller any such refund or the amount of any such credit within 30 days after its receipt thereof or entitlement thereto.

(h) Seller shall use its commercially reasonable efforts to obtain a tax status compliance certificate, tax clearance certificate, or similar certificate, if available, from Ohio and all other state Governmental Authorities in which Seller files Tax Returns covering Taxes for which Seller files Tax Returns in such state as identified in Part 3.5(c). If available, such certificates shall be in the form normally and customarily provided by such state Governmental Authority dated no more than sixty (60) days prior to the Closing Date.

6.3 Obligations with Respect to Employees.

(a) Effective as the Effective Time, Seller shall terminate the employment of each Business Employee and shall, effective upon employment with Buyer, release each Transferred Employee (as defined below) from any non-competition obligations owed to Seller to the extent such obligations relate to the Business. Buyer shall offer employment, effective as of the Effective Time and subject to Buyer’s normal employment practices, to each of the Business Employees. Buyer shall have no obligation to employ any Business Employee other than on an “at will” basis. Notwithstanding the preceding sentence, however, Seller shall be responsible for all costs arising on account of periods ending with the Effective Time with respect to all of the Business Employees (including without limitation, all accrued wages, bonus, vacation and sick leave, retirement benefits, insurance and health benefits and other employment costs, and all federal and state withholding, social security and employment taxes payable in connection therewith).

(b) Seller shall indemnify and defend Buyer and its affiliates, subsidiaries, directors, officers, participants, attorneys, employees, consultants and agents, from and against any and all damages, penalties, losses, liabilities, costs or expenses whatsoever (including attorneys’ fees and costs) and claims therefor asserted by any current or former employee of Seller as of the Closing Date or in connection with the operation of the Business prior to the Closing Date to the extent that such claim or liability arises from or as a result of Seller’s ownership of the Business. Buyer shall indemnify, defend and hold Seller harmless from and against all costs and obligations of employment for each of the Business Employees that become employees of Buyer in connection with Closing (the “Transferred Employees”), arising on account of periods beginning with the Effective Time, including, without limitation, consequences of termination after the Effective Time, whether or not such costs and obligations are calculated by reference to duration of employment that may have begun before the Effective Time.

(c) It is the intent of the parties hereto to close this transaction and address all matters relating to the Business Employees in such a manner as to ensure that the Worker Adjustment and Retraining Notification Act, 29 USC § 2102 et seq. (“WARN”) is not invoked. Buyer shall indemnify, defend, and hold harmless Seller from and against any and all Losses (as defined hereinafter), whether direct or indirect, known or unknown, or foreseen or unforeseen, that may be incurred by, or asserted against, any such indemnified party arising out of or relating to Buyer’s or Seller’s failure to comply with WARN with respect to Business Employees in connection with the transactions described in this Agreement.

(d) No provision of this Section 6.3 shall create any third-party beneficiary rights in any Person, including without limitation employees or former employees (including any beneficiary or dependent thereof) of Seller or Buyer, unions or other representatives of such employees or former employees, or trustees, administrators, participants, or beneficiaries of any Plan, and no provision of this Section 6.3 shall create such third-party beneficiary rights in any such Person in respect of any benefits that may be provided, directly or indirectly, under any Plan, including the currently existing Plan. Nothing contained in this Section 6.3 is intended to be or shall be considered to be an amendment of any plan, program, agreement, arrangement or policy of Buyer or any of its Affiliates, nor shall it interfere with Buyer’s or any of its Affiliates’ right to amend, modify or terminate any plan, program or arrangement or to terminate the employment of any employee.

(e) Seller shall retain all responsibilities and obligations for COBRA continuation coverage under the provisions of Section 4980B of the Code and Section 601 of ERISA (and any subsidy in respect of COBRA under the American Recovery and Reinvestment Act of 2009, as amended) for those individuals who (i) as of the Closing Date are currently receiving COBRA continuation coverage from a Plan sponsored by a Seller or an ERISA Affiliate, (ii) are eligible for COBRA continuation coverage from such a Plan as a result of a qualifying event incurred prior to the Closing Date and (iii) are eligible for COBRA continuation coverage due to an employee suffering a loss of employment with Seller in connection with the transactions contemplated hereunder on or after the Closing Date. Seller or an ERISA Affiliate shall have the sole responsibility to maintain a group health plan for the period following the Closing Date which is required in order to enable Seller to comply with its obligations and responsibilities described in this Section 6.3.

(f) During the five year period from and after the Closing Date, Buyer or its Affiliates shall not, directly or indirectly, solicit, encourage to leave employment, or hire any person employed by Seller on the date hereof other than the Business Employees or any person hired by Seller prior to the termination or expiration of the Transition Services Agreement; provided, however, that the running of such time period shall be tolled during any period of time during which a Buyer or any of its Affiliates violates this paragraph. For purposes of this Section 6.3(f), it is expressly agreed that none of GTCR Golder Rauner, LLC, Newstone Capital Partners, L.P., or any of their respective affiliates shall be deemed to be an Affiliate of Buyer.

6.4 Stockholder Meeting; Recommendation; Proxy Material.

(a) Seller shall cause a meeting of its stockholders (the “Stockholder Meeting”) to be duly called and held as soon as reasonably practicable for the purpose of voting on the approval and adoption of the sale of the Business in accordance with the terms of this Agreement. Seller’s Board shall use its reasonable best efforts to obtain the Stockholder Approval. Seller shall submit this Agreement to its stockholders at the Stockholder Meeting.

(b) Seller’s Board shall not (x) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Buyer, its Board Recommendation (the “Seller Withdrawal Recommendation”) or (y) approve or recommend or propose publicly to approve or recommend to any of Seller’s stockholders, or otherwise permit or cause Seller to accept or enter into, an Acquisition Proposal (any action described in this clause (i) being referred to as a “Seller Adverse Recommendation Change”), (ii) neither Seller nor any of its subsidiaries shall approve, recommend, publicly propose or enter into any agreement with respect to an Acquisition Transaction, (iii) neither Seller nor any of its subsidiaries shall release any third party from, or waive any provisions of, any confidentiality and standstill agreement to which Seller is a party.

(c) Seller will use its reasonable best efforts to prepare and file, within ten (10) Business Days of the date hereof, a preliminary Proxy Statement with the SEC and will use its reasonable best efforts to respond to any comments of the SEC and to cause the Proxy Statement to be mailed to Seller’s stockholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC. Seller shall give Buyer and its counsel the opportunity to review the Proxy Statement and all amendments and supplements thereto, prior to their being filed with the SEC. Seller will notify Buyer promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Buyer with copies of all correspondence between Seller or any of its representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement. If at any time prior to the Stockholder Meeting there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, Seller will promptly prepare and mail to its stockholders such an amendment or supplement.

(d) None of the information supplied by Seller for inclusion or incorporation by reference in the Proxy Statement or any amendment thereof or supplement thereto will, at the time the Proxy Statement or any amendment thereof or supplement thereto is first mailed to Seller’s stockholders and at the time of the Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will be prepared in accordance with and comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

6.5 Nonsolicitation.

(a) Prior to the earlier of the Closing or the termination of this Agreement, Seller shall not, and shall not authorize or permit any of its Affiliates, directors, officers, employees, agents or representatives (including, without limitation, Platinum-Montaur Life Sciences, LLC), directly or indirectly, to solicit, initiate or encourage (including by way of furnishing or disclosing non-public information) any inquiries or the making of any proposal with respect to any merger, consolidation or other business combination involving the Business or Seller or the acquisition of all or substantially all of the assets or capital stock of the Business or Seller (an “Acquisition Transaction”), or negotiate, explore or otherwise engage in discussions with any Person, or enter into any agreement, with respect to any Acquisition Transaction or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate any of the transactions contemplated by this Agreement.

(b) Seller shall, and shall cause each of its Affiliates, directors, officers, employees, agents or representatives, to immediately cease any solicitations, discussions or negotiations existing on the date of this Agreement with any Person (other than the parties hereto) that has made or indicated an intention to make a proposal in respect of an Acquisition Transaction.

(c) Seller shall advise Buyer in writing within 48 hours of the receipt, directly or indirectly, of any inquires or proposals relating to an Acquisition Transaction and shall promptly furnish to Buyer either a copy of such proposal or a written summary of all of the material terms of such proposal, including the name of the party making such inquiry or proposal.

6.6 Use of Neoprobe Marks; Neoprobe Site.

(a) Seller shall, (i) as soon as practicable after the Closing Date and in any event within six (6) months following the Closing Date, cease to make any use of any of the Neoprobe Marks, including any name or mark confusingly similar thereto both in the United States and outside of the United States. In furtherance thereof, as promptly as practicable but in no event later than six (6) months following the Closing Date, Seller shall remove, strike over or otherwise obliterate all Neoprobe Marks from all materials used in the United States or outside the United States, including any vehicles, business cards, schedules, stationery, packaging materials, displays, signs, promotional materials, manuals, forms, computer software and other materials.

(b) For the one (1) year period commencing on the day after the Closing Date, Buyer shall maintain on the home page of the Neoprobe Site a hyperlink to an alternate URL promoting Seller and its other businesses, which URL shall be determined by Seller in its reasonable discretion, provided that such URL complies with Section 6.6(a) and all other provisions of this Agreement.

6.7 Distribution Rights.

(a) Effective upon Closing, the Distribution Agreement shall automatically terminate and no longer be in effect; provided, however, that the termination of the Distribution Agreement shall not relieve either party of any indemnity obligations arising prior to the Closing Date.

(b) In the event that Seller (or any of its Affiliates) desires to engage a third party to distribute any medical device used in surgical oncology primarily having a diagnostic purpose, including, without limitation, medical devices used for the detection of fluorescence labeled compounds or antibodies (“Other Products”), then (i) for a period of five (5) years following the Closing Date Buyer shall have a right of first refusal to distribute such Other Products on commercially reasonable terms no less favorable to Buyer than the terms offered by an unaffiliated third party, but in no event less favorable to Buyer than the terms set forth in the Distribution Agreement; and thereafter (ii) for a period of an additional seven (7) years Buyer shall have a right of first refusal to distribute such Other Products on commercially reasonable terms no less favorable to Buyer than the terms offered by an unaffiliated third party. Seller shall promptly notify Buyer in writing of its desire to engage a third party to distribute Other Products, summarizing the principal business and economic terms offered by an unaffiliated third party, and Buyer (or any of its Affiliates) shall have a period of thirty (30) days within which it shall have the right to notify Seller of its election to distribute Other Products, including the proposed terms of such distribution. Notwithstanding the foregoing, in the event that Seller is acquired by a third party prior to the expiration of the 12-year period, the provisions of this Section 6.7(b) shall not apply to such acquiror and its Affiliates other than Seller and its Affiliates existing immediately prior to such acquisition.

6.8 Access Pending Closing.  Subject to applicable Law and confidentiality restrictions, Seller shall, at all reasonable times prior to Closing, make the plants, properties, management, books and records of Seller, in respect of the Business and management employees of the Business, available during normal business hours to Buyer, its representatives, financial advisors, consultants, lenders and auditors, and Seller shall, in respect of the Business and employees of the Business, furnish or cause to be furnished to such Persons during such period all such information and data concerning the same as such Persons may reasonably request.

6.9 Books and Records.

(a) The Parties shall cooperate fully with each other after the Closing so that each Party has access, for any proper purpose, to the business records, contracts and other information existing at the Closing Date, insofar as they relate to the Purchased Assets, the Assumed Liabilities or the conduct of the Business prior to the Closing (whether such records are in the possession of Buyer or Seller). The party in possession of any files, books or records existing at the Closing Date, insofar as they relate to the Purchased Assets, the Assumed Liabilities or the conduct of the Business prior to the Closing, shall use its reasonable efforts to not destroy such files, books or records for a period of six (6) years after the Closing Date without giving the other party at least ninety (90) days’ prior written notice, during which time such other party shall have the right (subject to Section 6.9(b)) to examine and to remove any such files, books and records prior to their destruction; provided that, if Seller retains any files, books or records (i) maintained under Seller’s quality management system, (ii) maintained in connection with any submission to, or issued by, the FDA or any similar non-US Governmental Authority, (iii) maintained in connection with any submission under, or issued under, the European Community Medical Device Directive, or (iv) maintained in connection with the Company’s design history files or device master records, in each case to the extent such files, books or records relate to the Products, Seller shall use its reasonable efforts to not destroy such files, books or records without giving the Buyer at least ninety (90) days’ prior written notice, during which time such other party shall have the right (subject to Section 6.9(b)) to examine and to remove any such files, books and records prior to their destruction.

(b) The access to files, books and records contemplated by subsection (a) above shall be during normal business hours and upon not less than two (2) days’ prior written request, shall be subject to such reasonable limitations as the Party having custody or control thereof may impose to preserve the confidentiality of information contained therein, shall only be available if the Party seeking access has a proper purpose, and shall not extend to material subject to a claim of privilege unless expressly waived by the Party entitled to claim such privilege.

6.10 Government and Third Party Consents.  Prior to the Closing, Seller shall give all required notices to third parties and Governmental Authorities and will use its reasonable best efforts to obtain all licenses and permits, consents, waivers, approvals, authorizations, declarations and filings listed on Part 3.2(c) which are required to consummate the transactions contemplated by this Agreement. Notwithstanding the foregoing, only those licenses and permits, consents, waivers, approvals, authorizations, declarations and filings listed on Schedule 6.10 will be required to be obtained by Seller on or prior to the Closing Date (collectively, the “Required Consents”). Buyer will provide reasonable cooperation with Seller with respect to obtaining the Required Consents; provided that, Buyer will not be obligated to make any payment or expenditure with respect to obtaining the Required Consents. Seller shall cooperate with Buyer in obtaining all licenses and permits, consents, waivers, approvals, authorizations, declarations and filings necessary to operate the Business which will not be a Purchased Asset; provided that, Seller will not be obligated to make any payment or expenditure with respect to obtaining such licenses and permits, consents waivers, approvals authorizations declaration and filings.

6.11 Accounts Receivable.  In the event that any Accounts Receivable, other than any Accounts Receivable payable by Buyer, that were in existence at the Closing Date (or any portion thereof) remain uncollected on the date which is ninety (90) days after the Closing Date, then Buyer may require Seller to repurchase from Buyer such uncollected Accounts Receivable at the face amount thereof. In such case, Buyer shall assign its rights to such uncollected Accounts Receivable to Seller and provide Seller with all records related thereto.

6.12 Press Release.  The Parties agree that no press release or other public statement concerning the negotiation, execution and delivery of this Agreement or the transactions contemplated hereby shall be issued or made without the prior written approval of both Seller and Buyer (which approval shall not be unreasonably withheld), except as required by the rules of any national securities exchange, national securities association or over-the-counter market, foreign or domestic, as applicable, or applicable Law, in which case the Party making such disclosure will first provide to the other Party the text of the proposed disclosure, the reasons such disclosure is required and the time and manner in which the disclosure is intended to be made.

6.13 Cooperation.  On or after the Closing Date, the Parties shall, on request, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and instruments, including contract assignments, and doing any and all such other things as may be reasonably required by the Parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement. In connection with the Liabilities assumed by Buyer and the Liabilities retained by Seller pursuant to this Agreement, each of the Parties hereto shall, and shall cause their Affiliates and employees to, aid, cooperate with and assist the other Party in their defense of such assumed or retained Liabilities, by, among other things, providing such other Party with full access to pertinent records at such times as such other party or parties may reasonably request. With respect to the assignment, prosecution, and maintenance of Intellectual Property, Seller and Buyer shall reasonably cooperate for the purposes of transferring ownership and the responsibility to administer, prosecute, and maintain the Intellectual Property to Buyer, including but not limited to the furnishing to Buyer within ten (10) days following the Closing Date: (a) a copy of Seller’s attorney docket related to Business IP; and (b) an itemized list, as of Closing Date, of all maintenance fees, issue fees, annuities, prosecution fees, prosecution responses, and any other fee or response due within 180 days following the Closing Date. Seller shall also furnish to Buyer all material computer files, correspondence, and other records relating to the Taxes, renewals, and all other filings and maintenance relating to the Business IP. Seller shall reimburse Buyer for any payments or fees related to the Business IP paid by Buyer after Closing Date to the extent such fees were due on or before Closing.

6.14 Delivery of Monthly Financials.  Until the Closing Date, Seller shall, as promptly as practicable but in no event later than thirty (30) days after the end of each calendar month, prepare and deliver to Buyer any unaudited balance sheet and statements of operations of the Business for such calendar month. Such unaudited statements shall be prepared on a basis consistent with the preparation of the Business Financial Statements.

6.15 Licenses and Permits.  Seller shall use commercially reasonable efforts to cooperate with and assist Buyer and its Affiliates (i) in transferring all transferrable permits, licenses, authorizations or approvals to Buyer or its designated Affiliate to the extent such permits, licenses, authorizations or approvals are not necessary or desirable for Seller after the Closing, and (ii) in obtaining for Buyer or its designated Affiliate, on a post-Closing basis, those permits, licenses, authorizations or approvals as may be necessary to operate and conduct the Business as now conducted or to occupy any premises in which the Business is operated or conducted.

6.16 Update of Seller Disclosure Schedule.  Seller has the right from time to time prior to the Closing to supplement the Seller Disclosure Schedule with respect to any events or conditions arising hereafter which if existing on the date of this Agreement would have been required to be set forth or described in the Seller Disclosure Schedule; provided, however, that no such supplement shall be deemed to modify the representations or warranties made in this Agreement, or be effective to cure any breach of Seller hereunder, with respect to the satisfaction of the closing conditions in Article 7, or with respect to the exercise of any rights to indemnification pursuant to Article 9.

ARTICLE 7
CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

The obligation of Buyer to proceed with the Closing shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent, any of which may be waived in whole or in part by Buyer:

7.1 Accuracy of Representations and Warranties and Performance of Obligations.  All representations and warranties made by Seller in or pursuant to this Agreement shall be true and correct in all material respects, except for those representations and warranties that are qualified as to materiality which shall be true and correct in all respects, on and as of the Closing Date with the same effect as if such representations and warranties had been made on and as of the Closing Date, except to the extent that any such representation or warranty by its terms relates to an earlier date, and except to the extent of any change expressly consented to in writing by Buyer, and Seller shall have performed or complied in all material respects with all covenants, agreements and conditions contained in this Agreement required to be performed or complied with at or prior to the Closing. Seller shall deliver to Buyer at the Closing a certificate of an officer of Seller certifying that the conditions stated in this Section 7.1 have been fulfilled.

7.2 Consents and Approvals.  All filings with Governmental Authorities shall have been made and any necessary authorizations, consents or approvals required from such authorities shall have been obtained and shall be in full force and effect.

7.3 No Litigation or Contrary Judgment.  On the Closing Date there shall exist no valid Order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents the consummation of the transactions contemplated by this Agreement.

7.4 No Material Adverse Effect.  There shall not have occurred after the date hereof any event that has had or reasonably would be expected to have a Material Adverse Effect.

7.5 Stockholder Approval. The Stockholder Approval shall have been obtained.

7.6 Deliveries of Seller at Closing.  At Closing, Seller shall deliver or cause to be delivered to Buyer:

(a) one or more applicable bills of sale with respect to the Purchased Assets, in form and substance reasonably acceptable to Buyer and Seller, duly executed by Seller;

(b) an assignment and assumption agreement with respect to the Assumed Liabilities, in form and substance reasonably acceptable to Buyer and Seller, duly executed by Seller;

(c) one or more assignments of the Intellectual Property described in Part 3.13, in form and substance reasonably acceptable to Buyer, duly executed by Seller, together with such other assignment and conveyance documents that Buyer reasonably requests to effectuate the transactions contemplated hereby, together with all files and documents (including with respect to searches, opinions and other analyses) relating thereto;

(d) the Transition Services Agreement, duly executed by Seller;

(e) all Required Consents;

(f) the written release of all Liens (other than Permitted Liens) relating to the Purchased Assets, in form and substance acceptable to Buyer, executed by the holder of or parties to each such Lien;

(g) a certificate of good standing of Seller, dated no more than five Business Days prior to the Closing Date, from the Secretary of State of Delaware;

(h) a copy, certified by the Secretary of Seller to be true, complete and correct as of the Closing Date, of the Certificate of Incorporation, bylaws and resolutions of the shareholders of Seller, authorizing and approving the transactions contemplated hereby;

(i) the certificate required of Seller pursuant to Section 7.1; and

(j) such other customary documents, instruments or certificates as shall be reasonably requested by Buyer and as shall be consistent with the terms of this Agreement.

ARTICLE 8
CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

The obligation of Seller to proceed with the Closing shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions precedent, any of which may be waived in whole or in part by Seller:

8.1 Accuracy of Representations and Warranties and Performance of Obligations.  All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects, except for those representations and warranties that are qualified as to materiality which shall be true and correct in all respects, on and as of the Closing Date with the same effect as if such representations and warranties had been made on and as of the Closing Date, except to the extent that any such representation or warranty by its terms relates to an earlier date, and except to the extent of any change consented to by Seller, and Buyer shall have performed or complied in all material respects with all covenants, agreements and conditions contained in this Agreement required to be performed or complied with at or prior to the Closing. Buyer shall deliver to Seller at the Closing a certificate of an officer of Buyer certifying that the conditions stated in this Section 8.1 have been fulfilled.

8.2 Consents and Approvals.  All filings with Governmental Authorities or any other third parties shall have been made and any necessary authorizations, consents or approvals required from such authorities or third parties shall have been obtained and shall be in full force and effect.

8.3 No Litigation or Contrary Judgment.  On the Closing Date there shall exist no valid Order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents the consummation of the transactions contemplated by this Agreement.

8.4 Deliveries of Buyer at Closing.  At Closing, Buyer shall deliver to Seller:

(a) by cash or wire transfer, the Cash Payment in immediately available funds in accordance with the wire instructions set forth on Schedule 8.4(a);

(b) an assignment and assumption agreement with respect to the Assumed Liabilities, in form and substance reasonably acceptable to Buyer and Seller, duly executed by Buyer;

(c) one or more assignments of Intellectual Property of Seller, in form and substance acceptable to Buyer, duly executed by Buyer to the extent necessary and warranted;

(d) the Transition Services Agreement, duly executed by Buyer;

(e) certificate of good standing of Buyer, dated no more than five Business Days prior to the Closing Date, from the Secretary of State of Delaware;

(f) the certificate required of Buyer pursuant to Section 8.1; and

(g) such other customary documents, instruments or certificates as shall be reasonably requested by Seller and as shall be consistent with the terms of this Agreement.

ARTICLE 9
INDEMNIFICATION

9.1 Indemnification of Buyer.

(a) Seller shall hold Buyer and its Affiliates, and their respective shareholders, directors, officers, employees, successors, assigns, and agents (the “Buyer Indemnified Persons”), harmless and indemnify each of the Buyer Indemnified Persons from and against any and all claims, losses, damages, liabilities, expenses or costs (but net of any Tax detriment or Tax benefit when and if realized) (“Losses”), plus reasonable attorneys’ fees and expenses incurred in connection with Losses and/or enforcement of this Agreement (collectively, the “Indemnified Losses”) incurred or to be incurred by any of them resulting from or arising out of; (i) any breach or violation of a representation or warranty made by Seller in Article 3 of this Agreement, (ii) any breach, violation or non-fulfillment of a covenant or agreement made by Seller in this Agreement, (iii) the ownership, use or possession of the Excluded Assets, (iv) the

Excluded Liabilities, and (v) fraud or intentional misrepresentation or criminal acts. Seller hereby waives any claim for contribution or indemnity from any of the Transferred Employees with respect to any Indemnified Losses.

(b) In addition to any other indemnification granted herein and notwithstanding the survivability or limits, if any, of any representation contained herein or the absence of any representation herein, Seller agrees to hold the Buyer Indemnified Persons harmless and shall indemnify each of them from and against liabilities of Seller for Taxes or liability, if any, for Taxes of others, including, but not limited to, Seller or any of its Affiliates, or damage or Indemnified Losses payable with respect to Taxes claimed or assessed against Buyer with respect to the Business or the Purchased Assets (i) for any taxable period, or portion thereof, ending on or before the Effective Time (except as otherwise specified in Section 6.2), or (ii) for any taxable period resulting from a breach by Seller of any of the representations or warranties or covenants contained in Sections 3.5 or 6.2 hereof. Seller also agrees to indemnify, defend and hold harmless the Buyer Indemnified Persons from and against any and all Indemnified Losses sustained by Buyer in a taxable period ending after the Effective Time that arises out of the settlement or other resolution (without the consent of Buyer) of a proposed Tax adjustment that relates to a taxable period ending on or before the Effective Time (except as otherwise specified in Section 6.2(a) or 6.2(b)).

(c) With respect to any indemnity payment under this Section 9.1, the parties agree to treat, to the extent permitted by Legal Requirement, all such payments as an adjustment to the consideration paid for the sale and transfer of the Purchased Assets.

9.2 Indemnification of Seller.  Buyer shall hold Seller and its Affiliates, and their respective members, shareholders, directors, managers, officers, employees, successors, assigns, and agents, harmless and indemnify each of them from and against any and all Indemnified Losses incurred or to be incurred by any of them resulting from or arising out of (i) any breach or violation of a representation or warranty made by Buyer in Article 4 of this Agreement, (ii) any breach or violation of a covenant or agreement made by Buyer in this Agreement, (iii) the Assumed Liabilities, or (iv) the operation (including the payment of Taxes attributable to periods after the Effective Time) of the Business after the Effective Time.

9.3 Survival.  The respective representations and warranties made by the parties in Article 3 and Article 4 shall survive the Closing Date but shall expire eighteen (18) months after the Closing Date, unless a claim with respect thereto shall have been made prior to such date against the party or parties responsible for indemnification hereunder (collectively, the “Indemnifying Party”), in which case such representation and warranty shall survive until such claim is resolved in accordance with the terms hereof, except that (i) the representations and warranties under Sections 3.1 (Corporate Existence and Power), 3.2 (Valid and Enforceable Agreement; Authorization; Non-Contravention), 3.10 (Title to Purchased Assets), 4.1 (Corporate Existence and Power) and 4.2 (Valid and Enforceable Agreement; Authorization; Non-Contravention) shall survive indefinitely, (ii) the representations and warranties under Section 3.13 (Intellectual Property) shall survive for a period of five (5) years after the Closing Date, and (iii) the representations and warranties under Sections 3.5 (Taxes) and 3.21 (Employee Benefit Matters) shall survive until 30 days after the expiration of all applicable statutes of limitation, including any suspensions, tollings or extensions thereof (the representations and warranties set forth in this clauses (i) – (iii) collectively, the “Fundamental Reps”). No party shall be entitled to indemnification for breach of any representation and warranty set forth in Article 3 and Article 4 unless a Notice of Claim of such breach has been given to the Indemnifying Party within the period of survival of such representation and warranty as set forth herein.

9.4 Notice of Claim; Satisfaction of Claim.  Upon obtaining knowledge of any Indemnified Losses, any person entitled to indemnification under Section 9.1 or 9.2 (the “Injured Party”) shall give written notice to the Indemnifying Party specifying the facts constituting the basis for such claim and the amount, to the extent known, of the claim asserted (such written notice being hereinafter referred to as a “Notice of Claim”); provided, however, that the right of a Person to be indemnified hereunder shall not be adversely affected by a failure to give such Notice of Claim unless, and then only to the extent that, an Indemnifying Party is prejudiced thereby. If the Indemnifying Party disputes such claim of indemnification, it shall notify the Injured Party thereof within thirty (30) days after receipt of the Notice of Claim, whereupon the parties shall meet and attempt in good faith to resolve their differences with respect to such claim or indemnification. If the dispute has not been resolved within thirty (30) days after the parties first meet to attempt such resolution, then either of such parties can bring an Action against the other party to recover such Indemnified Losses in a court of competent jurisdiction. If the Indemnifying Party does not dispute the Injured Party’s claim of indemnification, the Indemnifying Party shall pay the amount of any valid claim within thirty (30) days after receipt of the Injured Party’s Notice of Claim.

9.5 Right to Contest Claims of Third Persons.  If an Injured Party is entitled to indemnification hereunder because of a claim asserted by any claimant other than an indemnified Person hereunder (“Third Person”), the Injured Party shall give a Notice of Claim to the Indemnifying Party promptly after such assertion is actually known to the Injured Party; provided, however, that the right of a Person to be indemnified hereunder in respect of claims made by a Third Person shall not be adversely affected by a failure to give such Notice of Claim unless, and then only to the extent that, an Indemnifying Party is prejudiced thereby. The Indemnifying Party shall have the right, upon written notice to the Injured Party, and using counsel reasonably satisfactory to the Injured Party, to investigate, secure, contest, or settle the claim alleged by such Third Person (a “Third Person Claim”); provided that the Indemnifying Party notified the Injured Party in writing of its election to indemnify the Injured Party with respect to such Third Person Claim; and provided further that the Indemnifying Party will not consent to the entry of any judgment with respect to the matter or enter into any settlement with respect to the matter without the written consent of the Injured Party (not to be withheld or delayed unreasonably) except that the Indemnifying Party shall be entitled to consent to any judgment and/or enter into any settlement without the consent of the Injured Party if such judgment or settlement requires only the payment of money. For the avoidance of doubt, a claim or challenge asserted by the Internal Revenue Service against an Injured Party shall be considered a Third Person Claim hereunder. The Injured Party may thereafter participate in (but not control) the defense of any such Third Person Claim with its own counsel at its own expense, unless separate representation is necessary to avoid a conflict of interest, in which case such representation shall be at the expense of the Indemnifying Party. If the Indemnifying Party elects not to defend the Injured Party with respect to such Third Person Claim, the Injured Party shall have the right, at its option, to assume and control defense of the matter. The failure of the Indemnifying Party to respond in writing to the Notice of Claim within thirty (30) days after receipt thereof shall be deemed an election not to defend the same. If the Indemnifying Party does not so acknowledge its obligation to indemnify and assume the defense of any such Third Person Claim, (a) the Injured Party may defend against such claim, in such manner as it may deem appropriate, including, but not limited to, settling such claim, after giving written notice of the same to the Indemnifying Party, on such terms as the Injured Party may deem appropriate; provided that in all cases the Injured Party will not consent to the entry of a judgment or enter into any settlement with respect to the matter without the written consent of the Indemnifying Party (not to be withheld or delayed unreasonably), except that the Injured Party shall be entitled to consent to any judgment and/or enter into any settlement without the consent of the Indemnifying Party if such judgment or settlement does not require the payment of money and (b) the Indemnifying Party may participate in (but not control) the defense of such action, with its own counsel at its own expense. The parties shall make available to each other all relevant information in their possession relating to any such Third Person Claim and shall cooperate in the defense thereof.

9.6 Characterization and Calculation of Indemnity Payments.  Any indemnification payments made pursuant to this Agreement shall be considered, to the extent permissible under Legal Requirement, as adjustments to the Purchase Price for all Tax purposes.

9.7 Limitations on Indemnification.

(a) Notwithstanding anything to the contrary set forth in this Agreement, neither Buyer nor Seller shall be entitled to receive any amount in respect of any indemnification claims: (i) unless and until the amount of all Damages incurred or suffered by such Party exceeds $100,000 (the “Basket”) in the aggregate, in which event, the Indemnifying Person shall be obligated to indemnify the Injured Party, and the Injured Party may assert its right to indemnification, to the full extent of all Indemnified Losses, including Indemnified Losses that are less than the Basket, or (ii) in excess of $5,000,000 (the “Cap”) in the aggregate; provided, however, that the Cap shall not apply to breaches of any Fundamental Reps, and neither the Basket nor the Cap shall apply to breaches of (x) any covenant contained in Article 2, Article 5 or Article 6, (y) the indemnification obligations under Section 9.1(b), or (z) or any act of fraud on the part of Seller (collectively, the matters referenced in this proviso are referred to herein as the “Uncapped Indemnification Matters”). Except to the extent indemnifiable pursuant to Section 9.1(b), neither Buyer nor Seller shall be entitled to receive any amount in respect of any indemnification claims resulting from or arising out of any breach or violation of any Fundamental Reps in excess of the Aggregate Consideration.

(b) Except with respect to Uncapped Indemnification Matters, the indemnification obligations in this Article 9 shall terminate on the date that is eighteen (18) months after the Closing Date, unless prior to such date, the Injured Person has notified the Indemnifying Person of an indemnification claim in accordance with Section 9.4 or 9.5 above, in which case, the indemnification obligations in this Article 9 with respect to such claim shall survive until resolution of such indemnification claim.

(c) Payments by an Indemnifying Party pursuant to this Article 9 in respect to any Indemnified Loss shall be reduced by an amount equal to any insurance recoveries that are received by the Injured Party with respect to all or a portion of such Indemnified Loss.

(d) The foregoing indemnification provisions of this Article 9 shall be the exclusive remedy of a Party for breach by the other Party of the representations and warranties in Article 3 or Article 4 above.

ARTICLE 10
MISCELLANEOUS PROVISIONS

10.1 Termination.

(a) This Agreement may be terminated at any time prior to the Closing only by:

(i) mutual written consent of Seller and Buyer;

(ii) by Seller or Buyer if the other Party shall have breached any material provisions of this Agreement and shall not have cured such breach within 10 days of receiving notice of such breach by the non-breaching party;

(iii) by Buyer if the Seller Stockholder Meeting has occurred and the Stockholder Approval is not received; or

(iv) by Seller or Buyer, if the Closing shall not have occurred on or before the 90th calendar day after execution of this Agreement (or, if such date is not a Business Day, the next Business Day immediately following such date).

(b) The right to terminate this Agreement under this Section 10.1 shall not be available to any Party whose failure to fulfill any obligation hereunder or other breach of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

(c) In the event of termination of this Agreement as provided in Section 10.1(a), written notice thereof shall be given to the other Party, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Section 6.12, Article 9, and this Article 10, all of which shall survive termination of this Agreement at any time) and there shall be no liability as a result thereof on the part of any Party hereto or their respective Affiliates, except (i) any liability of Seller as provided in Section 10.1(d), and (ii) that nothing shall relieve any Party from liability for fraud, bad faith or any breach of this Agreement; and provided further that where the Termination Fee (as defined below) is payable, Seller shall have no other liability upon termination except for liability for any willful and material breach prior to, or resulting in, such termination.

(d) In the event that this Agreement is terminated: (i) by Buyer pursuant to Section 10.1(a)(ii) as a result of a breach of any of the covenants set forth in Section 6.4, then Seller shall, on the date of such termination, pay Buyer by wire transfer of immediately available funds to an account designated by Buyer a fee equal to US $1,000,000 (the “Termination Fee”) plus all reasonable out-of-pocket expenses, actually documented and incurred or payable by or on behalf of Buyer in connection with or in anticipation of the transactions contemplated by this Agreement and the Related Agreements (whether before or after the date of this Agreement), including all attorney’s fees, financial advisor’s fees, accountants’ fees and filing fees (“Termination Expenses”); or (ii) by Buyer pursuant to Section 10.1(a)(iii), then Seller shall, on the date of such termination, pay Buyer by wire transfer of immediately available funds to an account designated by Buyer a fee equal to the Termination Expenses only; provided, however, that in no event shall Seller be liable to Buyer for Termination Expenses in excess of US $500,000, in the aggregate.

(e) Buyer and Seller acknowledge and agree that the payment of the Termination Fee and Termination Expenses as contemplated by Section 10.1(d) is reasonable and not excessive in light of the nature of the transactions contemplated by this Agreement. If Buyer has the right to receive the Termination Fee and Termination Expenses pursuant to Section 10.1(d), such Termination Fee and Termination Expenses shall be Buyer’s exclusive remedy for any breach by Seller other than for fraud or bad faith. The Parties acknowledge and agree that the agreements contained in this Section 10.1 are an integral part of the transactions contemplated hereby and that, without these agreements, Buyer would not enter into this Agreement. If Seller fails promptly to pay the Termination Fee and Termination Expenses and, in order to obtain such payment(s), Buyer commences a suit that results in a judgment against Seller for the Termination Fee and Termination Expenses, Seller shall pay to Buyer its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such suit.

10.2 Notice.  All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) by facsimile, receipt confirmed, (c) on the next Business Day when sent by overnight courier, or (d) on the second succeeding Business Day when sent by registered or certified mail (postage prepaid, return receipt requested), to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Buyer:

Devicor Medical Products, Inc.
Summit Woods Corporate Center II, 5th Floor
300 E Business Way
Sharonville, Ohio 45241
Attention: Jonathan Salkin
Facsimile: (877) 369-5301

With copies to:

GTCR Golder Rauner, LLC
300 North LaSalle, Suite 5600
Chicago, Illinois 60654
Attention: Constantine S. Mihas
Facsimile: (312) 382-2201

and

Bryan Cave LLP
211 N. Broadway, Suite 3600
St. Louis, Missouri 63102
Attention: C. Brendan Johnson
Facsimile: (314) 552-8438

If to Seller:

Neoprobe Corporation
425 Metro Place North, Suite 300
Dublin, Ohio 43017
Attention: Brent Larson
Facsimile: (614) 793-7520

With a copy to:

Porter, Wright, Morris & Arthur, LLP
41 South High Street, Suite 2800
Columbus, Ohio 43215
Attention: William J. Kelly, Jr.
Facsimile: (614) 227-2100

10.3 Entire Agreement.  This Agreement and the Schedules and Exhibits hereto embody the entire agreement and understanding of the Parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings relative to such subject matter.

10.4 Amendment and Modification.  To the extent permitted by applicable Legal Requirement, this Agreement shall be amended, modified or supplemented only by a written agreement between Buyer and Seller.

10.5 Assignment; Binding Agreement.  This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be transferred, delegated, or assigned by Seller (by operation of law or otherwise) without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), or by Buyer without the prior written consent of Seller (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that Buyer (a) shall have the right to transfer and assign its rights, benefits or obligations under this Agreement, in whole or in part, to any of its Affiliates or to any subsequent purchaser of Buyer or of Devicor Medical Products Group, LLC (or of any material portion of their assets (whether such sale is structured as a sale of equity, a sales of assets, a merger or otherwise)), and (b) may assign its rights under this Agreement for collateral security purposes to any lender providing financing to Buyer or any of its Affiliates, and any such lender may exercise all of the rights and remedies of Buyer hereunder, provided that Buyer shall remain liable for all of its obligations hereunder. Buyer shall have the right to direct the transfer or delivery of any portion of the Purchased Assets and/or Assumed Liabilities to any of its Affiliates.

10.6 Counterparts.  This Agreement may be executed in multiple counterparts (including via facsimile or portable document format (PDF)), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

10.7 Headings; Interpretation.  The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement. Each reference in this Agreement to an Article, Section, Schedule or Exhibit, unless otherwise indicated, shall mean an Article or a Section of this Agreement or a Schedule or Exhibit attached to this Agreement, respectively. References herein to “days,” unless otherwise indicated, are to consecutive calendar days. The term “person” includes any Governmental Authority. Gender-specific references such as “its,” “his,” and “her” shall include all other genders. Each Party hereto has participated substantially in the negotiation and drafting of this Agreement and each Party agrees that any ambiguity herein should not be construed against the draftsman.

10.8 Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

10.9 Exhibits; Schedules.  All Exhibits and Schedules referred to in this Agreement shall be attached hereto and incorporated by reference herein. Any matter disclosed in this Agreement or in any Schedule with reference to any Section of this Agreement shall be deemed a disclosure in respect to all sections of this Agreement to which such disclosure may apply.

10.10 Expenses.  Seller shall pay all costs and expenses incurred on its behalf in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of their attorneys, accountants, advisors and other representatives, whether in connection with consultation or communication with, or other assistance to, Buyer or its advisors or representatives or otherwise. Buyer shall pay all costs and expenses incurred on its behalf in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of its attorneys, accountants and advisors.

10.11 Remedies Cumulative.  All rights and remedies of the parties under this Agreement are cumulative and without prejudice to any other rights or remedies under Legal Requirement.

10.12 Governing Law.  This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Ohio applicable to contracts executed and performed entirely within the state, without reference to its choice of law rules.

10.13 Jurisdiction; Service of Process; Waiver of Jury Trial.  Any action, suit or proceeding arising out of or relating to this Agreement, the Transition Services Agreement or any of the transactions contemplated hereby or thereby (a “Proceeding”) shall be brought exclusively in the Court of Common Pleas of Franklin County, Ohio or of Hamilton County, Ohio (and all Parties consent to the assignment to the Commercial Docket of either such court) or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of Ohio, and each of the parties irrevocably submits to the jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding in any other court. The parties agree that any or all of them may file a copy of this Section 10.13 with any court as written evidence of the knowing, voluntary and bargained agreement among the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding may be served on any party anywhere in the world. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS SECTION 10.13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

10.14 No Third Party Beneficiaries or Other Rights.  Nothing herein shall grant to or create in any person or entity not a party hereto, or any such person’s or entity’s dependents, heirs, successors or assigns, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed as of the date first above written.

“BUYER”
Devicor Medical Products, Inc.
By: /s/ Jonathan Salkin Name: Jonathan Salkin Title: EVP
“SELLER”
Neoprobe Corporation
By: /s/ Brent L. Larson Name: Brent L. Larson Title: Sr. V.P. & CFO

Signature page to Purchase Agreement

* Asterisked material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule 1.16

Business Employees

[*]

[*]

[*]

[*]

[*]

[*]

Schedule 1.18

Business Financial Statements

Statement of Net Assets

	12/31/2010	12/31/2009
Assets:
Accounts receivable, net	$1,910,153	$1,337,930
Inventory, net	826,588	618,697
Total current assets	2,736,741	1,956,626
Equipment	1,004,136	979,389
Less: Accumulated depreciation	(889,888)	(825,992)
Total equipment	114,248	153,397
Patents and trademarks	509,886	486,457
Less: Accumulated amortization	(428,613)	(424,479)
Total patents and trademarks	81,273	61,978
Total assets	$2,932,262	$2,172,002
Liabilities:
Accounts payable	$165,581	$310,739
Accrued liabilities	263,108	214,067
Deferred revenue, current portion	554,430	460,369
Total current liabilities	983,119	985,175
Deferred revenue	472,924	234,119
Total liabilities	1,456,043	1,219,294
Total net assets	$1,476,219	$952,708
Net working capital	$1,753,622	$971,451

Statement of Gross Profit

	For the Years Ended
	12/31/2010	12/31/2009
Net sales	$8,912,559	$8,420,154
Service revenue	292,863	273,539
Extended warranty revenue	777,752	724,339
Total revenues	9,983,174	9,418,032
Cost of goods sold	2,928,569	2,895,398
Cost of service	225,222	194,476
Cost of extended warranty	52,918	44,866
Total cost of sales	3,206,709	3,134,740
Gross profit	$6,776,465	$6,283,292

Schedule 1.72

Permitted Liens

None.

Schedule 1.75

Products

Seller Model #	Buyer Model #	Description
1013	NPE14	14mm Collimator
1017	NPR14	14mm Corded Probe
1100	NPB14S	14mm Wireless Probe (straight head)
1101	NPB14A	14mm Wireless Probe (angled head)
1102	NPB11L	Laparoscopic Wireless Probe
1103	NPRF18	High Energy (F18) Probe
1104	NPB09S	9mm Wireless Probe (straight head)
1131	NPBAK	Serial Port Adapter and Software Upgrade Kit for Bluetooth Probes
2009	NPA75	AC Power Cord, N. America
2060	NPAF18	Reusable 14mm High Energy Probe Cord
2010	NPA71	Accessory Case
2021	NPA73	Probe Cable (14mm to 2000)
2024	NPA76	Probe Cable (14mm to 2100, 2200 & 2300)
2044	NPSW301	V3.01 Software and Utilities Kit
2045	NPSW501	V5.01 Software and Utilities Kit
2046	NPSW601	V6.01 Software and Utilities Kit
2200	NPCU2	neo2000 Control Unit, Model 2200 (incl. 2201 Operations Manual)
2300	NPCU3	neo2000 Control Unit, Model 2300 (incl. 2201 Operations Manual)
P405	N/A	Check Source Holder with Software

Schedule 1.89

Seller’s Knowledge

Anthony K. Blair
Rodger A. Brown (solely for purposes of Section 3.15 of the Agreement)
David C. Bupp
Brent L. Larson
Douglas L. Rash

Schedule 2.1(j)

Purchased Assets: Neoprobe Marks

Trademark Name	Jurisdiction	Registration Number	Registration Date	Next Renewal Date
neo2000	U.S.	2,322,304	2/22/2000	2/22/2020
Neoprobe	U.S.	2,316,583	2/8/2000	2/8/2020
Neoprobe	Austria	151,006	1/28/1994	1/28/2014
Neoprobe	Benelux	541,191	8/1/1994	10/22/2013
Neoprobe	France	33,254,994	11/4/2003	11/4/2013
Neoprobe	Germany	2,079,214	9/27/1994	10/31/2013
Neoprobe	Great Britain	1,551,932	8/11/1995	10/26/2020
Neoprobe	Italy	665,552	12/19/1995	11/2/2013
Neoprobe	Malaysia	97,004,602	4/1/1997	4/10/2014
Neoprobe	South Korea	310,007	3/20/1995	3/20/2015
Neoprobe	Spain	1,787,313	5/3/1996	10/29/2013
Neoprobe	Spain	1,787,314	5/3/1996	10/29/2013
Neoprobe	Sweden	259,040	6/17/1994	6/17/2014
Neoprobe	Taiwan	784,400	11/16/1997	11/15/2017
Neoprobe	Taiwan	800,774	4/16/1998	4/15/2018

Schedule 2.1(l)

Purchased Assets: Additional Specific Assets

Description	Location	Asset Tag
Machinery & equipment – Gamma detection devices
100MHz 2 Channel Oscilloscope w/ color display	ELSG – Germany	10843
8K Multichannel Analyzer w/ Maestro-32 Software	ELSG – Germany	10845
Milling Drill and Lathe Machine	John Call residence – Waverly, OH	10765
Electrometer/Multimeter	Neoprobe – Dublin, OH	9013
100MHZ Dig Oscilloscope	Neoprobe – Dublin, OH	9073
Arbitrary Wave Form Generator	Neoprobe – Dublin, OH	9106
Temperature Chamber	Neoprobe – Dublin, OH	9132
Triple Output Power Supply	Neoprobe – Dublin, OH	9147
Tektronix Current Probe System	Neoprobe – Dublin, OH	9374
ENV CHAMBER CONTROLLER	Neoprobe – Dublin, OH	9633
Stereozoom Microscope & Eyepiece	Neoprobe – Dublin, OH	10040
Boom Stand for Stereozoom Microscope	Neoprobe – Dublin, OH	10040A
Torque Wrench/Driver	Neoprobe – Dublin, OH	10193
Multifunction Module	Neoprobe – Dublin, OH	10268
Maxnc Slide, 4th axis and 3 Jaw chuck – Robot	Neoprobe – Dublin, OH	10269
Masterblaster	Neoprobe – Dublin, OH	10291
Function Generator	Neoprobe – Dublin, OH	10325
Logic Analyzer	Neoprobe – Dublin, OH	10326
Counter	Neoprobe – Dublin, OH	10327
LCR Meter	Neoprobe – Dublin, OH	10328
Electrical Safety Analyzer	Neoprobe – Dublin, OH	10330
HAMA H1300N MAGNETIC STIRRER	Neoprobe – Dublin, OH	10371
TEK Digitizing Oscilloscope	Neoprobe – Dublin, OH	10372
TEK Communication Module for Oscilloscope	Neoprobe – Dublin, OH	10372A
JTAG Tech PM3705 Boundary Scan Controller (BST ScanKit)	Neoprobe – Dublin, OH	10432
RF Field Strength Analysis Meter 2.9 GHz	Neoprobe – Dublin, OH	10438
USB JTAG Emulator	Neoprobe – Dublin, OH	10446
7700 Hand Held Led Light Source	Neoprobe – Dublin, OH	10461
MDT Autoclave Deep Chamber (incl. op manual)	Neoprobe – Dublin, OH	10485
Microscope & CCD Camera	Neoprobe – Dublin, OH	10625
8K Multichannel Analyzer with Maestro 32 software	Neoprobe – Dublin, OH	10785
Arbitrary Generator	Neoprobe – Dublin, OH	10811
Arbitrary Generator	Neoprobe – Dublin, OH	10812
Temperature Controller	Neoprobe – Dublin, OH	10850
Easy MCA 8K for FTS 2300	Neoprobe – Dublin, OH	10867
Electrometer	Nortech – Milaca, MN	10041
Electrical Safety Analyzer	Nortech – Milaca, MN	10329
JTAG Tech PM3705 Boundary Scan Controller (BST ScanKit)	Nortech – Milaca, MN	10433
8K Multichannel Analyzer In FTS-4	Redlen – Sidney, BC, Canada	10766
100MHz 2 channel oscilloscope w/color display	Redlen – Sidney, BC, Canada	10768
Production equipment – Gamma detection devices
Die Cutting for Lap Probe Carrying Case	CH Ellis – Indianapolis, IN	10310
Set Charge for Nameplate	CH Ellis – Indianapolis, IN	10310A
Torque Wrench-3/8 Open Head TBIH w/Blue Handle	ELSG – Germany	10200
Multifunction Module Card for 34970A	ELSG – Germany	10847
Multifunction Module Card for 34970A	ELSG – Germany	10848
Multifunction Module Card for 34970A	ELSG – Germany	10851

Description	Location	Asset Tag
MCA 8K CHANNEL	Endicott Interconnect – Saxonburg, PA	10987
Battery Housing Single Cavity Injection mold tooling	Limtech Inc. – Sturtevant, WI	10587
Battery Housing Single Cavity Injection mold tooling – modify	Limtech Inc. – Sturtevant, WI	10587A
Overmold, Keypad – NRE design & build 2 cavity injection mold tooling	Limtech Inc. – Sturtevant, WI	10595
Keypad Substrate – NRE design & build injection mold tooling	Limtech Inc. – Sturtevant, WI	10598
Tooling – Front housing NRE design & build single cavity injection mold 00-11	Limtech Inc. – Sturtevant, WI	10602
Tooling – End Cap NRE Design and Build Cavity injection mold 00-1194	Limtech Inc. – Sturtevant, WI	10603
Battery shield NRE design and build cavity injection mold tooling	Limtech Inc. – Sturtevant, WI	10606
Tooling – Battery Shield Plug Modify	Limtech Inc. – Sturtevant, WI	10621
Tooling Battery housing – Modify tool to Rev D	Limtech Inc. – Sturtevant, WI	10622
Battery End cap-Modify Tool Rev D	Limtech Inc. – Sturtevant, WI	10624
Tooling – Battery Housing Modify tool to Rev E	Limtech Inc. – Sturtevant, WI	10634
Tooling for 14mm External Collimator	Medical Polymers – Spencer, IN	10128
Fabricate New Core Pin: Increase Diameter .008	Medical Polymers – Spencer, IN	10128A
4 grooves to core pin and increase spline height by .004”	Medical Polymers – Spencer, IN	10128B
Labor for Functional Test for neo2000	Nortech – Milaca, MN	9828
Parts for Functional test of neo2000	Nortech – Milaca, MN	9828A
Parts for Functional test for neo2000	Nortech – Milaca, MN	9828B
Parts for Functional test for neo2000	Nortech – Milaca, MN	9828C
Parts for Functional test for neo2000	Nortech – Milaca, MN	9828D
Labor for Functional Test for neo2000	Nortech – Milaca, MN	9828E
Parts for Functional test for neo2000	Nortech – Milaca, MN	9828F
Labor for Functional test for neo2000	Nortech – Milaca, MN	9828G
Labor for Functional test for neo2000	Nortech – Milaca, MN	9828H
Parts for Functional test for neo2000	Nortech – Milaca, MN	9828I
Labor for Functional test for neo2000	Nortech – Milaca, MN	9828I
Parts for Functional test for neo2000	Nortech – Milaca, MN	9828J
Labor for Functional test for neo2000	Nortech – Milaca, MN	9828K
Parts for Functional test for neo2000	Nortech – Milaca, MN	9828L
Labor for Functional test for neo2000	Nortech – Milaca, MN	9828M
Functional test for neo2000	Nortech – Milaca, MN	9848
Accu Spec/Nal Masterboard	Nortech – Milaca, MN	9870
Labor and Engineering for Custom PDM Board for neo2000	Nortech – Milaca, MN	9880
Custom PDM Board for neo2000	Nortech – Milaca, MN	9880A
Custom PDM Board Parts for neo2000	Nortech – Milaca, MN	9880B
PDM Board parts	Nortech – Milaca, MN	9888
Test Fixture-PIM Board	Nortech – Milaca, MN	10137
Tooling-CPU EMI shield	Nortech – Milaca, MN	10141
Tooling-DSP EMI shield	Nortech – Milaca, MN	10142
Die Cutting Tool for console holding	Nortech – Milaca, MN	10176
Multifunction Module FTS 3	Nortech – Milaca, MN	10272
Function/ARB Generator FTS 3	Nortech – Milaca, MN	10273
Digitizing Oscilloscope and Communication Module – FTS 3	Nortech – Milaca, MN	10274
Replacement of Gold Unit Circuit Board	Nortech – Milaca, MN	10280A
Hi-Pot test fixture	Nortech – Milaca, MN	10294
Hi-Pot Test Fixture	Nortech – Milaca, MN	10294A

Description	Location	Asset Tag
Hi Pot Test Fixture	Nortech – Milaca, MN	10294B
Rack Accessories for FTS-3	Nortech – Milaca, MN	10311
Computer Accessories for FTS-3	Nortech – Milaca, MN	10311A
Multifunction Module FTS 3	Nortech – Milaca, MN	10311B
Data Acquisition/Switch Unit FTS 3	Nortech – Milaca, MN	10311C
Tek Rack Mount, Lock Link, Rack Mount FTS 3	Nortech – Milaca, MN	10311D
Power Supply for FTS 3	Nortech – Milaca, MN	10311E
Keyboard and mouse for FTS 3	Nortech – Milaca, MN	10311F
Enlight Chassis w/power supply for FTS 3	Nortech – Milaca, MN	10311G
PCI-GPIB Card for Windows for FTS	Nortech – Milaca, MN	10311H
Cables for FTS 3	Nortech – Milaca, MN	10311I
Parts for the FTS 3	Nortech – Milaca, MN	10311J
Parts for the FTS 3	Nortech – Milaca, MN	10311J
Alloy Aluminum Sheet for FTS 3	Nortech – Milaca, MN	10311L
Parts for FTS 3	Nortech – Milaca, MN	10311M
Parts for FTS 3	Nortech – Milaca, MN	10311N
Parts for FTS 3	Nortech – Milaca, MN	10311O
14mm Probe Fixture	Nortech – Milaca, MN	10313
HP Laserjet Printer 2200DS	Nortech – Milaca, MN	10334
Refurbished Zebra Label Printer	Nortech – Milaca, MN	10349
PCB Tooling & Test Fixtures for neo2000 Production (50% down pmt)	Nortech – Milaca, MN	10373
PCB Tooling & Test Fixtures for neo2000 Production (50% final pmt)	Nortech – Milaca, MN	10373A
Medcoat 2001 Anodize Plating Fixture for 14mm End Cap/Shield	Nortech – Milaca, MN	10430
Tooling & Artwork Charges for 00-0437 Model 2200 GDS EMI Shield	Nortech – Milaca, MN	10431
Assembly Fixtures for model 1100/1101	Nortech – Milaca, MN	10608
Basic Plasma Cleaner	Nortech – Milaca, MN	10610
Bluetooth probe assembly glueing fixtures	Nortech – Milaca, MN	10626
Ortec Easy MCA-8K for FTS 279	Nortech – Milaca, MN	10853
Ortec Easy MCA-8K for FTS 3	Nortech – Milaca, MN	10854
National instruments GPIB-USB-HS	Nortech – Milaca, MN	10855
Fixtures – 00-1071.003 & 00-1174.003 preamp	OEM – Watertown, SD	10895
Tooling – NRE Design Single Cavity	Protomold – Maple Plain, MN	10679
Data Acquisition/Switch Unit	Redlen – Sidney, BC, Canada	10134
20 Channel Armature Multiplexer Module	Redlen – Sidney, BC, Canada	10781
20 Channel Actuator/GP Switch Module	Redlen – Sidney, BC, Canada	10782
Multifunction Module for the 34970A	Redlen – Sidney, BC, Canada	10783
20 MHz Function/Arbitrary Waveform Generator Standard Timebase	Redlen – Sidney, BC, Canada	10784
Pentium D 3.2GHZ EVO Black case	Redlen – Sidney, BC, Canada	10831
Dell 1720 Printer	Redlen – Sidney, BC, Canada	10832
TOOLING FOR CONTROL UNIT neo2000	Scientific Molding Corp – Somerset, WI	9801
Tooling for neo2000	Scientific Molding Corp – Somerset, WI	9801A
Tooling for neo2000	Scientific Molding Corp – Somerset, WI	9825
Tooling Modification for display window	Scientific Molding Corp – Somerset, WI	9894
New front window spacing	Scientific Molding Corp – Somerset, WI	10252
Front Housing Mold Modification	Scientific Molding Corp – Somerset, WI	10252A
Tooling for Front Housing	Scientific Molding Corp – Somerset, WI	10252B
Titanium Bar Horn	Scientific Molding Corp – Somerset, WI	10253
Modify Rear Housing Mold	Scientific Molding Corp – Somerset, WI	10353
NR Tooling	Tech Etch – Plymouth, MA	10453

Description	Location	Asset Tag
NRE Tooling & Test Fixtures	TSE – Arlington, MN	10447
NRE Modify current 2021 & 2024 mold tool (Remove UL & add TUV symbol)	TSE – Arlington, MN	10601
Loaner units – Gamma detection devices
Neo2000 Model 2100 Control Unit & Cable	ELSG – Germany	10189
Neo2000 Model 2100 Control Unit & Cable	ELSG – Germany	10190
Neo2000 Model 2100 Control Unit & Cable	ELSG – Germany	10191
Control Unit, Model 2100	ELSG – Germany	10194
Upgrade Neo2000, Model 2100 with Line Filter	ELSG – Germany	10350
Model 220 NPCU2	ELSG – Germany	10440
Model 2200 NPCU2	ELSG – Germany	10457
Detector Probe, 14mm DWG 0-0008	ELSG – Germany	10474
Detector Probe, 14mm DWG 00-0008	ELSG – Germany	10475
2200 Console	ELSG – Germany	10591
2200 Console	ELSG – Germany	10594
1101 Bluetooth Probe, Angled	ELSG – Germany	10641
1100 Bluetooth Probe, Straight	ELSG – Germany	10642
1100 Bluetooth Probe, Straight	ELSG – Germany	10643
1100 Bluetooth Probe, Straight	ELSG – Germany	10659
1100 Bluetooth Probe, Straight	ELSG – Germany	10660
1100 Bluetooth Probe, Straight	ELSG – Germany	10690
1100 Bluetooth Probe, Straight	ELSG – Germany	10691
1101 Bluetooth Probe, Angled	ELSG – Germany	10692
1100 Wireless Probe, Straight	ELSG – Germany	10713
1100 Wireless Probe, Straight	ELSG – Germany	10714
1017 Dectector Probe, 14mm	ELSG – Germany	10715
1017 Dectector Probe, 14mm	ELSG – Germany	10716
2200 Console	ELSG – Germany	10744
2200 Console	ELSG – Germany	10745
2200 Console	ELSG – Germany	10746
2200 Console	ELSG – Germany	10747
2200 Console	ELSG – Germany	10748
1017 Dectector Probe 14mm	ELSG – Germany	10749
1017 Dectector Probe 14mm	ELSG – Germany	10750
1017 Dectector Probe 14mm	ELSG – Germany	10751
2200 Console	ELSG – Germany	10760
1100 Bluetooth Probe, Straight	ELSG – Germany	10763
Upgrade Neo2000, Model 2100 with Line Filter	ELSG – Germany	10178
GDS Control Unit, NEO2300	ELSG – Germany	10779
14mm Wireless Probe, Straight	ELSG – Germany	10786
Control Unit, neo2200	ELSG – Germany	10788
Control Unit, neo2200	ELSG – Germany	10789
Control Unit, neo2200	ELSG – Germany	10795
14mm Wireless Probe, Angled	ELSG – Germany	10809
1017 Detector Probe, 14mm	ELSG – Germany	10840
1017 Detector Probe, 14mm	ELSG – Germany	10841
1017 Detector Probe, 14mm	ELSG – Germany	10920
Detector Probe, 14mm, 1017	ELSG – Germany	10998
Detector Probe, 14mm, 1017	ELSG – Germany	10999
Detector Probe, 14mm, 1017	ELSG – Germany	11000
Detector Probe, 14mm, 1017	ELSG – Germany	11001
Detector Probe, 14mm, 1017	ELSG – Germany	11002
Neo2000 Control Unit	Nortech – Milaca, MN	10042

Description	Location	Asset Tag
Neo2000 Control Unit	Nortech – Milaca, MN	10043
Neo2000 Control Unit	Nortech – Milaca, MN	10129
Upgrade Control Unit, Model 2100	Nortech – Milaca, MN	10217
Upgrade Neo2000, Model 2100 with Line Filter	Nortech – Milaca, MN	10221
Upgrade Neo2000, Model 2100 with Line Filter	Nortech – Milaca, MN	10350
Model 2100 Control Unit	Nortech – Milaca, MN	10368
Model 2200 NPCU2	Nortech – Milaca, MN	10456
Control Unit, neo 2200	Nortech – Milaca, MN	10491
Control Unit, Model 2000	Nortech – Milaca, MN	10508
Control Unit, Model 2000	Nortech – Milaca, MN	10509
Control Unit, Model 2000	Nortech – Milaca, MN	10512
Control Unit, Model 2000	Nortech – Milaca, MN	10513
Control Unit, Model 2000	Nortech – Milaca, MN	10515
Control Unit, Model 2100	Nortech – Milaca, MN	10517
Control Unit, Model 2000	Nortech – Milaca, MN	10520
Control Unit, Model 2000	Nortech – Milaca, MN	10521
Control Unit, Model 2200	Nortech – Milaca, MN	10524
Neo2200 Control Unit	Nortech – Milaca, MN	10545
2200 Console	Nortech – Milaca, MN	10600
2200 Console	Nortech – Milaca, MN	10627
2200 Console	Nortech – Milaca, MN	10630
1101 Bluetooth Probe, Angled	Nortech – Milaca, MN	10636
1101 Bluetooth Probe, Angled	Nortech – Milaca, MN	10636
2200 Console	Nortech – Milaca, MN	10650
2200 Console	Nortech – Milaca, MN	10651
2200 Console	Nortech – Milaca, MN	10652
1101 Bluetooth Probe, Angled	Nortech – Milaca, MN	10657
1101 Bluetooth Probe, Angled	Nortech – Milaca, MN	10658
1100 Bluetooth Probe, Straight	Nortech – Milaca, MN	10662
1101 Bluetooth Probe, Angled	Nortech – Milaca, MN	10664
1101 Bluetooth angled probe	Nortech – Milaca, MN	10675
1100 Bluetooth Probe, Straight	Nortech – Milaca, MN	10676
1100 Bluetooth Probe, Straight	Nortech – Milaca, MN	10677
1101 Bluetooth Probe, Angled	Nortech – Milaca, MN	10693
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10694
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10697
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10730
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10733
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10734
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10735
1017 Dectector Probe 14mm	Nortech – Milaca, MN	10753
1017 Dectector Probe 14mm	Nortech – Milaca, MN	10755
1017 Dectector Probe 14mm	Nortech – Milaca, MN	10756
2200 Console	Nortech – Milaca, MN	10757
2200 Console	Nortech – Milaca, MN	10759
2200 Console	Nortech – Milaca, MN	10770
1101 Bluetooth Probe, Angled	Nortech – Milaca, MN	10771
14mm Wireless Probe, Angled	Nortech – Milaca, MN	10787
Control Unit, neo2200	Nortech – Milaca, MN	10790
Control Unit, neo2200	Nortech – Milaca, MN	10791
Control Unit, neo2200	Nortech – Milaca, MN	10792
Control Unit, neo2200	Nortech – Milaca, MN	10793

Description	Location	Asset Tag
Control Unit, neo2200	Nortech – Milaca, MN	10794
Control Unit, neo2200	Nortech – Milaca, MN	10796
Control Unit, neo2200	Nortech – Milaca, MN	10797
Control Unit, neo2200	Nortech – Milaca, MN	10798
Detector Probe, 14mm	Nortech – Milaca, MN	10799
14mm Wireless Probe, Straight	Nortech – Milaca, MN	10802
14mm Wireless Probe, Straight	Nortech – Milaca, MN	10807
14mm Wireless Probe, Angled	Nortech – Milaca, MN	10815
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10826
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10827
14mm Wireless Probe, Angled	Nortech – Milaca, MN	10835
14mm Wireless Probe, Angled	Nortech – Milaca, MN	10836
2300 High Energy Probe	Nortech – Milaca, MN	10860
2300 High Energy Probe	Nortech – Milaca, MN	10861
2300 GDS Control Unit	Nortech – Milaca, MN	10863
2300 GDS Control Unit	Nortech – Milaca, MN	10869
2300 GDS Control Unit	Nortech – Milaca, MN	10897
2300 GDS Control Unit	Nortech – Milaca, MN	10898
14mm Wireless Probe, Angled	Nortech – Milaca, MN	10901
14mm Wireless Probe, Angled	Nortech – Milaca, MN	10901
14mm Wireless Probe, Straight	Nortech – Milaca, MN	10907
14mm Wireless Probe, Straight	Nortech – Milaca, MN	10908
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10918
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10919
14mm Wireless Probe, Straight	Nortech – Milaca, MN	10922
14mm Wireless Probe, Straight	Nortech – Milaca, MN	10924
14mm Wireless Probe, Straight	Nortech – Milaca, MN	10925
14mm Wireless Probe, Straight	Nortech – Milaca, MN	10926
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10931
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10932
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10935
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10936
GDS Control Unit, neo2300	Nortech – Milaca, MN	10940
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10951
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10952
Wireless Lap Probe	Nortech – Milaca, MN	10954
Wireless Lap Probe	Nortech – Milaca, MN	10954
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10957
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10958
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10959
1017 Detector Probe, 14mm	Nortech – Milaca, MN	10960
1101 Wireless Probe	Nortech – Milaca, MN	10963
1102 Wireless Lap Probe	Nortech – Milaca, MN	10964
2000 Console	Nortech – Milaca, MN	10965
1017 Probe	Nortech – Milaca, MN	10966
1100 Wireless Probe	Nortech – Milaca, MN	10967
2300 GDS Console	Nortech – Milaca, MN	10971
1017 Detector Probe 14mm	Nortech – Milaca, MN	10972
1017 Detector Probe 14mm	Nortech – Milaca, MN	10972
1017 Detector Probe 14mm	Nortech – Milaca, MN	10972
1017 Detector Probe 14mm	Nortech – Milaca, MN	10972
1017 Detector Probe 14mm	Nortech – Milaca, MN	10972

Description	Location	Asset Tag
1017 Detector Probe 14mm	Nortech – Milaca, MN	10972
1101 Wireless Probe	Nortech – Milaca, MN	10980
Detector Probe, 14mm, 1017	Nortech – Milaca, MN	10980
2300 GDS Control Unit	Nortech – Milaca, MN	10981
Detector Probe, 14mm, 1017	Nortech – Milaca, MN	10981
2300 GDS Control Unit	Nortech – Milaca, MN	10982
Detector Probe, 14mm, 1017	Nortech – Milaca, MN	10982
2300 GDS Control Unit	Nortech – Milaca, MN	10983
Detector Probe, 14mm, 1017	Nortech – Milaca, MN	10983
14mm Wireless Probe, Angled	Nortech – Milaca, MN	10984
Detector Probe, 14mm, 1017	Nortech – Milaca, MN	10984
Control Unit, neo2200	Nortech – Milaca, MN	11005
GDS Control Unit, neo2300	Nortech – Milaca, MN	11006

Schedule 2.2(j)

Excluded Assets

Any rights in or to Seller’s franchise to be a corporation and its charter, and its minute books and other corporate records relating to its corporate existence and capitalization.

Any rights of Seller in, to and under any Contract other than the Assumed Contracts.

*Asterisked material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule 2.3(b)

Assumed Contracts

[*]

Mutual Confidentiality and Nondisclosure Agreement, dated July 17, 2006, between Neoprobe Corporation and CIVCO Medical Instruments Co., Inc.

Confidentiality Agreement, dated April 28, 2009, among Neoprobe Corporation, Endicott Interconnect Technologies, Inc., and II – VI Incorporated

Mutual Confidentiality/Non-Disclosure Agreement, dated September 22, 2009, between Neoprobe Corporation and Endicott Interconnect Technologies, Inc.

Letter Agreement regarding storage of goods, dated March 7, 2001, between Neoprobe Corporation and eV Products — This agreement is a letter amendment to the Supply Agreement which has expired; however, eV continues to warehouse minor amounts of materials consistent with this agreement.

Supply Agreement, dated December 8, 1997, between Neoprobe Corporation and eV Products — This agreement has expired; however, Seller continues to purchase materials from eV’s successor, Endicott Interconnect, which materials are manufactured using confidential information shared during the term of the agreement. Confidentiality provisions of the agreement continue beyond the termination of the agreement.

[*]

Amendment to Product Supply Agreement and Consent to Assignment, dated May 11, 2010, between Neoprobe Corporation and Nortech Systems Incorporated

Mutual Confidentiality/Non-Disclosure Agreement, dated April 30, 2008, between Neoprobe Corporation and Redlen Technologies Inc.

[*]

Mutual Confidentiality/Non-Disclosure Agreement, dated July 9, 2004, between Neoprobe Corporation and Technical Services for Electronics, Inc.

Repair and Maintenance Services Agreement, dated February 5, 2004, between Neoprobe Corporation and TriVirix International, Inc.

Product Supply Agreement, dated February 5, 2004, between Neoprobe Corporation and TriVirix International

[*]

Materials Control Agreement, dated April 19, 2010, between Neoprobe Corporation and TriVirix International, Inc

[*]

[*]

Distribution Agreement, dated July 6, 2004, as amended March 8, 2006, November 25, 2008 and January 1, 2010, between Neoprobe Corporation and Century Medical, Inc. (“Century Medical”)

Memorandum of Compliance, dated February 7, 2005, between Neoprobe Corporation and Century Medical

Open Purchase Orders

[*]

Schedule 2.6(a)

Aggregate Consideration Adjustment: Accounting Principles

Schedule 2.6(a) — Calculation of Net Working Capital as of the Closing Date

Net Working Capital shall be calculated in accordance with the definition included in Article I and Section 2.6(a) of this Agreement, and as further detailed and clarified below.

Current Assets and Current Liabilities to be Included in Net Working Capital

Accounts Receivable

Accounts Receivable will be included in Closing Working Capital, calculated based upon the following accounting principles, policies and procedures:

•	Accounts Receivable — Includes all trade receivables for products sold or services rendered in accordance with historical revenue recognition policies and shall be calculated consistent with the policy applied to the Balance Sheet.
•	Bad Debt Reserve — The reserve will be estimated based on a review and assessment of specific accounts receivable, consistent with the policy applied to the Balance Sheet.

For the avoidance of doubt, accounts receivable will include amounts due from Nortech, which arise due to the sale of material used in the process of manufacturing Neoprobe products.

Inventory

Inventory will be included in Closing Working Capital, calculated based upon the following accounting principles, policies and procedures:

•	Inventory — All components of inventory are valued at the lower of cost (first-in, first-out) or market. Inventory is adjusted to market value when the net realizable value is lower than the carrying cost of inventory. Market value is determined based on recent sales activity and margin achieved. Inventory shall be calculated consistent with the policy applied to the Balance Sheet.
•	Inventory Reserve — The reserve will be calculated based on an estimate of excess and obsolete gamma detection device inventory and materials, consistent with the policy applied to the Balance Sheet.

Trade Accounts Payable

Trade Accounts Payable will be included in Closing Working Capital, calculated based upon the following accounting principles, policies and procedures: Includes all trade payables for products purchased, and shall be calculated consistent with the policy applied to the Balance Sheet.

Nortech Accrued Liabilities

Nortech Accrued Liabilities will be included in Closing Working Capital, calculated based upon the following accounting principles, policies and procedures: Includes amounts due to Nortech for goods received but not yet invoiced, and shall be calculated consistent with the policy applied to the Balance Sheet.

Accrued Warranty Reserve

Accrued warranty reserve will be included in Closing Working Capital, calculated based upon the following accounting principles, policies and procedures: Includes the accrued cost of providing product repair services associated with the standard product warranty, and shall be calculated consistent with the policy applied to the Balance Sheet.

Unearned ESPP Warranty Revenue, Current

Current Unearned ESPP warranty revenue will be included in Closing Working Capital, calculated based upon the following accounting principles, policies and procedures: Includes the deferred revenue associated with the sale of the extended warranty plans, and shall be calculated consistent with the policy applied to the Balance Sheet.

Schedule 2.8

Allocation of Aggregate Consideration

The Aggregate Consideration shall be allocated among the Purchased Assets and covenant not to compete in accordance with the following table. The allocation should be based on the fair market value as set forth in the Closing Balance Sheet, to the extent applicable, or as reasonably determined by Buyer in consultation with Seller.

Asset Class	Class Description
I	[cash and cash equivalents]
II	[actively traded personal property]
III	[mark to market assets]
IV	[stock in trade/inventory]
V	[All other assets]
VI	[Section 197 intangibles, covenant not to compete]
VII	[goodwill and going concern]

Schedule 2.9

Royalty Payments

For purposes of this Schedule 2.9, “Net Revenue” means gross revenue derived from the sale, distribution, licensing or other disposition of the Products, and related warranties, offset by adjustments to reduce revenue for discounts, allowances, rebates and other gross to net reductions, and bad debt expense, as such net revenues are determined by Buyer in accordance with GAAP, applied in a manner consistent with Buyer’s accounting policies and procedures. Without limiting the generality of the foregoing, for purposes of calculating Net Revenues for any Performance Period, only payments received for inclusion in Buyer’s annual year-end audit shall be included within Net Revenues.

The Annual Royalty Amount payable by Buyer for any Performance Period shall be determined in accordance with the following:

Net Revenue for Performance Period (Brackets)	% of Net Revenue Payable as Annual Royalty Amount
Equal to or greater than $21,000,000 but less than $25,000,000	5.00%
Equal to or greater than $25,000,000 but less than $30,000,000	8.75%
Equal to or greater than $30,000,000	20.00%

Percentages of Net Revenues payable are not cumulative, and no Annual Royalty Amount shall be payable to Seller once the aggregate Royalty Amount has been paid. Net Revenues are calculated based on a single Performance Period and will not be aggregated with Net Revenues of any other Performance Period.

Example 1:

Performance Period	Net Revenue	Net Revenue By Bracket	Annual Earn-Out Amount	Annual Earn-Out Amount
Jan. 1 – Dec. 31, 2012	$22,000,000	$22,000,000	5.00%	$1,100,000
Jan. 1 – Dec. 31, 2013	$19,000,000	$19,000,000	0.00%	$0
Jan. 1 – Dec. 31, 2014	$21,000,000	$21,000,000	5.00%	$1,050,000
Jan. 1 – Dec. 31, 2015	$25,500,000	$24,999,999	5.00%	$1,250,000
		$500,001	8.75%	$43,750
Jan. 1 – Dec. 31, 2016	$27,000,000	$24,999,999	5.00%	$1,250,000
		$2,000,001	8.75%	$175,000
Jan. 1 – Dec. 31, 2017	$32,000,000	$24,999,999	5.00%	$1,250,000
		$5,000,001	8.75%	$437,500
		$2,000,000	20.00%	$400,000
			Total	$6,956,250

*Asterisked material has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule 6.10

Required Consents

[*]

Repair and Maintenance Services Agreement, dated February 5, 2004, between Neoprobe Corporation and TriVirix International, Inc.

Product Supply Agreement, dated February 5, 2004, between Neoprobe Corporation and TriVirix International

Amendment to Product Supply Agreement and Consent to Assignment, dated May 11, 2010, between Neoprobe Corporation and Nortech Systems Incorporated

Materials Control Agreement, dated April 19, 2010, between Neoprobe Corporation and TriVirix International, Inc.

[*]

[*]

Schedule 8.4(a)

Seller Wire Instructions

[*]

Appendix B

May 23, 2011

The Board of Directors
Neoprobe Corporation
425 Metro Place North, Suite 300
Dublin, Ohio 43017-1367

Dear Members of the Board:

We understand that Neoprobe Corporation, a Delaware corporation (“Neoprobe”), is considering a transaction whereby Devicor Medical Products, Inc. (“Devicor”), a Delaware corporation and portfolio company of GTCR Golder Rauner, LLC (“GTCR”), will acquire Neoprobe’s gamma detection device business (the “Business” and, such transaction, the “Transaction”). Pursuant to the terms of an Asset Purchase Agreement, draft dated May 23, 2011 (the “Agreement”), between Neoprobe and Devicor, Neoprobe will sell to Devicor all of the assets, properties and rights of Neoprobe primarily used in or held for use in, or necessary for, the Business (other than certain excluded assets), and Devicor will assume specified liabilities of Neoprobe relating to the Business, for aggregate consideration of $30,000,000 (the “Consideration”), subject to adjustment as specified in the Agreement. The Agreement also provides for potential royalty payments of up to $20,000,000 by Devicor to Neoprobe over the course of the six fiscal years ended December 31, 2012 through 2017 based on the Net Revenue (as defined in the Agreement) of the Business in accordance with a specified schedule (the “Royalty Payments”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to Neoprobe of the Consideration to be received by Neoprobe in the Transaction.

UBS Securities LLC (“UBS”) has acted as financial advisor to Neoprobe in connection with the Transaction and will receive a fee for its services, a portion of which is payable in connection with this opinion and a significant portion of which is contingent upon consummation of the Transaction. UBS and its affiliates in the past have provided services to Devicor and GTCR and certain of its portfolio companies or other affiliates unrelated to the proposed Transaction, for which UBS and its affiliates received compensation, including, during the past two years, having (i) acted as a financial advisor to Devicor in connection with a potential acquisition and (ii) provided financing to GTCR and certain of its portfolio companies or other affiliates in connection with certain acquisitions. In addition, an affiliate of UBS currently is a participant in credit facilities of certain portfolio companies of GTCR, for which such affiliate of UBS received and continues to receive fees and interest payments. In the ordinary course of business, UBS and its affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of Neoprobe and certain portfolio companies and other affiliates of GTCR and, accordingly, may at any time hold a long or short position in such securities. The issuance of this opinion was approved by an authorized committee of UBS.

Our opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available with respect to the Business or Neoprobe’s underlying business decision to effect the Transaction. Our opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Transaction. At your direction, we have not been asked to, nor do we, offer any opinion as to the terms, other than the Consideration to the extent expressly specified herein, of the Agreement or any related documents or the form of the Transaction. In addition, we express no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration. In rendering this opinion, we have assumed, with your consent, that (i) the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed, (ii) the parties to the Agreement will comply with all material terms of the Agreement, and (iii) the Transaction will be consummated in accordance with the terms of the Agreement without any adverse waiver or amendment of any material term or condition thereof. We also have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on Neoprobe, the Business or the Transaction.

B-1

The Board of Directors
Neoprobe Corporation
May 23, 2011

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information of Neoprobe relating to the Business; (ii) reviewed certain internal financial information and other data relating to the Business and its financial prospects that were not publicly available, including certain financial forecasts and estimates prepared by the management of Neoprobe that you have directed us to utilize for purposes of our analysis; (iii) conducted discussions with members of the senior management of Neoprobe concerning the Business and its financial prospects; (iv) performed a discounted cash flow analysis of the Business in which we analyzed the future cash flows of the Business based on the financial forecasts and estimates referred to above; (v) reviewed the Agreement; and (vi) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate. At your request, we contacted third parties to solicit indications of interest in a possible transaction with Neoprobe in early 2010, and we also more recently have contacted selected third parties to solicit indications of interest in a possible transaction with respect to the Business and held discussions with a third party that contacted Neoprobe regarding such a transaction prior to the date hereof.

In connection with our review, with your consent, we have assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by us for the purpose of this opinion. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Business, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts and estimates referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Neoprobe as to the future financial performance of the Business. Consistent with such forecasts and estimates, the management of Neoprobe has advised us that it anticipates, and at your direction we have assumed for purposes of our opinion, that Neoprobe will not be entitled to any Royalty Payments pursuant to the Agreement following consummation of the Transaction. As you are aware, the financial and operating characteristics of the Business cause its financial results to have limited comparability, for valuation purposes, to those of companies and transactions that we have reviewed in the medical technology industry and, accordingly, we have relied primarily on a discounted cash flow analysis for purposes of our opinion. We also have relied, at your direction, without independent verification, upon the assessments of the management of Neoprobe as to the products and technology of the Business and the risks associated with such products and technology. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to us as of, the date hereof.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by Neoprobe in the Transaction is fair, from a financial point of view, to Neoprobe.

This opinion is provided for the benefit of the Board of Directors (in its capacity as such) in connection with, and for the purpose of, its evaluation of the Consideration in the Transaction.

Very truly yours,
/s/ UBS Securities LLC UBS SECURITIES LLC

B-2

Appendix C

NEOPROBE CORPORATION

~~SECOND~~ THIRD AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN

1. Background, Purpose and Duration

1.1 Effective Date.  The Plan is effective as of March 7, 2002, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2002 Annual Meeting of Stockholders. Section 4.1 of the Plan was amended effective March 15, 2005, subject to ratification by an affirmative vote of the holders of a majority of the Shares present in person or by proxy and entitled to vote at the 2005 Annual Meeting of Stockholders. The Company further amended Section 4.1 of the Plan effective February 29, 2008, which amendment is subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2008 Annual Meeting of Stockholders. The Company further amended Sections 4.1 and 12.2 of the Plan effective December 20, 2010, which amendments are subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2011 Annual Meeting of Stockholders.

1.2 Purpose of the Plan.  The Plan is intended to further the growth and profitability of the Company by providing increased incentive to and encourage Share ownership on the part of (a) employees of the Company and its Affiliates, (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are not employees of the Company. All management and key Employees, Consultants and Directors of the Company are eligible to receive Awards under the Plan.

2. Definitions

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships, limited liability corporations and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Affiliated SAR” means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option, except to the extent of the exercise of the related Option.

2.4 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

2.5 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Change of Control” will be deemed to have occurred if and when (a) an individual, partnership, corporation, trust or other entity (“Person”) acquires or combines with the Company, or 50 percent or more of the Company’s assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) are owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination; or (b) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board (“Original Board Members”) cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members or elected by them.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9 “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.10 “Company” means Neoprobe Corporation, a Delaware corporation, its Subsidiaries and any successors.

2.11 “Consultant” means any person who provides services to the Company or any Subsidiary (other than in connection with the offer or sale of securities of the Company or any Subsidiary in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or an adviser to the Company or any Subsidiary within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

2.12 “Covered Officers” means those Participants who the Committee designates, for each Performance Period, in order to maintain qualified performance-based compensation within the meaning of Code Section 162(m).

2.13 “Director” means any individual who is a member of the Board.

2.14 “Disability” means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

2.15 “Employee” means any management or key employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.16 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.17 “Extraordinary Events” shall mean (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) capital gains and losses, (f) special charges in connection with mergers and acquisitions, and (g) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

2.18 “Fair Market Value” means (a) if the Shares are listed or admitted to trading on a national securities exchange or the Nasdaq National Market, the per Share closing price regular way on the principal national securities exchange or the Nasdaq National Market on which the Shares are listed or admitted to trading on the day prior to the Grant Date or, if no closing price can be determined for the such day, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the Nasdaq National Market, but are quoted on the over-the-counter Bulletin Board, the average of the high and low sales price per share reported on the over-the-counter Bulletin Board on the day prior to the Grant Date or, if no high and low price can be determined for such day, the most recent date for which such price can reasonably be ascertained, or (c) if the Shares are not listed or admitted to trading on a national securities exchange or the Nasdaq National Market, nor are quoted on the over-the-counter Bulletin Board, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the Grant Date, or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Committee for that purpose. In all other cases, the fair market value will be determined in accordance with procedures established in good faith by the Committee and with respect to Incentive Stock Options, shall conform to regulations issued by the Internal Revenue Service.

2.19 “Fiscal Year” means the fiscal year of the Company.

2.20 “Freestanding SAR” means a SAR that is granted independently of any Option.

2.21 “Grant Date” means, with respect to an Award, the date that the Award was granted.

2.22 “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

2.23 “Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.24 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.25 “Participant” means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

2.26 “Performance Goal” shall mean any one or more of the following performance criteria:

(a) Income (loss) per common share from continuing operations as disclosed in the Company’s annual report to shareholders for a particular Fiscal Year;

(b) Income (loss) per common share disclosed in the Company’s annual report to stockholders for a particular Fiscal Year;

(c) Income (loss) per common share or income (loss) per common share from continuing operations excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles (GAAP) which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter “EPS”);

(d) Ratio of (i) operating profit, or other objective and specific income (loss) category results to (ii) average common shares outstanding (adjustments to (i) in this paragraph may be made at the time of the goal/target establishment by the Committee in its discretion);

(e) Any of items (a), (b), (c) or (d) on a diluted basis as described in Statement of Financial Accounting Standards No. 128 including official interpretations or amendments thereof which may be issued from time to time as long as such interpretations or amendments are utilized on the face of the income statement or in the notes to the financial statements disclosed in the Company’s annual report to shareholders;

(f) Share price;

(g) Total stockholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of stockholders;

(h) Income (loss) (i) from continuing operations before extraordinary charge(s), or (ii) before extraordinary charge(s), or (iii) net, as the case may be, adjusted to remove the effect of any accruals for restructuring programs or other unusual or infrequent items as defined by generally accepted accounting principles (GAAP) disclosed as a separate component of income on the face of the income statement or in the notes to the financial statements;

(i) Net income;

(j) Income (loss) before income taxes;

(k) Any of items (a) through (j) above with respect to any Subsidiary, Affiliate, division, business unit or business group of the Company whether or not such information is included in the Company’s annual report to stockholders, proxy statement or notice of annual meeting of stockholders;

(l) Any of items (a) though (j) above with respect to a Performance Period whether or not such information is included in the Company’s annual report to stockholders, proxy statement or notice of annual meetings of stockholders;

(m) Total Stockholder Return Ranking Position meaning the relative placement of the Company’s Total Stockholder Return compared to those publicly held companies in the Company’s peer group as established by the Committee prior to the beginning of a vesting period or such later date as permitted under the Code. The peer group shall be comprised of not less than six (6) companies, including the Company; or

(n) Any other objective criteria established by the Committee and approved by the shareholders of the Company prior to payment of any Award based on the criteria.

With respect to items (a), (b), (c) and (d) above, other terminology may be used for “income (loss) per common share” (such as “Basic EPS”, “earnings per common share”, “diluted EPS”, or “earnings per common share-assuming dilution”) as contemplated by Statement of Financial Accounting Standards No. 128.

2.27 “Performance Period” means the Fiscal Year except in the following cases: (a) the Employee’s service period within a Fiscal Year in the case of a new hire or promoted Employee; or (b) a period of service determined at the discretion of the Committee prior to the expiration of more than 25% of the period. Notwithstanding any provision contained herein, Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

2.28 “Performance Share” means a Performance Share granted to a Participant pursuant to Section 8.

2.29 “Performance Unit” means a Performance Unit granted to a Participant pursuant to Section 8.

2.30 “Period of Restriction” means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date.

2.31 “Plan” means the Neoprobe Corporation 2002 Stock Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.32 “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

2.33 “Retirement” means, in the case of an Employee, a Termination of Service by reason of the Employee’s retirement at or after his or her having satisfied the requirements for retirement under the applicable Company or Affiliate qualified retirement plan. With respect to a Consultant, no Termination of Service shall be deemed to be on account of “Retirement.” With respect to a Non-employee Director, “Retirement” means termination of service on the Board with the consent of the remaining Directors.

2.34 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

2.35 “Section 16 Person” means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

2.36 “Shares” means the shares of the Company’s common stock, $0.001 par value.

2.37 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

2.38 “Subsidiary” means any entity in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the chain then owns fifty percent (50%) or more of the total combined voting power in one of the other entities in the chain.

2.39 “Tandem SAR” means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

2.40 “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director’s service on the Board for any reason.

3. Administration

3.1 The Committee.  The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee shall be comprised solely of Directors who both are (a) “non-employee directors” under Rule 16b-3, and (b) “outside directors” under section 162(m) of the Code.

3.2 Authority of the Committee.  It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

3.3 Delegation by the Committee.  The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3.

3.4 Non-employee Directors.  Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board’s administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

3.5 Decisions Binding.  All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all Persons, and shall be given the maximum deference permitted by law.

4. Shares Subject to the Plan

4.1 Number of Shares.  Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed Ten Million (10,000,000) ~~Seven Million (7,000,000)~~ Shares. The maximum number of Shares that are available for grant to any individual Participant in any calendar year shall not exceed 500,000 Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2 Lapsed Awards.  If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

4.3 Adjustments in Awards and Authorized Shares.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 10.5 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

5. Stock Options

5.1 Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2 Award Agreement.  Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price.  Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1 Nonqualified Stock Options.  In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date.

5.3.2 Incentive Stock Options.  In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3 Substitute Options.  Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

5.4 Expiration of Options.

5.4.1 Expiration Dates.  Each Option shall terminate no later than the first to occur of the following events:

(a) The date for termination of the Option set forth in the written Award Agreement; or

(b) The expiration of ten (10) years from the Grant Date (except as provided in Section 5.8.4 regarding Incentive Stock Options); or

(c) Immediately upon the date and time of the Participant’s Termination of Service for a reason other than the Participant’s death, Disability or Retirement, unless the Committee in its sole discretion elects to extend the exercisability of an Option to not more than three (3) months from Termination of Service; or

(d) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of death, Disability or Retirement (except as provided in Section 5.8.2 regarding Incentive Stock Options).

5.4.2 Committee Discretion.  Subject to the limits of Sections 5.4.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5 Exercisability of Options.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to a Section 16 Person be exercisable until at least six (6) months following the Grant Date.

5.6 Payment.  Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or the Company’s designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7 Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8 Certain Additional Provisions for Incentive Stock Options.  Notwithstanding anything to the contrary contained in this Section 5, the following provisions shall apply to any Incentive Stock Option granted pursuant to the Plan.

5.8.1 Exercisability.  The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.8.2 Termination of Service.  No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

5.8.3 Company and Subsidiaries Only.  Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

5.8.4 Expiration.  No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.9 Grant of Reload Options.  The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already owned Shares, shall be granted an additional option (a “Reload Option”) for a number of shares equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

5.10 Acceleration on Change of Control.  Unless provided otherwise in the Award Agreement, if a Change of Control occurs, all outstanding Options granted under the Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary exercise or vesting periods specified in this Plan.

6. Stock Appreciation Rights.

6.1 Grant of SARs.  Subject to the terms and conditions of the Plan, a SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.1 Exercise Price and Other Terms.  The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option. In no event shall a SAR granted to a Section 16 Person become exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

6.2 Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

6.3 Exercise of Freestanding SARs.  Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Grant Date (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

6.4 SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.5 Expiration of SARs.  A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

6.6 Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

7. Restricted Stock

7.1 Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

7.2 Restricted Stock Agreement.  Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3 Transferability.  Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

7.4 Other Restrictions.  The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

7.5 Removal of Restrictions.  Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions; provided, however, that the Period of Restriction on Shares granted to a Section 16 Person may not lapse until at least six (6) months after the Grant Date. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6 Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7 Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a “derivative security” or an “equity security” under Section 16 of the 1934 Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

7.8 Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

8. Performance Units and Performance Shares

8.1 Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

8.2 Initial Value.  Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3 Performance Objectives and Other Terms.  The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the “Performance Period”. Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3). Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.4 Earning of Performance Units and Performance Shares.  After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

8.5 Form and Timing of Payment.  Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in cash, Shares or a combination thereof

8.6 Cancellation.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

9. Non-employee Directors

9.1 Granting of Options.  Subject to the terms & provisions of the Plan, the Board may grant Nonqualified Stock Options to purchase shares to Non-employee Directors of the Company.

9.2 Terms of Options.  The Board, in its sole discretion, shall determine the number of shares subject to each Option.

9.2.1 Option Agreement.  Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

9.2.2 Exercise Price.  The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be not less than twenty five percent (25%) of the Fair Market Value of a Share on the Grant Date.

9.2.3 Exercisability.  Each Option granted pursuant to this Section 9 shall become exercisable in full one year after the date the Option is granted. If a Non-employee Director incurs a Termination of Service for a reason other than Retirement, death or Disability, his or her Options which are not exercisable on the date of such Termination shall never become exercisable. If the Termination of Service is on account of Retirement, death or Disability, the Option shall become exercisable in full on the date of the Termination of Service.

9.2.4 Expiration of Options.  Each Option shall terminate upon the first to occur of the following events:

(a) The expiration of ten (10) years from the Grant Date; or

(b) The expiration of three (3) months from the date of the Participant’s Termination of Service for a reason other than death, Disability or Retirement; or

(c) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability or Retirement.

9.2.5 Death of Director.  Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of his or her death.

9.2.6 Special Rule for Retirement.  Notwithstanding the provisions of Section 9.2.4, if the exercisability of an Option is accelerated under Section 9.2.3 on account of the Participant’s Retirement, such Option shall terminate upon the first to occur of: (a) the expiration of ten (10) years from the date the Option was granted; or (b) the expiration of one year from the date of the Participant’s death.

9.2.7 Not Incentive Stock Options.  Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

9.2.8 Other Terms.  All provisions of the Plan not inconsistent with this Section 9, including, but not limited to, Section 5.10, shall apply to Options granted to Non-employee Directors.

9.3 Elections by Non-employee Directors.  Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-employee Director may elect to forego receipt of all or a portion of committee fees and meeting fees otherwise due to the Non-employee Director in exchange for Shares. The number of Shares received by any Non-employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-employee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 9.3 shall be designed to ensure that any such election by a Non-employee Director will not disqualify him or her as a “non-employee director” under Rule 16b-3.

10. Section 162(m) Deduction Qualification.  Except as otherwise provided in Section 10.5, the provisions of this Section 10 shall apply only to Awards of Covered Officers.

10.1 Awards for Covered Officers.  Any other provision of the Plan notwithstanding, all Awards to Covered Officers shall be made in a manner that allows for the full deductibility of the Award by the Company or its Subsidiaries under Section 162(m) of the Code. All Awards for Covered Officers shall comply with the provisions of this Section 10.

10.2 Designation of Covered Officers.  For each Performance Period, the Committee will designate which Participants are Covered Officers prior to the completion of 25% of the Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code).

10.3 Establishment of Performance Goals and Awards for Covered Officers.  Prior to the completion of 25% of a Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code), the Committee shall in its sole discretion, for each such Performance Period: (a) determine and establish in writing one or more Performance Goals applicable to the Performance Period for each Covered Officer; and (b) either (i) assign each Covered Officer a target Award expressed as a fixed number of Shares or a whole dollar amount or (ii) establish a payout table or formula for purposes of determining the Award payable to each Covered Officer. Each payout table or formula: (a) shall be in writing; (b) shall be based on a comparison of actual performance to the Performance Goals; (c) may include a “floor” which is the level of achievement of the Performance Goal in which payout begins; and (d) shall provide for an actual Award equal to or less than the Covered Officer’s target Award, depending on the extent to which actual performance approached or reached the Performance Goal. Such pre-established Performance Goals and Awards must state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to each Covered Officer if the Performance Goal is met. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Officer. The Committee may establish any number of Performance Periods, Performance Goals and Awards for any Covered Officer running concurrently, in whole or in part, provided, that in so doing the Committee does not jeopardize the Company’s deduction for such Awards under Section 162(m) of the Code. The Committee may select different Performance Goals and Awards for different Covered Officers.

10.4 Certification of Achievement of Performance Goals and Amount of Awards.  After the end of each Performance Period, or such earlier date if the Performance Goals are achieved, the Committee shall certify in writing, prior to the unconditional payment of any Award, that the Performance Goals for the Performance Period and all other material terms of the Plan were satisfied and to what extent they were satisfied. The Committee shall determine the actual Award for each Covered Officer based on the payout table/formula established in Section 10.3, as the case may be. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding Performance Goal has been achieved, whichever will produce the higher Award, provided, however, notwithstanding the attainment of specified Performance Goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant, including any Covered Officer, based on the Committee’s evaluation of Extraordinary Events or other factors. Without limiting the manner of computing Awards set forth in the preceding sentence, with respect to Covered Officers, the Committee may not under any circumstances increase the amount of an Award.

10.5 Maximum Award.  Any other provision of the Plan notwithstanding, the maximum aggregate Awards payable to any Participant under the Plan for any Performance Period shall not exceed Five Hundred Thousand (500,000) Shares, which maximum number of Shares shall be adjusted pursuant to Section 4.3.

11. Miscellaneous

11.1 Forfeiture.  Notwithstanding anything in the Plan or in any Award Agreement to the contrary, in the event of a breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or an Affiliate), or any activity of a Participant or former Participant in competition with any of the businesses of the Company or an Affiliate, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require the former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or Affiliate to such individual if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a breach of conduct or any activity in competition with any of the businesses of the Company or an Affiliate shall be determined by the Committee in good faith and in its sole discretion.

11.2 No Effect on Employment or Service.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Unless there is a written agreement between the Employee and the Company or an Affiliate to the contrary, employment of an Employee with the Company and its Affiliates is on an at-will basis only.

11.3 Participation.  No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.4 Indemnification.  Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Code of Regulations, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

11.5 Successors.  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

11.6 Beneficiary Designations.  If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

11.7 Nontransferability of Awards; Unfunded Plan.  No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 11.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, to the extent provided in the applicable Award Agreement, a Participant may transfer a Nonqualified Stock Option either (a) to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members, or to partnerships or other entities in which such family members are the only partners or owners, provided that the Participant does not receive any consideration for the transfer, or (b) if such transfer is approved by the Committee. If such transfer is permitted under the Award Agreement, any Nonqualified Stock Option held by such transferees are subject to the same terms and conditions that applied to such Nonqualified Stock Options immediately prior to transfer based on the transferor Participant’s continuing relationship with the Company. It is intended that the Plan be an “unfunded” plan for incentive compensation. The Plan does not give a Participant any interest, lien or claim against any specific asset of the Company. No Participant or beneficiary shall have any rights under this Plan other than as a general unsecured creditor of the Company.

11.8 No Rights as Stockholder.  Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

11.9 Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

11.10 Withholding Arrangements.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the minimum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

11.11 Deferrals.  The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

12. Amendment, Termination and Duration

12.1 Amendment, Suspension, or Termination.  The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan’s qualification under applicable law or stock exchange regulation, any such amendment shall be subject to shareholder approval. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

12.2 Duration of the Plan.  The Plan shall commence on the date specified herein, and subject to Section 12.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after March 7, 2015 ~~2012~~.

13. Legal Construction

13.1 Gender and Number; Accounting Terms.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

13.2 Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.3 Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.4 Compliance with Rule 16b-3.  Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

13.5 Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

13.6 Captions.  Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

PRELIMINARY — SUBJECT TO COMPLETION

NEOPROBE CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Mark J. Pykett and Brent L. Larson, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $.001 per share, of Neoprobe Corporation held of record by the undersigned on June 17, 2011, at the Annual Meeting of Stockholders to be held on August 15, 2011, or any adjournment thereof, with all the power the undersigned would possess if present in person.

1.	To approve the sale (the “Asset Sale”) of our GDS line of gamma detection device systems (the “GDS Business”) to Devicor Medical Products, Inc. (“Devicor” or the “Buyer”) pursuant to the terms and conditions of an asset purchase agreement dated as of May 24, 2011, by and between the Company and Devicor (the “Asset Purchase Agreement”). The Asset Purchase Agreement is attached as Appendix A to the proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board recommends a vote “FOR” this proposal.

2.	To elect as directors the nominees named below for a term of three years and until their successors are duly elected and qualified.
NOMINEES:	Mark J. Pykett, Ph.D. Peter F. Drake, Ph.D. Jess Emery Jones, M.D.

☐ FOR all nominees listed above (except as marked to the contrary)

☐ WITHHOLD AUTHORITY to vote for all nominees listed above

The undersigned may withhold authority to vote for any nominee by lining through or otherwise striking out the name of any nominee.

The Board recommends a vote “FOR” the election of the directors above.

3.	To approve and amend the Company’s Amended and Restated 2002 Stock Incentive Plan (the “2002 Plan”) to increase the maximum number of shares of Common Stock issuable under the 2002 Plan to 10,000,000 shares and to extend the term of the 2002 Plan to March 7, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board recommends a vote “FOR” this proposal.

4.	To hold an advisory vote on the frequency of voting on the compensation of our named executive officers.

☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ ABSTAIN

The Board recommends a vote “FOR” 3 Years.

5.	To hold an advisory vote to approve the compensation of our named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board recommends a vote “FOR” this proposal.

6.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board recommends a vote “FOR” this proposal.

7.	To adjourn the Annual Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the proposal to approve the Asset Sale if there are insufficient votes to approve the Asset Sale.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board recommends a vote “FOR” this proposal.

8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

(Continued, to be dated and signed, on the other side)

(Continued from the other side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 3, 5, 6, AND 7 ABOVE, FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS (PROPOSAL 2), AND FOR EVERY THIRD YEAR REGARDING THE FREQUENCY ON THE VOTE TO APPROVE EXECUTIVE COMPENSATION (PROPOSAL 4).

The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated [•], 2011, and a copy of the Company’s 2010 Annual Report to Stockholders.

Date: , 2011
Signature
Signature (if held jointly)
IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.